UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21977

            Invesco Exchange-Traded Fund Trust II

(Exact name of registrant as specified in charter)

3500 Lacey Road

                             Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Anna Paglia

President

3500 Lacey Road

                               Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code:    800-983-0903

Date of fiscal year end:   October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders

October 31, 2020

PBTP	Invesco PureBetaSM 0-5 Yr US TIPS ETF

PBDM	Invesco PureBetaSM FTSE Developed ex-North America ETF

PBEE	Invesco PureBetaSM FTSE Emerging Markets ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

At the outset of the fiscal year, improving economic conditions during the fourth quarter of 2019 provided the backdrop for strong equity market returns. Investors were encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (“the Fed”) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August, revised second quarter GDP fell by 31.40%2, a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but reached record highs by the end of August.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Activity was better than expected across many areas of the economy. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Despite October posting negative returns for the major stock indices in the US and globally, the S&P 500 Index returned 9.71% for the fiscal year.

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Economic Analysis

Fixed Income

At the start of the fiscal year, US economic data remained supportive of continued economic expansion as fourth quarter 2019 GDP grew 2.40%.1 The US economy continued to add jobs, pushing the unemployment rate to 3.50% at the close of the 2019 calendar year, while inflation remained subdued.2 However, initial optimism in 2020 was dampened by the outbreak of the novel coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market ended abruptly, while global equity markets also fell sharply.

As market panic set in, central banks around the world took aggressive action to support both local markets and the global economy. In the US, the Fed accomplished this with one 0.25% rate cut on March 3, followed by a 1.00% rate cut on March 16, bringing the target Fed Funds range of 0.00% to 0.25%.3 Second quarter GDP fell by an annualized rate of 31.40%,1 and unemployment in the US rose to 14.70%2 in April, a rate not seen since 1940.

The 10-year US Treasury yield reached a high of 1.94%4 in November of 2019 due to the continued strength of the global economy. However, a severe risk-off tone drove US Treasury yields sharply lower in mid-February as COVID-19 began its spread through Europe before falling sharply to a level of 0.54%4 in February of 2020 amid COVID-19 concerns. Throughout the remainder of the fiscal year, US Treasury yields remained comparatively low, as the Fed prolonged its accomodative stance and continued geoeconomic uncertainty forced investors to seek higher quality fixed income instruments. The 10-year US Treasury yield ended the fiscal year at 0.87%, 82 basis points lower than at the beginning of the fiscal year.4 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays US Aggregate Bond Index, gained 6.19% for the fiscal year. Positive performance for the index was largely attributable to the sharp decline in US Treasury yields. The four primary sectors of the Bloomberg Barclays US Aggregate Bond Index—government-related, corporate, securitized and treasury—posted positive returns for the fiscal year. Out-of-index exposure, such as high yield and US dollar-denominated emerging market (EM) corporate debt, experienced small gains despite longer-term economic concerns stemming from the COVID-19 pandemic. Helping to support returns in high yield was the Fed’s corporate bond purchase program, while US dollar-denominated EM corporate debt was bouyed by very accommodative central bank policies.

[1]	Source: Bureau of Economic Analysis
[2]	Source: Bureau of Labor Statistics
[3]	Source: US Federal Reserve
[4]	Source: US Treasury Department

3

The Market Environment (continued)

Global Equity

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

4

PBTP	Management’s Discussion of Fund Performance
Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

As an index fund, the Invesco PureBetaSM 0-5 Yr US TIPS ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA 0-5 Year US Inflation-Linked Treasury IndexSM (the “Index”). The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of the shorter maturity subset of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market, represented by TIPS with a remaining maturity of at least one month and less than five years. TIPS are U.S. dollar-denominated, U.S. government debt securities that are publicly offered for sale in the United States. TIPS are “inflation-linked, “meaning that their principal and interest payments are tied to inflation (as measured by the Consumer Price Index). TIPS are issued by the U.S. Treasury, and their payments are supported by the full faith and credit of the United States.

To qualify for inclusion in the Underlying Index, securities must have: (i) at least one month but less than five years remaining term to final maturity; (ii) at least 18 months to maturity when issued; and (iii) a minimum amount outstanding of $1 billion. Original issue zero coupon bonds may be included in the Underlying Index, and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. Underlying Index constituents are market capitalization weighted. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

During the fiscal year ended October 31, 2020, on a market price basis, the Fund returned 4.28%. On a net asset value (“NAV”) basis, the Fund returned 4.28%. During the same time period, the Index returned 4.40%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund.

For the fiscal year ended October 31, 2020, bonds with maturities between 2 and 3 years contributed most significantly to the Fund’s return, followed by bonds with maturities between 3 and 4 years. No maturities detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020, included U.S. Inflation Index Bond, 0.13% coupon, due 07/15/2024 (portfolio average weight of 5.98%) and U.S. Inflation Index Bond, 0.63% coupon, due 01/15/2024 (portfolio average weight of 6.12%). No positions detracted from the Fund’s return.

Duration Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Maturing in 0-5 Years	99.89
Money Market Funds Plus Other Assets Less Liabilities	0.11

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
U.S. Treasury Inflation—Indexed Notes, 0.63%, 04/15/2023	6.48
U.S. Treasury Inflation—Indexed Notes, 0.13%, 04/15/2021	6.23
U.S. Treasury Inflation—Indexed Notes, 0.38%, 07/15/2025	6.13
U.S. Treasury Inflation—Indexed Notes, 0.63%, 01/15/2024	6.11
U.S. Treasury Inflation—Indexed Notes, 0.13%, 04/15/2022	6.08
U.S. Treasury Inflation—Indexed Notes, 0.13%, 01/15/2022	6.07
U.S. Treasury Inflation—Indexed Notes, 0.38%, 07/15/2023	6.05
U.S. Treasury Inflation—Indexed Notes, 0.25%, 01/15/2025	6.04
U.S. Treasury Inflation—Indexed Notes, 0.13%, 01/15/2023	6.00
U.S. Treasury Inflation—Indexed Notes, 0.13%, 07/15/2022	5.99
Total	61.18

*	Excluding money market fund holdings.

5

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
ICE BofA 0-5 Year US Inflation-Linked Treasury IndexSM	4.40%	2.99%	9.24%	2.92%	9.34%
Fund
NAV Return	4.28	2.87	8.84	2.81	8.97
Market Price Return	4.28	2.88	8.88	2.82	9.02

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.07% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

6

PBDM	Management’s Discussion of Fund Performance
Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

As an index fund, the Invesco PureBetaSM FTSE Developed ex-North America ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Developed ex North America Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the large- and mid-capitalization segments of equity markets of countries around the world that are classified as developed markets within the country classification definition of the Index Provider, excluding the United States and Canada. The Index Provider defines the large- and mid-capitalization segments as approximately the top 90% of the eligible universe. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal year ended October 31, 2020, on a market price basis, the Fund returned (4.66)%. On a net asset value (“NAV”) basis, the Fund returned (5.33)%. During the same time period, the Index returned (5.45)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, offset by the Fund holding cash to pay distributions in March, which coincided with the overall market decline.

For the fiscal year ended October 31, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and materials sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the energy and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020, included ASML Holding N.V., an information technology company (portfolio average weight of 0.86%), and Softbank Group Corp., a communication services company (portfolio average weight of 0.52%). Positions that detracted most significantly from the Fund’s return included HSBC Holdings PLC, a financials company (portfolio average weight of 0.77%), and BP PLC, an energy company (portfolio average weight of 0.60%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Industrials	15.45
Financials	15.01
Health Care	12.73
Consumer Discretionary	12.19
Consumer Staples	10.86
Information Technology	10.28
Materials	7.99
Communication Services	5.83
Utilities	3.83
Real Estate	3.02
Energy	2.54
Money Market Funds Plus Other Assets Less Liabilities	0.27

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
Nestle S.A.	2.14
Samsung Electronics Co. Ltd.	1.60
Roche Holding AG	1.52
Novartis AG	1.14
Toyota Motor Corp.	1.09
ASML Holding N.V.	0.99
AstraZeneca PLC	0.90
SAP SE	0.81
LVMH Moet Hennessy Louis Vuitton SE	0.79
AIA Group Ltd.	0.78
Total	11.76

*	Excluding money market fund holdings.

7

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
FTSE Developed ex North America Index (Net)	(5.45)%	(1.13)%	(3.35)%	(0.50)%	(1.55)%
Fund
NAV Return	(5.33)	(1.18)	(3.51)	(0.57)	(1.77)
Market Price Return	(4.66)	(1.13)	(3.35)	(0.42)	(1.29)

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.07% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

8

PBEE	Management’s Discussion of Fund Performance
Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

As an index fund, the Invesco PureBetaSM FTSE Emerging Markets ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Emerging Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Underlying Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of the large- and mid-capitalization segments of equity markets of countries around the world that are classified as emerging markets within the country classification definition of the Index Provider. The Index Provider defines the large- and mid-capitalization segments as approximately the top 90% of the eligible universe. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended October 31, 2020, on a market price basis, the Fund returned 8.33%. On a net asset value (“NAV”) basis, the Fund returned 7.13%. During the same time period, the Index returned 7.52%. During the fiscal year, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to the impact of the fees and expenses that the Fund incurred during the period, as well as the impact of the sampling methodology.

For the fiscal year ended October 31, 2020, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and communication services sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the energy and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020, included Tencent Holdings Ltd., a communication services company (portfolio average weight of 6.24%), and Alibaba Group Holding Ltd., a consumer discretionary company (portfolio average weight of 7.55%). Positions that detracted most significantly from the Fund’s return included HDFC Bank Ltd., ADR, a financials company (no longer held at fiscal year-end), and Itau Unibanco Holding S.A., financials company (portfolio average weight of 0.54%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Financials	23.78
Consumer Discretionary	20.78
Communication Services	13.28
Information Technology	13.19
Materials	6.25
Consumer Staples	4.73
Energy	4.70
Industrials	4.45
Health Care	3.47
Sector Types Each Less Than 3%	5.21
Money Market Funds Plus Other Assets Less Liabilities	0.16

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
Alibaba Group Holding Ltd., ADR	9.33
Tencent Holdings Ltd.	7.68
Taiwan Semiconductor Manufacturing Co. Ltd.	6.21
Invesco India ETF	4.49
Meituan Dianping, B Shares	2.29
iShares MSCI India ETF	1.52
Naspers Ltd., Class N	1.38
China Construction Bank Corp., H Shares	1.16
JD.com, Inc., ADR	1.15
Reliance Industries Ltd., GDR	1.01
Total	36.22

*	Excluding money market fund holdings.

9

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2020

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
FTSE Emerging Index (Net)	7.52%	2.86%	8.82%	2.95%	9.44%
Fund
NAV Return	7.13	2.40	7.37	2.66	8.50
Market Price Return	8.33	2.55	7.85	2.33	7.42

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive a portion of its management fee through August 31, 2022. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.19% (0.15% after fee waiver) includes the unitary management fee of 0.14% and acquired fund fees and expenses of 0.05%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

10

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

October 31, 2020

Schedule of Investments

	Principal Amount	Value
U.S. Treasury Securities-99.89%
U.S. Treasury Inflation – Indexed Notes-99.89%(a)
1.13%, 01/15/2021	$710,532	$711,531
0.13%, 04/15/2021	802,762	802,030
0.63%, 07/15/2021	673,480	679,618
0.13%, 01/15/2022	772,860	781,724
0.13%, 04/15/2022	773,248	783,057
0.13%, 07/15/2022	755,014	770,585
0.13%, 01/15/2023	752,764	772,166
0.63%, 04/15/2023	801,542	833,683
0.38%, 07/15/2023	746,076	778,607
0.63%, 01/15/2024	744,119	786,430
0.50%, 04/15/2024	541,049	571,166
0.13%, 07/15/2024	731,220	769,195
0.13%, 10/15/2024	580,489	612,273
0.25% - 2.38%, 01/15/2025	1,361,828	1,501,369
0.13%, 04/15/2025	582,625	616,067

	Principal Amount	Value
U.S. Treasury Inflation – Indexed Notes-(continued)
0.38%, 07/15/2025	$732,155	$789,086
0.13%, 10/15/2025	277,479	296,461

Total U.S. Treasury Securities (Cost $12,630,561)		12,855,048

	Shares
Money Market Funds-0.10%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(b)(c) (Cost $12,806)	12,806	12,806

TOTAL INVESTMENTS IN SECURITIES-99.99% (Cost $12,643,367)		12,867,854

OTHER ASSETS LESS LIABILITIES-0.01%		1,869

NET ASSETS-100.00%		$12,869,723

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 2J.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$50,364	$(37,558)	$-	$-	$12,806	$-
Invesco Premier U.S. Government Money Portfolio, Institutional Class	8,860	862,867	(871,727)	-	-	-	134
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	-	232,343	(232,343)	-	-	-	115	*
Invesco Liquid Assets Portfolio, Institutional Class	-	77,330	(77,322)	-	(8)	-	44	*

Total	$8,860	$1,222,904	$(1,218,950)	$-	$(8)	$12,806	$293

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.73%
Australia-7.53%
Adbri Ltd.	70	$139
Afterpay Ltd.(a)	32	2,173
AGL Energy Ltd.	96	841
ALS Ltd.	74	486
Altium Ltd.	17	444
Alumina Ltd.	384	387
AMP Ltd.	527	566
Ampol Ltd.	38	692
Ansell Ltd.	20	564
APA Group	181	1,333
Appen Ltd.	17	386
Aristocrat Leisure Ltd.	98	1,970
ASX Ltd.	30	1,678
Atlas Arteria Ltd.	145	574
Aurizon Holdings Ltd.	282	747
AusNet Services	280	393
Australia & New Zealand Banking Group Ltd.	435	5,746
Bank of Queensland Ltd.(b)	70	316
Beach Energy Ltd.	271	225
Bendigo & Adelaide Bank Ltd.	81	381
BHP Group Ltd.	452	10,722
BHP Group PLC	319	6,147
BlueScope Steel Ltd.	77	793
Boral Ltd.	187	599
Brambles Ltd.	233	1,569
carsales.com Ltd.	33	481
Challenger Ltd.	88	297
Charter Hall Group	71	615
CIMIC Group Ltd.(a)	15	226
Cleanaway Waste Management Ltd.	208	299
Coca-Cola Amatil Ltd.	78	681
Cochlear Ltd.	10	1,490
Coles Group Ltd.	195	2,431
Commonwealth Bank of Australia	272	13,184
Computershare Ltd.	74	631
Crown Resorts Ltd.	54	314
CSL Ltd.	69	13,934
CSR Ltd.	74	229
Deterra Royalties Ltd.(a)(b)	64	177
Dexus	168	1,016
Domain Holdings Australia Ltd.	35	97
Domino’s Pizza Enterprises Ltd.	9	536
Downer EDI Ltd.	91	281
Evolution Mining Ltd.	245	953
Flight Centre Travel Group Ltd.(a)	22	174
Fortescue Metals Group Ltd.	244	2,976
Glencore PLC(a)	1,655	3,336
Goodman Group	275	3,553
GPT Group (The)	299	846
Harvey Norman Holdings Ltd.	91	284
IDP Education Ltd.	21	284
Iluka Resources Ltd.	64	231
Incitec Pivot Ltd.	293	395
Insurance Australia Group Ltd.	355	1,189
IOOF Holdings Ltd.	53	109
JB Hi-Fi Ltd.	17	566
Lendlease Corp. Ltd.	101	848

	Shares	Value
Australia-(continued)
Macquarie Group Ltd.	49	$4,362
Magellan Financial Group Ltd.	21	813
Medibank Pvt Ltd.	423	793
Metcash Ltd.	156	323
Mineral Resources Ltd.	21	368
Mirvac Group	603	894
National Australia Bank Ltd.	491	6,413
Newcrest Mining Ltd.	124	2,546
NEXTDC Ltd.(a)	69	617
Northern Star Resources Ltd.	110	1,147
Nufarm Ltd.(a)	49	118
Oil Search Ltd.	318	574
Orica Ltd.	62	664
Origin Energy Ltd.	270	758
Orora Ltd.	148	268
OZ Minerals Ltd.	49	511
Perpetual Ltd.	7	134
Platinum Asset Management Ltd.	46	99
Qantas Airways Ltd.(a)	89	262
QBE Insurance Group Ltd.	223	1,292
Qube Holdings Ltd.	223	415
Ramsay Health Care Ltd.	26	1,138
REA Group Ltd.(b)	8	664
Rio Tinto Ltd.	57	3,700
Rio Tinto PLC	167	9,408
Santos Ltd.	272	904
Saracen Mineral Holdings Ltd.(a)	168	665
Scentre Group	796	1,174
SEEK Ltd.	53	801
Seven Group Holdings Ltd.(b)	20	273
Shopping Centres Australasia Property Group	162	264
Sonic Healthcare Ltd.	73	1,785
South32 Ltd.	744	1,061
Star Entertainment Group Ltd. (The)	127	293
Stockland	366	990
Suncorp Group Ltd.	193	1,113
Sydney Airport	170	651
Tabcorp Holdings Ltd.	292	675
Telstra Corp. Ltd.	639	1,203
TPG Telecom Ltd.(a)	56	282
Transurban Group	420	3,970
Treasury Wine Estates Ltd.	111	715
Tuas Ltd.(a)	28	15
Vicinity Centres	576	489
Vocus Group Ltd.(a)	91	220
Washington H Soul Pattinson & Co. Ltd.	14	249
Wesfarmers Ltd.	174	5,616
Westpac Banking Corp.	554	6,968
Whitehaven Coal Ltd.	132	99
WiseTech Global Ltd.(b)	13	264
Woodside Petroleum Ltd.	146	1,796
Woolworths Group Ltd.	194	5,199
Worley Ltd.	49	324

		168,873

Austria-0.15%
ANDRITZ AG	11	371
Erste Group Bank AG(a)	44	901

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2020

	Shares	Value
Austria-(continued)
OMV AG	22	$505
Raiffeisen Bank International AG(a)	20	287
Telekom Austria AG	21	141
Verbund AG	10	575
Vienna Insurance Group AG Wiener Versicherung Gruppe	6	122
voestalpine AG	18	500

		3,402

Belgium-0.82%
Ackermans & van Haaren N.V.(a)	3	369
Ageas(b)	28	1,127
Anheuser-Busch InBev S.A./N.V.	127	6,592
Colruyt S.A.	8	474
Elia Group S.A./N.V	5	484
Galapagos N.V.(a)	7	827
Groupe Bruxelles Lambert S.A.	16	1,310
KBC Group N.V	42	2,071
Proximus SADP	21	408
Sofina S.A.	2	519
Solvay S.A., Class A	11	893
Telenet Group Holding N.V.	7	269
UCB S.A.	18	1,776
Umicore S.A.	31	1,193
		18,312

Brazil-0.04%
Yara International ASA	26	904

Cambodia-0.01%
NagaCorp Ltd.	230	237

Chile-0.03%
Antofagasta PLC	53	705

China-0.41%
AAC Technologies Holdings, Inc.	110	579
BOC Hong Kong Holdings Ltd.	569	1,578
Budweiser Brewing Co. APAC Ltd.(c)	281	826
China Travel International Investment Hong Kong Ltd.(a)	398	51
Chow Tai Fook Jewellery Group Ltd.(b)	169	216
ESR Cayman Ltd.(a)(c)	200	602
FIH Mobile Ltd.(a)	455	50
Kerry Logistics Network Ltd.	87	181
Lenovo Group Ltd.	1,138	712
Minth Group Ltd.	109	451
MMG Ltd.(a)	351	83
Nexteer Automotive Group Ltd.	129	107
Shangri-La Asia Ltd.(a)	175	137
Shui On Land Ltd.	546	72
SITC International Holdings Co. Ltd.	181	279
Sun Art Retail Group Ltd.	348	376
Tingyi Cayman Islands Holding Corp.	295	539
Towngas China Co. Ltd.(a)	162	73
Uni-President China Holdings Ltd.	182	157
Want Want China Holdings Ltd.	874	577
Wilmar International Ltd.	308	911
Xinyi Glass Holdings Ltd.	317	694

		9,251

Denmark-2.30%
Ambu A/S, Class B	26	788

	Shares	Value
Denmark-(continued)
AP Moller - Maersk A/S, Class A	1	$1,475
AP Moller - Maersk A/S, Class B	1	1,597
Carlsberg A/S, Class B	15	1,899
Chr. Hansen Holding A/S	16	1,612
Coloplast A/S, Class B	20	2,919
Danske Bank A/S(a)	101	1,343
Demant A/S(a)	16	504
DSV Panalpina A/S	30	4,858
Genmab A/S(a)	9	2,998
GN Store Nord A/S	20	1,439
H Lundbeck A/S	9	253
ISS A/S(a)	28	363
Novo Nordisk A/S, Class B	248	15,930
Novozymes A/S, Class B	31	1,863
Orsted A/S(c)	29	4,603
Pandora A/S	15	1,188
Rockwool International A/S, Class B	1	391
Tryg A/S	19	527
Vestas Wind Systems A/S	30	5,121

		51,671

Finland-1.28%
Elisa OYJ	22	1,082
Fortum OYJ	66	1,242
Huhtamaki OYJ	14	684
Kesko OYJ, Class B	41	1,054
Kojamo OYJ	30	618
Kone OYJ, Class B	60	4,776
Metso Outotec OYJ	68	479
Neles OYJ	16	214
Neste OYJ(b)	64	3,331
Nokia OYJ(a)	861	2,908
Nokian Renkaat OYJ(b)	21	646
Nordea Bank Abp(a)	495	3,725
Orion OYJ, Class B	16	685
Sampo OYJ, Class A	78	2,944
Stora Enso OYJ, Class R	88	1,284
UPM-Kymmene OYJ	82	2,317
Wartsila OYJ Abp	75	596

		28,585

France-8.95%
Accor S.A.(a)(b)	29	738
Adevinta ASA, Class B(a)	35	540
Aeroports de Paris(b)	4	391
Air Liquide S.A.	71	10,379
Airbus SE(a)	85	6,197
ALD S.A.(c)	12	129
Alstom S.A.(a)	29	1,300
Amundi S.A.(a)(c)	9	590
Arkema S.A.	10	979
Atos SE(a)	14	956
AXA S.A.	295	4,742
BioMerieux	7	1,042
BNP Paribas S.A.(a)	166	5,773
Bollore S.A.	151	541
Bouygues S.A.	33	1,082
Bureau Veritas S.A.(a)	42	922
Capgemini SE	24	2,772
Carrefour S.A.	88	1,369
Casino Guichard Perrachon S.A.(a)(b)	8	180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2020

	Shares	Value
France-(continued)
Cie de Saint-Gobain(a)	74	$2,888
Cie Generale des Etablissements Michelin S.C.A.	27	2,914
Cie Plastic Omnium S.A.	9	205
CNP Assurances(a)	23	259
Covivio	7	417
Credit Agricole S.A.(a)	177	1,398
Danone S.A.	92	5,080
Dassault Systemes SE	20	3,414
Edenred	37	1,726
Eiffage S.A.(a)	12	871
Electricite de France S.A.	79	917
ENGIE S.A.(a)	254	3,073
EssilorLuxottica S.A.(a)	45	5,567
Eurazeo SE(a)	7	318
Faurecia SE(a)	11	417
Gecina S.A.	8	993
Getlink SE(a)	70	941
Hermes International	5	4,654
ICADE	5	253
Iliad S.A.	2	387
Imerys S.A.	6	179
Ingenico Group S.A.(a)	1	144
Ipsen S.A.	5	455
JCDecaux S.A.(a)	11	170
Kering S.A.	11	6,644
Klepierre S.A.(b)	29	367
La Francaise des Jeux SAEM(c)	13	487
Legrand S.A.	41	3,032
L’Oreal S.A.	37	11,969
LVMH Moet Hennessy Louis Vuitton SE	38	17,808
Natixis S.A.(a)	129	300
Orange S.A.	293	3,287
Orpea S.A.(a)	7	699
Pernod Ricard S.A.	32	5,159
Peugeot S.A.(a)	84	1,510
Publicis Groupe S.A.	33	1,145
Remy Cointreau S.A.(b)	4	676
Renault S.A.(a)	28	693
Rexel S.A.(a)	46	484
Rubis S.C.A.	14	460
Safran S.A.(a)	49	5,167
Sanofi	166	14,961
Sartorius Stedim Biotech	4	1,517
Schneider Electric SE	80	9,710
SCOR SE(a)	24	583
SEB S.A.	4	650
Societe Generale S.A.(a)	119	1,613
Sodexo S.A.	13	834
Suez S.A.	57	1,044
Teleperformance	9	2,702
Thales S.A	15	976
TOTAL SE	371	11,158
Ubisoft Entertainment S.A.(a)	14	1,235
Unibail-Rodamco-Westfield(b)	21	854
Valeo S.A.	37	1,119
Veolia Environnement S.A.	77	1,434
Vinci S.A.	71	5,609
Vivendi S.A.	123	3,552

	Shares	Value
France-(continued)
Wendel SE	4	$347
Worldline S.A.(a)(c)	36	2,669

		200,716

Germany-8.32%
1&1 Drillisch AG	7	147
adidas AG(a)	29	8,614
Allianz SE	63	11,086
Aroundtown S.A.(a)	185	887
BASF SE	140	7,676
Bayer AG	151	7,099
Bayerische Motoren Werke AG	49	3,349
Bayerische Motoren Werke AG, Preference Shares	9	465
Bechtle AG	4	686
Beiersdorf AG	15	1,571
Brenntag AG	24	1,534
Carl Zeiss Meditec AG, BR	6	775
Commerzbank AG(a)(b)	160	754
Continental AG	17	1,808
Covestro AG(c)	26	1,241
CTS Eventim AG& Co. KGaA(a)	9	399
Daimler AG	124	6,413
Delivery Hero SE(a)(c)	22	2,531
Deutsche Bank AG(a)	314	2,890
Deutsche Boerse AG	28	4,121
Deutsche Lufthansa AG(a)(b)	37	318
Deutsche Post AG	150	6,647
Deutsche Telekom AG	495	7,536
Deutsche Wohnen SE	53	2,675
DWS Group GmbH & Co. KGaA(a)(c)	5	170
E.ON SE	332	3,462
Evonik Industries AG	29	698
Fielmann AG(a)	4	303
Fraport AG Frankfurt Airport Services Worldwide(a)(b)	5	181
Fresenius Medical Care AG& Co. KGaA	31	2,368
Fresenius SE & Co. KGaA	62	2,299
Fuchs Petrolub SE	5	192
Fuchs Petrolub SE, Preference Shares	11	566
GEA Group AG	25	832
GRENKE AG	4	156
Hannover Rueck SE	9	1,307
HeidelbergCement AG	23	1,316
Hella GmbH & Co. KGaA(a)	7	306
HelloFresh SE(a)	21	1,123
Henkel AG& Co. KGaA	15	1,357
Henkel AG& Co. KGaA, Preference Shares	27	2,627
HOCHTIEF AG	3	221
Infineon Technologies AG	200	5,568
Just Eat Takeaway.com N.V.(a)(c)	18	1,994
KION Group AG	11	856
Knorr-Bremse AG	10	1,158
LANXESS AG	13	659
LEG Immobilien AG	11	1,487
Merck KGaA	20	2,962
METRO AG	26	255
MTU Aero Engines AG	8	1,366
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	21	4,912
Nemetschek SE	8	579

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2020

	Shares	Value
Germany-(continued)
OSRAM Licht AG(a)	4	$235
Porsche Automobil Holding SE, Preference Shares	24	1,286
ProSiebenSat.1 Media SE(a)	24	268
Puma SE(a)	13	1,136
Rational AG	1	750
Rheinmetall AG	7	511
RWE AG	97	3,592
SAP SE	171	18,224
Sartorius AG, Preference Shares	5	2,116
Scout24 AG(c)	16	1,289
Siemens AG	117	13,724
Siemens Energy AG(a)	59	1,281
Siemens Healthineers AG(c)	20	859
Suedzucker AG	12	173
Symrise AG	19	2,343
Talanx AG	6	177
TeamViewer AG(a)(c)	19	837
Telefonica Deutschland Holding AG	102	257
thyssenkrupp AG(a)(b)	71	339
Traton SE	8	155
TUI AG(b)	67	262
Uniper SE	17	508
United Internet AG	16	561
Varta AG(a)	2	251
Volkswagen AG	5	778
Volkswagen AG, Preference Shares	28	4,080
Vonovia SE	87	5,556
Wacker Chemie AG	2	193
Zalando SE(a)(c)	25	2,335

		186,578

Hong Kong-2.77%
AIA Group Ltd.	1,859	17,512
ASM Pacific Technology Ltd.	47	473
Bank of East Asia Ltd. (The)	188	338
Brightoil Petroleum Holdings Ltd.(a)(d)	462	0
Cafe de Coral Holdings Ltd.	53	109
Cathay Pacific Airways Ltd.(a)	125	85
Champion REIT	309	149
CK Asset Holdings Ltd.	413	1,912
CK Hutchison Holdings Ltd.	411	2,475
CK Infrastructure Holdings Ltd.	98	461
CLP Holdings Ltd.	253	2,326
Dah Sing Banking Group Ltd.	58	50
Dah Sing Financial Holdings Ltd.	23	57
Dairy Farm International Holdings Ltd.	47	177
Guotai Junan International Holdings Ltd.(b)	369	47
Haitong International Securities Group Ltd.	355	81
Hang Lung Group Ltd.	138	305
Hang Lung Properties Ltd.	321	779
Hang Seng Bank Ltd.	110	1,691
Henderson Land Development Co. Ltd.	205	726
Hong Kong & China Gas Co. Ltd. (The)	1,588	2,281
Hong Kong Exchanges & Clearing Ltd.	194	9,261
Hongkong Land Holdings Ltd.	185	679
Huabao International Holdings Ltd.(b)	141	127
Hutchison Port Holdings Trust, Class U	802	116
Hutchison Telecommunications Hong Kong Holdings Ltd.	204	31
Hysan Development Co. Ltd.	98	312

	Shares	Value
Hong Kong-(continued)
Jardine Matheson Holdings Ltd.	33	$1,465
Jardine Strategic Holdings Ltd.	29	629
Johnson Electric Holdings Ltd., H Shares	54	112
Kerry Properties Ltd.	94	230
Lifestyle International Holdings Ltd.(a)	71	56
Link REIT	318	2,421
Man Wah Holdings Ltd.	400	553
Mapletree North Asia Commercial Trust (c)	318	203
Melco International Development Ltd.	126	204
MTR Corp. Ltd.	222	1,098
New World Development Co. Ltd.	218	1,037
NWS Holdings Ltd.	221	193
PCCW Ltd.	659	396
Power Assets Holdings Ltd.	207	1,064
Sa Sa International Holdings Ltd.(a)	164	23
Shun Tak Holdings Ltd.	293	86
Sino Land Co. Ltd.	470	555
Sun Hung Kai Properties Ltd.	218	2,787
Swire Pacific Ltd., Class A	80	364
Swire Pacific Ltd., Class B	146	119
Swire Properties Ltd.	167	447
Techtronic Industries Co. Ltd.	198	2,640
United Energy Group Ltd.	1,144	155
Vitasoy International Holdings Ltd.	120	484
VTech Holdings Ltd.	25	166
WH Group Ltd.(c)	1,328	1,043
Wharf Holdings Ltd. (The)	137	283
Wharf Real Estate Investment Co. Ltd.	156	598
Yue Yuen Industrial Holdings Ltd.	114	186

		62,157

Indonesia-0.01%
First Pacific Co. Ltd.	369	114
Golden Agri-Resources Ltd.	1,011	105

		219

Ireland-0.63%
AIB Group PLC(a)(b)	120	135
CRH PLC	120	4,220
Flutter Entertainment PLC(a)	18	3,110
Glanbia PLC	30	285
Kerry Group PLC, Class A	24	2,871
Kingspan Group PLC(a)	23	2,005
Smurfit Kappa Group PLC	37	1,393

		14,019

Israel-0.46%
Airport City Ltd.(a)	11	120
Alony Hetz Properties & Investments Ltd.	16	162
Amot Investments Ltd.	21	97
Azrieli Group Ltd.	6	283
Bank Hapoalim BM(a)	167	980
Bank Leumi Le-Israel BM	222	1,053
Bezeq The Israeli Telecommunication Corp. Ltd.(a)	313	357
Elbit Systems Ltd.	4	453
Energix-Renewable Energies Ltd.(a)	28	120
First International Bank of Israel Ltd.	8	178
Gazit-Globe Ltd.	13	54
Harel Insurance Investments & Financial Services Ltd.(a)	17	125
ICL Group Ltd.	106	386

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2020

	Shares	Value
Israel-(continued)
Israel Discount Bank Ltd., Class A	179	$505
Melisron Ltd.	3	109
Mivne Real Estate KD Ltd.	103	198
Mizrahi Tefahot Bank Ltd.	20	391
Nice Ltd.(a)	10	2,291
Paz Oil Co. Ltd.	2	184
Phoenix Holdings Ltd. (The)(a)	19	100
Shapir Engineering and Industry Ltd. (a)	17	115
Shikun & Binui Ltd.(a)	30	141
Shufersal Ltd.	17	129
Strauss Group Ltd.	6	174
Teva Pharmaceutical Industries Ltd. (a)	151	1,309
Tower Semiconductor Ltd.(a)	16	334

		10,348

Italy-1.84%
A2A S.p.A.	237	301
Amplifon S.p.A.(a)	19	691
Assicurazioni Generali S.p.A.	194	2,601
Atlantia S.p.A.(a)	75	1,149
Banca Mediolanum S.p.A.	39	266
Buzzi Unicem S.p.A.	11	238
Buzzi Unicem S.p.A., RSP	6	85
Davide Campari-Milano N.V.	86	898
DiaSorin S.p.A.	3	659
Enel S.p.A.	1,193	9,497
Eni S.p.A.	374	2,619
Ferrari N.V	19	3,390
FinecoBank Banca Fineco S.p.A.(a)	93	1,273
Hera S.p.A.	118	371
Infrastrutture Wireless Italiane S.p.A. (c)	43	465
Intesa Sanpaolo S.p.A.(a)	2,386	3,946
Italgas S.p.A.	75	433
Leonardo S.p.A.(b)	60	286
Mediobanca Banca di Credito Finanziario S.p.A.	118	837
Moncler S.p.A.(a)	29	1,161
Nexi S.p.A.(a)(c)	44	676
Pirelli & C S.p.A.(a)(c)	60	250
Poste Italiane S.p.A.(c)	70	571
PRADA S.p.A.(a)	81	318
Prysmian S.p.A.	37	1,006
Recordati Industria Chimica e Farmaceutica S.p.A.	15	777
Snam S.p.A.	335	1,635
Telecom Italia S.p.A.	1,633	554
Telecom Italia S.p.A., RSP	926	337
Terna Rete Elettrica Nazionale S.p.A.	213	1,440
UniCredit S.p.A.(a)	328	2,446
UnipolSai Assicurazioni S.p.A.	76	176

		41,352

Japan-26.04%
77 Bank Ltd. (The)	11	153
ABC-Mart, Inc.	4	203
Acom Co. Ltd.	60	268
Advantest Corp.	31	1,788
Aeon Co. Ltd.	110	2,803
AEON Financial Service Co. Ltd.	18	183
Aeon Mall Co. Ltd.	19	295
AGC, Inc.	28	869
Aica Kogyo Co. Ltd.	8	269
Ain Holdings, Inc.	4	279

	Shares	Value
Japan-(continued)
Air Water, Inc.	24	$342
Aisin Seiki Co. Ltd.	28	842
Ajinomoto Co., Inc.	76	1,525
Alfresa Holdings Corp.	28	512
Alps Alpine Co. Ltd.	30	428
Amada Co. Ltd.	52	450
Amano Corp.	10	234
ANA Holdings, Inc.(a)(b)	18	391
Anritsu Corp.	21	458
Aozora Bank Ltd.	18	294
Ariake Japan Co. Ltd.	3	192
Asahi Group Holdings Ltd.	60	1,850
Asahi Intecc Co. Ltd.	29	897
Asahi Kasei Corp.	191	1,645
Asics Corp.	28	348
ASKUL Corp.	3	115
Astellas Pharma, Inc.	290	3,981
Azbil Corp.	20	808
Bandai Namco Holdings, Inc.	30	2,232
Bank of Kyoto Ltd. (The)(b)	11	484
Benefit One, Inc.	10	249
Benesse Holdings, Inc.	11	259
Bic Camera, Inc.	24	264
Bridgestone Corp.	90	2,919
Brother Industries Ltd.	37	568
Calbee, Inc.	12	367
Canon Marketing Japan, Inc.	7	148
Canon, Inc.	155	2,670
Capcom Co. Ltd.	14	770
Casio Computer Co. Ltd.	34	514
Central Japan Railway Co.	28	3,371
Chiba Bank Ltd. (The)	104	534
Chubu Electric Power Co., Inc.	111	1,244
Chugai Pharmaceutical Co. Ltd.	99	3,808
Chugoku Bank Ltd. (The)	27	233
Chugoku Electric Power Co., Inc. (The)	46	579
Coca-Cola Bottlers Japan Holdings, Inc.(b)	23	324
COMSYS Holdings Corp.	18	456
Concordia Financial Group Ltd.	171	561
Cosmo Energy Holdings Co. Ltd.	10	145
Cosmos Pharmaceutical Corp.	2	339
Credit Saison Co. Ltd.	25	268
CyberAgent, Inc.	15	940
Dai Nippon Printing Co. Ltd.	47	872
Daicel Corp.	47	335
Daido Steel Co. Ltd.	6	195
Daifuku Co. Ltd.	15	1,540
Dai-ichi Life Holdings, Inc.	168	2,485
Daiichi Sankyo Co. Ltd.	294	7,728
Daiichikosho Co. Ltd.	7	239
Daikin Industries Ltd.	41	7,640
Daito Trust Construction Co. Ltd.	10	908
Daiwa House Industry Co. Ltd.	101	2,643
Daiwa Securities Group, Inc.	241	971
DeNA Co. Ltd.	17	290
Denka Co. Ltd.	14	429
Denso Corp.	70	3,240
Dentsu Group, Inc.	35	1,001
DIC Corp.	13	315
Disco Corp.	4	1,073

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2020

	Shares	Value
Japan-(continued)
DMG Mori Co. Ltd.	16	$212
Dowa Holdings Co. Ltd.	7	199
East Japan Railway Co.	56	2,923
Ebara Corp.	16	442
Eisai Co. Ltd.	41	3,172
Electric Power Development Co. Ltd.	26	351
ENEOS Holdings, Inc.	433	1,452
Ezaki Glico Co. Ltd.	8	332
FamilyMart Co. Ltd.	36	788
Fancl Corp.	10	314
FANUC Corp.	30	6,328
Fast Retailing Co. Ltd.	8	5,564
FP Corp.	8	319
Fuji Electric Co. Ltd.	18	542
Fuji Media Holdings, Inc.	7	67
Fuji Oil Holdings, Inc.	7	221
Fuji Seal International, Inc.	7	131
FUJIFILM Holdings Corp.	57	2,900
Fujitsu General Ltd.	9	248
Fujitsu Ltd.	30	3,508
Fukuoka Financial Group, Inc.	23	382
Fukuyama Transporting Co. Ltd.	5	209
Furukawa Electric Co. Ltd.	10	249
Fuyo General Lease Co. Ltd.	3	171
Glory Ltd.	9	189
GMO internet, Inc.	9	240
GMO Payment Gateway, Inc.	6	733
GOLDWIN, Inc.	6	446
GS Yuasa Corp.	12	208
GungHo Online Entertainment, Inc.	5	124
Gunma Bank Ltd. (The)	68	215
H.U. Group Holdings, Inc.	8	203
Hachijuni Bank Ltd. (The)	65	239
Hakuhodo DY Holdings, Inc.	38	482
Hamamatsu Photonics KK	21	1,053
Hankyu Hanshin Holdings, Inc.	34	1,034
Haseko Corp.	44	525
Heiwa Corp.	8	129
Hikari Tsushin, Inc.	3	701
Hino Motors Ltd.	42	320
Hirogin Holdings, Inc.(a)	46	249
Hirose Electric Co. Ltd.	5	695
Hisamitsu Pharmaceutical Co., Inc.	11	523
Hitachi Capital Corp.	7	147
Hitachi Construction Machinery Co. Ltd.	17	416
Hitachi Ltd.	142	4,757
Hitachi Metals Ltd.	31	410
Hitachi Transport System Ltd.	7	221
Hokuhoku Financial Group, Inc.	20	189
Hokuriku Electric Power Co.	27	192
Honda Motor Co. Ltd.	267	6,219
Horiba Ltd.	6	293
Hoshizaki Corp.	8	637
House Foods Group, Inc.	12	397
Hoya Corp.	57	6,434
Hulic Co. Ltd.	56	517
Ibiden Co. Ltd.	17	687
Ichigo, Inc.	32	90
Idemitsu Kosan Co. Ltd.	37	745
IHI Corp.	21	252

	Shares	Value
Japan-(continued)
Iida Group Holdings Co. Ltd.	22	$396
INPEX Corp.	145	682
Isetan Mitsukoshi Holdings Ltd.	57	275
Isuzu Motors Ltd.	79	637
Ito En Ltd.	9	569
ITOCHU Corp.	209	4,998
Itochu Techno-Solutions Corp.	16	544
Itoham Yonekyu Holdings, Inc.	21	140
Iyo Bank Ltd. (The)	43	269
Izumi Co. Ltd.	6	203
J Front Retailing Co. Ltd.	39	295
Japan Airlines Co. Ltd.(a)	19	330
Japan Airport Terminal Co. Ltd.	7	303
Japan Aviation Electronics Industry Ltd.	7	96
Japan Exchange Group, Inc.	85	2,067
Japan Post Bank Co. Ltd.	65	517
Japan Post Holdings Co. Ltd.	203	1,388
Japan Post Insurance Co. Ltd.	30	474
Japan Tobacco, Inc.	182	3,430
JCR Pharmaceuticals Co. Ltd.	8	206
JFE Holdings, Inc.(a)	82	571
JGC Holdings Corp.	34	278
JSR Corp.	30	673
JTEKT Corp.	36	284
Justsystems Corp.	5	327
Kagome Co. Ltd.	12	410
Kajima Corp.	72	766
Kakaku.com, Inc.	21	557
Kaken Pharmaceutical Co. Ltd.	5	196
Kamigumi Co. Ltd.	16	285
Kandenko Co. Ltd.	16	120
Kaneka Corp.	9	250
Kansai Electric Power Co., Inc. (The)	115	1,046
Kansai Mirai Financial Group, Inc.	28	102
Kansai Paint Co. Ltd.	31	797
Kao Corp.	73	5,181
Kawasaki Heavy Industries Ltd.(a)	23	273
KDDI Corp.	260	6,945
Keihan Holdings Co. Ltd.	15	568
Keikyu Corp.	39	543
Keio Corp.	18	1,042
Keisei Electric Railway Co. Ltd.	22	613
Kewpie Corp.	18	368
Keyence Corp.	27	12,203
Kikkoman Corp.	28	1,387
Kinden Corp.	21	329
Kintetsu Group Holdings Co. Ltd.	28	1,114
Kirin Holdings Co. Ltd.	123	2,211
Kissei Pharmaceutical Co. Ltd.	5	98
Kobayashi Pharmaceutical Co. Ltd.	9	876
Kobe Bussan Co. Ltd.(b)	8	225
Kobe Steel Ltd.(a)	47	182
Koei Tecmo Holdings Co. Ltd.	9	441
Koito Manufacturing Co. Ltd.	18	864
KOKUYO Co. Ltd.	13	176
Komatsu Ltd.	140	3,135
Konami Holdings Corp.	15	584
Konica Minolta, Inc.	72	182
Kose Corp.	4	508
Kotobuki Spirits Co. Ltd.	3	138

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2020

	Shares	Value
Japan-(continued)
K’s Holdings Corp.	26	$332
Kubota Corp.	170	2,944
Kuraray Co. Ltd.	56	515
Kurita Water Industries Ltd.	17	504
Kusuri no Aoki Holdings Co. Ltd.	2	160
Kyocera Corp.	47	2,577
Kyoritsu Maintenance Co. Ltd.	4	142
Kyowa Exeo Corp.	14	322
Kyowa Kirin Co. Ltd.	40	991
Kyudenko Corp.	6	163
Kyushu Electric Power Co., Inc.	73	612
Kyushu Financial Group, Inc.	61	284
Kyushu Railway Co.	25	531
Lasertec Corp.	12	1,038
Lawson, Inc.	7	322
LINE Corp.(a)	8	411
Lintec Corp.	8	177
Lion Corp.	40	818
LIXIL Group Corp.	41	885
M3, Inc.	64	4,302
Mabuchi Motor Co. Ltd.	8	328
Maeda Corp.	21	151
Maeda Road Construction Co. Ltd.	9	150
Makita Corp.	39	1,716
Mani, Inc.	9	225
Marubeni Corp.	248	1,289
Marui Group Co. Ltd.	33	592
Maruichi Steel Tube Ltd.	10	229
Matsui Securities Co. Ltd.	16	127
Matsumotokiyoshi Holdings Co. Ltd.	12	443
Mazda Motor Corp.	90	470
Mebuki Financial Group, Inc.	161	322
Medipal Holdings Corp.	25	445
Megmilk Snow Brand Co. Ltd.	7	151
MEIJI Holdings Co. Ltd.	21	1,519
MINEBEA MITSUMI, Inc.	64	1,147
MISUMI Group, Inc.	44	1,301
Mitsubishi Chemical Holdings Corp.	195	1,093
Mitsubishi Corp.	183	4,071
Mitsubishi Electric Corp.	303	3,884
Mitsubishi Estate Co. Ltd.	181	2,691
Mitsubishi Gas Chemical Co., Inc.	30	543
Mitsubishi Heavy Industries Ltd.	45	962
Mitsubishi Logistics Corp.	11	288
Mitsubishi Materials Corp.	20	365
Mitsubishi Motors Corp.(a)	99	180
Mitsubishi Shokuhin Co. Ltd.	2	52
Mitsubishi UFJ Financial Group, Inc.	1,915	7,514
Mitsubishi UFJ Lease & Finance Co. Ltd.	69	290
Mitsui & Co. Ltd.	259	4,038
Mitsui Chemicals, Inc.	29	740
Mitsui Fudosan Co. Ltd.	144	2,444
Mitsui Mining & Smelting Co. Ltd.	9	225
Mitsui OSK Lines Ltd.	17	380
Miura Co. Ltd.	16	749
Mizuho Financial Group, Inc.	389	4,769
Mochida Pharmaceutical Co. Ltd.	4	145
MonotaRO Co. Ltd.	18	999
Morinaga & Co. Ltd.	6	228
Morinaga Milk Industry Co. Ltd.	6	289

	Shares	Value
Japan-(continued)
MS&AD Insurance Group Holdings, Inc.	77	$2,095
Murata Manufacturing Co. Ltd.	88	6,117
Nabtesco Corp.	18	670
Nagase & Co. Ltd.	17	221
Nagoya Railroad Co. Ltd.	29	770
Nankai Electric Railway Co. Ltd.	17	387
NEC Corp.	40	2,009
NET One Systems Co. Ltd.	13	388
Nexon Co. Ltd.	64	1,787
NGK Insulators Ltd.	42	596
NGK Spark Plug Co. Ltd.	30	524
NH Foods Ltd.	16	654
NHK Spring Co. Ltd.	26	156
Nichirei Corp.	17	427
Nidec Corp.	72	7,232
Nifco, Inc.	14	417
Nihon Kohden Corp.	12	375
Nihon M&A Center, Inc.	20	1,169
Nihon Unisys Ltd.	10	294
Nikon Corp.	55	331
Nintendo Co. Ltd.	16	8,721
Nippo Corp.	8	205
Nippon Electric Glass Co. Ltd.	13	254
Nippon Express Co. Ltd.	11	616
Nippon Kayaku Co. Ltd.	27	231
Nippon Paint Holdings Co. Ltd.(b)	24	2,156
Nippon Paper Industries Co. Ltd.	15	169
Nippon Sanso Holdings Corp.	23	336
Nippon Shinyaku Co. Ltd.	8	569
Nippon Shokubai Co. Ltd.	5	244
Nippon Steel Corp.(a)	127	1,223
Nippon Telegraph & Telephone Corp.	183	3,844
Nippon Television Holdings, Inc.	4	42
Nippon Yusen KK	25	458
Nipro Corp.	19	199
Nishi-Nippon Railroad Co. Ltd.	12	316
Nissan Chemical Corp.	21	1,109
Nissan Motor Co. Ltd.(a)	296	1,036
Nissan Shatai Co. Ltd.	10	84
Nisshin Seifun Group, Inc.	41	616
Nisshinbo Holdings, Inc.	20	132
Nissin Foods Holdings Co. Ltd.	11	951
Nitori Holdings Co. Ltd.	11	2,268
Nitto Denko Corp.	24	1,678
Noevir Holdings Co. Ltd.	2	89
NOF Corp.	11	412
NOK Corp.	18	204
Nomura Holdings, Inc.	455	2,022
Nomura Real Estate Holdings, Inc.	19	331
Nomura Research Institute Ltd.	40	1,184
NS Solutions Corp.	5	146
NSK Ltd.	72	571
NTT Data Corp.	100	1,124
NTT DOCOMO, Inc.	174	6,470
Obayashi Corp.	107	890
OBIC Business Consultants Co. Ltd.	2	108
Obic Co. Ltd.	10	1,774
Odakyu Electric Railway Co. Ltd.	48	1,154
Oji Holdings Corp.	139	584
OKUMA Corp.	5	241

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2020

	Shares	Value
Japan-(continued)
Olympus Corp.	152	$2,892
Omron Corp.	29	2,081
Ono Pharmaceutical Co. Ltd.	67	1,905
Open House Co. Ltd.	10	340
Oracle Corp. Japan	5	500
Orient Corp.	90	99
Oriental Land Co. Ltd.	29	4,046
ORIX Corp.	197	2,291
Osaka Gas Co. Ltd.	62	1,175
OSG Corp.	11	164
Otsuka Corp.	16	738
Otsuka Holdings Co. Ltd.	66	2,434
Paltac Corp.	5	280
Pan Pacific International Holdings Corp.	80	1,700
Panasonic Corp.	326	2,996
Park24 Co. Ltd.(a)	17	229
Penta-Ocean Construction Co. Ltd.	44	278
PeptiDream, Inc.(a)	13	600
Persol Holdings Co. Ltd.	27	406
Pigeon Corp.	17	781
Pilot Corp.	4	111
Pola Orbis Holdings, Inc.	12	236
Rakuten, Inc.	127	1,233
Recruit Holdings Co. Ltd.	191	7,253
Relo Group, Inc.	16	382
Renesas Electronics Corp.(a)	110	906
Rengo Co. Ltd.	33	253
Resona Holdings, Inc.	347	1,137
Resorttrust, Inc.	10	141
Ricoh Co. Ltd.	108	705
Rinnai Corp.	6	591
Rohm Co. Ltd.	14	1,071
Rohto Pharmaceutical Co. Ltd.	15	468
Ryohin Keikaku Co. Ltd.	36	751
Sankyo Co. Ltd.	8	203
Sankyu, Inc.	8	285
Sanrio Co. Ltd.	9	165
Santen Pharmaceutical Co. Ltd.	57	1,013
Sanwa Holdings Corp.	31	352
Sapporo Holdings Ltd.	10	163
Sawai Pharmaceutical Co. Ltd.	6	289
SBI Holdings, Inc.	36	824
SCREEN Holdings Co. Ltd.	6	327
SCSK Corp.	7	348
Secom Co. Ltd.	30	2,524
Sega Sammy Holdings, Inc.	31	387
Seibu Holdings, Inc.	34	339
Seiko Epson Corp.	44	507
Seino Holdings Co. Ltd.	23	297
Sekisui Chemical Co. Ltd.	57	883
Sekisui House Ltd.	89	1,470
Seven & i Holdings Co. Ltd.	119	3,619
Seven Bank Ltd.	104	238
SG Holdings Co. Ltd.	66	1,588
Sharp Corp.	23	264
Shiga Bank Ltd. (The)	8	172
Shikoku Electric Power Co., Inc.	24	173
Shimadzu Corp.	41	1,165
Shimamura Co. Ltd.	3	319
Shimano, Inc.	12	2,728

	Shares	Value
Japan-(continued)
Shimizu Corp.	90	$623
Shin-Etsu Chemical Co. Ltd.	62	8,238
Shinsei Bank Ltd.	30	359
Shionogi & Co. Ltd.	43	2,025
Ship Healthcare Holdings, Inc.	6	284
Shiseido Co. Ltd.	60	3,702
Shizuoka Bank Ltd. (The)	83	556
SHO-BOND Holdings Co. Ltd.	8	384
Shochiku Co. Ltd.	2	231
Showa Denko K.K	23	389
SKY Perfect JSAT Holdings, Inc.	19	81
Skylark Holdings Co. Ltd.	30	427
SMC Corp.	9	4,761
SMS Co. Ltd.	7	206
Softbank Corp.	447	5,185
SoftBank Group Corp.	225	14,620
Sohgo Security Services Co. Ltd.	10	464
Sojitz Corp.	199	436
Sompo Holdings, Inc.	53	1,973
Sony Corp.	188	15,599
Sotetsu Holdings, Inc.	12	295
Square Enix Holdings Co. Ltd.	12	703
Stanley Electric Co. Ltd.	23	651
Subaru Corp.	95	1,732
Sugi Holdings Co. Ltd.	5	331
SUMCO Corp.	34	516
Sumitomo Bakelite Co. Ltd.	5	141
Sumitomo Chemical Co. Ltd.	239	777
Sumitomo Corp.	172	1,883
Sumitomo Dainippon Pharma Co. Ltd.	26	304
Sumitomo Electric Industries Ltd.	119	1,304
Sumitomo Forestry Co. Ltd.	21	329
Sumitomo Heavy Industries Ltd.	18	382
Sumitomo Metal Mining Co. Ltd.	38	1,172
Sumitomo Mitsui Financial Group, Inc.	200	5,512
Sumitomo Mitsui Trust Holdings, Inc.	56	1,491
Sumitomo Osaka Cement Co. Ltd.	5	152
Sumitomo Realty & Development Co. Ltd.	62	1,653
Sumitomo Rubber Industries Ltd.	28	245
Sundrug Co. Ltd.	10	371
Suntory Beverage & Food Ltd.	20	689
Sushiro Global Holdings Ltd.	16	431
Suzuken Co. Ltd.	12	432
Suzuki Motor Corp.	66	2,814
Sysmex Corp.	29	2,719
T&D Holdings, Inc.	84	833
Taiheiyo Cement Corp.	19	444
Taisei Corp.	31	962
Taisho Pharmaceutical Holdings Co. Ltd.	7	420
Taiyo Yuden Co. Ltd.	18	661
Takara Bio, Inc.	7	190
Takara Holdings, Inc.	28	281
Takashimaya Co. Ltd.	23	171
Takeda Pharmaceutical Co. Ltd.	233	7,219
TDK Corp.	19	2,219
TechnoPro Holdings, Inc.	6	371
Teijin Ltd.	28	427
Terumo Corp.	100	3,670
THK Co. Ltd.	18	473
TIS, Inc.	36	689

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2020

	Shares	Value
Japan-(continued)
Tobu Railway Co. Ltd.	32	$905
Toda Corp.	37	210
Toho Co. Ltd.	18	711
Toho Gas Co. Ltd.	14	722
Tohoku Electric Power Co., Inc.	75	661
Tokai Carbon Co. Ltd.	31	350
Tokai Rika Co. Ltd.	8	124
Tokio Marine Holdings, Inc.	102	4,546
Tokuyama Corp.	11	243
Tokyo Broadcasting System Holdings, Inc.	6	92
Tokyo Century Corp.	7	341
Tokyo Electric Power Co. Holdings, Inc.(a)	247	636
Tokyo Electron Ltd.	23	6,138
Tokyo Gas Co. Ltd.	66	1,493
Tokyo Tatemono Co. Ltd.	33	378
Tokyu Corp.	78	921
Tokyu Fudosan Holdings Corp.	94	408
Toppan Printing Co. Ltd.	41	519
Toray Industries, Inc.	240	1,080
Toshiba Corp.	67	1,685
Toshiba TEC Corp.	4	160
Tosoh Corp.	45	727
TOTO Ltd.	23	1,044
Toyo Seikan Group Holdings Ltd.	25	233
Toyo Suisan Kaisha Ltd.	14	696
Toyo Tire Corp.	16	236
Toyobo Co. Ltd.	14	185
Toyoda Gosei Co. Ltd.	12	303
Toyota Boshoku Corp.	10	144
Toyota Industries Corp.	25	1,607
Toyota Motor Corp.	377	24,534
Toyota Tsusho Corp.	35	971
Trend Micro, Inc.	18	1,007
TS Tech Co. Ltd.	8	220
Tsumura & Co.	10	293
Tsuruha Holdings, Inc.	6	839
TV Asahi Holdings Corp.	3	45
Ube Industries Ltd.	17	291
Ulvac, Inc.	8	290
Unicharm Corp.	61	2,824
Ushio, Inc.	19	212
USS Co. Ltd.	34	621
Wacoal Holdings Corp.	10	181
Welcia Holdings Co. Ltd.	16	628
West Japan Railway Co.	28	1,195
Yakult Honsha Co. Ltd.	19	920
Yamada Denki Co. Ltd.	116	564
Yamaguchi Financial Group, Inc.	36	233
Yamaha Corp.	24	1,130
Yamaha Motor Co. Ltd.	44	624
Yamato Holdings Co. Ltd.	56	1,475
Yamato Kogyo Co. Ltd.	6	143
Yamazaki Baking Co. Ltd.	20	328
Yaoko Co. Ltd.	3	212
Yaskawa Electric Corp.	40	1,544
Yokogawa Electric Corp.	38	555
Yokohama Rubber Co. Ltd. (The)	17	242
Z Holdings Corp.	399	2,768
Zenkoku Hosho Co. Ltd.	8	314
Zensho Holdings Co. Ltd.	15	349

	Shares	Value
Japan-(continued)
Zeon Corp.	23	$278
ZOZO, Inc.	12	304

		584,177

Jordan-0.03%
Hikma Pharmaceuticals PLC	22	714

Kazakhstan-0.01%
KAZ Minerals PLC.	34	277

Luxembourg-0.15%
ArcelorMittal S.A.(a)	99	1,344
Eurofins Scientific SE(a)	2	1,593
L’Occitane International S.A.	72	131
RTL Group S.A.(a)	6	228

		3,296

Macau-0.20%
Galaxy Entertainment Group Ltd.	335	2,207
Macau Legend Development Ltd.(a)	265	36
MGM China Holdings Ltd.	118	156
Sands China Ltd.	380	1,330
SJM Holdings Ltd.	296	306
Wynn Macau Ltd.(a)	231	319

		4,354

Malaysia-0.00%
Wing Tai Holdings Ltd.	58	76

Mexico-0.02%
Fresnillo PLC	28	421

Netherlands-3.54%
Aalberts N.V.	15	504
ABN AMRO Bank N.V., CVA(a)(c)	64	525
Adyen N.V.(a)(c)	4	6,745
Aegon N.V.	270	728
Akzo Nobel N.V.	29	2,794
Altice Europe N.V.(a)	83	409
Altice Europe N.V., Class B(a)	4	20
Argenx SE(a)	7	1,748
ASM International N.V.	7	1,001
ASML Holding N.V.	61	22,169
ASR Nederland N.V.	21	638
Euronext N.V.(c)	9	939
EXOR N.V.	16	831
GrandVision N.V.(a)(c)	7	194
Heineken Holding N.V.	16	1,237
Heineken N.V.(b)	36	3,195
IMCD N.V	9	1,043
ING Groep N.V.(a)	599	4,088
JDE Peet’s B.V.(a)	10	356
Koninklijke Ahold Delhaize N.V.	164	4,507
Koninklijke DSM N.V.	26	4,163
Koninklijke KPN N.V.	508	1,373
Koninklijke Philips N.V.(a)	139	6,456
Koninklijke Vopak N.V.	10	520
NN Group N.V.	50	1,744
Prosus N.V.(a)	66	6,595
Randstad N.V.(a)	17	850
Signify N.V.(a)(c)	19	677
Wolters Kluwer N.V.	41	3,323

		79,372

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2020

	Shares	Value
New Zealand-0.39%
a2 Milk Co. Ltd. (The)(a)	112	$1,084
Air New Zealand Ltd.(a)	78	73
Auckland International Airport Ltd.(a)	181	837
Contact Energy Ltd.	110	537
Fisher & Paykel Healthcare Corp. Ltd.	87	2,012
Fletcher Building Ltd.(a)	126	341
Kiwi Property Group Ltd., (Acquired 09/19/2017-06/19/2020; Cost $233)(e)	241	196
Mercury NZ Ltd.	104	368
Meridian Energy Ltd.	189	662
Ryman Healthcare Ltd.	63	583
SKYCITY Entertainment Group Ltd.	102	189
Spark New Zealand Ltd.	282	837
Xero Ltd.(a)	14	1,083

		8,802

Norway-0.51%
Aker ASA, Class A	4	159
Aker BP ASA.	17	264
DNB ASA(a)	160	2,154
Equinor ASA	151	1,915
Gjensidige Forsikring ASA	25	474
Leroy Seafood Group ASA	39	183
Mowi ASA	65	1,024
Norsk Hydro ASA(a)	205	573
Orkla ASA	117	1,103
Salmar ASA(a)	8	404
Schibsted ASA, Class A(a)	12	489
Schibsted ASA, Class B(a)	15	538
Telenor ASA	99	1,525
TOMRA Systems ASA	18	724

		11,529

Poland-0.23%
Allegro.eu S.A.(a)(c)	31	629
Bank Polska Kasa Opieki S.A.(a)	24	256
CD Projekt S.A.(a)	10	846
Cyfrowy Polsat S.A.	41	255
Dino Polska S.A.(a)(c)	7	384
Grupa Lotos S.A.	15	106
KGHM Polska Miedz S.A.(a)	21	626
PGE Polska Grupa Energetyczna S.A.(a)	112	127
Polski Koncern Naftowy ORLEN S.A.	48	461
Polskie Gornictwo Naftowe i Gazownictwo S.A.	266	280
Powszechna Kasa Oszczednosci Bank Polski S.A.(a)	131	627
Powszechny Zaklad Ubezpieczen S.A.(a)	86	469
Santander Bank Polska S.A.(a)	5	155

		5,221

Portugal-0.14%
EDP - Energias de Portugal S.A.	398	1,962
Galp Energia SGPS S.A.	79	640
Jeronimo Martins SGPS S.A.	37	588

		3,190

Russia-0.07%
Evraz PLC	88	409
Polymetal International PLC	52	1,102

		1,511

Singapore-1.04%
Ascendas REIT	451	951

	Shares	Value
Singapore-(continued)
Ascott Residence Trust	272	$165
BOC Aviation Ltd.(c)	33	204
CapitaLand Integrated Commercial Trust	635	805
CapitaLand Ltd.	399	751
City Developments Ltd.	74	344
ComfortDelGro Corp. Ltd.	325	321
DBS Group Holdings Ltd.	277	4,128
Frasers Logistics & Commercial Trust(c)	400	360
Frasers Property Ltd.	55	44
Genting Singapore Ltd.	916	433
Jardine Cycle & Carriage Ltd.	16	208
Keppel Corp. Ltd.	227	730
Keppel DC REIT	200	425
Keppel REIT	300	219
Mapletree Commercial Trust	291	367
Mapletree Industrial Trust	201	448
Mapletree Logistics Trust	367	524
Mapletree Logistics Trust, Rts., expiring 11/30/2020(a)(d)	6	0
NetLink NBN Trust(c)	400	281
Olam International Ltd.	95	89
Oversea-Chinese Banking Corp. Ltd.	519	3,200
SATS Ltd.	100	218
Sembcorp Industries Ltd.	144	167
Sembcorp Marine Ltd.(a)	836	73
SIA Engineering Co. Ltd.	37	44
Singapore Airlines Ltd.	181	449
Singapore Exchange Ltd.	130	824
Singapore Post Ltd.	240	117
Singapore Press Holdings Ltd.	253	183
Singapore Technologies Engineering Ltd.	242	619
Singapore Telecommunications Ltd.	1,142	1,698
StarHub Ltd.	91	78
Suntec REIT	299	293
United Overseas Bank Ltd.	196	2,726
UOL Group Ltd.	75	342
Venture Corp. Ltd.	40	564

		23,392

South Africa-0.20%
Anglo American PLC	189	4,426

South Korea-5.22%
Alteogen, Inc.(a)	3	418
Amorepacific Corp.	5	696
Amorepacific Corp., Preference Shares	2	92
Amorepacific Group	4	154
BGF retail Co. Ltd.	1	104
BNK Financial Group, Inc.	45	219
Celltrion Healthcare Co. Ltd.(a)	11	821
Celltrion Pharm, Inc.(a)	3	288
Celltrion, Inc.(a)	16	3,398
Cheil Worldwide, Inc.	11	202
CJ CheilJedang Corp.	1	318
CJ Corp.	2	134
CJ ENM Co. Ltd.	1	116
CJ Logistics Corp.(a)	1	141
Coway Co. Ltd.	9	550
Daelim Industrial Co. Ltd.	4	275
Daewoo Engineering & Construction Co. Ltd.(a)	27	71

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2020

	Shares	Value
South Korea-(continued)
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	7	$132
DB Insurance Co. Ltd.	7	273
DGB Financial Group, Inc.	23	125
Dongsuh Cos., Inc.	5	128
Doosan Bobcat, Inc.	4	102
Doosan Heavy Industries & Construction Co. Ltd.(a)	21	254
Doosan Heavy Industries & Construction Co. Ltd., Rts.(a)	8	29
Doosan Infracore Co. Ltd.(a)	20	147
Doosan Solus Co. Ltd.(a)	2	56
E-MART, Inc.	3	375
Fila Holdings Corp.	8	270
GS Engineering & Construction Corp.	9	212
GS Holdings Corp.	8	233
GS Retail Co. Ltd.	4	113
Hana Financial Group, Inc.	44	1,179
Hanjin Kal Corp.	5	329
Hankook Tire & Technology Co. Ltd.	11	307
Hanmi Pharm Co. Ltd.	1	231
Hanmi Science Co. Ltd.	2	94
Hanon Systems	25	247
Hanssem Co. Ltd.	1	83
Hanwha Aerospace Co. Ltd.(a)	5	111
Hanwha Corp.	6	127
Hanwha Corp., Preference Shares	3	34
Hanwha Life Insurance Co. Ltd.	42	57
Hanwha Solutions Corp.	12	462
HDC Hyundai Development Co.-Engineering & Construction, Class E	7	122
Helixmith Co. Ltd.(a)	3	49
Hite Jinro Co. Ltd.	5	148
HLB, Inc.(a)	6	486
Hotel Shilla Co. Ltd.	5	327
Hyundai Department Store Co. Ltd.	2	104
Hyundai Engineering & Construction Co. Ltd.	11	297
Hyundai Glovis Co. Ltd.	3	443
Hyundai Heavy Industries Holdings Co. Ltd.	2	378
Hyundai Marine & Fire Insurance Co. Ltd.	9	185
Hyundai Mipo Dockyard Co. Ltd.	3	74
Hyundai Mobis Co. Ltd.	10	1,987
Hyundai Motor Co.	21	3,044
Hyundai Motor Co., First Pfd	3	208
Hyundai Motor Co., Second Pfd	5	352
Hyundai Steel Co.	11	280
Hyundai Wia Corp.	2	74
Industrial Bank of Korea	48	346
Kakao Corp.	8	2,327
Kangwon Land, Inc.	16	297
KB Financial Group, Inc.	59	2,085
KCC Corp.	1	135
KEPCO Plant Service & Engineering Co. Ltd.	3	73
Kia Motors Corp.	39	1,736
Korea Aerospace Industries Ltd.	10	192
Korea Electric Power Corp.(a)	39	686
Korea Gas Corp.	4	96
Korea Investment Holdings Co. Ltd.	6	363
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	7	484

	Shares	Value
South Korea-(continued)
Korea Zinc Co. Ltd.	2	$674
Korean Air Lines Co. Ltd.(a)	12	211
KT&G Corp.	17	1,214
Kumho Petrochemical Co. Ltd.	3	352
LG Chem Ltd.	7	3,769
LG Chem Ltd., Preference Shares	1	273
LG Corp.	14	836
LG Display Co. Ltd.(a)	34	421
LG Electronics, Inc.	16	1,184
LG Electronics, Inc., Preference Shares	3	85
LG Household & Health Care Ltd.	1	1,322
LG Innotek Co. Ltd.	2	268
LG Uplus Corp.	29	282
Lotte Chemical Corp.	2	411
Lotte Chilsung Beverage Co. Ltd.	1	76
Lotte Corp.	4	100
LOTTE Fine Chemical Co. Ltd.	3	128
Lotte Shopping Co. Ltd.	2	147
LS Corp.	3	137
Mando Corp.	5	157
Medy-Tox, Inc.	1	163
Mirae Asset Daewoo Co. Ltd.	58	428
Mirae Asset Daewoo Co. Ltd., Second Pfd	21	84
NAVER Corp.	20	5,111
NCSoft Corp.	3	2,052
Netmarble Corp.(a)(c)	3	309
NH Investment & Securities Co. Ltd.	20	168
NHN Corp.(a)	1	61
OCI Co. Ltd.(a)	3	163
Orion Corp.	3	287
Paradise Co. Ltd.	7	78
POSCO	10	1,833
POSCO Chemical Co. Ltd.	3	195
Posco International Corp.	8	94
S-1 Corp.	3	216
Samsung Biologics Co. Ltd.(a)(c)	2	1,202
Samsung C&T Corp.	13	1,266
Samsung Card Co. Ltd.	5	130
Samsung Electro-Mechanics Co. Ltd.	8	941
Samsung Electronics Co. Ltd.	718	35,815
Samsung Electronics Co. Ltd., Preference Shares	126	5,563
Samsung Engineering Co. Ltd.(a)	24	248
Samsung Fire & Marine Insurance Co. Ltd.	5	789
Samsung Heavy Industries Co. Ltd.(a)	67	298
Samsung Life Insurance Co. Ltd.	10	557
Samsung SDI Co. Ltd.	8	3,116
Samsung SDS Co. Ltd.	5	742
Samsung Securities Co. Ltd.	10	283
Shinhan Financial Group Co. Ltd.	71	1,899
Shinsegae, Inc.	1	183
SillaJen, Inc.(a)(d)	8	43
SK Holdings Co. Ltd.	5	804
SK Hynix, Inc.	79	5,563
SK Innovation Co. Ltd.	8	885
SK Networks Co. Ltd.	22	88
SK Telecom Co. Ltd.	4	754
SKC Co. Ltd.	3	194
S-Oil Corp.	6	287
Ssangyong Cement Industrial Co. Ltd.	16	78

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2020

	Shares	Value
South Korea-(continued)
Woori Financial Group, Inc.	83	$650
Yuhan Corp.	7	367

		117,119

Spain-2.08%
Acciona S.A.	3	303
ACS Actividades de Construccion y Servicios S.A.	36	855
Aena SME S.A.(a)(c)	11	1,481
Amadeus IT Group S.A.	65	3,104
Banco Bilbao Vizcaya Argentaria S.A.	1,021	2,928
Banco Santander S.A.(a)	2,517	5,016
Bankia S.A.	184	225
Bankinter S.A.	105	393
CaixaBank S.A.	551	1,003
Cellnex Telecom S.A.(c)	52	3,339
EDP Renovaveis S.A.	23	437
Enagas S.A.	38	820
Endesa S.A.	49	1,313
Ferrovial S.A.	74	1,601
Grifols S.A.(b)	51	1,378
Iberdrola S.A.	908	10,709
Industria de Diseno Textil S.A.	161	3,974
Inmobiliaria Colonial SOCIMI S.A.	50	356
Mapfre S.A.	151	228
Merlin Properties SOCIMI S.A.	51	343
Naturgy Energy Group S.A.	46	855
Red Electrica Corp. S.A.	66	1,163
Repsol S.A.	211	1,312
Siemens Gamesa Renewable Energy S.A.	34	964
Telefonica S.A.	724	2,366
Zardoya Otis S.A.	27	165

		46,631

Sweden-3.14%
Alfa Laval AB(a)	48	973
Assa Abloy AB, Class B	141	3,025
Atlas Copco AB, Class A	97	4,282
Atlas Copco AB, Class B	58	2,224
Boliden AB	42	1,147
Castellum AB	41	854
Electrolux AB, Series B(b)	35	790
Elekta AB, Class B	55	644
Epiroc AB, Class A	96	1,434
Epiroc AB, Class B	58	831
EQT AB	31	590
Essity AB, Class B(b)	93	2,695
Evolution Gaming Group AB(c)	20	1,485
Fastighets AB Balder, Class B(a)	15	707
Hennes & Mauritz AB, Class B(b)	134	2,177
Hexagon AB, Class B(a)	39	2,850
Holmen AB, Class B	15	569
Husqvarna AB, Class B(b)	62	641
ICA Gruppen AB(b)	12	568
Industrivarden AB, Class A(a)	32	861
Industrivarden AB, Class C(a)	26	665
Investment AB Latour, Class B	18	420
Investor AB, Class A	20	1,198
Investor AB, Class B	70	4,203
Kinnevik AB, Class B	37	1,518
L E Lundbergforetagen AB, Class B (a)	11	495
Lifco AB, Class B	7	512

	Shares	Value
Sweden-(continued)
Lundin Energy AB	29	$553
Nibe Industrier AB, Class B(a)	46	1,109
Saab AB, Class B(a)	14	322
Sandvik AB(a)	165	2,938
Securitas AB, Class B(a)	47	665
Sinch AB(a)(c)	6	572
Skandinaviska Enskilda Banken AB, Class A(a)	220	1,886
Skandinaviska Enskilda Banken AB, Class C(a)	3	28
Skanska AB, Class B(b)	55	1,034
SKF AB, Class B	59	1,208
Svenska Cellulosa AB S.C.A., Class A (a)	3	42
Svenska Cellulosa AB S.C.A., Class B (a)	91	1,234
Svenska Handelsbanken AB, Class A(a)	228	1,847
Svenska Handelsbanken AB, Class B (a)	5	48
Sweco AB, Class B	10	504
Swedbank AB, Class A(a)	154	2,413
Swedish Match AB	24	1,808
Swedish Orphan Biovitrum AB(a)	27	466
Tele2 AB, Class B	82	972
Telefonaktiebolaget LM Ericsson, Class A	6	72
Telefonaktiebolaget LM Ericsson, Class B	460	5,131
Telia Co. AB	394	1,510
Trelleborg AB, Class B(a)	37	615
Volvo AB, Class A(a)	30	583
Volvo AB, Class B(a)	230	4,474

		70,392

Switzerland-9.07%
ABB Ltd.	274	6,652
Adecco Group AG	24	1,178
Alcon, Inc.(a)	70	3,979
Baloise Holding AG	7	957
Banque Cantonale Vaudoise	4	388
Cie Financiere Richemont S.A.	78	4,893
Clariant AG	31	532
Coca-Cola HBC AG(a)	30	681
Credit Suisse Group AG	357	3,359
DKSH Holding AG	5	322
EMS-Chemie Holding AG	1	879
Flughafen Zurich AG(a)	3	405
Geberit AG	5	2,848
Georg Fischer AG	1	1,009
Givaudan S.A.	1	4,076
Helvetia Holding AG	5	392
Julius Baer Group Ltd.	33	1,474
Kuehne + Nagel International AG	8	1,598
LafargeHolcim Ltd.(a)	78	3,349
Logitech International S.A.	23	1,937
Lonza Group AG	11	6,663
Nestle S.A.	426	47,919
Novartis AG	328	25,584
OC Oerlikon Corp. AG	29	202
Partners Group Holding AG	3	2,706
PSP Swiss Property AG	7	847
Roche Holding AG	106	34,088
Roche Holding AG, BR	4	1,288
Schindler Holding AG	3	770
Schindler Holding AG, PC	6	1,535
SGS S.A.	1	2,500
SIG Combibloc Group AG(a)	44	905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2020

	Shares	Value
Switzerland-(continued)
Sika AG	21	$5,171
Sonova Holding AG(a)	8	1,898
STMicroelectronics N.V.	97	2,955
Straumann Holding AG	2	2,086
Sulzer AG	3	219
Swatch Group AG (The)	7	286
Swatch Group AG (The), BR	4	846
Swiss Life Holding AG	5	1,681
Swiss Prime Site AG	11	925
Swiss Re AG	43	3,084
Swisscom AG	4	2,035
Temenos AG	9	967
UBS Group AG	514	5,970
VAT Group AG(a)(c)	4	750
Vifor Pharma AG	8	900
Zurich Insurance Group AG	23	7,629

		203,317

Taiwan-0.00%
FIT Hon Teng Ltd.(a)(c)	160	63

United Arab Emirates-0.00%
NMC Health PLC(a)(d)	13	0

United Kingdom-11.66%
3i Group PLC	146	1,814
Admiral Group PLC	32	1,138
Ashmore Group PLC	70	322
Ashtead Group PLC	69	2,498
Associated British Foods PLC	53	1,163
AstraZeneca PLC	201	20,183
Auto Trader Group PLC(b)(c)	145	1,086
Avast PLC(c)	84	515
AVEVA Group PLC	10	555
Aviva PLC	601	2,001
B&M European Value Retail S.A.	131	821
BAE Systems PLC	493	2,531
Barclays PLC(a)	2,652	3,654
Barratt Developments PLC(a)	155	967
Bellway PLC	19	574
Berkeley Group Holdings PLC	18	944
BP PLC	3,043	7,735
British American Tobacco PLC	350	11,078
British Land Co. PLC (The)	142	640
BT Group PLC	1,334	1,749
Bunzl PLC	52	1,614
Burberry Group PLC	62	1,087
Centrica PLC(a)	895	430
CNH Industrial N.V.(a)	151	1,171
Compass Group PLC	273	3,724
ConvaTec Group PLC(c)	243	568
Croda International PLC	19	1,482
DCC PLC	15	974
Derwent London PLC	15	516
Diageo PLC	352	11,374
Direct Line Insurance Group PLC	210	715
DS Smith PLC(a)	196	717
easyJet PLC	30	196
Experian PLC	139	5,063
Fiat Chrysler Automobiles N.V.(a)	169	2,075
GlaxoSmithKline PLC	756	12,627
GVC Holdings PLC(a)	89	1,112

	Shares	Value
United Kingdom-(continued)
Halma PLC	58	$1,776
Hargreaves Lansdown PLC(b)	55	962
Hiscox Ltd.(a)	51	544
HomeServe PLC	42	600
Howden Joinery Group PLC(a)	87	716
HSBC Holdings PLC	3,126	13,118
IMI PLC	41	548
Imperial Brands PLC	145	2,295
Informa PLC(a)	229	1,238
InterContinental Hotels Group PLC(a)	28	1,418
Intermediate Capital Group PLC	43	651
International Consolidated Airlines Group S.A.	69	86
Intertek Group PLC	25	1,801
ITV PLC(a)	572	534
J Sainsbury PLC	250	652
JD Sports Fashion PLC	66	633
Johnson Matthey PLC	29	806
Kingfisher PLC(a)	324	1,203
Land Securities Group PLC	109	718
Legal & General Group PLC	909	2,172
Lloyds Banking Group PLC(a)	10,790	3,910
London Stock Exchange Group PLC	48	5,138
M&G PLC	399	757
Meggitt PLC(a)	119	421
Melrose Industries PLC(a)	738	1,142
Mondi PLC	74	1,400
National Grid PLC	538	6,393
Natwest Group PLC(a)	697	1,119
Next PLC	19	1,435
Ocado Group PLC(a)	70	2,060
Pearson PLC(b)	115	758
Pennon Group PLC	64	821
Persimmon PLC	49	1,480
Phoenix Group Holdings PLC	81	694
Prudential PLC	400	4,876
Quilter PLC(c)	281	444
Reckitt Benckiser Group PLC	96	8,441
RELX PLC	285	5,629
Renishaw PLC(a)	5	362
Rentokil Initial PLC(a)	285	1,938
Rightmove PLC(a)(b)	133	1,063
Rolls-Royce Holdings PLC(b)	264	243
Rolls-Royce Holdings PLC, Rts., expiring 11/06/2020(a)	880	444
Royal Dutch Shell PLC, Class A	630	7,864
Royal Dutch Shell PLC, Class B	569	6,835
RSA Insurance Group PLC	158	865
Sage Group PLC (The)	167	1,372
Schroders PLC(b)	17	575
Segro PLC	182	2,123
Severn Trent PLC	37	1,163
Smith & Nephew PLC	134	2,316
Smiths Group PLC	61	1,049
Spirax-Sarco Engineering PLC	11	1,604
SSE PLC	160	2,596
St James’s Place PLC	81	942
Standard Chartered PLC(a)	396	1,801
Standard Life Aberdeen PLC(b)	345	1,001
Tate & Lyle PLC	72	554
Taylor Wimpey PLC(a)	500	684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2020

	Shares	Value
United Kingdom-(continued)
TechnipFMC PLC	70	$383
Tesco PLC	1,484	3,943
Travis Perkins PLC(a)	39	535
Unilever N.V.	223	12,611
Unilever PLC	167	9,510
United Utilities Group PLC	105	1,172
Vodafone Group PLC	4,110	5,474
Weir Group PLC (The)(a)	40	741
Whitbread PLC(a)(b)	31	861
WM Morrison Supermarkets PLC(b)	340	716
WPP PLC	182	1,451

		261,593

United States-0.44%
Amcor PLC, CDI	246	2,558
Ferguson PLC	34	3,395
James Hardie Industries PLC, CDI	68	1,651
QIAGEN N.V.(a)	34	1,615
Samsonite International S.A.(a)(c)	203	204
Sims Ltd.	25	167
Tenaris S.A.	72	342

		9,932

Total Common Stocks & Other Equity Interests (Cost $2,456,288)		2,237,134

	Shares	Value

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(f)(g) (Cost $567)	567	$567

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.76% (Cost $2,456,855)		2,237,701

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.56%
Invesco Private Government Fund, 0.04%(f)(g)(h)	13,279	13,279
Invesco Private Prime Fund, 0.11%(f)(g)(h)	21,654	21,660

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $34,939)		34,939

TOTAL INVESTMENTS IN SECURITIES-101.32% (Cost $2,491,794)		2,272,640
OTHER ASSETS LESS LIABILITIES-(1.32)%		(29,547)

NET ASSETS-100.00%		$2,243,093

Investment Abbreviations:

BR-Bearer Shares

CDI-CREST Depository Interest

CVA-Dutch Certificates

PC-Participation Certificate

Pfd.-Preferred

REIT-Real Estate Investment Trust

RSP-Registered Savings Plan Shares

Rts.-Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2020.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $47,326, which represented 2.11% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)	Restricted security. The value of this security at October 31, 2020 represented less than 1% of the Fund’s Net Assets.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$11,508	$(10,941)	$-	$-	$567	$-
Invesco Premier U.S. Government Money Portfolio, Institutional Class	4,955	44,092	(49,047)	-	-	-	48

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2020

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2020	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	$28,712	$168,513	$(197,225)	$-	$-	$-	$157	*
Invesco Liquid Assets Portfolio, Institutional Class	9,571	35,680	(45,253)	(1)	3	-	59	*
Invesco Private Government Fund	-	321,666	(308,387)	-	-	13,279	7	*
Invesco Private Prime Fund	-	70,218	(48,562)	-	4	21,660	6	*

Total	$43,238	$651,677	$(659,415)	$(1)	$7	$35,506	$277

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-93.83%
Bahrain-0.08%
Ahli United Bank BSC	2,486	$1,919

Brazil-5.09%
Aliansce Sonae Shopping Centers S.A.(a)	57	227
Alpargatas S.A., Preference Shares	84	590
Ambev S.A.	1,933	4,083
Atacadao S.A.	123	394
Azul S.A., Preference Shares(a)	87	340
B2W Cia Digital(a)	88	1,148
B3 S.A. - Brasil, Bolsa, Balcao	881	7,800
Banco Bradesco S.A.	507	1,598
Banco Bradesco S.A., Preference Shares	1,864	6,517
Banco BTG Pactual S.A.	108	1,358
Banco do Brasil S.A.	390	2,016
Banco do Estado do Rio Grande do Sul S.A., Class B, Preference Shares	94	196
Banco Santander Brasil S.A.	171	950
BB Seguridade Participacoes S.A.	300	1,232
BR Malls Participacoes S.A.(a)	353	500
Bradespar S.A., Preference Shares	96	778
Braskem S.A., Class A, Preference Shares	99	392
BRF S.A.(a)	248	722
CCR S.A.	486	941
Centrais Eletricas Brasileiras S.A.	215	1,158
Centrais Eletricas Brasileiras S.A., Class B, Preference Shares	104	559
Cia Brasileira de Distribuicao	70	752
Cia de Locacao das Americas	97	423
Cia de Saneamento Basico do Estado de Sao Paulo	152	1,120
Cia de Saneamento do Parana	90	370
Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	87	355
Cia Energetica de Minas Gerais, Preference Shares	431	766
Cia Energetica de Sao Paulo, Class B, Preference Shares	85	393
Cia Paranaense de Energia, Class B, Preference Shares	46	493
Cia Siderurgica Nacional S.A.	289	1,030
Cielo S.A.	507	296
Cogna Educacao.	629	468
Cosan Logistica S.A.(a)	157	446
Cosan S.A.	72	812
CPFL Energia S.A.	87	421
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	114	451
Duratex S.A.	121	402
EDP—Energias do Brasil S.A.	131	386
Embraer S.A.(a)	347	363
Energisa S.A.	83	604
Eneva S.A.(a)	33	301
ENGIE Brasil Energia S.A.	76	526
Equatorial Energia S.A.	382	1,320
Fleury S.A.	78	370
Gerdau S.A., Preference Shares	446	1,687
Grendene S.A.	111	154

	Shares	Value
Brazil-(continued)
Hapvida Participacoes e Investimentos S.A.(b)	69	$770
Hypera S.A.	177	856
IRB Brasil Resseguros S.A.	365	389
Itau Unibanco Holding S.A.	228	869
Itau Unibanco Holding S.A., Preference Shares	2,099	8,547
Itausa S.A., Preference Shares	1,943	3,063
Klabin S.A.	253	1,042
Localiza Rent a Car S.A.	253	2,663
Lojas Americanas S.A.	102	357
Lojas Americanas S.A., Preference Shares	335	1,350
Lojas Renner S.A.	352	2,286
M Dias Branco S.A.	36	203
Magazine Luiza S.A.	1,128	4,818
Multiplan Empreendimentos Imobiliarios S.A.	107	352
Natura & Co. Holding S.A.	274	2,191
Neoenergia S.A.	100	302
Notre Dame Intermedica Participacoes S.A.	199	2,269
Odontoprev S.A.	123	269
Petrobras Distribuidora S.A.	305	1,015
Petroleo Brasileiro S.A.	1,653	5,447
Petroleo Brasileiro S.A., Preference Shares	1,624	5,334
Porto Seguro S.A.	42	345
Qualicorp Consultoria e Corretora de Seguros S.A.	106	585
Raia Drogasil S.A.	505	2,107
Rumo S.A.(a)	496	1,578
Sao Martinho S.A.	83	303
Sul America S.A.	101	700
Suzano S.A.(a)	323	2,804
Telefonica Brasil S.A., Preference Shares	185	1,365
TIM S.A.	374	769
TOTVS S.A.	207	969
Transmissora Alianca de Energia Eletrica S.A.	97	474
Ultrapar Participacoes S.A.	376	1,068
Usinas Siderurgicas de Minas Gerais S.A. Usiminas, Class A, Preference Shares	220	416
Vale S.A.	1,376	14,450
Via Varejo S.A.(a)	204	607
WEG S.A.	327	4,300
YDUQS Participacoes S.A., Class A	120	477

		125,917

Chile-0.59%
AES Gener S.A.	1,560	242
Aguas Andinas S.A., Class A	1,438	373
Banco de Chile	21,146	1,631
Banco de Credito e Inversiones S.A.	20	625
Banco Santander Chile	28,461	995
Cencosud S.A.	442	614
Cencosud Shopping S.A.	217	286
Cia Cervecerias Unidas S.A.	68	378
Colbun S.A.	3,664	552
Embotelladora Andina S.A., Class B, Preference Shares	100	208
Empresa Nacional de Telecomunicaciones S.A.	63	355
Empresas CMPC S.A.	528	1,097
Empresas COPEC S.A.	220	1,677
Enel Americas S.A.	10,914	1,447

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2020

	Shares	Value
Chile-(continued)
Enel Chile S.A.	12,352	$828
Engie Energia Chile S.A.	261	274
Falabella S.A.	340	931
Parque Arauco S.A.	261	335
Plaza S.A.	123	157
Sociedad Quimica y Minera de Chile S.A., Class B, Preference Shares	44	1,606

		14,611

China-47.89%
3SBio, Inc.(a)(b)	545	507
51job, Inc., ADR(a)	12	841
AECC Aero-Engine Control Co. Ltd., A Shares	400	1,066
Agile Group Holdings Ltd.	623	852
Agricultural Bank of China Ltd., A Shares	5,800	2,727
Agricultural Bank of China Ltd., H Shares	13,702	4,629
Air China Ltd., H Shares	760	490
Airtac International Group	33	886
Alibaba Group Holding Ltd., ADR(a)	757	230,650
Alibaba Health Information Technology Ltd.(a)	1,705	4,452
A-Living Services Co. Ltd., U Shares(b)	148	620
Anhui Conch Cement Co. Ltd., A Shares	100	759
Anhui Conch Cement Co. Ltd., H Shares	527	3,286
Anhui Gujing Distillery Co. Ltd., B Shares	100	1,135
ANTA Sports Products Ltd.	533	5,863
Autohome, Inc., ADR	23	2,198
AviChina Industry & Technology Co. Ltd., H Shares	1,085	558
BAIC Motor Corp. Ltd., H Shares(b)	943	348
Baidu, Inc., ADR(a)	122	16,232
Bank of China Ltd., A Shares	6,300	2,990
Bank of China Ltd., H Shares	33,923	10,717
Bank of Communications Co. Ltd., A Shares	1,100	744
Bank of Communications Co. Ltd., H Shares	3,243	1,593
Bank of Shanghai Co. Ltd., A Shares	700	820
Beijing Capital International Airport Co. Ltd., H Shares	797	486
Beijing Enterprises Holdings Ltd.	229	688
Beijing Enterprises Water Group Ltd.	2,423	919
Bilibili, Inc., ADR(a)	38	1,697
Brilliance China Automotive Holdings Ltd.	1,230	1,061
BYD Co. Ltd., H Shares	308	6,120
BYD Electronic International Co. Ltd.	344	1,477
CanSino Biologics, Inc., H Shares(a)(b)	33	642
Central China Securities Co. Ltd., A Shares	3,500	2,685
CGN Power Co. Ltd., H Shares(b)	4,976	1,065
Changsha Jingjia Microelectronics Co. Ltd., A Shares	100	904
China Aoyuan Group Ltd.	549	514
China Biologic Products Holdings, Inc.(a)	12	1,395
China Cinda Asset Management Co. Ltd., H Shares	3,904	730
China CITIC Bank Corp. Ltd., H Shares	4,151	1,686
China Communications Construction Co. Ltd., H Shares	1,974	1,031
China Communications Services Corp. Ltd., H Shares	1,111	645
China Conch Venture Holdings Ltd.	724	3,216
China Construction Bank Corp., H Shares	41,610	28,706
China East Education Holdings Ltd.(b)	183	352

	Shares	Value
China-(continued)
China Everbright Bank Co. Ltd., H Shares	1,382	$478
China Everbright Environment Group Ltd.	1,606	808
China Everbright Ltd.	372	490
China Evergrande Group(c)	958	1,902
China Feihe Ltd.(b)	1,746	3,958
China Galaxy Securities Co. Ltd., H Shares	1,645	899
China Gas Holdings Ltd.	1,125	3,445
China Hongqiao Group Ltd.	1,145	827
China Huarong Asset Management Co. Ltd., H Shares(b)	4,857	507
China International Capital Corp. Ltd., H Shares(a)(b)(c)	491	1,142
China Jinmao Holdings Group Ltd.	2,599	1,310
China Lesso Group Holdings Ltd.	414	668
China Life Insurance Co. Ltd.	1,264	846
China Life Insurance Co. Ltd., H Shares	3,317	7,203
China Literature Ltd.(a)(b)	101	827
China Longyuan Power Group Corp. Ltd., H Shares	1,505	1,029
China Medical System Holdings Ltd.	551	577
China Merchants Bank Co. Ltd., A Shares	1,600	9,507
China Merchants Bank Co. Ltd., H Shares	1,687	8,767
China Merchants Port Holdings Co. Ltd.	578	613
China Merchants Securities Co. Ltd., H Shares(a)(b)	407	504
China Minsheng Banking Corp. Ltd., A Shares	1,000	788
China Minsheng Banking Corp. Ltd., H Shares	2,841	1,553
China Mobile Ltd.	2,320	14,106
China Molybdenum Co. Ltd., H Shares	1,753	635
China National Building Material Co. Ltd., H Shares	1,722	1,974
China Oilfield Services Ltd., H Shares	807	485
China Overseas Land & Investment Ltd.	1,709	4,275
China Pacific Insurance (Group) Co. Ltd., A Shares	200	953
China Pacific Insurance (Group) Co. Ltd., H Shares	1,150	3,581
China Petroleum & Chemical Corp., A Shares	8,200	4,773
China Petroleum & Chemical Corp., H Shares	11,372	4,414
China Power International Development Ltd.	2,059	396
China Railway Construction Corp. Ltd., H Shares	841	568
China Railway Group Ltd., H Shares	1,705	783
China Resources Beer Holdings Co. Ltd.	701	4,343
China Resources Cement Holdings Ltd.	976	1,274
China Resources Gas Group Ltd.	357	1,547
China Resources Land Ltd.	1,227	4,992
China Resources Power Holdings Co. Ltd.	838	871
China Shenhua Energy Co. Ltd., H Shares	1,515	2,618
China State Construction Engineering Corp. Ltd., A Shares	1,100	839
China State Construction International Holdings Ltd.	790	546
China Taiping Insurance Holdings Co. Ltd.	647	973
China Telecom Corp. Ltd., H Shares	6,187	1,947
China Tourism Group Duty Free Corp. Ltd., A Shares	100	2,976
China Tower Corp. Ltd., H Shares(b)	20,799	3,245
China Traditional Chinese Medicine Holdings Co. Ltd.	1,088	434
China TransInfo Technology Co. Ltd., A Shares	200	662

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2020

	Shares	Value
China-(continued)
China Unicom Hong Kong Ltd.	2,636	$1,618
China United Network Communications Ltd., A Shares	12,200	8,685
China Vanke Co. Ltd., A Shares	200	822
China Vanke Co. Ltd., H Shares	803	2,485
China Yangtze Power Co. Ltd., A Shares	2,400	6,791
Chongqing Rural Commercial Bank Co. Ltd., H Shares	1,042	415
CIFI Holdings Group Co. Ltd.	1,501	1,036
CITIC Ltd.	2,188	1,560
CITIC Securities Co. Ltd., A Shares	200	855
CITIC Securities Co. Ltd., H Shares	1,016	2,191
CNOOC Ltd.	7,079	6,426
COSCO SHIPPING Ports Ltd.	780	456
Country Garden Holdings Co. Ltd.	3,279	4,034
Country Garden Services Holdings Co. Ltd.	554	3,476
CRRC Corp. Ltd., H Shares	1,794	694
CSC Financial Co. Ltd., H Shares(b)	390	471
CSG Holding Co. Ltd., B Shares	3,100	935
CSPC Pharmaceutical Group Ltd.	3,113	3,280
Da An Gene Co. Ltd. of Sun Yat-sen University, A Shares	200	1,128
Dali Foods Group Co. Ltd.(b)	916	567
Dalian Huarui Heavy Industry Group Co. Ltd., A Shares	1,200	623
Dongfeng Motor Group Co. Ltd., H Shares	1,273	895
Doushen Beijing Education & Technology, Inc., A Shares(a)	400	839
East Group Co. Ltd., A Shares	800	1,199
East Money Information Co. Ltd., A Shares	480	1,675
ENN Energy Holdings Ltd.	337	4,257
Eternal Asia Supply Chain Management Ltd., A Shares	1,000	727
Far East Horizon Ltd.	938	920
Foshan Haitian Flavouring & Food Co. Ltd., A Shares	120	2,869
Fosun International Ltd.	1,000	1,204
Fuyao Glass Industry Group Co. Ltd., H Shares(b)	214	907
GDS Holdings Ltd., ADR(a)(c)	21	1,765
Geely Automobile Holdings Ltd.	2,210	4,537
Genscript Biotech Corp.(a)	384	532
GF Securities Co. Ltd., H Shares	689	888
GOME Retail Holdings Ltd.(a)(c)	4,903	544
Great Wall Motor Co. Ltd., H Shares	1,382	2,235
Gree Electric Appliances, Inc. of Zhuhai, A Shares	100	872
Greentown China Holdings Ltd.	339	548
GSX Techedu, Inc., ADR(a)(c)	30	1,993
Guangdong Investment Ltd.	1,301	1,926
Guangdong Marubi Biotechnology Co. Ltd., A Shares	100	925
Guangzhou Automobile Group Co. Ltd., H Shares	1,381	1,416
Guangzhou R&F Properties Co. Ltd., H Shares	502	636
Guangzhou Yuexiu Financial Holdings Group Co. Ltd., A Shares	800	1,875
Guotai Junan Securities Co. Ltd., H Shares(b)	341	443
Haidilao International Holding Ltd.(b)	278	1,835
Haier Electronics Group Co. Ltd.	546	2,070
Haitian International Holdings Ltd.	256	634
Haitong Securities Co. Ltd., A Shares(a)	400	838
Haitong Securities Co. Ltd., H Shares(a)	1,520	1,282

	Shares	Value
China-(continued)
Hangzhou Century Co. Ltd., A Shares	800	$1,214
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares	200	1,340
Hansoh Pharmaceutical Group Co. Ltd.(a)(b)	418	1,862
Hengan International Group Co. Ltd.	316	2,190
HengTen Networks Group Ltd.(a)	11,745	507
Hongta Securities Co. Ltd., A Shares	300	774
Huaan Securities Co. Ltd., A Shares	1,200	1,426
Huaneng Power International, Inc., H Shares	1,885	702
Huatai Securities Co. Ltd., H Shares(b)	766	1,237
Huazhu Group Ltd., ADR	74	2,933
Hubei Biocause Pharmaceutical Co. Ltd., A Shares	500	372
Industrial & Commercial Bank of China Ltd., A Shares	1,300	955
Industrial & Commercial Bank of China Ltd., H Shares	34,411	19,347
Industrial Bank Co. Ltd., A Shares	600	1,594
Inner Mongolia Yili Industrial Group Co. Ltd., A Shares	200	1,186
Innovent Biologics, Inc.(a)(b)	523	3,858
Intco Medical Technology Co. Ltd., A Shares	150	2,602
iQIYI, Inc., ADR(a)	102	2,519
JD.com, Inc., ADR(a)	349	28,450
Jiangsu Eastern Shenghong Co. Ltd., A Shares	1,000	916
Jiangsu Expressway Co. Ltd., H Shares	545	545
Jiangsu Hengrui Medicine Co. Ltd., A Shares	120	1,591
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., A Shares	100	2,508
Jiangxi Copper Co. Ltd., H Shares	530	630
Jiayuan International Group Ltd.	8,585	3,664
Jiayuan International Group Ltd., Rts., expiring 12/31/2020(a)(d)	104	0
Jinxin Fertility Group Ltd.(b)	422	512
Joyoung Co. Ltd., A Shares	100	528
JOYY, Inc., ADR	25	2,285
Juewei Food Co. Ltd., A Shares	100	1,210
KE Holdings, Inc., ADR(a)	46	3,209
Kingboard Holdings Ltd.	315	1,064
KingClean Electric Co. Ltd., A Shares	600	3,250
Kingdee International Software Group Co. Ltd.(a)	986	2,587
Kingsoft Corp. Ltd.(c)	385	2,055
Kunlun Energy Co. Ltd.	1,267	817
Kunwu Jiuding Investment Holdings Co. Ltd., A Shares(a)	600	2,096
KWG Group Holdings Ltd.	558	737
KWG Living Group Holdings Ltd.(a)(b)	279	219
Leyard Optoelectronic Co. Ltd., A Shares	500	532
Li Ning Co. Ltd.	799	4,121
LianChuang Electronic Technology Co. Ltd., A Shares	600	902
Logan Group Co. Ltd.	452	706
Longfor Group Holdings Ltd.(b)	725	3,959
LONGi Green Energy Technology Co. Ltd., A Shares	100	1,134
Luxshare Precision Industry Co. Ltd., A Shares	669	5,478
Luye Pharma Group Ltd.(b)	684	395
Luzhou Laojiao Co. Ltd., A Shares	100	2,575
Mango Excellent Media Co. Ltd., A Shares	500	5,522
Meituan Dianping, B Shares(a)	1,525	56,675

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2020

	Shares	Value
China-(continued)
Momo, Inc., ADR	49	$735
Muyuan Foods Co. Ltd., A Shares	170	1,798
Nanyang Topsec Technologies Group, Inc., A Shares(a)	300	943
NAURA Technology Group Co. Ltd., A Shares	100	2,552
NetEase, Inc., ADR	160	13,886
New China Life Insurance Co. Ltd., A Shares	100	958
New China Life Insurance Co. Ltd., H Shares	389	1,548
New Hope Liuhe Co. Ltd., A Shares	200	802
New Oriental Education & Technology Group, Inc., ADR(a)	60	9,623
NIO, Inc., ADR(a)	390	11,926
OneConnect Financial Technology Co. Ltd., ADR(a)(c)	24	483
People’s Insurance Co. Group of China Ltd. (The), H Shares	3,656	1,084
PetroChina Co. Ltd., H Shares	9,275	2,595
PICC Property & Casualty Co. Ltd., H Shares	2,999	2,026
Pinduoduo, Inc., ADR(a)	109	9,808
Ping An Bank Co. Ltd., A Shares	700	1,854
Ping An Healthcare and Technology Co. Ltd.(a)(b)	160	2,063
Ping An Insurance (Group) Co. of China Ltd., A Shares	200	2,323
Ping An Insurance (Group) Co. of China Ltd., H Shares	2,439	25,020
Poly Developments and Holdings Group Co. Ltd., AShares	600	1,375
Postal Savings Bank of China Co. Ltd., H Shares(b)	4,176	2,046
Qingdao Hanhe Cable Co. Ltd., A Shares	1,600	984
Rongan Property Co. Ltd., A Shares	5,900	2,289
SAIC Motor Corp. Ltd., A Shares	200	691
Sany Heavy Industry Co. Ltd., A Shares	400	1,549
Seazen Group Ltd.(a)	871	651
Semiconductor Manufacturing International Corp.(a)	1,687	4,949
SF Holding Co. Ltd., A Shares	100	1,236
Shandong Gold Mining Co. Ltd., H Shares(b)	217	510
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	1,021	1,972
Shanghai Bairun Investment Holding Group Co. Ltd., A Shares	300	2,986
Shanghai Flyco Electrical Appliance Co. Ltd., A Shares	300	2,319
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	242	994
Shanghai International Airport Co. Ltd., A Shares	100	987
Shanghai Jahwa United Co. Ltd., A Shares	100	615
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	358	554
Shanghai Pudong Development Bank Co. Ltd., A Shares	1,000	1,382
Shanghai Zhenhua Heavy Industries Co. Ltd., B Shares	6,400	1,530
Shenzhen Agricultural Products Group Co. Ltd., A Shares	1,900	1,999
Shenzhen Aisidi Co. Ltd., A Shares	900	1,081
Shenzhen Huaqiang Industry Co. Ltd., A Shares	400	827
Shenzhen International Holdings Ltd.	401	623
Shenzhen Investment Ltd.	1,544	470

	Shares	Value
China-(continued)
Shenzhen MTC Co. Ltd., A Shares(a)	1,800	$1,620
Shenzhen Neptunus Bioengineering Co. Ltd., A Shares(a)	2,100	1,263
Shenzhen SC New Energy Technology Corp., A Shares	100	1,491
Shenzhou International Group Holdings Ltd.	320	5,525
Shijiazhuang Changshan BeiMing Technology Co. Ltd., A Shares(a)	500	508
Shimao Group Holdings Ltd.	594	2,095
Sichuan Swellfun Co. Ltd.., A Shares	200	1,977
Sieyuan Electric Co. Ltd., A Shares	600	1,912
Silergy Corp.	21	1,292
SINA Corp.(a)	31	1,328
Sino Biopharmaceutical Ltd.	4,261	4,297
Sinopec Oilfield Service Corp., A Shares(a)	3,100	814
Sinopharm Group Co. Ltd., H Shares	558	1,275
Sinotruk Hong Kong Ltd.	295	752
Sou Yu Te Group Co. Ltd., A Shares(a)	3,300	1,113
Sunac China Holdings Ltd.	1,090	4,020
Sunny Optical Technology Group Co. Ltd.	291	4,811
Taiji Computer Corp. Ltd., A Shares	139	556
TAL Education Group, ADR(a)	148	9,836
Tencent Holdings Ltd.	2,491	189,840
Tencent Music Entertainment Group, ADR(a)	85	1,265
Tianjin Zhonghuan Semiconductor Co. Ltd., A Shares	100	348
Times China Holdings Ltd.	300	399
Times Neighborhood Holdings Ltd.(b)	380	385
Tongcheng-Elong Holdings Ltd.(a)(b)	367	609
TravelSky Technology Ltd., H Shares	416	873
Trip.com Group Ltd., ADR(a)	204	5,867
Tsingtao Brewery Co. Ltd., H Shares	168	1,388
Vipshop Holdings Ltd., ADR(a)	181	3,873
Wanhua Chemical Group Co. Ltd., A Shares	100	1,171
Weibo Corp., ADR(a)	25	1,039
Weichai Power Co. Ltd., H Shares	866	1,635
Wingtech Technology Co. Ltd., A Shares	100	1,501
Wuliangye Yibin Co. Ltd., A Shares	100	3,647
WuXi AppTec Co. Ltd., H Shares(b)	91	1,449
Wuxi Biologics Cayman, Inc.(a)(b)	360	10,055
Xiaomi Corp., B Shares(a)(b)	4,791	13,592
Xinyi Solar Holdings Ltd.	1,162	2,113
Yangzijiang Shipbuilding Holdings Ltd.	1,116	752
Yanlord Land Group Ltd.	381	293
Yantai Eddie Precision Machinery Co. Ltd., A Shares	100	762
Yanzhou Coal Mining Co. Ltd., H Shares	870	632
Yihai International Holding Ltd.(a)	210	2,778
Yonyou Network Technology Co. Ltd., A Shares	130	837
Yuexiu Property Co. Ltd.	2,774	537
Yunnan Baiyao Group Co. Ltd., A Shares	100	1,537
Zai Lab Ltd., ADR(a)	14	1,149
Zhaojin Mining Industry Co. Ltd., H Shares	462	593
Zhefu Holding Group Co. Ltd., A Shares(a)	1,800	1,327
Zhejiang Expressway Co. Ltd., H Shares	639	435
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., A Shares	200	866
Zhejiang Kaishan Compressor Co. Ltd., A Shares(a)	600	1,388

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2020

	Shares	Value
China-(continued)
Zhejiang Weiming Environment Protection Co. Ltd., A Shares	130	$424
Zhengqi Financial Holding Corp., Rts., TBA(a)(d)	15	0
ZhongAn Online P&C Insurance Co. Ltd., H Shares(a)(b)	150	780
Zhongsheng Group Holdings Ltd.	275	1,954
Zhuzhou CRRC Times Electric Co. Ltd., H Shares	225	691
Zijin Mining Group Co. Ltd., H Shares	2,557	1,850
Zoomlion Heavy Industry Science and Technology Co. Ltd., H Shares	586	516
ZTE Corp., A Shares	100	482
ZTE Corp., H Shares	337	742
ZTO Express Cayman, Inc., ADR	179	5,187

		1,183,856

Colombia-0.27%
Bancolombia S.A.	117	744
Bancolombia S.A., Preference Shares	191	1,214
Cementos Argos S.A.	241	285
Corp Financiera Colombiana S.A.(a)	48	324
Ecopetrol S.A.	2,129	989
Grupo Argos S.A.	155	427
Grupo Aval Acciones y Valores S.A., Preference Shares	1,503	347
Grupo de Inversiones Suramericana S.A.	120	626
Grupo de Inversiones Suramericana S.A., Preference Shares	40	173
Grupo Energia Bogota S.A. ESP	839	522
Interconexion Electrica S.A. ESP	202	1,093

		6,744

Czech Republic-0.11%
CEZ A.S	72	1,359
Komercni banka A.S.(a)	31	627
Moneta Money Bank A.S.(b)	261	591
O2 Czech Republic A.S.	25	234

		2,811

Egypt-0.12%
Commercial International Bank Egypt S.A.E	590	2,294
Eastern Co. S.A.E	435	332
Egypt Kuwait Holding Co. S.A.E	345	358

		2,984

Greece-0.16%
Alpha Bank A.E.(a)	354	179
Eurobank Ergasias Services and Holdings S.A.(a)	563	187
FF Group(a)(d)	21	0
Hellenic Petroleum S.A	34	166
Hellenic Telecommunications Organization S.A.	102	1,357
JUMBO S.A.	50	699
Motor Oil Hellas Corinth Refineries S.A.	29	270
Mytilineos S.A.	49	535
OPAP S.A.	84	678

		4,071

Hong Kong-0.10%
Alibaba Pictures Group Ltd.(a)	5,836	760
Kingboard Laminates Holdings Ltd.	460	732
Nine Dragons Paper Holdings Ltd.	701	931

		2,423

	Shares	Value
Hungary-0.23%
Gedeon Richter PLC	62	$1,265
Magyar Telekom Telecommunications PLC	228	251
MOL Hungarian Oil & Gas PLC(a)	186	902
OTP Bank Nyrt(a)	103	3,208

		5,626

India-4.10%
Axis Bank Ltd., GDR(a)(b)	287	9,327
Dr. Reddy’s Laboratories Ltd., ADR	150	9,721
GAIL (India) Ltd., GDR(b)	669	4,322
Infosys Ltd., ADR	817	11,659
Larsen & Toubro Ltd., GDR(b)(c)	627	7,649
Mahindra & Mahindra Ltd., GDR(b)	1,023	8,000
Reliance Industries Ltd., GDR(b)	456	25,034
State Bank of India, GDR(a)(b)	179	4,538
Tata Motors Ltd., ADR(a)	368	3,227
Tata Steel Ltd., GDR(b)(c)	962	5,099
Vedanta Ltd., ADR	882	4,516
Wipro Ltd., ADR	1,702	8,238

		101,330

Indonesia-1.51%
PT Adaro Energy Tbk	5,637	434
PT Astra International Tbk	9,363	3,473
PT Bank Central Asia Tbk	4,191	8,296
PT Bank Mandiri (Persero) Tbk	7,679	3,032
PT Bank Negara Indonesia (Persero) Tbk	3,372	1,093
PT Bank Rakyat Indonesia (Persero) Tbk	22,577	5,187
PT Barito Pacific Tbk(a)	8,646	532
PT Bukit Asam Tbk	1,940	260
PT Charoen Pokphand Indonesia Tbk	3,187	1,275
PT Gudang Garam Tbk(a)	228	639
PT Hanjaya Mandala Sampoerna Tbk	4,190	405
PT Indah Kiat Pulp & Paper Corp. Tbk	1,176	734
PT Indocement Tunggal Prakarsa Tbk	587	491
PT Indofood CBP Sukses Makmur Tbk	1,116	736
PT Indofood Sukses Makmur Tbk	2,085	998
PT Jasa Marga (Persero) Tbk	962	234
PT Kalbe Farma Tbk	8,203	855
PT Media Nusantara Citra Tbk(a)	2,860	162
PT Perusahaan Gas Negara Tbk	4,724	347
PT Semen Indonesia (Persero) Tbk	1,307	856
PT Surya Citra Media Tbk	3,314	339
PT Telekomunikasi Indonesia (Persero) Tbk	19,905	3,566
PT Tower Bersama Infrastructure Tbk	4,249	436
PT Unilever Indonesia Tbk	2,595	1,388
PT United Tractors Tbk	674	974
PT Vale Indonesia Tbk(a)	1,163	322
PT XL Axiata Tbk	1,270	176

		37,240

Kuwait-0.62%
Agility Public Warehousing Co. KSC	468	1,019
Boubyan Bank KSCP	399	780
Boubyan Petrochemicals Co. KSCP	169	298
Burgan Bank SAK	309	209
Gulf Bank KSCP	772	558
Humansoft Holding Co. KSC(a)	43	411
Kuwait Finance House KSCP	1,415	3,063
Mabanee Co. S.A.K	234	496

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2020

	Shares	Value
Kuwait-(continued)
Mobile Telecommunications Co. KSC	347	$665
National Bank of Kuwait SAKP	2,840	7,848

		15,347

Malaysia-2.02%
AirAsia Group Bhd.(a)	790	105
Alliance Bank Malaysia Bhd.	488	256
AMMB Holdings Bhd.	788	541
Astro Malaysia Holdings Bhd.	775	136
Axiata Group Bhd.	2,017	1,422
British American Tobacco Malaysia Bhd.	74	180
CIMB Group Holdings Bhd.	3,147	2,234
Dialog Group Bhd.	2,193	1,953
DiGi.Com Bhd.	1,584	1,437
FGV Holdings Bhd.	1,077	275
Fraser & Neave Holdings Bhd.	52	395
Gamuda Bhd.	895	717
Genting Bhd.	981	699
Genting Malaysia Bhd.	1,176	566
HAP Seng Consolidated Bhd.	264	466
Hartalega Holdings Bhd.	589	2,552
Hong Leong Bank Bhd.	261	930
Hong Leong Financial Group Bhd.	120	407
IHH Healthcare Bhd.	1,300	1,555
IJM Corp. Bhd.	1,476	476
IOI Corp. Bhd.	1,356	1,403
IOI Properties Group Bhd.	1,083	224
Kuala Lumpur Kepong Bhd.	106	541
Malayan Banking Bhd.	1,682	2,834
Malaysia Airports Holdings Bhd.	360	362
Maxis Bhd.	1,130	1,305
MISC Bhd.	560	888
Nestle Malaysia Bhd.	29	973
Petronas Chemicals Group Bhd.	1,302	1,833
Petronas Dagangan Bhd.	120	498
Petronas Gas Bhd.	210	796
PPB Group Bhd.	283	1,280
Press Metal Aluminium Holdings Bhd.	797	1,053
Public Bank Bhd.	1,334	4,842
QL Resources Bhd.	549	832
RHB Bank Bhd.	776	790
Sime Darby Bhd.	1,679	974
Sime Darby Plantation Bhd.	1,445	1,683
Sime Darby Property Bhd.	1,849	240
Telekom Malaysia Bhd.	417	421
Tenaga Nasional Bhd.	1,647	3,782
Top Glove Corp. Bhd.	1,968	4,059
Westports Holdings Bhd.	555	521
YTL Corp. Bhd.(a)	2,493	435

		49,871

Mexico-1.97%
Alfa S.A.B. de C.V., Class A	1,456	970
America Movil S.A.B. de C.V., Series L	12,103	7,343
Arca Continental S.A.B. de C.V.	183	794
Banco Santander (Mexico) S.A., Institucion de Banca Multiple, Grupo Financiero Santander	240	177
Becle S.A.B. de C.V.	288	603
Cemex S.A.B. de C.V., Series CPO(e)	6,878	2,832
Coca-Cola FEMSA S.A.B. de C.V., Series L	215	812
El Puerto de Liverpool S.A.B. de C.V., Series C1	104	279

	Shares	Value
Mexico-(continued)
Fibra Uno Administracion S.A. de C.V.	1,353	$1,022
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO(f)	906	4,841
GMexico Transportes S.A.B. de C.V.(b)	224	264
Gruma S.A.B. de C.V., Class B	98	1,039
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.(a)	154	693
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	156	1,294
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B(a)	58	668
Grupo Bimbo S.A.B. de C.V., Series A	1,021	1,967
Grupo Carso S.A.B. de C.V., Series A1(a)	222	410
Grupo Elektra S.A.B. de C.V.	28	1,582
Grupo Financiero Banorte S.A.B. de C.V., Class O(a)	1,301	5,778
Grupo Financiero Inbursa S.A.B. de C.V., Class O(a)	1,094	808
Grupo Lala S.A.B. de C.V.	325	199
Grupo Mexico S.A.B. de C.V., Class B	1,399	3,961
Grupo Televisa S.A.B., Series CPO(a)(g)	1,014	1,279
Industrias Penoles S.A.B. de C.V.	58	921
Infraestructura Energetica Nova S.A.B. de C.V.(a)	246	821
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	329	487
Megacable Holdings S.A.B. de C.V., Series CPO(h)	104	329
Orbia Advance Corp. S.A.B. de C.V	483	851
Promotora y Operadora de Infraestructura S.A.B de C.V	78	509
Telesites S.A.B. de C.V.(a)	676	622
Wal-Mart de Mexico S.A.B. de C.V., Series V	1,866	4,494

		48,649

Philippines-1.00%
Aboitiz Power Corp.	816	456
Alliance Global Group, Inc.(a)	2,129	349
Ayala Corp.	106	1,671
Ayala Land, Inc.	3,229	2,202
Bank of the Philippine Islands	839	1,275
BDO Unibank, Inc.	896	1,646
Bloomberry Resorts Corp.	1,322	193
Energy Development Corp.(a)(d)	1,155	0
Globe Telecom, Inc.	10	419
GT Capital Holdings, Inc.	51	453
International Container Terminal Services, Inc.	375	891
JG Summit Holdings, Inc.	1,384	1,837
Jollibee Foods Corp.	187	657
LT Group, Inc.	1,106	264
Manila Electric Co.	101	626
Megaworld Corp.(a)	5,931	371
Metro Pacific Investments Corp.	7,448	617
Metropolitan Bank & Trust Co.	830	699
PLDT, Inc.	49	1,344
San Miguel Corp.	185	390
San Miguel Food and Beverage, Inc.	339	446
Semirara Mining & Power Corp.	683	150
SM Investments Corp.	208	4,083
SM Prime Holdings, Inc.	4,067	2,832
Universal Robina Corp.	325	925

		24,796

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2020

	Shares	Value
Qatar-0.96%
Barwa Real Estate Co.	848	$776
Commercial Bank P.S.Q.C. (The)	882	1,030
Doha Bank Q.P.S.C.(a)	676	451
Industries Qatar Q.S.C.	889	2,201
Masraf Al Rayan Q.S.C.	1,635	1,929
Mesaieed Petrochemical Holding Co. Q.P.S.C.	1,928	982
Ooredoo Q.P.S.C.	228	415
Qatar Aluminum Manufacturing Co.	1,217	289
Qatar Electricity & Water Co. Q.S.C.	224	1,027
Qatar Fuel Co. Q.P.S.C.	140	661
Qatar Gas Transport Co. Ltd..	1,208	893
Qatar Insurance Co. (S.A.Q.)	712	450
Qatar International Islamic Bank Q.S.C.	330	752
Qatar Islamic Bank (S.A.Q.)	515	2,291
Qatar National Bank Q.P.S.C.	1,876	9,120
United Development Co. Q.S.C.	772	315
Vodafone Qatar Q.S.C.	733	262

		23,844

Romania-0.02%
NEPI Rockcastle PLC	164	581

Russia-2.47%
Aeroflot PJSC(a)	334	239
Alrosa PJSC	765	687
Bashneft PJSC, Preference Shares	10	144
Gazprom PJSC	3,662	7,141
Inter RAO UES PJSC	14,756	944
LUKOIL PJSC	155	7,888
Magnit PJSC	31	1,841
Magnitogorsk Iron & Steel Works PJSC	630	298
MMC Norilsk Nickel PJSC	22	5,220
Mobile TeleSystems PJSC	398	1,557
Moscow Exchange MICEX-RTS PJSC	608	1,025
Novatek PJSC	462	5,551
Novolipetsk Steel PJSC	432	1,011
PhosAgro PJSC	17	603
Polyus PJSC	11	2,153
Rosneft Oil Co. PJSC	368	1,625
Rostelecom PJSC	420	490
RusHydro PJSC	55,600	505
Sberbank of Russia PJSC	4,495	11,368
Severstal PAO	78	1,066
Sistema PJSFC	1,400	445
Surgutneftegas PJSC	2,870	1,190
Surgutneftegas PJSC, Preference Shares	3,002	1,369
Tatneft PJSC	687	3,548
Tatneft PJSC, Preference Shares	70	350
Transneft PJSC, Preference Shares	1	1,662
Unipro PJSC	5,000	163
VTB Bank PJSC	2,232,852	920

		61,003

Saudi Arabia-3.07%
Abdullah Al Othaim Markets Co.	27	943
Advanced Petrochemical Co.	198	3,052
Al Rajhi Bank	194	3,404
Almarai Co. JSC	39	537
Arab National Bank	394	1,994
Arabian Centres Co. Ltd.	227	1,463
Bank AlBilad	348	2,158

	Shares	Value
Saudi Arabia-(continued)
Banque Saudi Fransi	276	$2,186
Bupa Arabia for Cooperative Insurance Co.(a)	91	2,781
Co. for Cooperative Insurance (The)(a)	108	2,333
Dallah Healthcare Co.	149	1,748
Dr Sulaiman Al Habib Medical Services Group Co.	26	654
Emaar Economic City(a)	474	1,125
Etihad Etisalat Co.(a)	77	575
Fawaz Abdulaziz Al Hokair & Co.(a)	130	645
Jarir Marketing Co.	61	2,817
Mobile Telecommunications Co.(a)	408	1,340
Mouwasat Medical Services Co.	55	1,877
National Commercial Bank	275	2,863
National Industrialization Co.(a)	400	1,205
National Petrochemical Co.	266	1,919
Qassim Cement Co. (The)	77	1,412
Riyad Bank	488	2,342
Sahara International Petrochemical Co.	324	1,260
Samba Financial Group	348	2,561
Saudi Airlines Catering Co.	130	2,697
Saudi Arabian Fertilizer Co.	145	2,915
Saudi Arabian Mining Co.(a)	170	1,691
Saudi Arabian Oil Co.(b)	326	2,929
Saudi Basic Industries Corp.	123	2,952
Saudi British Bank (The)	432	2,744
Saudi Cement Co.	61	882
Saudi Ground Services Co.(a)	240	1,792
Saudi Industrial Investment Group	166	898
Saudi Kayan Petrochemical Co.(a)	434	1,097
Saudi Research & Marketing Group(a)	112	2,046
Saudi Telecom Co.	82	2,180
Saudia Dairy & Foodstuff Co.	36	1,628
Savola Group (The)	65	794
Southern Province Cement Co.	97	1,735
Yanbu Cement Co.	66	581
Yanbu National Petrochemical Co., Class A	71	1,089

		75,844

South Africa-3.91%
Absa Group Ltd.	332	1,776
African Rainbow Minerals Ltd.	53	742
Anglo American Platinum Ltd.	26	1,705
Aspen Pharmacare Holdings Ltd.(a)	163	1,059
AVI Ltd.	91	412
Barloworld Ltd.	101	353
Bid Corp. Ltd.	134	1,837
Bidvest Group Ltd. (The)	153	1,255
Capitec Bank Holdings Ltd.(a)	35	2,456
Clicks Group Ltd.	112	1,626
Coronation Fund Managers Ltd.	138	319
Dis-Chem Pharmacies Ltd.(b)	206	228
Discovery Ltd.	173	1,139
Distell Group Holdings Ltd.	41	205
Exxaro Resources Ltd.	120	805
FirstRand Ltd.	2,094	4,846
Fortress REIT Ltd., Class A	546	422
Foschini Group Ltd. (The)	96	508
Gold Fields Ltd.	364	3,868
Growthpoint Properties Ltd.	1,293	844
Harmony Gold Mining Co. Ltd.(a)	218	1,070
Impala Platinum Holdings Ltd.	326	2,864

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2020

	Shares	Value
South Africa-(continued)
Investec Ltd.	115	$211
Kumba Iron Ore Ltd.	27	798
Liberty Holdings Ltd.	62	204
Life Healthcare Group Holdings Ltd.	669	671
Momentum Metropolitan Holdings	371	297
Mr Price Group Ltd.	88	665
MTN Group Ltd.	693	2,465
MultiChoice Group	189	1,558
Naspers Ltd., Class N	176	34,242
Nedbank Group Ltd.	183	1,081
Netcare Ltd.	704	559
Northam Platinum Ltd.(a)	154	1,467
Old Mutual Ltd.	2,019	1,165
Pepkor Holdings Ltd.(b)	362	266
Pick n Pay Stores Ltd.	130	410
PSG Group Ltd.	79	254
Rand Merchant Investment Holdings Ltd.	365	637
Redefine Properties Ltd.	2,740	336
Remgro Ltd.	238	1,265
Resilient REIT Ltd.	113	214
Sanlam Ltd.	710	2,065
Santam Ltd.	22	332
Sappi Ltd.(a)	269	384
Sasol Ltd.(a)	224	1,158
Shoprite Holdings Ltd.	214	1,698
Sibanye Stillwater Ltd.	993	2,868
SPAR Group Ltd. (The)	82	871
Standard Bank Group Ltd.	550	3,590
Telkom S.A. SOC Ltd.	154	243
Tiger Brands Ltd.	79	980
Truworths International Ltd.	216	416
Vodacom Group Ltd.	266	2,006
Woolworths Holdings Ltd.	418	899

		96,614

Taiwan-14.22%
Accton Technology Corp.	236	1,712
Acer, Inc.(a)	1,145	955
Advantech Co. Ltd.	168	1,697
ASE Technology Holding Co. Ltd.	1,508	3,332
Asia Cement Corp	972	1,398
Asustek Computer, Inc.	316	2,679
AU Optronics Corp.(a)	2,691	1,087
Capital Securities Corp	1,241	473
Catcher Technology Co. Ltd.	339	2,139
Cathay Financial Holding Co. Ltd.	3,675	4,934
Chailease Holding Co. Ltd.	565	2,736
Chang Hwa Commercial Bank Ltd.	3,033	1,808
Cheng Shin Rubber Industry Co. Ltd.	887	1,119
Chicony Electronics Co. Ltd.	219	659
China Airlines Ltd.(a)	764	234
China Development Financial Holding Corp.	6,337	1,857
China Steel Corp.	5,603	3,976
Chunghwa Telecom Co. Ltd.	1,369	5,121
Compal Electronics, Inc.	1,687	1,097
CTBC Financial Holding Co. Ltd.	7,798	4,921
Delta Electronics, Inc.	932	6,191
E.Sun Financial Holding Co. Ltd.	5,182	4,402
Eclat Textile Co. Ltd.	96	1,270
Epistar Corp.(a)	501	587

	Shares	Value
Taiwan-(continued)
Eternal Materials Co. Ltd.	258	$303
Eva Airways Corp.	1,125	425
Evergreen Marine Corp. Taiwan Ltd.(a)	1,192	788
Far Eastern International Bank	625	226
Far Eastern New Century Corp.	1,789	1,611
Far EasTone Telecommunications Co. Ltd.	684	1,435
Feng TAY Enterprise Co. Ltd.	186	1,125
First Financial Holding Co. Ltd.	4,298	3,013
Formosa Chemicals & Fibre Corp.	1,466	3,526
Formosa Petrochemical Corp.	619	1,701
Formosa Plastics Corp.	2,203	6,092
Formosa Taffeta Co. Ltd.	535	584
Foxconn Technology Co. Ltd.	538	942
Fubon Financial Holding Co. Ltd.	3,213	4,572
Giant Manufacturing Co. Ltd.	125	1,228
Globalwafers Co. Ltd.	102	1,480
Hon Hai Precision Industry Co. Ltd.	5,219	14,141
Hotai Motor Co. Ltd.	146	3,073
HTC Corp.(a)	379	380
Hua Nan Financial Holdings Co. Ltd.	4,435	2,667
Inventec Corp.	1,466	1,158
Largan Precision Co. Ltd.	45	4,759
Lite-On Technology Corp.	846	1,377
MediaTek, Inc.	652	15,455
Mega Financial Holding Co. Ltd.	4,848	4,669
Nan Ya Plastics Corp.	2,550	5,233
Novatek Microelectronics Corp.	228	2,128
OBI Pharma, Inc.(a)	70	272
Oneness Biotech Co. Ltd.(a)	86	881
Pegatron Corp.	910	1,957
Pou Chen Corp.	1,194	1,052
President Chain Store Corp.	254	2,291
Quanta Computer, Inc.	1,189	2,993
Realtek Semiconductor Corp.	212	2,635
Shanghai Commercial & Savings Bank Ltd. (The)	1,534	1,987
Shin Kong Financial Holding Co. Ltd.	5,108	1,421
SinoPac Financial Holdings Co. Ltd.	4,887	1,828
Synnex Technology International Corp.	674	1,000
Taishin Financial Holding Co. Ltd.	4,726	2,082
Taiwan Business Bank	2,443	803
Taiwan Cement Corp.	2,343	3,322
Taiwan Cooperative Financial Holding Co. Ltd.	4,447	2,985
Taiwan Fertilizer Co. Ltd.	387	693
Taiwan Glass Industry Corp.(a)	939	412
Taiwan High Speed Rail Corp.	882	933
Taiwan Mobile Co. Ltd.	372	1,271
Taiwan Secom Co. Ltd.	70	215
Taiwan Semiconductor Manufacturing Co. Ltd.	10,166	153,538
Teco Electric and Machinery Co. Ltd.	664	694
TPK Holding Co. Ltd.(a)	183	322
Transcend Information, Inc.	77	171
U-Ming Marine Transport Corp.	246	249
Unimicron Technology Corp.	528	1,259
Uni-President Enterprises Corp.	2,157	4,623
United Microelectronics Corp.	4,671	5,013
Vanguard International Semiconductor Corp.	365	1,189
Walsin Lihwa Corp.	1,145	711
Walsin Technology Corp.	207	1,183
Wan Hai Lines Ltd.	423	387
Win Semiconductors Corp.	180	1,957

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2020

	Shares	Value
Taiwan-(continued)
Wistron Corp.	1,188	$1,184
Wiwynn Corp.	38	966
Yageo Corp.	169	2,100
Yuanta Financial Holding Co. Ltd.	4,951	3,072
Yulon Motor Co. Ltd.(a)	319	397
Zhen Ding Technology Holding Ltd.	263	1,113

		351,636

Tanzania-0.16%
AngloGold Ashanti Ltd.	177	4,018

Thailand-2.08%
Advanced Info Service PCL, NVDR	480	2,656
Airports of Thailand PCL, NVDR	1,825	3,030
Asset World Corp. PCL, NVDR	3,300	309
B. Grimm Power PCL, NVDR	338	426
Bangkok Dusit Medical Services PCL, NVDR	3,761	2,112
Bangkok Expressway & Metro PCL, NVDR	3,756	988
Banpu PCL, NVDR	2,056	432
Berli Jucker PCL, NVDR	480	443
BTS Group Holdings PCL, NVDR	3,738	1,067
Bumrungrad Hospital PCL, NVDR	154	450
Central Pattana PCL, NVDR	1,031	1,273
Charoen Pokphand Foods PCL, NVDR	1,705	1,381
CP ALL PCL, NVDR(a)	2,263	3,903
Delta Electronics Thailand PCL, NVDR	214	1,229
Electricity Generating PCL, NVDR	126	671
Energy Absolute PCL, NVDR	784	956
Global Power Synergy PCL, NVDR	319	530
Gulf Energy Development PCL, NVDR	1,825	1,669
Home Product Center PCL, NVDR	2,654	1,192
Indorama Ventures PCL, NVDR	842	597
Intouch Holdings PCL, NVDR	982	1,686
IRPC PCL, NVDR	4,823	312
Kasikornbank PCL, NVDR	296	724
Krung Thai Bank PCL, NVDR	2,316	643
Krungthai Card PCL, NVDR.	816	1,034
Land & Houses PCL, NVDR	3,106	638
Minor International PCL, NVDR(a)	1,681	901
Minor International PCL, Wts., expiring 07/31/2023(a)	76	15
Muangthai Capital PCL, NVDR(a)	318	559
Osotspa PCL, NVDR	574	589
PTT Exploration & Production PCL, NVDR	651	1,645
PTT Global Chemical PCL, NVDR	959	1,231
PTT PCL, NVDR	6,203	6,170
Ratch Group PCL, NVDR	367	547
Siam Cement PCL (The), NVDR	362	3,926
Siam City Cement PCL, NVDR	42	160
Siam Commercial Bank PCL (The), NVDR	1,103	2,300
Siam Makro PCL, NVDR	170	217
Srisawad Corp. PCL, NVDR	255	405
Srisawad Corp. PCL, Wts., expiring 08/29/2025(a)	10	3
Thai Oil PCL, NVDR	482	530
Thai Union Group PCL, NVDR	1,329	648
TMB Bank PCL, NVDR	16,868	438
Total Access Communication PCL, NVDR	317	313
True Corp. PCL, NVDR	5,013	437

		51,385

	Shares	Value
Turkey-0.33%
Akbank T.A.S.(a)	715	$407
Anadolu Efes Biracilik ve Malt Sanayii A.S	81	188
Arcelik A.S.(a)	99	317
Aselsan Elektronik Sanayi Ve Ticaret A.S	300	599
BIM Birlesik Magazalar A.S.	179	1,426
Coca-Cola Icecek A.S.(a)	38	204
Enka Insaat ve Sanayi A.S.	315	271
Eregli Demir ve Celik Fabrikalari TAS	536	609
Ford Otomotiv Sanayi A.S	35	451
Haci Omer Sabanci Holding A.S.	408	401
KOC Holding A.S.	368	622
Petkim Petrokimya Holding A.S.(a)	472	231
Tekfen Holding A.S.	88	139
Tupras-Turkiye Petrol Rafinerileri A.S.(a)	35	312
Turk Hava Yollari AO(a)	89	96
Turkcell Iletisim Hizmetleri A.S.	421	733
Turkiye Is Bankasi A.S., Class C(a)	627	382
Turkiye Sise ve Cam Fabrikalari A.S.	351	257
Turkiye Vakiflar Bankasi T.A.O., Class D(a)	435	198
Yapi ve Kredi Bankasi A.S.(a)	826	212

		8,055

United Arab Emirates-0.69%
Abu Dhabi Commercial Bank PJSC	1,179	1,884
Abu Dhabi Islamic Bank PJSC	404	478
Air Arabia PJSC	1,813	543
Aldar Properties PJSC	1,714	1,279
Dana Gas PJSC	1,521	282
Dubai Investments PJSC	927	288
Dubai Islamic Bank PJSC	805	912
Emaar Development PJSC(a)	893	554
Emaar Malls PJSC(a)	892	359
Emaar Properties PJSC(a)	1,274	926
Emirates Telecommunications Group Co. PJSC	774	3,557
First Abu Dhabi Bank PJSC	1,943	6,062

		17,124

United States-0.06%
JBS S.A	418	1,410

Total Common Stocks & Other Equity Interests (Cost $2,211,159)		2,319,709

Exchange-Traded Funds-6.01%
India-6.01%
Invesco India ETF(a)(i)	5,683	110,818
iShares MSCI India ETF	1,120	37,621

Total Exchange-Traded Funds (Cost $155,459)		148,439

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(i)(j) (Cost $515)	515	515

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $2,367,133)		2,468,663

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2020

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.84%
Invesco Private Government Fund, 0.04%(i)(j)(k)	8,324	$8,324
Invesco Private Prime Fund, 0.11%(i)(j)(k)	12,482	12,486

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $20,810)		20,810

TOTAL INVESTMENTS IN SECURITIES-100.70% (Cost $2,387,943)		2,489,473
OTHER ASSETS LESS LIABILITIES-(0.70)%		(17,286)

NET ASSETS-100.00%		$2,472,187

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

ETF-Exchange-Traded Fund

GDR-Global Depositary Receipt

NVDR-Non-Voting Depositary Receipt

REIT-Real Estate Investment Trust

Rts.-Rights

TBA-To Be Announced

Wts.-Warrants

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $130,488, which represented 5.28% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2020.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)	Each CPO for Cemex S.A.B. de C.V. represents two Series A shares and one Series B share.
(f)	Each CPO for Fomento Economico Mexicano, S.A.B. de C.V. represents one Series B share and four Series D shares.
(g)	Each CPO for Grupo Televisa S.A.B. represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(h)	Each CPO for Megacable Holdings S.A.B. de C.V. represents two Series shares.
(i)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2020	Dividend Income
Invesco India ETF	$100,300	$38,414	$(16,230)	$(9,016)	$17,631	$110,818	$933
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	17,165	(16,650)	-	-	515	-
Invesco Premier U.S. Government Money Portfolio, Institutional Class	5,726	98,301	(104,027)	-	-	-	37
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	55,630	356,211	(411,841)	-	-	-	175	*
Invesco Liquid Assets Portfolio, Institutional Class	18,251	84,158	(102,410)	(1)	2	-	67	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2020

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Value October 31, 2020	Dividend Income
Invesco Private Government Fund	$-	$541,506	$(533,182)	$-	$-		$8,324	$11	*
Invesco Private Prime Fund	-	133,261	(120,777)	-	2		12,486	10	*

Total	$179,907	$1,269,016	$(1,305,117)	$(9,017)	$17,635	**	$132,143	$1,233

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco India ETF	$20,281

(j)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(k)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Statements of Assets and Liabilities

October 31, 2020

	Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)	Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)	Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)
Assets:
Unaffiliated investments in securities, at value(a)	$12,855,048	$2,237,134	$2,357,330
Affiliated investments in securities, at value	12,806	35,506	132,143
Foreign currencies, at value	-	-	2,142
Deposits with brokers:
Cash segregated as collateral	73,635	-	-
Receivable for:
Dividends and interest	13,249	5,802	1,566
Securities lending	-	35	36
Investments sold	285,832	9	-
Fund shares sold	70,137	-	-
Foreign tax reclaims	-	10	-

Total assets	13,310,707	2,278,496	2,493,217

Liabilities:
Due to foreign custodian	-	324	-
Payable for:
Investments purchased	366,657	-	-
Collateral upon return of securities loaned	-	34,939	20,810
Collateral upon receipt of securities in-kind	73,635	-	-
Accrued unitary management fees	692	140	220

Total liabilities	440,984	35,403	21,030

Net Assets	$12,869,723	$2,243,093	$2,472,187

Net assets consist of:
Shares of beneficial interest	$12,573,902	$2,500,025	$2,500,011
Distributable earnings (loss)	295,821	(256,932)	(27,824)

Net Assets	$12,869,723	$2,243,093	$2,472,187

Shares outstanding (unlimited amount authorized, $0.01 par value)	500,001	100,001	100,001
Net asset value	$25.74	$22.43	$24.72

Market price	$25.75	$22.63	$24.97

Unaffiliated investments in securities, at cost	$12,630,561	$2,456,288	$2,246,759

Affiliated investments in securities, at cost	$12,806	$35,506	$141,184

Foreign currencies (due to foreign custodian), at cost	$-	$(331)	$2,102

(a) Includes securities on loan with an aggregate value of:	$-	$32,465	$18,426

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Statements of Operations

For the year ended October 31, 2020

	Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)	Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)	Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)
Investment income:
Unaffiliated interest income	$151,536	$-	$-
Unaffiliated dividend income	-	62,178	61,868
Affiliated dividend income	134	48	970
Securities lending income	33	431	468
Foreign withholding tax	-	(8,257)	(6,043)

Total investment income	151,703	54,400	57,263

Expenses:
Unitary management fees	7,208	1,610	3,267

Less: Waivers	(78)	(8)	(777)

Net expenses	7,130	1,602	2,490

Net investment income	144,573	52,798	54,773

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	15,643	(23,561)	(88,194)
Affiliated investment securities	(8)	7	(2,646)
In-kind redemptions	81,975	-	-
Foreign currencies	-	(338)	(849)
Distributions of underlying fund shares	-	-	20,281

Net realized gain (loss)	97,610	(23,892)	(71,408)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	188,262	(164,046)	187,168
Affiliated investment securities	-	(1)	(9,017)
Foreign currencies	-	74	(26)

Change in net unrealized appreciation (depreciation)	188,262	(163,973)	178,125

Net realized and unrealized gain (loss)	285,872	(187,865)	106,717

Net increase (decrease) in net assets resulting from operations	$430,445	$(135,067)	$161,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Statements of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)		Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)		Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income	$144,573	$128,264	$52,798	$69,394	$54,773	$73,602
Net realized gain (loss)	97,610	(9,433)	(23,892)	(12,087)	(71,408)	(38,649)
Change in net unrealized appreciation (depreciation)	188,262	90,771	(163,973)	172,266	178,125	244,976

Net increase (decrease) in net assets resulting from operations	430,445	209,602	(135,067)	229,573	161,490	279,929

Distributions to Shareholders from:
Distributable earnings	(88,376)	(116,574)	(53,056)	(78,552)	(75,266)	(59,836)

Shareholder Transactions:
Proceeds from shares sold	7,616,756	4,933,735	-	-	-	-
Value of shares repurchased	(2,555,886)	-	-	-	-	-

Net increase in net assets resulting from share transactions	5,060,870	4,933,735	-	-	-	-

Net increase (decrease) in net assets	5,402,939	5,026,763	(188,123)	151,021	86,224	220,093

Net assets:
Beginning of year	7,466,784	2,440,021	2,431,216	2,280,195	2,385,963	2,165,870

End of year	$12,869,723	$7,466,784	$2,243,093	$2,431,216	$2,472,187	$2,385,963

Changes in Shares Outstanding:
Shares sold	300,000	200,000	-	-	-	-
Shares repurchased	(100,000)	-	-	-	-	-
Shares outstanding, beginning of year	300,001	100,001	100,001	100,001	100,001	100,001

Shares outstanding, end of year	500,001	300,001	100,001	100,001	100,001	100,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Financial Highlights

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

	Years Ended October 31,				For the Period September 19, 2017(a) Through October 31, 2017
	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$24.89	$24.40		$24.99	$25.00
Net investment income(b)	0.35	0.59		0.63	0.06
Net realized and unrealized gain (loss) on investments	0.71	0.39		(0.55)	(0.07)
Total from investment operations	1.06	0.98		0.08	(0.01)
Distributions to shareholders from:
Net investment income	(0.21)	(0.49)		(0.67)	-
Net asset value at end of period	$25.74	$24.89		$24.40	$24.99
Market price at end of period(c)	$25.75	$24.90		$24.40	$24.99
Net Asset Value Total Return(d)	4.28%	4.04%		0.33%	(0.04	)%(e)
Market Price Total Return(d)	4.28%	4.07%		0.33%	(0.04	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$12,870	$7,467		$2,440	$2,499
Ratio to average net assets of:
Expenses	0.07%	0.20	%(f)	0.07%	0.07	%(g)
Net investment income	1.40%	2.39	%(f)	2.53%	2.22	%(g)
Portfolio turnover rate(h)	29%	30%		19%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the Exchange) to October 31, 2017 was 0.12%. The market price total return from Fund Inception to October 31, 2017 was 0.12%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.13%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Financial Highlights–(continued)

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

	Years Ended October 31,				For the Period September 19, 2017(a) Through October 31, 2017
	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$24.31	$22.80		$25.37	$25.00
Net investment income(b)	0.53	0.69		0.73	0.07
Net realized and unrealized gain (loss) on investments	(1.88)	1.61		(2.60)	0.30
Total from investment operations	(1.35)	2.30		(1.87)	0.37
Distributions to shareholders from:
Net investment income	(0.53)	(0.77)		(0.70)	-
Net realized gains	-	(0.02)		-	-
Total distributions	(0.53)	(0.79)		(0.70)	-
Net asset value at end of period	$22.43	$24.31		$22.80	$25.37
Market price at end of period(c)	$22.63	$24.35		$23.03	$25.54
Net Asset Value Total Return(d)	(5.33)%	10.31%		(7.60)%	1.48	%(e)
Market Price Total Return(d)	(4.66)%	9.37%		(7.30)%	2.16	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,243	$2,431		$2,280	$2,537
Ratio to average net assets of:
Expenses	0.07%	0.37	%(f)	0.07%	0.07	%(g)
Net investment income	2.30%	2.99	%(f)	2.89%	2.38	%(g)
Portfolio turnover rate(h)	3%	4%		7%	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the Exchange) to October 31, 2017 was 1.80%. The market price total return from Fund Inception to October 31, 2017 was 2.12%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.30%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Financial Highlights–(continued)

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

	Years Ended October 31,					For the Period September 19, 2017(a) Through October 31, 2017
	2020		2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$23.86		$21.66		$25.07	$25.00
Net investment income(b)	0.55		0.74	(c)	0.66	0.03
Net realized and unrealized gain (loss) on investments	1.06		2.06		(3.42)	0.04
Total from investment operations	1.61		2.80		(2.76)	0.07
Distributions to shareholders from:
Net investment income	(0.75)		(0.60)		(0.65)	-
Net asset value at end of period	$24.72		$23.86		$21.66	$25.07
Market price at end of period(d)	$24.97		$23.82		$21.75	$25.20
Net Asset Value Total Return(e)	7.08%		13.02%		(11.28)%	0.28	%(f)
Market Price Total Return(e)	8.33%		12.34%		(11.38)%	0.80	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,472		$2,386		$2,166	$2,507
Ratio to average net assets of:
Expenses, after Waivers	0.11	%(g)	0.39	%(g)(h)	0.11%	0.14	%(i)
Expenses, prior to Waivers	0.14	%(g)	0.43	%(g)(h)	0.14%	0.14	%(i)
Net investment income	2.35%		3.16	%(c)(h)	2.64%	1.03	%(i)
Portfolio turnover rate(j)	18%		13%		16%	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net Investment income per share and the ratio of net investment income to average net assets include a non-cash taxable distribution received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the non-cash taxable distribution are $0.56 and 2.39%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the Exchange) to October 31, 2017 was 1.05%. The market price total return from Fund Inception to October 31, 2017 was (0.39)%.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Ratios include non-recurring costs associated with a proxy statement of 0.29%.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)	“PureBetaSM 0-5 Yr US TIPS ETF”
Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)	“PureBetaSM FTSE Developed ex-North America ETF”
Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)	“PureBetaSM FTSE Emerging Markets ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
PureBetaSM 0-5 Yr US TIPS ETF	ICE BofA 0-5 Year US Inflation-Linked Treasury IndexSM
PureBetaSM FTSE Developed ex-North America ETF	FTSE Developed ex North America Index
PureBetaSM FTSE Emerging Markets ETF	FTSE Emerging Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are

44

subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Changing U.S. Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) keeping the federal funds rates at, near or below zero. In recent years, the FRB began “tapering” its quantitative easing program, leading to fluctuations in the Federal Funds Rate. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes or any future rate changes on various markets. Any additional changes to the monetary policy by the FRB or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may

45

decline. Changes in FRB policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and a Fund’s transaction costs.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Geographic Concentration Risk. A natural or other disaster could occur in a country or geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected country or region.

46

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Inflation-Linked Security Risk. For certain Funds, the value of inflation-linked securities generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation -indexed securities will generally vary up or down along with the rate of inflation.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk. To the extent certain Funds become non-diversified, such Funds can invest a greater portion of their respective assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase certain Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Funds’ performance.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

U.S. Government Obligations Risk. Certain Funds may invest in U.S. Government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or

47

instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

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G.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Treasury Inflation-Protected Securities - PureBetaSM 0-5 Yr US TIPS ETF may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as Treasury Inflation-Protected Securities inflation adjustment in the Statements of Operations, even though investors do not receive their principal until maturity.

K.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

L.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of

49

securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)
PureBetaSM 0-5 Yr US TIPS ETF	0.07%
PureBetaSM FTSE Developed ex-North America ETF	0.07%
PureBetaSM FTSE Emerging Markets ETF	0.14%

Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2020, the Adviser waived fees for each Fund in the following amounts:

PureBetaSM 0-5 Yr US TIPS ETF	$78
PureBetaSM FTSE Developed ex-North America ETF	8
PureBetaSM FTSE Emerging Markets ETF	777

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
PureBetaSM 0-5 Yr US TIPS ETF	ICE Data Indices, LLC
PureBetaSM FTSE Developed ex-North America ETF	FTSE International Ltd.
PureBetaSM FTSE Emerging Markets ETF	FTSE International Ltd.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

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NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
PureBetaSM 0-5YrUSTIPSETF
Investments in Securities
U.S. Treasury Securities	$-	$12,855,048	$-	$12,855,048
Money Market Funds	12,806	-	-	12,806

Total Investments	$12,806	$12,855,048	$-	$12,867,854

PureBetaSM FTSE Developed ex-North America ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,236,261	$830	$43	$2,237,134
Money Market Funds	567	34,939	-	35,506

Total Investments	$2,236,828	$35,769	$43	$2,272,640

PureBetaSM FTSE Emerging Markets ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,317,825	$1,884	$0	$2,319,709
Exchange-Traded Funds	148,439	-	-	148,439
Money Market Funds	515	20,810	-	21,325

Total Investments	$2,466,779	$22,694	$0	$2,489,473

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020		2019
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
PureBetaSM 0-5 Yr US TIPS ETF	$88,376	$-	$116,574	$-
PureBetaSM FTSE Developed ex-North America ETF	53,056	-	78,401	151
PureBetaSM FTSE Emerging Markets ETF	75,266	-	59,836	-

* Includes short-term capital gain distributions, if any.

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
PureBetaSM 0-5 Yr US TIPS ETF	$77,732	$218,089	$-	$-	$12,573,902	$12,869,723
PureBetaSM FTSE Developed ex-North America ETF	2,639	(224,831)	64	(34,804)	2,500,025	2,243,093
PureBetaSM FTSE Emerging Markets ETF	-	98,321	(25)	(126,120)	2,500,011	2,472,187

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of October 31, 2020:

	No expiration
	Short-Term	Long-Term	Total*
PureBetaSM 0-5Yr US TIPS ETF	$-	$-	$-
PureBetaSM FTSE Developed ex-North America ETF	-	34,804	34,804
PureBetaSM FTSE Emerging Markets ETF	-	126,120	126,120

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2020, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
PureBetaSM FTSE Developed ex-North America ETF	$67,664	$69,011
PureBetaSM FTSE Emerging Markets ETF	426,228	429,742

For the fiscal year ended October 31, 2020, the cost of securities purchased and the proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions) for the PureBetaSM 0-5 Yr US TIPS ETF amounted to $3,760,076 and $2,885,053, respectively.

For the fiscal year ended October 31, 2020, in-kind transactions associated with creations and redemptions for the PureBetaSM 0-5 Yr US TIPS ETF amounted to $7,607,356 and $2,553,894, respectively.

At October 31, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
PureBetaSM 0-5 Yr US TIPS ETF	$227,981	$(9,892)	$218,089	$12,649,765
PureBetaSM FTSE Developed ex-North America ETF	343,673	(568,504)	(224,831)	2,497,471
PureBetaSM FTSE Emerging Markets ETF	561,958	(463,637)	98,321	2,391,152

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, foreign currency transactions and passive foreign investment companies, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
PureBetaSM 0-5 Yr US TIPS ETF	$-	$(79,272)	$79,272
PureBetaSM FTSE Developed ex-North America ETF	(56)	56	-
PureBetaSM FTSE Emerging Markets ETF	(506)	520	(14)

52

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF and Invesco PureBetaSM FTSE Emerging Markets ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF and Invesco PureBetaSM FTSE Emerging Markets ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2020 and for the period September 19, 2017 (commencement of investment operations) through October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the three years in the period ended October 31, 2020 and for the period September 19, 2017 (commencement of investment operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 23, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

54

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

In addition to the fees and expenses which the Invesco PureBetaSM FTSE Emerging Markets ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times.

Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

Actual	$1,000.00	$1,030.00	0.07%	$0.36

Hypothetical (5% return before expenses)	1,000.00	1,024.78	0.07	0.36
Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

Actual	1,000.00	1,097.20	0.07	0.37

Hypothetical (5% return before expenses)	1,000.00	1,024.78	0.07	0.36

55

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

Actual	$1,000.00	$1,220.20	0.10%	$0.56

Hypothetical (5% return before expenses)	1,000.00	1,024.63	0.10	0.51

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

56

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*
Invesco PureBetaSM 0-5 Yr US TIPS ETF	0%	0%	100%	93%	95%
Invesco PureBetaSM FTSE Developed ex-North America ETF	86%	0%	0%	0%	0%
Invesco PureBetaSM FTSE Emerging Markets ETF	67%	0%	0%	0%	0%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes Per Share	Foreign Source Income Per Share
Invesco PureBetaSM 0-5Yr US TIPS ETF	$-	$-
Invesco PureBetaSM FTSE Developed ex-North America ETF	0.0595	0.6151
Invesco PureBetaSM FTSE Emerging Markets ETF	0.0600	0.5996

57

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of October 31, 2020

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	216	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	216	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

58

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010- Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	216	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

59

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget - 1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	216	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	216	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	216	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006- 2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005- 2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	216	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	216	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	216	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome - 1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	216	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

64

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); Authorized Person, Accretive Asset Management LLC (2018-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

65

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal – US ETFs and Secretary, Invesco Capital Management LLC (2020-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2020-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary (2020-Present), Invesco Capital Markets, Inc. and Invesco Investment Advisers LLC; Assistant Secretary, The Invesco Funds (2014-Present); formerly, Assistant Secretary, Invesco Capital Management LLC (2015-2020) and Invesco Specialized Products, LLC (2018-2020); Assistant Secretary (2014-2020) and Chief Compliance Officer (2017), Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Senior Counsel, Invesco Ltd. (2013-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

66

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

67

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PBETA-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

October 31, 2020

IDLB	Invesco FTSE International Low Beta Equal Weight ETF

EELV	Invesco S&P Emerging Markets Low Volatility ETF

EEMO	Invesco S&P Emerging Markets Momentum ETF

IDHD	Invesco S&P International Developed High Dividend Low Volatility ETF

IDLV	Invesco S&P International Developed Low Volatility ETF

IDMO	Invesco S&P International Developed Momentum ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

At the outset of the fiscal year, improving economic conditions during the fourth quarter of 2019 provided the backdrop for strong equity market returns. Investors were encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (“the Fed”) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August, revised second quarter GDP fell by 31.40%2, a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but reached record highs by the end of August.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Activity was better than expected across many areas of the economy. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Despite October posting negative returns for the major stock indices in the US and globally, the S&P 500 Index returned 9.71% for the fiscal year.

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Economic Analysis

Global Equity

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of COVID-19 that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

3

IDLB	Management’s Discussion of Fund Performance
Invesco FTSE International Low Beta Equal Weight ETF (IDLB)

As an index fund, the Invesco FTSE International Low Beta Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Developed ex-U.S. Low Beta Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide exposure to constituents of the FTSE Developed ex US Index (the “Developed ex US Index”) that exhibit low beta characteristics. The Developed ex US Index is designed to measure the performance of the international equity markets and consists of large and mid-capitalization companies from developed markets throughout the world, excluding the United States. Beta is a measure of relative risk and is the rate of change of a security’s price. The Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned (5.02)%. On a net asset value (“NAV”) basis, the Fund returned (5.44)%. During the same time period, the Index returned (5.21)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period that were partially offset by the Fund holding cash to pay distributions in March, which coincided with the overall market decline, along with income received from the securities lending program in which the Fund participates.

During this same time period, the MSCI World ex USA Index (Net) (the “Benchmark Index”) returned (6.79)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 985 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall international equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a beta driven stock selection and equal weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the health care sector during the fiscal year ended October 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to its underweight allocation to and stock selection within the energy and financials sectors.

For the fiscal year ended October 31, 2020, the materials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer staples sectors, respectively. The industrials sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020 included Hanmi Pharm Co., Ltd., a health care company (portfolio average weight of 0.14%), and SG Holdings Co. Ltd., an industrials company (portfolio average weight of 0.18%). Positions that detracted most significantly from the Fund’s return included NMC Health PLC, a health care company (portfolio average weight of 0.00%), and International Consolidated Airlines Group S.A., an industrials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Consumer Staples	16.79
Financials	12.06
Industrials	11.71
Health Care	10.45
Materials	8.23
Communication Services	7.96
Real Estate	7.90
Information Technology	7.83
Utilities	6.93
Consumer Discretionary	6.74
Energy	1.23
Money Market Funds Plus Other Assets Less Liabilities	2.17

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
CapitaLand Integrated Commercial Trust	0.25
Shimamura Co. Ltd.	0.21
Kumho Petrochemical Co. Ltd.	0.21
NTT DOCOMO, Inc.	0.21
Lotte Chemical Corp.	0.20
Coca-Cola Amatil Ltd.	0.20
Toho Gas Co. Ltd.	0.19
Tokyo Ohka Kogyo Co. Ltd.	0.19
Nihon M&A Center, Inc.	0.19
Canon Marketing Japan, Inc.	0.19
Total	2.04

*	Excluding money market fund holdings.

4

Invesco FTSE International Low Beta Equal Weight ETF (IDLB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
FTSE Developed ex-U.S. Low Beta Equal Weight Index (Net)	(5.21)%	(0.86)%	(2.56)%	3.98%	21.45%
MSCI World ex USA Index (Net)	(6.79)	(1.17)	(3.46)	3.13	16.60
Fund
NAV Return	(5.44)	(1.30)	(3.86)	3.46	18.48
Market Price Return	(5.02)	(1.36)	(4.01)	3.31	17.65

Fund Inception: November 5, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

5

EELV	Management’s Discussion of Fund Performance
Invesco S&P Emerging Markets Low Volatility ETF (EELV)

As an index fund, the Invesco S&P Emerging Markets Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P BMI Emerging Markets Low Volatility IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks (over the trailing 12 months) of the S&P Emerging Plus LargeMidCap Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned (11.03)%. On a net asset value (“NAV”) basis, the Fund returned (10.92)%. During the same time period, the Index returned (10.37)%. During the fiscal year, the Fund utilized sampling for the smaller components of the Index, specifically within Saudi Arabia. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses the Fund incurred, trading costs around quarterly rebalances during the period, as well as the sampling used for Saudi Arabian components of the Index. During this same time period, the MSCI Emerging Markets IndexSM (Net) returned 8.25%.

For the fiscal year ended October 31, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the health care sector. The financials sector detracted most significantly from the Fund’s return, followed by the industrials and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020 included Top Glove Corp. Bhd., a health care company (no longer held at fiscal year-end), United Microelectronics Corp., an information technology company (portfolio average weight of 0.28%). Positions that detracted most significantly from the Fund’s return included Redefine Properties Ltd., a real estate company (no longer held at fiscal year-end), and Bank Polska Kasa Opieki S.A., a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Financials	28.99
Information Technology	13.06
Consumer Staples	11.25
Communication Services	10.86
Industrials	9.99
Materials	9.29
Utilities	4.25
Energy	3.37
Consumer Discretionary	3.16
Real Estate	3.11
Health Care	2.80
Money Market Funds Plus Other Assets Less Liabilities	(0.13)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
Chunghwa Telecom Co. Ltd.	1.42
Grupo Elektra S.A.B. de C.V.	1.00
Taiwan Mobile Co. Ltd.	0.95
Far EasTone Telecommunications Co. Ltd.	0.82
President Chain Store Corp.	0.78
China Steel Corp.	0.75
Mega Financial Holding Co. Ltd.	0.73
Cathay Financial Holding Co. Ltd.	0.72
China Biologic Products Holdings, Inc.	0.70
Taichung Commercial Bank Co. Ltd.	0.70
Total	8.56

*	Excluding money market fund holdings.

6

Invesco S&P Emerging Markets Low Volatility ETF (EELV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P BMI Emerging Markets Low Volatility IndexTM (Net)	(10.37)%	(2.15)%	(6.32)%	1.92%	9.99%	1.28%	11.85%
MSCI Emerging Markets IndexSM (Net)	8.25	1.94	5.93	7.92	46.36	4.19	43.50
Fund
NAV Return	(10.92)	(2.77)	(8.08)	1.24	6.35	0.49	4.42
Market Price Return	(11.03)	(3.00)	(8.73)	1.29	6.61	0.34	3.03

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the MSCI Emerging Markets IndexSM (Net) to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

7

EEMO	Management’s Discussion of Fund Performance
Invesco S&P Emerging Markets Momentum ETF (EEMO)

As an index fund, the Invesco S&P Emerging Markets Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Momentum Emerging Plus LargeMidCap Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of companies that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P Emerging Plus LargeMidCap (the “Emerging LargeMidCap Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Emerging LargeMidCap Index.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Emerging LargeMidCap Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score, selects the top 20% for inclusion in the Index and weights the selected securities based on a modified market capitalization-weighted strategy. While the Fund generally seeks to invest in all of the securities comprising the Index in proportion to their weightings in the Index, at times the composition of the Index may make such “full replication” impracticable. In such circumstances, the Fund will utilize a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned 0.59%. On a net asset value (“NAV”) basis, the Fund returned 0.20%. During the same time period, the Index returned 0.55%. During the fiscal year, the Fund utilized a sampling methodology to achieve exposure to the Saudi Arabian securities included in the Index. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the impact of sampling in Saudi Arabia, as well as the fees and expenses that the Fund incurred during the period, which were partially offset by the Fund holding cash to pay distributions in March, which coincided with the overall market decline. During this same time period, the MSCI Emerging Markets IndexSM (Net) returned 8.25%.

For the fiscal year ended October 31, 2020, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and communication services sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the energy sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020 included Meituan Dianping, B Shares, a consumer discretionary company (portfolio average weight of 3.92%) and Taiwan Semiconductor Manufacturing Co., Ltd., an information technology company (portfolio average weight of 4.89%). Positions that detracted most significantly from the Fund’s return included Banco Bradesco SA Pfd, a financials company (no longer held at fiscal year-end), and Itau Unibanco Holding SA Pfd., a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Consumer Discretionary	30.77
Information Technology	27.77
Communication Services	16.33
Health Care	9.08
Materials	5.09
Energy	3.52
Consumer Staples	3.06
Sector Types Each Less Than 3%	4.32
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
Meituan Dianping, B Shares	9.93
Tencent Holdings Ltd.	9.81
Alibaba Group Holding Ltd., ADR	9.35
Taiwan Semiconductor Manufacturing Co. Ltd.	9.15
Samsung Electronics Co. Ltd.	7.18
JD.com, Inc., ADR	3.41
Reliance Industries Ltd.	3.37
Pinduoduo, Inc., ADR	2.34
MediaTek, Inc.	2.12
NAVER Corp.	1.94
Total	58.6

*	Excluding money market fund holdings.

8

Invesco S&P Emerging Markets Momentum ETF (EEMO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended — S&P Momentum Emerging Plus LargeMidCap Index (Net)	0.55%	0.21%	0.62%	7.33%	42.41%	0.24%	2.11%
MSCI Emerging Markets IndexSM (Net)	8.25	1.94	5.93	7.92	46.36	2.88	27.92
Fund
NAV Return	0.20	(0.58)	(1.72)	5.76	32.30	(1.08)	(8.99)
Market Price Return	0.59	(0.70)	(2.07)	5.94	33.47	(1.15)	(9.57)

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.31% (0.29% after fee waiver) includes the unitary management fee of 0.29% and acquired fund fees and expenses of 0.02%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-S&P Momentum Emerging Plus LargeMidCap Index is comprised of the performance of the S&P BMI Emerging Markets High Beta Index, the Fund’s underlying index from Fund inception through the conversion date, March 21, 2016, followed by the performance of the Index for the period March 21, 2016 through October 31, 2020.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the MSCI Emerging Markets IndexSM (Net) to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

9

IDHD	Management’s Discussion of Fund Performance
Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)

As an index fund, the Invesco S&P International Developed High Dividend Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P EPAC Ex-Korea Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 100 securities in the S&P EPAC Ex-Korea LargeMidCap (which is comprised of large and mid-cap equity securities, excluding those securities issued by companies in the United States and South Korea) that historically have provided high dividend yields with lower volatility. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time.

The Index Provider begins by identifying the 300 securities with the highest dividend yields over the trailing 12 months, with no one country and no one sector allowed to contribute more than 20 securities and 25 securities, respectively. From those 300 securities, the 100 securities with the lowest volatility over the trailing 12 months are included in the Index.

The Index Provider weights each of the 100 constituent securities in the Index by its dividend yield, with the highest dividend-yielding securities receiving the highest weights. Each constituent security comprises between 0.05% and 3.0% of the weight of the Index, and no sector comprises more than 25% of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal year ended October 31, 2020, on a market price basis, the Fund returned (16.38)%. On a net asset value (“NAV”) basis, the Fund returned (16.91)%. During the same time period, the Index returned (17.19)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the Fund holding cash to pay distributions in March, which coincided with the overall market decline, along with the lower realized tax on the dividends received by the Fund versus the tax rate applied to dividends in the Index, and income received from the securities lending program in which the Fund participates. This was offset by fees and expenses that the Fund incurred during the period. During this same time period, the MSCI EAFE® Index (Net) returned (6.86)%.

For the fiscal year ended October 31, 2020, the consumer staples sector was the only sector that contributed to the Fund’s return. The real estate sector detracted most significantly from the Fund’s return, followed by the financials and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020 included Coca-Cola Amatil Ltd., a consumer staples company (portfolio average weight of 0.30%), and Admiral Group PLC, a financials company (portfolio average weight of 1.21%). Positions that detracted most significantly from the Fund’s return included Vicinity Centres, a real estate company (no longer held at fiscal year-end), HSBC Holdings PLC, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Utilities	22.53
Financials	18.22
Real Estate	15.09
Communication Services	14.41
Industrials	10.25
Consumer Staples	9.68
Consumer Discretionary	4.03
Materials	3.63
Sector Types Each Less Than 3%	1.78
Money Market Funds Plus Other Assets Less Liabilities	0.38

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
Imperial Brands PLC	2.30
Contact Energy Ltd.	1.76
Japan Tobacco, Inc.	1.62
Naturgy Energy Group S.A.	1.59
CapitaLand Integrated Commercial Trust	1.54
Coca-Cola Amatil Ltd.	1.54
UnipolSai Assicurazioni S.p.A.	1.39
AusNet Services	1.38
ComfortDelGro Corp. Ltd.	1.32
Swire Pacific Ltd., Class A	1.30
Total	15.75

*	Excluding money market fund holdings.

10

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
S&P EPAC Ex-Korea Low Volatility High Dividend Index (Net)	(17.19)%	(2.77)%	(8.08)%	1.97%	7.95%
MSCI EAFE® Index (Net)	(6.86)	(1.24)	(3.67)	5.04	21.22
Fund
NAV Return	(16.91)	(2.74)	(7.99)	1.95	7.86
Market Price Return	(16.38)	(2.78)	(8.12)	2.12	8.57

Fund Inception: December 1, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the MSCI EAFE® Index (Net) to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

11

IDLV	Management’s Discussion of Fund Performance
Invesco S&P International Developed Low Volatility ETF (IDLV)

As an index fund, the Invesco S&P International Developed Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P BMI International Developed Low VolatilityTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Developed ex-U.S. & South Korea LargeMidCap. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI measures the realized volatility of the Index’s 200 constituents over the trailing 12 months and weights constituents so that the least volatile stocks receive the highest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned (16.28)%. On a net asset value (“NAV”) basis, the Fund returned (16.49)%. During the same time period, the Index returned (16.56)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses incurred by the Fund during the period, which were partially offset by the Fund holding cash to pay distributions in March, which coincided with the overall market decline, along with income received from the securities lending program in which the Fund participates. During this same time period, the MSCI EAFE® Index (Net) returned (6.86)%.

For the fiscal year ended October 31, 2020, the materials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer staples sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the financials and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020 included Hong Kong Exchanges & Clearing Ltd., a financials company (portfolio average weight of 0.30%), and Azbil Corp., an information technology company (portfolio average weight of 0.28%). Positions that detracted most significantly from the Fund’s return included H&R Real Estate Investment Trust, a real estate company (no longer held at fiscal year-end), and RioCan Real Estate Investment Trust, a real estate company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Consumer Staples	23.37
Industrials	14.50
Financials	12.04
Utilities	10.58
Communication Services	9.38
Health Care	7.11
Consumer Discretionary	6.65
Materials	5.41
Information Technology	5.13
Real Estate	4.28
Energy	0.93
Money Market Funds Plus Other Assets Less Liabilities	0.62

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
HK Electric Investments & HK Electric Investments Ltd.	1.00
NTT DOCOMO, Inc.	0.83
Chugoku Electric Power Co., Inc. (The)	0.70
Softbank Corp.	0.70
AusNet Services	0.65
Azbil Corp.	0.64
CLP Holdings Ltd.	0.64
Japan Tobacco, Inc.	0.63
LINE Corp.	0.62
Nestle S.A.	0.62
Total	7.03

*	Excluding money market fund holdings.

12

Invesco S&P International Developed Low Volatility ETF (IDLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P BMI International Developed Low VolatilityTM Index (Net)	(16.56)%	(2.25)%	(6.59)%	2.26%	11.85%	4.79%	50.91%
MSCI EAFE® Index (Net)	(6.86)	(1.24)	(3.67)	2.85	15.07	5.54	60.65
Fund
NAV Return	(16.49)	(2.17)	(6.37)	2.26	11.81	4.72	50.01
Market Price Return	(16.28)	(2.11)	(6.19)	2.36	12.40	4.69	49.62

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the MSCI EAFE® Index (Net) to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

13

IDMO	Management’s Discussion of Fund Performance
Invesco S&P International Developed Momentum ETF (IDMO)

As an index fund, Invesco S&P International Developed Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Momentum Developed ex-U.S. & South Korea LargeMidCap (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P Developed ex-U.S. & South Korea LargeMidCap (the “Developed ex-U.S. & South Korea Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Developed ex-U.S. & South Korea Index.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Developed ex-U.S. & South Korea Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score, selects the top 20% for inclusion in the Index and weights the selected securities based on a modified market capitalization-weighted strategy. The Fund generally invests in all of the securities comprising the Index in proportion to their weighting in the Index.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned 10.24%. On a net asset value (“NAV”) basis, the Fund returned 10.11%. During the same time period, the Index returned 10.21%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period. During this same time period, the MSCI EAFE® Index (Net) returned (6.86)%.

For the fiscal year ended October 31, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and materials sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020 included Shopify, Inc., Class A, an information technology company (portfolio average weight of 2.27%), and ASML Holding N.V., an information technology company (portfolio average weight of 2.26%). Positions that detracted most significantly from the Fund’s return included Airbus SE, an industrials company (no longer held at fiscal year-end), and Allianz SE, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Health Care	23.95
Information Technology	21.87
Industrials	10.96
Materials	10.67
Consumer Discretionary	8.72
Communication Services	5.91
Consumer Staples	5.72
Utilities	5.17
Financials	4.40
Sector Types Each Less Than 3%	2.59
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
Roche Holding AG	4.49
Shopify, Inc., Class A	4.15
ASML Holding N.V.	3.76
AstraZeneca PLC	2.60
Novo Nordisk A/S, Class B	2.56
Sony Corp.	2.41
Keyence Corp.	2.28
Adyen N.V.	2.12
Sanofi	2.01
Sea Ltd., ADR	1.93
Total	28.31

*	Excluding money market fund holdings.

14

Invesco S&P International Developed Momentum ETF (IDMO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended — S&P Momentum Developed ex-US and South Korea LargeMidCap Index (Net)	10.21%	4.03%	12.57%	5.36%	29.85%	4.40%	45.34%
MSCI EAFE® Index (Net)	(6.86)	(1.24)	(3.67)	2.85	15.07	4.30	44.14
Fund
NAV Return	10.11	3.72	11.58	4.94	27.29	4.00	40.54
Market Price Return	10.24	3.89	12.14	5.02	27.75	3.89	39.32

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.26% includes the unitary management fee of 0.25% to cover operating expenses and expenses incurred in connection with managing the portfolio and other expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index is comprised of the performance of the S&P BMI International Developed High Beta IndexTM, the Fund’s underlying index from Fund inception through the conversion date, March 21, 2016, followed by the performance of the Index for the period March 21, 2016 through October 31, 2020.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the MSCI EAFE® Index (Net) to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

15

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-97.83%
Australia-5.92%
AGL Energy Ltd.	1,255	$10,999
Altium Ltd.	518	13,525
AMP Ltd.	12,526	13,458
Ansell Ltd.	492	13,886
APA Group	1,778	13,098
ASX Ltd.	211	11,799
Aurizon Holdings Ltd.	4,334	11,474
AusNet Services	10,106	14,194
BHP Group Ltd.	491	11,648
Brambles Ltd.	1,703	11,469
Coca-Cola Amatil Ltd.	2,081	18,165
Coles Group Ltd.	1,069	13,325
Commonwealth Bank of Australia	280	13,571
CSL Ltd.	66	13,328
Dexus	2,167	13,102
Domino’s Pizza Enterprises Ltd.	227	13,507
Evolution Mining Ltd.	3,333	12,967
Fortescue Metals Group Ltd.	1,049	12,796
Goodman Group	1,025	13,244
Harvey Norman Holdings Ltd.	4,247	13,242
Insurance Australia Group Ltd.	3,897	13,054
Medibank Pvt Ltd.	7,105	13,322
Mineral Resources Ltd.	639	11,200
Newcrest Mining Ltd.	599	12,300
Northern Star Resources Ltd.	1,409	14,694
Orora Ltd.	8,076	14,632
Platinum Asset Management Ltd.	5,094	10,911
Ramsay Health Care Ltd.	288	12,610
Rio Tinto Ltd.	191	12,398
Rio Tinto PLC	223	12,563
Saracen Mineral Holdings Ltd.(a)	3,620	14,338
Shopping Centres Australasia Property Group	8,513	13,870
Sonic Healthcare Ltd.	581	14,207
Suncorp Group Ltd.	2,050	11,819
Telstra Corp. Ltd.	6,517	12,265
Treasury Wine Estates Ltd.	2,036	13,111
Washington H Soul Pattinson & Co. Ltd.(b)	881	15,677
Wesfarmers Ltd.	392	12,652
Whitehaven Coal Ltd.	21,975	16,435
WiseTech Global Ltd.	644	13,065
Woolworths Group Ltd.	482	12,917

		540,837

Austria-0.58%
ANDRITZ AG	431	14,519
Telekom Austria AG	1,882	12,671
Verbund AG	251	14,438
Vienna Insurance Group AG Wiener Versicherung Gruppe	570	11,566

		53,194

Belgium-1.51%
Ackermans & van Haaren N.V.(a)	97	11,932
Ageas(b)	329	13,241
Colruyt S.A.	218	12,905
Elia Group S.A./N.V.(b)	131	12,681
Galapagos N.V.(a)	106	12,520
Groupe Bruxelles Lambert S.A.	147	12,034

	Shares	Value
Belgium-(continued)
Proximus SADP	709	$13,788
Sofina S.A.	46	11,949
Telenet Group Holding N.V.	372	14,300
UCB S.A.	117	11,543
Umicore S.A.	296	11,392

		138,285

Brazil-0.26%
Wheaton Precious Metals Corp.	259	11,876
Yara International ASA	335	11,653

		23,529

Cambodia-0.14%
NagaCorp Ltd.	12,000	12,379

Canada-3.55%
Bank of Nova Scotia (The)	323	13,408
Barrick Gold Corp.	468	12,502
BCE, Inc.	317	12,729
Canadian National Railway Co.	132	13,103
Canadian Pacific Railway Ltd.	47	14,034
Canadian Utilities Ltd., Class A(b)	541	12,635
Constellation Software, Inc.	12	12,587
Dollarama, Inc.	351	12,078
Enbridge, Inc.	425	11,701
Fortis, Inc.	340	13,421
Franco-Nevada Corp.	92	12,530
George Weston Ltd.	186	13,033
Hydro One Ltd.(c)	652	14,235
Intact Financial Corp.	130	13,418
Loblaw Cos. Ltd.	263	13,081
Metro, Inc.	302	14,077
Nutrien Ltd.	361	14,664
Rogers Communications, Inc., Class B	318	12,907
Royal Bank of Canada	182	12,716
Saputo, Inc.	541	13,158
Shaw Communications, Inc., Class B	726	11,952
TC Energy Corp.	296	11,642
TELUS Corp.	735	12,557
Thomson Reuters Corp.	175	13,595
Topicus.com, Inc.(a)(d)	22	0
Toronto-Dominion Bank (The)	278	12,255

		324,018

Chile-0.14%
Antofagasta PLC	947	12,606

China-1.53%
Kerry Logistics Network Ltd.	7,890	16,442
Lenovo Group Ltd.	21,002	13,135
Minth Group Ltd.	3,500	14,465
Sun Art Retail Group Ltd.	10,426	11,266
Tingyi Cayman Islands Holding Corp.	8,041	14,683
Towngas China Co. Ltd.(a)	31,639	14,320
Uni-President China Holdings Ltd.	14,689	12,691
Want Want China Holdings Ltd.	20,000	13,205
Wilmar International Ltd.	4,265	12,619
Xinyi Glass Holdings Ltd.	7,581	16,599

		139,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2020

	Shares	Value
Denmark-1.15%
Carlsberg A/S, Class B	100	$12,658
Chr. Hansen Holding A/S	121	12,188
Coloplast A/S, Class B	84	12,259
GN Store Nord A/S	189	13,594
Novo Nordisk A/S, Class B	210	13,489
Novozymes A/S, Class B	226	13,582
Orsted A/S(c)	96	15,238
Tryg A/S	449	12,455

		105,463

Finland-1.16%
Elisa OYJ	232	11,415
Kesko OYJ, Class B	612	15,726
Kojamo OYJ	569	11,732
Kone OYJ, Class B	160	12,737
Neste OYJ(b)	252	13,115
Nokian Renkaat OYJ(b)	496	15,247
Orion OYJ, Class B	299	12,800
UPM-Kymmene OYJ	454	12,830

		105,602

France-4.16%
Air Liquide S.A.	82	11,988
Alstom S.A.(a)	247	11,071
Atos SE(a)	157	10,717
BioMerieux	96	14,291
Carrefour S.A.	863	13,430
Danone S.A.	210	11,595
Dassault Systemes SE	73	12,462
Edenred	265	12,360
Gecina S.A.	102	12,666
Hermes International	16	14,891
ICADE	221	11,173
Iliad S.A.	66	12,762
Kering S.A.	21	12,683
Legrand S.A.	165	12,201
L’Oreal S.A.	42	13,586
LVMH Moet Hennessy Louis Vuitton SE	29	13,590
Natixis S.A.(a)	5,068	11,783
Orange S.A.	1,268	14,224
Orpea S.A.(a)	115	11,486
Pernod Ricard S.A.	81	13,058
Remy Cointreau S.A.	83	14,019
Sanofi	137	12,347
Sartorius Stedim Biotech	39	14,792
Schneider Electric SE	110	13,352
SEB S.A.	80	13,009
Teleperformance	44	13,208
Thales S.A.	176	11,456
Veolia Environnement S.A.	579	10,784
Vinci S.A.	146	11,534
Vivendi S.A.	484	13,976

		380,494

Germany-4.56%
1&1 Drillisch AG	489	10,304
adidas AG(a)	44	13,070
Allianz SE	64	11,262
Bechtle AG	68	11,668
Beiersdorf AG	118	12,357
Carl Zeiss Meditec AG, BR	119	15,373

	Shares	Value
Germany-(continued)
CTS Eventim AG & Co. KGaA(a)	283	$12,540
Deutsche Boerse AG	74	10,891
Deutsche Post AG	304	13,470
Deutsche Telekom AG	759	11,555
Deutsche Wohnen SE	255	12,871
E.ON SE	1,160	12,096
Fielmann AG(a)	187	14,180
Fresenius Medical Care AG & Co. KGaA	161	12,299
Fuchs Petrolub SE	106	4,062
Fuchs Petrolub SE, Preference Shares	219	11,270
Hannover Rueck SE	80	11,621
HelloFresh SE(a)	274	14,656
Henkel AG & Co. KGaA	52	4,703
Henkel AG & Co. KGaA, Preference Shares	89	8,659
Knorr-Bremse AG	107	12,393
LEG Immobilien AG	93	12,569
Merck KGaA	99	14,663
Puma SE(a)	164	14,335
Rational AG	21	15,741
RWE AG	347	12,850
SAP SE	83	8,845
Sartorius AG, Preference Shares	32	13,546
Scout24 AG(c)	149	12,002
Siemens Healthineers AG(c)	305	13,094
Symrise AG	99	12,207
Talanx AG	372	10,954
Uniper SE	429	12,823
United Internet AG	277	9,712
Vonovia SE	188	12,005

		416,646

Hong Kong-3.03%
Bank of East Asia Ltd. (The)(b)	6,141	11,055
CLP Holdings Ltd.	1,554	14,288
Dairy Farm International Holdings Ltd.	3,311	12,482
Guotai Junan International Holdings Ltd.(b)	93,918	11,990
Haitong International Securities Group Ltd.	52,000	11,802
Hang Lung Properties Ltd.	5,329	12,933
Hang Seng Bank Ltd.	899	13,819
Hong Kong & China Gas Co. Ltd. (The)	9,627	13,829
Hong Kong Exchanges & Clearing Ltd.	245	11,696
Huabao International Holdings Ltd.(b)	15,889	14,363
Hutchison Telecommunications Hong Kong Holdings Ltd.	88,000	13,163
Kerry Properties Ltd.	5,500	13,447
MTR Corp. Ltd.	2,592	12,818
NWS Holdings Ltd.	15,789	13,825
Power Assets Holdings Ltd.	2,554	13,124
Sino Land Co. Ltd.	12,550	14,824
Swire Properties Ltd.	5,188	13,882
United Energy Group Ltd.	82,949	11,231
Vinda International Holdings Ltd.	4,123	10,899
Vitasoy International Holdings Ltd.	3,819	15,414
VTech Holdings Ltd.	2,397	15,903

		276,787

Ireland-0.42%
Glanbia PLC	1,211	11,511

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2020

	Shares	Value
Ireland-(continued)
Kerry Group PLC, Class A	103	$12,322
Smurfit Kappa Group PLC	380	14,308

		38,141

Israel-2.91%
Airport City Ltd.(a)	1,186	12,951
Alony Hetz Properties & Investments Ltd.	1,195	12,102
Amot Investments Ltd.	2,733	12,596
Azrieli Group Ltd.	258	12,186
Bank Hapoalim BM(a)	2,314	13,579
Bank Leumi Le-Israel BM	2,707	12,833
Bezeq The Israeli Telecommunication Corp. Ltd.(a)	12,304	14,050
Elbit Systems Ltd.	105	11,901
Electra Ltd.	31	13,568
Energix-Renewable Energies Ltd.(a)	3,074	13,120
First International Bank of Israel Ltd.	610	13,575
Harel Insurance Investments & Financial Services Ltd.(a)	2,040	14,941
ICL Group Ltd.	3,742	13,643
Melisron Ltd.	357	12,974
Mivne Real Estate KD Ltd.	6,901	13,297
Nice Ltd.(a)	60	13,745
Phoenix Holdings Ltd. (The)(a)	2,841	14,986
Shapir Engineering and Industry Ltd.(a)	1,972	13,314
Shufersal Ltd.	1,746	13,218
Strauss Group Ltd.	477	13,815

		266,394

Italy-2.56%
A2A S.p.A.	9,425	11,983
Amplifon S.p.A.(a)	404	14,687
Assicurazioni Generali S.p.A.	898	12,040
Buzzi Unicem S.p.A.	570	12,333
Davide Campari-Milano N.V.	1,287	13,439
DiaSorin S.p.A.	77	16,907
Enel S.p.A.	1,528	12,164
Ferrari N.V.	71	12,666
FinecoBank Banca Fineco S.p.A.(a)	917	12,551
Hera S.p.A.	3,576	11,247
Infrastrutture Wireless Italiane S.p.A.(c)	1,388	15,004
Italgas S.p.A.	2,133	12,329
Moncler S.p.A.(a)	349	13,969
Poste Italiane S.p.A.(c)	1,497	12,206
Recordati Industria Chimica e Farmaceutica S.p.A.	255	13,215
Snam S.p.A.	2,656	12,963
Terna Rete Elettrica Nazionale S.p.A.	1,883	12,731
UnipolSai Assicurazioni S.p.A.	4,902	11,386

		233,820

Japan-34.53%
Advance Residence Investment Corp.	5	14,588
Aica Kogyo Co. Ltd.	400	13,430
Ain Holdings, Inc.	204	14,245
Air Water, Inc.	978	13,939
Ajinomoto Co., Inc.	772	15,489
Alfresa Holdings Corp.	647	11,827
Anritsu Corp.	600	13,092
Ariake Japan Co. Ltd.	189	12,095
As One Corp.	100	14,406
ASKUL Corp.	400	15,267
Astellas Pharma, Inc.	900	12,354

	Shares	Value
Japan-(continued)
Azbil Corp.	400	$16,166
Bandai Namco Holdings, Inc.	222	16,513
Benesse Holdings, Inc.	555	13,055
Bridgestone Corp.	452	14,657
Calbee, Inc.	445	13,622
Canon Marketing Japan, Inc.	824	17,451
Canon, Inc.	890	15,329
Capcom Co. Ltd.	293	16,116
Chubu Electric Power Co., Inc.	1,094	12,260
Chugai Pharmaceutical Co. Ltd.	331	12,731
Chugoku Bank Ltd. (The)	1,500	12,942
Chugoku Electric Power Co., Inc. (The)	1,108	13,937
COMSYS Holdings Corp.	455	11,516
Cosmos Pharmaceutical Corp.	79	13,406
CyberAgent, Inc.	248	15,539
Daifuku Co. Ltd.	153	15,704
Daiichi Sankyo Co. Ltd.	465	12,223
Daikin Industries Ltd.	73	13,603
Daiwa House Industry Co. Ltd.	514	13,450
Daiwa House REIT Investment Corp.	5	11,570
Daiwa Office Investment Corp.	2	10,848
Daiwa Securities Group, Inc.	3,114	12,541
Eisai Co. Ltd.	155	11,993
Elecom Co. Ltd.	300	14,980
Electric Power Development Co. Ltd.	869	11,721
Ezaki Glico Co. Ltd.	295	12,233
FamilyMart Co. Ltd.	659	14,423
FP Corp.	402	16,016
Fuji Oil Holdings, Inc.	496	15,657
Fuji Seal International, Inc.	736	13,729
FUJIFILM Holdings Corp.	295	15,007
Fujitsu General Ltd.	500	13,794
Fujitsu Ltd.	112	13,097
Glory Ltd.	640	13,432
GLP J-REIT	9	13,861
GMO internet, Inc.	473	12,596
GMO Payment Gateway, Inc.	126	15,391
Gunma Bank Ltd. (The)	4,200	13,258
Hachijuni Bank Ltd. (The)	3,600	13,224
Hamamatsu Photonics KK	300	15,037
Heiwa Corp.	799	12,886
Hirogin Holdings, Inc.(a)	2,761	14,949
Hisamitsu Pharmaceutical Co., Inc.	300	14,277
Hitachi Transport System Ltd.	348	11,002
Hokuhoku Financial Group, Inc.	1,500	14,148
Hokuriku Electric Power Co.	1,893	13,490
Hoshizaki Corp.	200	15,936
House Foods Group, Inc.	376	12,427
Hoya Corp.	133	15,012
Hulic Co. Ltd.	1,547	14,295
Industrial & Infrastructure Fund Investment Corp.	8	13,591
Ito En Ltd.	227	14,353
ITOCHU Corp.	561	13,416
Itochu Techno-Solutions Corp.	327	11,120
Itoham Yonekyu Holdings, Inc.	2,066	13,794
Iyo Bank Ltd. (The)	2,200	13,742
Izumi Co. Ltd.	400	13,526
Japan Exchange Group, Inc.	484	11,771
Japan Logistics Fund, Inc.	5	14,019
Japan Post Bank Co. Ltd.	1,742	13,847

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2020

	Shares	Value
Japan-(continued)
Japan Post Holdings Co. Ltd.	1,873	$12,809
Japan Real Estate Investment Corp.	3	14,693
Japan Tobacco, Inc.	770	14,510
JCR Pharmaceuticals Co. Ltd.	508	13,106
JSR Corp.	600	13,465
Justsystems Corp.	200	13,086
Kagome Co. Ltd.	430	14,705
Kaken Pharmaceutical Co. Ltd.	335	13,155
Kandenko Co. Ltd.	1,782	13,347
Kansai Electric Power Co., Inc. (The)	1,370	12,462
Kao Corp.	183	12,989
KDDI Corp.	484	12,929
Keihan Holdings Co. Ltd.	291	11,023
Kenedix Office Investment Corp.	2	11,555
Kewpie Corp.	734	15,011
Keyence Corp.	33	14,915
Kinden Corp.	790	12,363
Kirin Holdings Co. Ltd.	700	12,582
Kissei Pharmaceutical Co. Ltd.	600	11,777
Kobayashi Pharmaceutical Co. Ltd.	154	14,982
Kobe Bussan Co. Ltd.(b)	476	13,409
Koei Tecmo Holdings Co. Ltd.	354	17,338
KOKUYO Co. Ltd.	1,241	16,786
Kusuri no Aoki Holdings Co. Ltd.	187	14,990
Kyocera Corp.	240	13,157
Kyowa Exeo Corp.	548	12,612
Kyowa Kirin Co. Ltd.	503	12,462
Kyudenko Corp.	527	14,342
Kyushu Electric Power Co., Inc.	1,558	13,055
Kyushu Financial Group, Inc.	3,000	13,975
LaSalle Logiport REIT	8	12,443
Lawson, Inc.	316	14,524
Lintec Corp.	551	12,175
Lion Corp.	666	13,614
M3, Inc.	200	13,444
Maeda Road Construction Co. Ltd.	764	12,709
Mani, Inc.	500	12,498
Matsui Securities Co. Ltd.	1,554	12,383
Matsumotokiyoshi Holdings Co. Ltd.	400	14,750
Medipal Holdings Corp.	766	13,643
Megmilk Snow Brand Co. Ltd.	666	14,411
MEIJI Holdings Co. Ltd.	201	14,536
Mitsubishi Estate Co. Ltd.	851	12,650
Mitsubishi Shokuhin Co. Ltd.	567	14,769
Miura Co. Ltd.	300	14,047
Mochida Pharmaceutical Co. Ltd.	345	12,541
MonotaRO Co. Ltd.	300	16,644
Mori Hills REIT Investment Corp.	11	13,521
Morinaga & Co. Ltd.	383	14,526
Morinaga Milk Industry Co. Ltd.	325	15,638
MS&AD Insurance Group Holdings, Inc.	475	12,925
Nagoya Railroad Co. Ltd.	454	12,056
Nankai Electric Railway Co. Ltd.	623	14,172
NEC Corp.	289	14,514
NEC Networks & System Integration Corp.	700	12,120
NET One Systems Co. Ltd.	362	10,804
Nexon Co. Ltd.	516	14,408
NH Foods Ltd.	304	12,417
Nichirei Corp.	567	14,254
Nihon Kohden Corp.	373	11,667

	Shares	Value
Japan-(continued)
Nihon M&A Center, Inc.	300	$17,534
Nihon Unisys Ltd.	475	13,972
Nintendo Co. Ltd.	25	13,626
Nippo Corp.	556	14,254
Nippon Accommodations Fund, Inc.	2	11,441
Nippon Building Fund, Inc.	2	10,101
Nippon Paint Holdings Co. Ltd.	157	14,102
Nippon Paper Industries Co. Ltd.	1,083	12,193
Nippon Prologis REIT, Inc.	4	13,162
Nippon Shinyaku Co. Ltd.	200	14,234
Nippon Telegraph & Telephone Corp.	595	12,499
Nippon Television Holdings, Inc.	1,173	12,343
Nissan Chemical Corp.	276	14,574
Nisshin Seifun Group, Inc.	903	13,570
Nissin Foods Holdings Co. Ltd.	153	13,231
Nitori Holdings Co. Ltd.	66	13,605
Noevir Holdings Co. Ltd.	300	13,373
NOF Corp.	365	13,669
Nomura Holdings, Inc.	2,700	11,997
Nomura Real Estate Master Fund, Inc.	11	13,111
Nomura Research Institute Ltd.	530	15,691
NS Solutions Corp.	520	15,171
NTT DOCOMO, Inc.	506	18,814
OBIC Business Consultants Co. Ltd.	224	12,128
Obic Co. Ltd.	75	13,308
Oji Holdings Corp.	3,100	13,018
Olympus Corp.	740	14,079
Ono Pharmaceutical Co. Ltd.	400	11,372
Oracle Corp. Japan	117	11,707
Oriental Land Co. Ltd.	98	13,673
Osaka Gas Co. Ltd.	737	13,973
Otsuka Corp.	300	13,832
Otsuka Holdings Co. Ltd.	325	11,985
Paltac Corp.	277	15,501
Pan Pacific International Holdings Corp.	575	12,222
Pigeon Corp.	300	13,789
Rengo Co. Ltd.	1,832	14,072
Rinnai Corp.	152	14,976
Rohto Pharmaceutical Co. Ltd.	400	12,474
Sankyo Co. Ltd.	538	13,679
Santen Pharmaceutical Co. Ltd.	700	12,434
Sawai Pharmaceutical Co. Ltd.	300	14,435
SCSK Corp.	255	12,660
Secom Co. Ltd.	149	12,535
Sega Sammy Holdings, Inc.	1,253	15,653
Sekisui House Reit, Inc.	19	13,268
Seven & i Holdings Co. Ltd.	472	14,353
SG Holdings Co. Ltd.	596	14,338
Shiga Bank Ltd. (The)	630	13,553
Shikoku Electric Power Co., Inc.	1,821	13,099
Shimadzu Corp.	500	14,210
Shimamura Co. Ltd.	182	19,359
Shimano, Inc.	66	15,004
Shinsei Bank Ltd.	1,200	14,372
Shionogi & Co. Ltd.	251	11,822
Ship Healthcare Holdings, Inc.	283	13,400
Shizuoka Bank Ltd. (The)	2,008	13,446
SHO-BOND Holdings Co. Ltd.	310	14,886
SKY Perfect JSAT Holdings, Inc.	3,550	15,111
SMS Co. Ltd.	500	14,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2020

	Shares	Value
Japan-(continued)
Softbank Corp.	1,100	$12,758
Sohgo Security Services Co. Ltd.	296	13,747
Sojitz Corp.	6,052	13,257
Sompo Holdings, Inc.	424	15,781
Sony Corp.	200	16,595
Sotetsu Holdings, Inc.	509	12,518
Square Enix Holdings Co. Ltd.	200	11,708
Sugi Holdings Co. Ltd.	200	13,239
Sumitomo Osaka Cement Co. Ltd.	400	12,129
Sundrug Co. Ltd.	387	14,345
Suntory Beverage & Food Ltd.	403	13,878
Suzuken Co. Ltd.	352	12,677
Sysmex Corp.	156	14,624
Taisho Pharmaceutical Holdings Co. Ltd.	200	11,995
Takara Bio, Inc.	537	14,609
Takara Holdings, Inc.	1,400	14,062
Teijin Ltd.	854	13,038
Terumo Corp.	300	11,011
TIS, Inc.	685	13,112
Tobu Railway Co. Ltd.	412	11,646
Toda Corp.	2,143	12,177
Toho Gas Co. Ltd.	345	17,788
Tohoku Electric Power Co., Inc.	1,336	11,783
Tokio Marine Holdings, Inc.	323	14,395
Tokyo Electron Ltd.	53	14,145
Tokyo Gas Co. Ltd.	584	13,215
Tokyo Ohka Kogyo Co. Ltd.	300	17,706
Tokyu Corp.	1,069	12,629
Toyo Suisan Kaisha Ltd.	291	14,475
Toyota Motor Corp.	211	13,731
Trend Micro, Inc.	225	12,591
Tsumura & Co.	500	14,659
Tsuruha Holdings, Inc.	100	13,985
Unicharm Corp.	285	13,195
Welcia Holdings Co. Ltd.	372	14,590
Yakult Honsha Co. Ltd.	251	12,149
Yamaguchi Financial Group, Inc.	2,099	13,573
Yamato Holdings Co. Ltd.	468	12,329
Yamazaki Baking Co. Ltd.	794	13,033
Yaoko Co. Ltd.	177	12,529

		3,155,436

Jordan-0.15%
Hikma Pharmaceuticals PLC	430	13,955

Luxembourg-0.48%
Eurofins Scientific SE(a)	17	13,541
L’Occitane International S.A.	7,996	14,580
RTL Group S.A.(a)	410	15,579

		43,700

Malaysia-0.16%
Wing Tai Holdings Ltd.	11,033	14,463

Mexico-0.13%
Fresnillo PLC	814	12,235

Netherlands-1.44%
Adyen N.V.(a)(c)	8	13,489
Euronext N.V.(c)	112	11,683
Heineken Holding N.V.	171	13,216
Heineken N.V.	151	13,403
Koninklijke Ahold Delhaize N.V.	460	12,640

	Shares	Value
Netherlands-(continued)
Koninklijke DSM N.V.	85	$13,609
Koninklijke KPN N.V.	5,208	14,075
Koninklijke Philips N.V.(a)	285	13,238
Koninklijke Vopak N.V.	249	12,945
Wolters Kluwer N.V.	166	13,454

		131,752

New Zealand-0.89%
a2 Milk Co. Ltd. (The)(a)	1,120	10,837
Contact Energy Ltd.	3,268	15,939
Fisher & Paykel Healthcare Corp. Ltd.	567	13,115
Mercury NZ Ltd.	4,041	14,288
Spark New Zealand Ltd.	4,242	12,588
Xero Ltd.(a)	183	14,156

		80,923

Norway-0.93%
Gjensidige Forsikring ASA	646	12,253
Leroy Seafood Group ASA	2,199	10,315
Mowi ASA	724	11,410
Orkla ASA	1,387	13,071
Salmar ASA(a)	259	13,074
Telenor ASA	835	12,858
TOMRA Systems ASA	303	12,194

		85,175

Poland-0.84%
CD Projekt S.A.(a)	117	9,900
Cyfrowy Polsat S.A.	1,909	11,886
Dino Polska S.A.(a)(c)	232	12,725
Polski Koncern Naftowy ORLEN S.A.	1,027	9,872
Polskie Gornictwo Naftowe i Gazownictwo S.A.	9,626	10,127
Powszechna Kasa Oszczednosci Bank Polski S.A.(a)	2,425	11,597
Powszechny Zaklad Ubezpieczen S.A.(a)	1,891	10,305

		76,412

Portugal-0.15%
Jeronimo Martins SGPS S.A.	845	13,426

Russia-0.12%
Polymetal International PLC	530	11,235

Singapore-3.10%
Ascendas REIT	5,627	11,868
CapitaLand Integrated Commercial Trust	17,776	22,522
CapitaLand Ltd.	6,818	12,832
Genting Singapore Ltd.	26,900	12,706
Keppel DC REIT	6,400	13,592
Keppel REIT	17,755	12,938
Mapletree Commercial Trust	9,465	11,922
Mapletree Industrial Trust	6,088	13,554
Mapletree Logistics Trust	8,988	12,835
Mapletree Logistics Trust, Rts., expiring 11/30/2020(a)(d)	170	0
NetLink NBN Trust(c)	19,500	13,709
Olam International Ltd.	14,288	13,393
Oversea-Chinese Banking Corp. Ltd.	2,138	13,184
SATS Ltd.	6,345	13,847
Singapore Exchange Ltd.	2,181	13,832
Singapore Post Ltd.	26,900	13,100
Singapore Press Holdings Ltd.	17,662	12,805
Singapore Telecommunications Ltd.	8,202	12,194
StarHub Ltd.	15,416	13,209

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2020

	Shares	Value
Singapore-(continued)
Suntec REIT	13,234	$12,987
UOL Group Ltd.	2,800	12,754
Venture Corp. Ltd.	934	13,174

		282,957

South Korea-8.02%
Amorepacific Corp.	96	13,367
Amorepacific Group	315	12,090
BGF retail Co. Ltd.	132	13,727
Celltrion Healthcare Co. Ltd.(a)	163	12,167
Celltrion Pharm, Inc.(a)	145	13,903
Celltrion, Inc.(a)	55	11,682
Cheil Worldwide, Inc.	863	15,858
CJ Logistics Corp.(a)	103	14,478
Coway Co. Ltd.	202	12,355
Daelim Industrial Co. Ltd.	175	12,030
Dongsuh Cos., Inc.	651	16,609
E-MART, Inc.	128	16,018
Hanmi Pharm Co. Ltd.	53	12,261
Hanon Systems	1,247	12,308
HDC Hyundai Development Co.-Engineering & Construction, Class E	665	11,604
Hite Jinro Co. Ltd.	429	12,665
Hyundai Department Store Co. Ltd.	290	15,130
Hyundai Marine & Fire Insurance Co. Ltd.	719	14,764
Hyundai Mobis Co. Ltd.	70	13,911
Hyundai Motor Co., Second Pfd.	186	13,097
Industrial Bank of Korea	1,996	14,371
KB Financial Group, Inc.	435	15,373
KEPCO Plant Service & Engineering Co. Ltd.	582	14,105
Korea Aerospace Industries Ltd.	701	13,468
Korea Investment Holdings Co. Ltd.	248	14,993
Korea Zinc Co. Ltd.	41	13,821
KT&G Corp.	194	13,849
Kumho Petrochemical Co. Ltd.	165	19,340
LG Corp.	197	11,771
LG Household & Health Care Ltd.	10	13,219
LG Household & Health Care Ltd., Preference Shares	2	1,218
LG Uplus Corp.	1,356	13,205
Lotte Chemical Corp.	91	18,686
NAVER Corp.	49	12,523
NCSoft Corp.	19	12,994
Netmarble Corp.(a)(c)	95	9,796
NH Investment & Securities Co. Ltd.	1,736	14,595
NHN Corp.(a)	221	13,517
NongShim Co. Ltd.	46	11,675
Orion Corp.	118	11,283
Ottogi Corp.	28	13,128
S-1 Corp.	186	13,376
Samsung Card Co. Ltd.	567	14,691
Samsung Electronics Co. Ltd.	262	13,069
Samsung Electronics Co. Ltd., Preference Shares	46	2,031
Samsung Fire & Marine Insurance Co. Ltd., Preference Shares	121	15,142
Samsung SDI Co. Ltd.	36	14,023
Samsung SDS Co. Ltd.	102	15,147
Samsung Securities Co. Ltd.	508	14,371
Shinhan Financial Group Co. Ltd.	543	14,524
SK Hynix, Inc.	217	15,280

	Shares	Value
South Korea-(continued)
SK Telecom Co. Ltd.	68	$12,825
Ssangyong Cement Industrial Co. Ltd.	2,694	13,177
Woori Financial Group, Inc.	1,903	14,909
Yuhan Corp.	246	12,899

		732,418

Spain-1.82%
Acciona S.A.(b)	113	11,412
Bankia S.A.	11,560	14,166
EDP Renovaveis S.A.	810	15,399
Enagas S.A.	565	12,196
Endesa S.A.	497	13,321
Grifols S.A.(b)	523	14,128
Iberdrola S.A.	1,092	12,879
Industria de Diseno Textil S.A.	498	12,292
Inmobiliaria Colonial SOCIMI S.A.	1,572	11,179
Mapfre S.A.	7,550	11,380
Naturgy Energy Group S.A.	701	13,024
Red Electrica Corp. S.A.	716	12,615
Zardoya Otis S.A	2,083	12,714

		166,705

Sweden-3.03%
Assa Abloy AB, Class B	600	12,875
Castellum AB	654	13,622
Elekta AB, Class B	1,072	12,561
Epiroc AB, Class A	582	8,696
Epiroc AB, Class B	353	5,060
Essity AB, Class B(b)	402	11,648
Evolution Gaming Group AB(c)	189	14,035
Fastighets AB Balder, Class B(a)	328	15,455
Holmen AB, Class B	382	14,480
ICA Gruppen AB	282	13,347
Industrivarden AB, Class C(a)	520	13,296
Investment AB Latour, Class B	611	14,264
Investor AB, Class A	49	2,934
Investor AB, Class B	167	10,026
L E Lundbergforetagen AB, Class B(a)	297	13,367
Sinch AB(a)(c)	135	12,861
Svenska Cellulosa AB S.C.A., Class A(a)	37	513
Svenska Cellulosa AB S.C.A., Class B(a)	1,021	13,851
Svenska Handelsbanken AB, Class A(a)	1,377	11,157
Svenska Handelsbanken AB, Class B(a)	33	318
Swedish Match AB	180	13,561
Swedish Orphan Biovitrum AB(a)	619	10,689
Tele2 AB, Class B	970	11,502
Telefonaktiebolaget LM Ericsson, Class A	14	167
Telefonaktiebolaget LM Ericsson, Class B	1,184	13,206
Telia Co. AB(b)	3,556	13,631

		277,122

Switzerland-2.28%
Banque Cantonale Vaudoise	129	12,498
Barry Callebaut AG	6	12,392
Chocoladefabriken Lindt & Spruengli AG, PC	2	15,864
DKSH Holding AG	202	13,003
EMS-Chemie Holding AG	15	13,191
Givaudan S.A.	3	12,228
Lonza Group AG	22	13,326
Nestle S.A.	115	12,936
Novartis AG	157	12,246

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2020

	Shares	Value
Switzerland-(continued)
PSP Swiss Property AG	112	$13,552
Roche Holding AG	37	11,899
Roche Holding AG, BR	1	322
Schindler Holding AG, PC	51	13,048
SIG Combibloc Group AG(a)	713	14,664
Swiss Prime Site AG	149	12,534
Swisscom AG	25	12,719
Zurich Insurance Group AG	37	12,272

		208,694

United Arab Emirates-0.00%
NMC Health PLC(a)(d)	1,243	0

United Kingdom-5.75%
Admiral Group PLC	393	13,974
AstraZeneca PLC	125	12,552
Auto Trader Group PLC(c)	1,835	13,738
Avast PLC(c)	1,886	11,569
BAE Systems PLC	2,024	10,390
Bunzl PLC	428	13,282
ConvaTec Group PLC(c)	5,446	12,724
Croda International PLC	172	13,419
DCC PLC	158	10,264
Derwent London PLC	373	12,819
Diageo PLC	411	13,280
Direct Line Insurance Group PLC	3,532	12,034
Experian PLC	367	13,368
GlaxoSmithKline PLC	699	11,675
Halma PLC	460	14,084
HomeServe PLC	793	11,330
Imperial Brands PLC	833	13,183
Intertek Group PLC	173	12,464
J Sainsbury PLC	5,761	15,017
London Stock Exchange Group PLC	117	12,523
Mondi PLC	708	13,393
National Grid PLC	1,205	14,319
Pearson PLC	1,930	12,727
Pennon Group PLC	989	12,693
Phoenix Group Holdings PLC	1,512	12,950
RELX PLC	603	11,910
Renishaw PLC(a)	211	15,264
Rentokil Initial PLC(a)	1,929	13,119

Investment Abbreviations:

BR-Bearer Shares

CDI-CREST Depository Interest

PC-Participation Certificate

Pfd.-Preferred

REIT-Real Estate Investment Trust

Rts.-Rights

	Shares	Value
United Kingdom-(continued)
Rightmove PLC(a)	1,594	$12,737
RSA Insurance Group PLC	2,319	12,702
Sage Group PLC (The)	1,396	11,473
Segro PLC	1,093	12,748
Severn Trent PLC	432	13,573
Smith & Nephew PLC	667	11,526
Spirax-Sarco Engineering PLC	99	14,439
Tate & Lyle PLC	1,536	11,821
Tesco PLC	4,794	12,738
Unilever N.V.	234	13,234
Unilever PLC	229	13,040
United Utilities Group PLC	1,206	13,463
WM Morrison Supermarkets PLC	5,443	11,465

		525,023

United States-0.43%
Amcor PLC, CDI	1,261	13,115
QIAGEN N.V.(a)	274	13,012
Waste Connections, Inc.	135	13,371

		39,498

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-97.83% (Cost $9,064,415)		8,938,749

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.66%
Invesco Private Government Fund, 0.04%(e)(f)(g)	60,781	60,781
Invesco Private Prime Fund, 0.11%(e)(f)(g)	91,144	91,172

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $151,953)		151,953

TOTAL INVESTMENTS IN SECURITIES-99.49% (Cost $9,216,368)		9,090,702
OTHER ASSETS LESS LIABILITIES-0.51%		46,959

NET ASSETS-100.00%		$9,137,661

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)–(continued)

October 31, 2020

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2020.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $208,108, which represented 2.28% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$131,275	$(131,275)	$-	$-	$-	$-
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	709,196	(709,196)	-	-	-	125
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	614,148	3,888,844	(4,502,992)	-	-	-	4,268	*
Invesco Liquid Assets Portfolio, Institutional Class	205,544	1,159,417	(1,364,871)	(14)	(76)	-	1,624	*
Invesco Private Government Fund	-	2,207,493	(2,146,712)	-	-	60,781	37	*
Invesco Private Prime Fund	-	430,826	(339,669)	-	15	91,172	29	*

Total	$819,692	$8,527,051	$(9,194,715)	$(14)	$(61)	$151,953	$6,083

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco S&P Emerging Markets Low Volatility ETF (EELV)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-100.13%
China-19.15%
Agricultural Bank of China Ltd., H Shares	4,601,701	$1,554,699
Anhui Conch Cement Co. Ltd., H Shares	153,403	956,438
Bank of China Ltd., H Shares	5,037,133	1,591,388
Bank of Communications Co. Ltd., H Shares	2,964,703	1,456,575
Beijing Enterprises Holdings Ltd.	385,580	1,158,503
Beijing Enterprises Water Group Ltd.	2,902,487	1,100,384
CGN Power Co. Ltd., H Shares(a)	6,520,633	1,395,804
China Biologic Products Holdings, Inc.(b)(c)	16,283	1,892,247
China Cinda Asset Management Co. Ltd., H Shares	5,702,399	1,066,233
China CITIC Bank Corp. Ltd., H Shares	3,247,176	1,318,995
China Coal Energy Co. Ltd., H Shares	5,207,277	1,269,109
China Communications Construction Co. Ltd., H Shares	2,231,375	1,165,344
China Conch Venture Holdings Ltd.	309,188	1,373,531
China Construction Bank Corp., H Shares	2,295,801	1,583,852
China Everbright Environment Group Ltd.	2,085,716	1,048,930
China Life Insurance Co. Ltd.	1,762,440	1,179,951
China Merchants Bank Co. Ltd., H Shares	222,328	1,155,383
China Minsheng Banking Corp. Ltd., H Shares	2,840,992	1,553,326
China Mobile Ltd.	173,612	1,055,572
China Overseas Land & Investment Ltd.	408,938	1,023,024
China Petroleum & Chemical Corp., H Shares	2,650,375	1,028,728
China Railway Group Ltd., H Shares	2,348,655	1,078,191
China Resources Cement Holdings Ltd.	772,930	1,008,666
China Resources Gas Group Ltd.	231,440	1,002,777
China Shenhua Energy Co. Ltd., H Shares	722,629	1,248,667
Chongqing Rural Commercial Bank Co. Ltd., H Shares	3,258,604	1,298,424
CRRC Corp. Ltd., H Shares	2,686,241	1,039,185
Dali Foods Group Co. Ltd.(a)	1,915,442	1,185,596
Guangdong Investment Ltd.	744,627	1,102,319
Hengan International Group Co. Ltd.	156,371	1,083,830
Industrial & Commercial Bank of China Ltd., H Shares	2,787,730	1,567,342
Jiangsu Expressway Co. Ltd., H Shares	1,296,907	1,296,096
Ping An Insurance (Group) Co. of China Ltd., H Shares	161,773	1,659,483
Postal Savings Bank of China Co. Ltd., H Shares(a)	3,082,071	1,510,264
Shenzhen International Holdings Ltd.	735,130	1,141,346
Tencent Holdings Ltd.	17,009	1,296,262
Uni-President China Holdings Ltd.	1,286,596	1,111,587
Want Want China Holdings Ltd.	1,590,401	1,050,034
Xinyi Glass Holdings Ltd.	667,142	1,460,772
Yuexiu Property Co. Ltd.	6,710,224	1,297,941
Zhejiang Expressway Co. Ltd., H Shares	1,737,292	1,182,860

		51,549,658

Czech Republic-0.89%
CEZ A.S.	73,408	1,385,349
Komercni banka A.S.(b)	49,607	1,003,957

		2,389,306

Egypt-0.41%
Commercial International Bank Egypt S.A.E.	282,187	1,097,294

	Shares	Value
India-0.44%
Dr. Reddy’s Laboratories Ltd., ADR	18,243	$1,182,329

Kuwait-1.34%
Kuwait Finance House KSCP	578,584	1,252,527
Mobile Telecommunications Co. KSC	637,230	1,221,114
National Bank of Kuwait SAKP	413,229	1,141,853

		3,615,494

Malaysia-8.98%
AMMB Holdings Bhd.	1,913,300	1,312,372
Axiata Group Bhd.	1,490,800	1,051,274
Dialog Group Bhd.	1,567,800	1,396,115
DiGi.Com Bhd.	1,696,763	1,539,542
Hong Leong Bank Bhd.	400,300	1,425,858
IHH Healthcare Bhd.	992,747	1,187,473
Kuala Lumpur Kepong Bhd.	277,178	1,415,576
Malayan Banking Bhd.	985,092	1,659,601
Maxis Bhd.	1,104,700	1,276,188
MISC Bhd.	839,700	1,331,799
Petronas Gas Bhd.	327,900	1,242,153
PPB Group Bhd.	387,600	1,753,762
Public Bank Bhd.	309,524	1,123,375
QL Resources Bhd.	863,700	1,309,581
RHB Bank Bhd.	1,119,900	1,140,115
Sime Darby Bhd.	2,281,800	1,323,499
Telekom Malaysia Bhd.	1,231,900	1,242,277
Tenaga Nasional Bhd.	630,572	1,447,811

		24,178,371

Mexico-4.57%
America Movil S.A.B. de C.V., Series L	1,942,055	1,178,331
Arca Continental S.A.B. de C.V.	343,187	1,489,523
Becle S.A.B. de C.V.(c)	588,333	1,231,276
Coca-Cola FEMSA S.A.B. de C.V., Series L	323,966	1,222,932
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO(d)	219,708	1,173,944
Gruma S.A.B. de C.V., Class B(c)	94,906	1,006,309
Grupo Elektra S.A.B. de C.V.(c)	47,447	2,679,978
Promotora y Operadora de Infraestructura S.A.B de C.V.(c)	152,186	993,903
Wal-Mart de Mexico S.A.B. de C.V., Series V	554,626	1,335,898

		12,312,094

Poland-0.37%
Cyfrowy Polsat S.A.	161,165	1,003,495

Qatar-3.76%
Barwa Real Estate Co.	1,462,140	1,338,454
Industries Qatar Q.S.C.	457,574	1,132,939
Masraf Al Rayan Q.S.C.	1,519,726	1,792,701
Qatar Fuel Co. Q.P.S.C.	329,834	1,558,128
Qatar Gas Transport Co. Ltd.	1,701,863	1,257,350
Qatar Islamic Bank (S.A.Q)	367,827	1,636,583
Qatar National Bank Q.P.S.C.	286,553	1,393,020

		10,109,175

Saudi Arabia-8.87%
Advanced Petrochemical Co.	90,340	1,392,329
Al Rajhi Bank	80,991	1,421,008
Alinma Bank(b)	301,384	1,227,941
Almarai Co. JSC	88,295	1,214,842

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco S&P Emerging Markets Low Volatility ETF (EELV)–(continued)

October 31, 2020

	Shares	Value
Saudi Arabia-(continued)
Bank Al-Jazira	385,455	$1,338,193
Bupa Arabia for Cooperative Insurance Co.(b)	39,216	1,198,345
Dar Al Arkan Real Estate Development Co.(b)	528,768	1,126,538
Emaar Economic City(b)	437,645	1,038,594
Jarir Marketing Co.	29,123	1,344,987
Mouwasat Medical Services Co.	34,593	1,180,680
National Commercial Bank	118,207	1,230,830
National Industrialization Co.(b)	344,901	1,039,219
Riyad Bank	220,725	1,059,395
Saudi Arabian Fertilizer Co.	57,738	1,160,826
Saudi Basic Industries Corp.	50,257	1,206,072
Saudi Electricity Co.	315,499	1,591,670
Saudi Kayan Petrochemical Co.(b)	474,579	1,199,640
Saudi Telecom Co.	62,433	1,659,753
Yanbu National Petrochemical Co., Class A	82,004	1,257,294

		23,888,156

South Africa-0.84%
SPAR Group Ltd. (The)	107,529	1,142,542
Vodacom Group Ltd.	149,201	1,125,108

		2,267,650

South Korea-4.86%
CJ Logistics Corp.(b)	8,685	1,220,814
KEPCO Plant Service & Engineering Co. Ltd.	50,698	1,228,691
KT&G Corp.	19,303	1,377,935
LG Uplus Corp.	114,150	1,111,622
NongShim Co. Ltd.	4,347	1,103,319
Ottogi Corp.	2,483	1,164,146
S-1 Corp.	15,615	1,122,926
Samsung Electronics Co. Ltd.	23,523	1,173,351
Samsung SDS Co. Ltd.	7,410	1,100,366
SK Telecom Co. Ltd.	7,145	1,347,519
Ssangyong Cement Industrial Co. Ltd.	232,367	1,136,544

		13,087,233

Taiwan-41.43%
Acer, Inc.(b)	1,357,000	1,131,486
Advantech Co. Ltd.	133,689	1,350,748
Asia Cement Corp.	1,015,000	1,460,215
Asustek Computer, Inc.	160,838	1,363,582
Capital Securities Corp.	3,900,000	1,486,182
Cathay Financial Holding Co. Ltd.	1,446,000	1,941,245
Chang Hwa Commercial Bank Ltd.	2,892,047	1,723,894
Cheng Shin Rubber Industry Co. Ltd.	947,435	1,195,742
Chicony Electronics Co. Ltd.	465,000	1,399,706
China Airlines Ltd.(b)	3,547,000	1,085,051
China Development Financial Holding Corp.	5,557,472	1,628,179
China Petrochemical Development Corp.	4,259,050	1,273,092
China Steel Corp.	2,841,140	2,016,367
Chipbond Technology Corp.	633,000	1,383,135
Chunghwa Telecom Co. Ltd.	1,024,222	3,831,411
Compal Electronics, Inc.	2,844,000	1,849,368
CTBC Financial Holding Co. Ltd.	2,530,053	1,596,569
CTCI Corp.	1,033,000	1,406,658
Delta Electronics, Inc.	196,000	1,301,939
E.Sun Financial Holding Co. Ltd.	1,622,519	1,378,405
Evergreen Marine Corp. Taiwan Ltd.(b)	1,684,000	1,112,717
Far Eastern New Century Corp.	1,446,000	1,301,746
Far EasTone Telecommunications Co. Ltd.	1,056,993	2,217,196
First Financial Holding Co. Ltd.	2,287,995	1,603,800

	Shares	Value
Taiwan-(continued)
Formosa Chemicals & Fibre Corp.	613,095	$1,474,677
Formosa Petrochemical Corp.	478,000	1,313,504
Formosa Plastics Corp.	556,146	1,537,964
Formosa Taffeta Co. Ltd.	1,556,000	1,699,967
Foxconn Technology Co. Ltd.	784,000	1,373,203
Fubon Financial Holding Co. Ltd.	1,165,875	1,658,927
Highwealth Construction Corp.	1,000,300	1,451,307
Hon Hai Precision Industry Co. Ltd.	502,000	1,360,148
Hua Nan Financial Holdings Co. Ltd.	2,893,345	1,739,841
Inventec Corp.	1,955,000	1,544,671
King Slide Works Co. Ltd.	121,000	1,218,312
Kings Town Bank Co. Ltd.	919,000	1,244,996
Lien Hwa Industrial Holdings Corp.	1,053,800	1,471,824
Lite-On Technology Corp.	835,000	1,358,898
Mega Financial Holding Co. Ltd.	2,035,777	1,960,797
Merry Electronics Co. Ltd.	213,000	1,049,976
Micro-Star International Co. Ltd.	241,000	968,937
Mitac Holdings Corp.	1,274,720	1,256,738
Nan Ya Plastics Corp.	629,930	1,292,740
Pegatron Corp.	510,000	1,096,544
Pou Chen Corp.	1,279,000	1,126,813
President Chain Store Corp.	232,000	2,092,611
Qisda Corp.	1,837,000	1,200,968
Quanta Computer, Inc.	516,000	1,298,862
Ruentex Development Co. Ltd.	798,500	1,102,688
Ruentex Industries Ltd.	728,000	1,684,885
Shanghai Commercial & Savings Bank Ltd. (The)	880,000	1,139,861
Shin Kong Financial Holding Co. Ltd.	4,606,000	1,281,793
Simplo Technology Co. Ltd.	100,000	1,113,500
SinoPac Financial Holdings Co. Ltd.	4,143,421	1,549,971
St. Shine Optical Co. Ltd.	125,000	1,129,669
Standard Foods Corp.	657,000	1,403,419
Synnex Technology International Corp.	1,157,264	1,717,477
TA Chen Stainless Pipe	1,569,540	1,201,703
Taichung Commercial Bank Co. Ltd.	4,933,536	1,871,410
Taishin Financial Holding Co. Ltd.	3,581,256	1,577,563
Taiwan Business Bank	4,531,314	1,489,131
Taiwan Cement Corp.	1,083,317	1,535,774
Taiwan Cooperative Financial Holding Co. Ltd.	2,629,930	1,765,331
Taiwan Fertilizer Co. Ltd.	952,000	1,704,071
Taiwan High Speed Rail Corp.	1,378,000	1,457,322
Taiwan Mobile Co. Ltd.	751,162	2,565,718
Taiwan Semiconductor Manufacturing Co. Ltd.	84,397	1,274,652
Teco Electric and Machinery Co. Ltd.	1,581,000	1,652,661
Uni-President Enterprises Corp.	780,181	1,672,002
United Microelectronics Corp.	1,390,000	1,491,880
Vanguard International Semiconductor Corp.	335,000	1,091,545
Walsin Lihwa Corp.	2,001,000	1,241,727
Wistron NeWeb Corp.	398,000	1,050,536
WPG Holdings Ltd.	1,192,937	1,618,192
Yuanta Financial Holding Co. Ltd.	2,102,010	1,304,410

		111,520,549

Thailand-1.74%
Advanced Info Service PCL, NVDR	228,843	1,266,557
Bangkok Dusit Medical Services PCL, NVDR	1,702,356	955,843
CP ALL PCL, NVDR(b)	756,706	1,304,979
Intouch Holdings PCL, NVDR	673,306	1,155,751

		4,683,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco S&P Emerging Markets Low Volatility ETF (EELV)–(continued)

October 31, 2020

	Shares	Value
Turkey-1.20%
Eregli Demir ve Celik Fabrikalari TAS	1,010,681	$1,148,967
Haci Omer Sabanci Holding A.S.	1,042,662	1,023,632
Turkcell Iletisim Hizmetleri A.S.	605,225	1,054,072

		3,226,671

United Arab Emirates-1.28%
Abu Dhabi Islamic Bank PJSC	1,039,663	1,231,241
Dubai Islamic Bank PJSC	985,782	1,116,441
Emirates Telecommunications Group Co. PJSC	241,638	1,110,450

		3,458,132

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.13% (Cost $271,550,093)		269,568,737

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.86%
Invesco Private Government Fund, 0.04%(e)(f)(g)	921,462	$ 921,462
Invesco Private Prime Fund, 0.11%(e)(f)(g)	1,381,779	1,382,193

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,303,634)		2,303,655

TOTAL INVESTMENTS IN SECURITIES-100.99% (Cost $273,853,727)		271,872,392
OTHER ASSETS LESS LIABILITIES-(0.99)%		(2,665,646)

NET ASSETS-100.00%		$269,206,746

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

NVDR-Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $4,091,664, which represented 1.52% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2020.
(d)	Each CPO for Fomento Economico Mexicano, S.A.B. de C.V. represents one Series B share and four Series D shares.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,217,184	$(1,217,184)	$-	$-	$-	$4
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	30,800,536	(30,800,536)	-	-	-	1,116
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	233,150	3,767,571	(4,000,721)	-	-	-	2,380	*
Invesco Liquid Assets Portfolio, Institutional Class	78,343	1,286,667	(1,364,888)	-	(122)	-	1,005	*
Invesco Private Government Fund	-	18,824,769	(17,903,307)	-	-	921,462	458	*
Invesco Private Prime Fund	-	6,190,747	(4,808,657)	21	82	1,382,193	359	*

Total	$311,493	$62,087,474	$(60,095,293)	$21	$(40)	$2,303,655	$5,322

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco S&P Emerging Markets Momentum ETF (EEMO)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Brazil-2.65%
B2W Cia Digital(a)	653	$8,521
B3 S.A. - Brasil, Bolsa, Balcao	3,370	29,837
Cosan S.A.	282	3,178
Equatorial Energia S.A.	1,043	3,605
Hapvida Participacoes e Investimentos S.A.(b)	311	3,472
Lojas Americanas S.A.	563	1,969
Lojas Americanas S.A., Preference Shares	1,780	7,171
Magazine Luiza S.A.	6,524	27,868
Natura & Co. Holding S.A.	1,053	8,419
Notre Dame Intermedica Participacoes S.A.	697	7,948
Raia Drogasil S.A.	2,096	8,746
Via Varejo S.A.(a)	3,071	9,140
WEG S.A.	2,520	33,141

		153,015

China-51.54%
Airtac International Group	311	8,350
Alibaba Group Holding Ltd., ADR(a)	1,771	539,606
A-Living Services Co. Ltd., U Shares(b)	1,537	6,441
Anhui Conch Cement Co. Ltd., H Shares	1,928	12,021
Bilibili, Inc., ADR(a)	546	24,390
BYD Electronic International Co. Ltd.	1,471	6,317
CanSino Biologics, Inc., H Shares(a)(b)	186	3,619
China Conch Venture Holdings Ltd.	2,608	11,586
China Lesso Group Holdings Ltd.	2,335	3,770
China National Building Material Co. Ltd., H Shares	8,566	9,820
China Resources Beer Holdings Co. Ltd.	2,462	15,255
China Resources Cement Holdings Ltd.	4,923	6,424
Country Garden Services Holdings Co. Ltd.	4,774	29,950
CSC Financial Co. Ltd., H Shares(b)	1,747	2,109
Flat Glass Group Co. Ltd., H Shares	978	2,907
Ganfeng Lithium Co. Ltd., H Shares(b)	450	2,600
GDS Holdings Ltd., ADR(a)(c)	220	18,489
GSX Techedu, Inc., ADR(a)(c)	446	29,623
Hansoh Pharmaceutical Group Co. Ltd.(a)(b)	2,042	9,098
Hua Hong Semiconductor Ltd.(a)(b)	722	2,649
Innovent Biologics, Inc.(a)(b)	1,829	13,491
JD.com, Inc., ADR(a)	2,414	196,789
Kingdee International Software Group Co. Ltd.(a)	8,302	21,786
Kingsoft Corp. Ltd.(c)	2,344	12,514
KWG Group Holdings Ltd.	3,254	4,297
KWG Living Group Holdings Ltd.(a)(b)	1,627	1,276
Livzon Pharmaceutical Group, Inc., H Shares	393	1,733
Longfor Group Holdings Ltd.(b)	2,672	14,592
Meituan Dianping, B Shares(a)	15,414	572,843
MicroPort Scientific Corp.	2,889	10,152
NetEase, Inc., ADR	1,045	90,696
NIO, Inc., ADR(a)	2,560	78,285
Pinduoduo, Inc., ADR(a)	1,503	135,240
Ping An Healthcare and Technology Co. Ltd.(a)(b)	1,376	17,744
Semiconductor Manufacturing International Corp.(a)	13,299	39,015
Shandong Gold Mining Co. Ltd., H Shares(b)	1,153	2,709
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	8,696	16,798
Shanghai Baosight Software Co. Ltd., B Shares	675	2,630

	Shares	Value
China-(continued)
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	869	$3,569
Shanghai Junshi Biosciences Co. Ltd., H Shares(a)(b)	133	797
Shimao Group Holdings Ltd.	2,417	8,524
Sino Biopharmaceutical Ltd.	19,757	19,923
Sinotruk Hong Kong Ltd.	1,685	4,294
TAL Education Group, ADR(a)	1,291	85,800
Tencent Holdings Ltd.	7,427	566,014
Tingyi Cayman Islands Holding Corp.	2,488	4,543
Tsingtao Brewery Co. Ltd., H Shares	725	5,988
Vipshop Holdings Ltd., ADR(a)	1,269	27,157
Weichai Power Co. Ltd., H Shares	3,098	5,849
WuXi AppTec Co. Ltd., H Shares(b)	907	14,444
Wuxi Biologics Cayman, Inc.(a)(b)	2,386	66,643
Xiaomi Corp., B Shares(a)(b)	25,761	73,082
Xinyi Glass Holdings Ltd.	5,430	11,889
Xinyi Solar Holdings Ltd.	9,954	18,099
Yihai International Holding Ltd.(a)	1,138	15,056
Zai Lab Ltd., ADR(a)	149	12,225
Zhongsheng Group Holdings Ltd.	1,638	11,638
Zijin Mining Group Co. Ltd., H Shares	10,473	7,576
Zoomlion Heavy Industry Science and Technology Co. Ltd., H Shares	2,052	1,807
ZTO Express Cayman, Inc., ADR	1,082	31,356

		2,973,887

Hong Kong-0.03%
Vinda International Holdings Ltd.	707	1,869

India-6.66%
Adani Green Energy Ltd.(a)	1,391	16,075
Alkem Laboratories Ltd.	65	2,311
Avenue Supermarts Ltd.(a)(b)	242	7,314
Berger Paints India Ltd.	443	3,724
Bharti Airtel Ltd.	4,627	27,082
Biocon Ltd.(a)	1,089	5,931
Britannia Industries Ltd.	213	9,983
Cadila Healthcare Ltd.	518	2,920
Divi’s Laboratories Ltd.	292	12,380
Dr. Reddy’s Laboratories Ltd.	319	21,043
Hindustan Unilever Ltd.	1,347	37,649
Info Edge India Ltd.	106	5,076
Larsen & Toubro Infotech Ltd.(b)	78	3,072
Muthoot Finance Ltd.	234	3,886
Nestle India Ltd.	67	15,516
PI Industries Ltd.	147	4,358
Reliance Industries Ltd.	7,016	194,506
Tata Consumer Products Ltd.	1,254	8,340
Torrent Pharmaceuticals Ltd.	93	3,221

		384,387

Malaysia-1.83%
Bursa Malaysia Bhd.	919	1,783
Hartalega Holdings Bhd.	7,677	33,258
Kossan Rubber Industries	5,688	10,267
Supermax Corp. Bhd.(a)	7,739	17,638
Top Glove Corp. Bhd.	20,497	42,277

		105,223

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P Emerging Markets Momentum ETF (EEMO)–(continued)

October 31, 2020

	Shares	Value
Mexico-0.18%
Becle S.A.B. de C.V.	1,096	$2,294
Gruma S.A.B. de C.V., Class B	403	4,273
Industrias Penoles S.A.B. de C.V.	243	3,857

		10,424

Pakistan-0.02%
Lucky Cement Ltd.	197	828

Poland-0.28%
CD Projekt S.A.(a)	147	12,439
Dino Polska S.A.(a)(b)	67	3,675

		16,114

Russia-1.33%
Inter RAO UES PJSC	49,026	3,136
MMC Norilsk Nickel PJSC	113	26,814
Polymetal International PLC	765	16,217
Polyus PJSC	129	25,252
Surgutneftegas PJSC	13,130	5,443

		76,862

Saudi Arabia-0.10%
Savola Group (The)	483	5,898

South Africa-1.28%
Anglo American Platinum Ltd.	89	5,836
Gold Fields Ltd.	2,487	26,425
Harmony Gold Mining Co. Ltd.(a)	1,471	7,220
Impala Platinum Holdings Ltd.	1,434	12,600
Northam Platinum Ltd.(a)	704	6,707
Sibanye Stillwater Ltd.	5,261	15,195

		73,983

South Korea-17.33%
Alteogen, Inc.(a)	100	13,951
Bukwang Pharmaceutical Co. Ltd.	96	1,971
Celltrion Healthcare Co. Ltd.(a)	207	15,452
Celltrion Pharm, Inc.(a)	46	4,411
Celltrion, Inc.(a)	201	42,691
Doosan Fuel Cell Co. Ltd.(a)	173	6,327
Doosan Fuel Cell Co. Ltd., Rts., expiring 12/08/2020(a)	22	153
Ecopro BM Co. Ltd.	23	2,522
Genexine, Inc.(a)	39	3,874
Green Cross Corp.	14	3,701
Hanjin Kal Corp.	40	2,633
Hanssem Co. Ltd.	18	1,494
Hite Jinro Co. Ltd.	82	2,421
HLB, Inc.(a)	122	9,892
HMM Co. Ltd.(a)	483	3,818
Kakao Corp.	257	74,742
LG Chem Ltd.	91	49,001
NAVER Corp.	439	112,197
NCSoft Corp.	35	23,936
NongShim Co. Ltd.	8	2,030
Orion Corp.	50	4,781
Samsung Biologics Co. Ltd.(a)(b)	57	34,259
Samsung Electro-Mechanics Co. Ltd.	102	12,001
Samsung Electro-Mechanics Co. Ltd., Preference Shares	5	265
Samsung Electronics Co. Ltd.	8,301	414,062
Samsung Electronics Co. Ltd., Preference Shares	1,504	66,406

	Shares	Value
South Korea-(continued)
Samsung SDI Co. Ltd.	97	$37,784
Seegene, Inc.	96	22,209
Shin Poong Pharmaceutical Co. Ltd.(a)	127	14,046
SK Chemicals Co. Ltd.	35	10,672
SKC Co. Ltd.	33	2,129
Yuhan Corp.	83	4,352

		1,000,183

Taiwan-15.89%
Accton Technology Corp.	1,150	8,342
Advantech Co. Ltd.	745	7,527
ASMedia Technology, Inc.	124	6,221
Compeq Manufacturing Co. Ltd.	2,082	3,170
Delta Electronics, Inc.	3,508	23,302
Elan Microelectronics Corp.	980	4,625
Epistar Corp.(a)	2,182	2,556
FLEXium Interconnect, Inc.	487	1,983
Genius Electronic Optical Co. Ltd.	140	2,746
Gigabyte Technology Co. Ltd.	1,061	2,663
Globalwafers Co. Ltd.	297	4,309
Hotai Motor Co. Ltd.	608	12,796
International Games System Co. Ltd.	189	4,969
Lien Hwa Industrial Holdings Corp.	1,587	2,217
Lotes Co. Ltd.	187	2,854
MediaTek, Inc.	5,151	122,096
Micro-Star International Co. Ltd.	1,607	6,461
Mitac Holdings Corp.	1,291	1,273
momo.com, Inc.	143	3,420
Nan Ya Printed Circuit Board Corp.(a)	528	2,132
Novatek Microelectronics Corp.	1,379	12,872
Oneness Biotech Co. Ltd.(a)	978	10,018
Parade Technologies Ltd.	245	9,336
Pegatron Corp.	3,460	7,439
Poya International Co. Ltd.	108	2,326
Quanta Computer, Inc.	6,199	15,604
Realtek Semiconductor Corp.	1,186	14,740
Simplo Technology Co. Ltd.	286	3,185
Simplo Technology Co. Ltd., Rts., expiring 12/31/2020(a)(d)	28	0
Synnex Technology International Corp.	2,454	3,642
Taiwan Cement Corp.	7,228	10,247
Taiwan Fertilizer Co. Ltd.	1,126	2,016
Taiwan Semiconductor Manufacturing Co. Ltd.	34,973	528,199
Unimicron Technology Corp.	2,513	5,992
United Microelectronics Corp.	30,934	33,201
Vanguard International Semiconductor Corp.	2,020	6,582
Voltronic Power Technology Corp.	114	3,906
Wistron Corp.	5,984	5,962
Wiwynn Corp.	240	6,100
Yageo Corp.	794	9,868

		916,897

Tanzania-0.35%
AngloGold Ashanti Ltd.	890	20,202

Thailand-0.14%
Carabao Group PCL, NVDR	519	1,824
Delta Electronics Thailand PCL, NVDR	1,090	6,260
Srisawad Corp. PCL, Wts., expiring 08/29/2025(a)	104	27

		8,111

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco S&P Emerging Markets Momentum ETF (EEMO)–(continued)

October 31, 2020

	Shares	Value
Turkey-0.33%
Aselsan Elektronik Sanayi Ve Ticaret A.S.	1,331	$2,659
BIM Birlesik Magazalar A.S.	993	7,913
Coca-Cola Icecek A.S.(a)	111	595
Dogan Sirketler Grubu Holding A.S.	2,145	622
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	4,269	876
Enerjisa Enerji A.S.(b)	526	564
Ford Otomotiv Sanayi A.S.	121	1,559
Koza Altin Isletmeleri A.S.(a)	77	676
Migros Ticaret A.S.(a)	293	1,309
Sasa Polyester Sanayi A.S.(a)	276	504
Tofas Turk Otomobil Fabrikasi A.S.	208	663
Turk Telekomunikasyon A.S.	640	491
Vestel Elektronik Sanayi ve Ticaret A.S.(a)	150	296

		18,727

Total Common Stocks & Other Equity Interests (Cost $4,604,271)		5,766,610

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes-0.00%(e)
India-0.00%
Britannia Industries Ltd., 8.00%, 08/28/2022 (Cost $214)	INR 15,360	220

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $4,604,485)		5,766,830

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.11%
Invesco Private Government Fund, 0.04%(f)(g)(h)	25,572	$25,572
Invesco Private Prime Fund, 0.11%(f)(g)(h)	38,346	38,358

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $63,930)		63,930

TOTAL INVESTMENTS IN SECURITIES-101.05% (Cost $4,668,415)		5,830,760
OTHER ASSETS LESS LIABILITIES-(1.05)%		(60,445)

NET ASSETS-100.00%		$5,770,315

Investment Abbreviations:

ADR-American Depositary Receipt

INR-Indian Rupee

NVDR-Non-Voting Depositary Receipt

Rts.-Rights

Wts.-Warrants

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $283,650, which represented 4.92% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2020.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$230,305	$(230,305)	$-	$-	$-	$-
Invesco Premier U.S. Government Money Portfolio, Institutional Class	8,384	756,192	(764,576)	-	-	-	117

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco S&P Emerging Markets Momentum ETF (EEMO)–(continued)

October 31, 2020

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	$154,759	$1,176,827	$(1,331,586)	$-	$-	$-	$268	*
Invesco Liquid Assets Portfolio, Institutional Class	51,586	372,014	(423,589)	(5)	(6)	-	101	*
Invesco Private Government Fund	-	456,002	(430,430)	-	-	25,572	6	*
Invesco Private Prime Fund	-	154,819	(116,461)	-	-	38,358	6	*

Total	$214,729	$3,146,159	$(3,296,947)	$(5)	$(6)	$63,930	$498

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.62%
Australia-6.46%
AGL Energy Ltd.	16,518	$144,765
APA Group	17,698	130,374
AusNet Services	153,729	215,913
Coca-Cola Amatil Ltd.	27,624	241,129
Medibank Pvt Ltd.	65,109	122,080
Rio Tinto Ltd.	2,406	156,171

		1,010,432

Belgium-0.78%
Groupe Bruxelles Lambert S.A.	1,481	121,243

Brazil-0.76%
Yara International ASA	3,429	119,276

China-0.79%
Fosun International Ltd.	102,000	122,850

Finland-3.20%
Fortum OYJ	9,606	180,711
Kesko OYJ, Class B	6,300	161,888
UPM-Kymmene OYJ	5,572	157,461

		500,060

France-0.83%
Orange S.A.	11,632	130,482

Germany-3.26%
Deutsche Telekom AG	7,075	107,714
E.ON SE	11,719	122,203
Telefonica Deutschland Holding AG	68,921	173,972
Uniper SE	3,555	106,259

		510,148

Hong Kong-18.35%
CK Asset Holdings Ltd.	25,189	116,609
CK Hutchison Holdings Ltd.	30,401	183,076
CK Infrastructure Holdings Ltd.	38,378	180,635
CLP Holdings Ltd.	13,633	125,345
Dairy Farm International Holdings Ltd.	32,690	123,241
Hang Lung Properties Ltd.	53,268	129,274
Hang Seng Bank Ltd.	11,500	176,767
Henderson Land Development Co. Ltd.	51,056	180,724
HK Electric Investments & HK Electric Investments Ltd.	121,506	123,624
HKT Trust & HKT Ltd.	130,201	168,232
Hongkong Land Holdings Ltd.	41,989	154,100
Link REIT	18,400	140,108
New World Development Co. Ltd.	36,000	171,299
Power Assets Holdings Ltd.	37,916	194,840
Sino Land Co. Ltd.	145,807	172,227
Sun Hung Kai Properties Ltd.	12,897	164,895
Swire Pacific Ltd., Class A	44,838	204,102
Swire Properties Ltd.	60,200	161,080

		2,870,178

Israel-1.67%
Bank Leumi Le-Israel BM	23,584	111,807
First International Bank of Israel Ltd.	6,697	149,034

		260,841

Italy-4.43%
A2A S.p.A.	125,684	159,799

	Shares	Value
Italy-(continued)
Assicurazioni Generali S.p.A.	7,183	$96,306
Enel S.p.A.	12,836	102,182
Terna Rete Elettrica Nazionale S.p.A.	17,168	116,069
UnipolSai Assicurazioni S.p.A.	93,723	217,691

		692,047

Japan-20.16%
Bridgestone Corp.	4,487	145,504
Chubu Electric Power Co., Inc.	9,300	104,218
Electric Power Development Co. Ltd.	7,200	97,111
ITOCHU Corp.	5,100	121,963
Japan Post Bank Co. Ltd.	25,667	204,030
Japan Post Holdings Co. Ltd.	28,105	192,197
Japan Tobacco, Inc.	13,461	253,665
Mitsubishi Corp.	8,590	191,085
Mitsui & Co. Ltd.	10,200	159,040
Mizuho Financial Group, Inc.	13,655	167,389
MS&AD Insurance Group Holdings, Inc.	5,992	163,040
Nippon Telegraph & Telephone Corp.	5,000	105,032
NTT DOCOMO, Inc.	4,729	175,833
Sankyo Co. Ltd.	7,093	180,344
Seven Bank Ltd.	45,900	104,937
Softbank Corp.	14,569	168,978
Sumitomo Corp.	17,161	187,878
Sumitomo Mitsui Financial Group, Inc.	6,904	190,266
Tohoku Electric Power Co., Inc.	12,900	113,773
Tokio Marine Holdings, Inc.	2,859	127,416

		3,153,699

Netherlands-1.00%
Koninklijke KPN N.V.	57,957	156,626

New Zealand-2.82%
Contact Energy Ltd.	56,573	275,932
Spark New Zealand Ltd.	55,520	164,752

		440,684

Norway-2.52%
Entra ASA(a)	8,500	110,798
Mowi ASA	7,112	112,087
Telenor ASA	11,144	171,610

		394,495

Portugal-0.83%
EDP - Energias de Portugal S.A.	26,460	130,438

Singapore-15.86%
CapitaLand Integrated Commercial Trust	190,596	241,472
ComfortDelGro Corp. Ltd.	208,120	205,758
DBS Group Holdings Ltd.	12,298	183,277
Genting Singapore Ltd.	292,239	138,040
Jardine Cycle & Carriage Ltd.	12,825	166,805
Keppel REIT	197,648	144,020
Mapletree Commercial Trust	92,016	115,904
Oversea-Chinese Banking Corp. Ltd.	28,003	172,673
Singapore Airlines Ltd.	66,432	164,925
Singapore Press Holdings Ltd.	196,275	142,301
Singapore Technologies Engineering Ltd.	60,423	154,432
Singapore Telecommunications Ltd.	123,782	184,019
Suntec REIT	158,208	155,254

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)–(continued)

October 31, 2020

	Shares	Value
Singapore-(continued)
United Overseas Bank Ltd.	11,398	$158,512
Venture Corp. Ltd.	10,909	153,868

		2,481,260

Spain-3.99%
Endesa S.A.	7,442	199,469
Naturgy Energy Group S.A.	13,425	249,428
Red Electrica Corp. S.A.	9,925	174,862

		623,759

Sweden-1.75%
Tele2 AB, Class B	8,391	99,500
Telia Co. AB(b)	45,491	174,377

		273,877

Switzerland-2.40%
ABB Ltd.	4,531	109,993
LafargeHolcim Ltd.(c)	3,126	134,208
Swisscom AG	258	131,259

		375,460

United Kingdom-7.76%
Admiral Group PLC	5,353	190,339
British American Tobacco PLC	4,527	143,292
GlaxoSmithKline PLC	7,466	124,704
Imperial Brands PLC	22,718	359,542

	Shares	Value
United Kingdom-(continued)
Severn Trent PLC	4,057	$127,471
Tesco PLC	45,838	121,797
United Utilities Group PLC	13,150	146,804

		1,213,949

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.62% (Cost $16,689,824)		15,581,804

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.22%
Invesco Private Government Fund, 0.04%(d)(e)(f)	76,193	76,193
Invesco Private Prime Fund, 0.11%(d)(e)(f)	114,256	114,290

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $190,483)		190,483

TOTAL INVESTMENTS IN SECURITIES-100.84% (Cost $16,880,307)		15,772,287
OTHER ASSETS LESS LIABILITIES-(0.84)%		(131,889)

NET ASSETS-100.00%		$15,640,398

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes	to Schedule of Investments:
(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2020 represented less than 1% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at October 31, 2020.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$114,909	$(114,909)	$-	$-	$-	$-
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	854,896	(854,896)	-	-	-	143
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	10,160	2,121,550	(2,131,710)	-	-	-	788	*
Invesco Liquid Assets Portfolio, Institutional Class	3,536	522,755	(526,347)	-	56	-	287	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)–(continued)

October 31, 2020

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2020	Dividend Income
Invesco Private Government Fund	$-	$3,444,173	$(3,367,980)	$-	$-	$76,193	$58	*
Invesco Private Prime Fund	-	953,130	(838,890)	-	50	114,290	53	*

Total	$13,696	$8,011,413	$(7,834,732)	$-	$106	$190,483	$1,329

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco S&P International Developed Low Volatility ETF (IDLV)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.38%
Australia-3.00%
AGL Energy Ltd.	392,657	$3,441,278
ASX Ltd.	62,413	3,490,146
AusNet Services	3,598,260	5,053,757
Coles Group Ltd.	300,874	3,750,376
Telstra Corp. Ltd.	1,880,140	3,538,481
Woolworths Group Ltd.	147,081	3,941,457

		23,215,495

Belgium-0.43%
Ackermans & van Haaren N.V.(a)	27,078	3,330,814

Canada-3.35%
CGI, Inc., Class A(a)	51,464	3,190,857
Choice Properties REIT(b)	381,491	3,441,959
Hydro One Ltd.(c)	176,734	3,858,497
Loblaw Cos. Ltd.	69,620	3,462,855
Metro, Inc.	97,062	4,524,246
Thomson Reuters Corp.	50,455	3,919,548
TMX Group Ltd.	36,553	3,549,069

		25,947,031

China-0.53%
BOC Hong Kong Holdings Ltd.	1,472,156	4,081,491

Denmark-2.37%
Carlsberg A/S, Class B	28,284	3,580,057
Coloplast A/S, Class B	24,494	3,574,776
Novo Nordisk A/S, Class B	64,087	4,116,581
Novozymes A/S, Class B	61,388	3,689,168
Tryg A/S	122,116	3,387,520

		18,348,102

Finland-0.55%
Kone OYJ, Class B	53,641	4,270,136

France-3.31%
Air Liquide S.A.	22,609	3,305,178
Danone S.A.	59,146	3,265,679
Hermes International	4,332	4,031,856
L’Oreal S.A.	11,093	3,588,349
Orange S.A.	330,802	3,710,772
Pernod Ricard S.A.	25,076	4,042,632
Sanofi	40,840	3,680,681

		25,625,147

Germany-4.77%
Beiersdorf AG	37,709	3,948,886
Deutsche Telekom AG	215,993	3,288,403
Deutsche Wohnen SE	81,552	4,116,168
E.ON SE	327,651	3,416,657
Fresenius Medical Care AG & Co. KGaA	49,149	3,754,533
Henkel AG & Co. KGaA, Preference Shares	40,303	3,921,008
Merck KGaA	26,027	3,854,875
Symrise AG	29,755	3,668,771
Uniper SE	118,449	3,540,445
Vonovia SE	54,341	3,470,056

		36,979,802

Hong Kong-6.24%
CLP Holdings Ltd.	537,812	4,944,776
Hang Seng Bank Ltd.	247,342	3,801,900

	Shares	Value
Hong Kong-(continued)
Henderson Land Development Co. Ltd.	1,038,602	$3,676,361
HK Electric Investments & HK Electric Investments Ltd.	7,631,774	7,764,779
HKT Trust & HKT Ltd.	3,233,926	4,178,538
Hong Kong & China Gas Co. Ltd. (The)	3,135,206	4,503,787
Hong Kong Exchanges & Clearing Ltd.	76,596	3,656,530
Link REIT	487,867	3,714,907
MTR Corp. Ltd.	807,583	3,993,734
Power Assets Holdings Ltd.	844,206	4,338,138
Sun Hung Kai Properties Ltd.	294,592	3,766,520

		48,339,970

Ireland-0.42%
Kerry Group PLC, Class A	27,343	3,271,044

Israel-1.52%
Elbit Systems Ltd.(b)	33,267	3,770,442
Shufersal Ltd.	462,218	3,499,267
Strauss Group Ltd.(b)	156,447	4,530,929

		11,800,638

Italy-0.40%
UnipolSai Assicurazioni S.p.A.(b)	1,337,575	3,106,799

Japan-48.08%
ABC-Mart, Inc.	75,190	3,819,197
Ajinomoto Co., Inc.	205,279	4,118,736
Azbil Corp.	122,380	4,946,006
Benesse Holdings, Inc.	147,417	3,467,557
Bridgestone Corp.	128,426	4,164,570
Calbee, Inc.	121,598	3,722,150
Canon Marketing Japan, Inc.	206,664	4,376,833
Chubu Electric Power Co., Inc.	340,744	3,818,458
Chugoku Electric Power Co., Inc. (The)	432,503	5,440,419
COMSYS Holdings Corp.	138,998	3,518,163
Daikin Industries Ltd.	20,861	3,887,242
East Japan Railway Co.	57,199	2,985,794
Electric Power Development Co. Ltd.	234,072	3,157,084
ENEOS Holdings, Inc.	1,062,246	3,562,497
Ezaki Glico Co. Ltd.	90,308	3,744,836
Hamamatsu Photonics KK	78,493	3,934,411
Hirose Electric Co. Ltd.	31,295	4,352,681
House Foods Group, Inc.	114,966	3,799,575
Idemitsu Kosan Co. Ltd.	181,534	3,655,338
Ito En Ltd.(b)	60,922	3,852,061
ITOCHU Corp.	164,023	3,922,494
Itochu Techno-Solutions Corp.	109,221	3,714,183
Japan Exchange Group, Inc.	139,439	3,391,273
Japan Post Bank Co. Ltd.(b)	489,163	3,888,411
Japan Post Holdings Co. Ltd.	523,703	3,581,359
Japan Tobacco, Inc.	260,289	4,905,006
Kagome Co. Ltd.	122,389	4,185,390
Kaken Pharmaceutical Co. Ltd.	82,502	3,239,628
Kansai Electric Power Co., Inc. (The)	367,067	3,338,856
Kansai Paint Co. Ltd.	154,031	3,962,018
Kao Corp.	56,207	3,989,439
KDDI Corp.	144,087	3,848,890
Keihan Holdings Co. Ltd.	91,923	3,482,065
Kewpie Corp.	223,065	4,562,014
Keyence Corp.	9,395	4,246,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco S&P International Developed Low Volatility ETF (IDLV)–(continued)

October 31, 2020

	Shares	Value
Japan-(continued)
Kinden Corp.	246,939	$3,864,475
Kyocera Corp.	66,491	3,645,111
Kyowa Exeo Corp.	149,379	3,437,975
Kyushu Electric Power Co., Inc.	413,322	3,463,460
Kyushu Railway Co.	176,052	3,736,937
Lawson, Inc.	74,176	3,409,371
LINE Corp.(a)	93,576	4,806,802
McDonald’s Holdings Co. Japan Ltd.	98,659	4,671,533
Medipal Holdings Corp.	197,532	3,518,314
MEIJI Holdings Co. Ltd.	64,353	4,653,804
Mitsubishi Corp.	187,634	4,173,932
Mitsubishi Electric Corp.	275,436	3,530,555
Mitsubishi UFJ Financial Group, Inc.	896,816	3,518,978
Mitsui & Co. Ltd.	204,360	3,186,405
Mizuho Financial Group, Inc.	286,180	3,508,128
Morinaga & Co. Ltd.	102,644	3,893,088
MS&AD Insurance Group Holdings, Inc.	168,472	4,584,069
Murata Manufacturing Co. Ltd.	60,606	4,212,969
Nagoya Railroad Co. Ltd.	159,311	4,230,413
Nankai Electric Railway Co. Ltd.	170,061	3,868,424
Nichirei Corp.	150,115	3,773,696
Nintendo Co. Ltd.	7,398	4,032,313
Nippon Paper Industries Co. Ltd.	299,280	3,369,548
Nippon Telegraph & Telephone Corp.	201,509	4,232,961
Nippon Television Holdings, Inc.	315,163	3,316,236
Nissin Foods Holdings Co. Ltd.	46,110	3,987,320
Nitori Holdings Co. Ltd.	20,383	4,201,776
NTT DOCOMO, Inc.	172,744	6,422,957
Ono Pharmaceutical Co. Ltd.	131,004	3,724,353
Osaka Gas Co. Ltd.	207,208	3,928,508
Rinnai Corp.	42,135	4,151,430
Rohto Pharmaceutical Co. Ltd.	111,149	3,466,097
Sankyo Co. Ltd.	141,415	3,595,572
Secom Co. Ltd.	48,884	4,112,634
Sega Sammy Holdings, Inc.	312,428	3,903,109
Seino Holdings Co. Ltd.	266,485	3,436,214
Sekisui House Ltd.	187,594	3,098,154
Seven Bank Ltd.	1,724,513	3,942,592
Shikoku Electric Power Co., Inc.	495,581	3,564,922
Shimizu Corp.	478,777	3,315,808
Shizuoka Bank Ltd. (The)	594,463	3,980,525
Softbank Corp.	467,914	5,427,068
Sony Corp.	50,875	4,221,253
Sotetsu Holdings, Inc.	135,138	3,323,511
Sugi Holdings Co. Ltd.	57,570	3,810,832
Sumitomo Corp.	284,215	3,111,575
Sumitomo Mitsui Financial Group, Inc.	132,222	3,643,884
Suntory Beverage & Food Ltd.	101,282	3,487,806
Takeda Pharmaceutical Co. Ltd.	101,857	3,155,872
Teijin Ltd.	247,640	3,780,691
Toho Co. Ltd.	90,829	3,588,328
Tohoku Electric Power Co., Inc.	423,627	3,736,217
Tokai Carbon Co. Ltd.	355,440	4,015,445
Tokio Marine Holdings, Inc.	82,838	3,691,814
Tokyo Gas Co. Ltd.	164,710	3,727,009
Toyo Suisan Kaisha Ltd.	70,591	3,511,318
Toyota Motor Corp.	60,070	3,909,089
Tsumura & Co.	137,494	4,031,176
Tsuruha Holdings, Inc.	27,563	3,854,707

	Shares	Value
Japan-(continued)
Unicharm Corp.	87,843	$4,066,961
USS Co. Ltd.	235,366	4,300,259

		372,447,270

Netherlands-2.01%
Heineken Holding N.V.	47,876	3,700,229
Koninklijke Ahold Delhaize N.V.	143,941	3,955,326
Koninklijke DSM N.V.	24,983	3,999,992
Wolters Kluwer N.V.	48,603	3,939,284

		15,594,831

New Zealand-0.47%
Spark New Zealand Ltd.	1,232,138	3,656,297

Norway-1.42%
Gjensidige Forsikring ASA	180,854	3,430,207
Orkla ASA	395,090	3,723,221
Telenor ASA	248,665	3,829,277

		10,982,705

Portugal-0.48%
Jeronimo Martins SGPS S.A.	231,743	3,682,060

Singapore-4.58%
CapitaLand Ltd.	1,844,354	3,471,248
DBS Group Holdings Ltd.	273,284	4,072,742
Keppel Corp. Ltd.	1,196,632	3,847,100
Oversea-Chinese Banking Corp. Ltd.	719,392	4,435,943
Singapore Exchange Ltd.	584,114	3,704,451
Singapore Technologies Engineering Ltd.	1,461,136	3,734,430
Singapore Telecommunications Ltd.	2,699,263	4,012,819
United Overseas Bank Ltd.	304,830	4,239,269
UOL Group Ltd.	862,634	3,929,391

		35,447,393

Spain-0.89%
Iberdrola S.A.	283,372	3,342,118
Red Electrica Corp. S.A.	200,855	3,538,733

		6,880,851

Sweden-3.16%
Axfood AB	180,139	4,189,209
Essity AB, Class B(b)	116,478	3,374,808
Holmen AB, Class B	96,498	3,657,777
Investor AB, Class B	55,379	3,324,799
Swedish Match AB	44,573	3,358,067
Tele2 AB, Class B	254,597	3,019,016
Telia Co. AB(b)	931,821	3,571,868

		24,495,544

Switzerland-5.81%
Chocoladefabriken Lindt & Spruengli AG, PC	479	3,799,389
Geberit AG	6,915	3,938,279
Givaudan S.A.	1,038	4,231,049
Kuehne + Nagel International AG	19,929	3,981,234
Lonza Group AG	5,945	3,601,183
Nestle S.A.	42,421	4,771,813
Novartis AG	51,422	4,010,865
Roche Holding AG	12,157	3,909,526
Schindler Holding AG, PC	17,948	4,592,009
SGS S.A.	1,596	3,989,347
Swisscom AG	8,137	4,139,745

		44,964,439

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco S&P International Developed Low Volatility ETF (IDLV)–(continued)

October 31, 2020

	Shares	Value
United Kingdom-5.59%
Admiral Group PLC	113,094	$4,021,341
AstraZeneca PLC	33,656	3,379,547
Croda International PLC(b)	53,835	4,200,187
GlaxoSmithKline PLC	206,357	3,446,777
J Sainsbury PLC	1,452,839	3,787,099
Reckitt Benckiser Group PLC	43,527	3,827,069
RELX PLC	155,055	3,062,426
Sage Group PLC (The)	381,234	3,133,099
Segro PLC	303,026	3,534,151
Tesco PLC	1,442,087	3,831,792
Unilever N.V.(b)	69,728	3,943,359
WM Morrison Supermarkets PLC	1,482,143	3,121,834

		43,288,681

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.38% (Cost $789,082,674)		769,756,540

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.19%
Invesco Private Government Fund, 0.04%(d)(e)(f)	6,794,633	$6,794,633
Invesco Private Prime Fund, 0.11%(d)(e)(f)	10,188,882	10,191,939

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $16,986,572)		16,986,572

TOTAL INVESTMENTS IN SECURITIES-101.57% (Cost $806,069,246) ..		786,743,112
OTHER ASSETS LESS LIABILITIES-(1.57)%		(12,178,875)

NET ASSETS-100.00%		$774,564,237

Investment Abbreviations:

PC-Participation Certificate

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2020.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2020 represented less than 1% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$7,327,088	$(7,327,088)	$-	$-	$-	$13
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	54,824,962	(54,824,962)	-	-	-	9,432
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	23,606,275	199,343,992	(222,950,267)	-	-	-	154,060	*
Invesco Liquid Assets Portfolio, Institutional Class	7,868,758	45,449,103	(53,314,324)	(313)	(3,224)	-	58,330	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P International Developed Low Volatility ETF (IDLV)–(continued)

October 31, 2020

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized `Gain (Loss)	Value October 31, 2020	Dividend Income
Invesco Private Government Fund	$-	$184,204,370	$(177,409,737)	$-	$-	$6,794,633	$3,087	*
Invesco Private Prime Fund	-	49,638,811	(39,448,894)	-	2,022	10,191,939	2,846	*

Total	$31,475,033	$540,788,326	$(555,275,272)	$(313)	$(1,202)	$16,986,572	$227,768

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco S&P International Developed Momentum ETF (IDMO)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Argentina-0.14%
Globant S.A.(a)	2,267	$409,443

Australia-2.46%
Afterpay Ltd.(a)	19,159	1,300,907
Coles Group Ltd.	92,704	1,155,550
Domino’s Pizza Enterprises Ltd.	7,212	429,126
Fortescue Metals Group Ltd.	204,565	2,495,301
Wesfarmers Ltd.	60,563	1,954,696

		7,335,580

Belgium-0.65%
Elia Group S.A./N.V.	2,059	199,309
Sofina S.A.	1,031	267,814
UCB S.A.	10,299	1,016,128
Umicore S.A.	12,154	467,766

		1,951,017

Brazil-0.82%
Wheaton Precious Metals Corp.	53,354	2,446,517

Canada-9.05%
Agnico Eagle Mines Ltd.	16,686	1,319,888
B2Gold Corp.	99,707	640,859
Barrick Gold Corp.	162,949	4,353,128
Constellation Software, Inc.	1,190	1,248,226
Franco-Nevada Corp.	20,393	2,777,339
Hydro One Ltd.(b)	19,571	427,279
Intact Financial Corp.	7,418	765,639
Kinross Gold Corp.	127,106	1,010,480
Pan American Silver Corp.	22,865	726,069
Ritchie Bros. Auctioneers, Inc.	7,006	424,348
Shopify, Inc., Class A(a)	13,426	12,367,507
TMX Group Ltd.	4,326	420,028
Topicus.com, Inc.(a)(c)	2,224	0
Yamana Gold, Inc.	94,147	523,215

		27,004,005

China-0.84%
Alibaba Health Information Technology Ltd.(a)	518,108	1,352,919
China Evergrande New Energy Vehicle Group Ltd.(a)(d)	268,427	742,472
Wilmar International Ltd.	140,498	415,681

		2,511,072

Denmark-6.05%
Coloplast A/S, Class B	9,477	1,383,121
DSV Panalpina A/S	12,359	2,001,356
Genmab A/S(a)	6,591	2,195,470
Novo Nordisk A/S, Class B	118,660	7,622,036
Orsted A/S(b)	14,948	2,372,661
Vestas Wind Systems A/S	14,454	2,467,251

		18,041,895

Finland-1.54%
Elisa OYJ	8,241	405,484
Kesko OYJ, Class B	17,922	460,534
Kone OYJ, Class B	31,312	2,492,617
Neste OYJ(d)	23,741	1,235,612

		4,594,247

	Shares	Value
France-5.22%
Adevinta ASA, Class B(a)	14,213	$219,317
Air Liquide S.A.	28,460	4,160,528
BioMerieux	4,120	613,335
Sanofi	66,541	5,996,968
Sartorius Stedim Biotech	2,267	859,817
Schneider Electric SE	30,693	3,725,434

		15,575,399

Germany-4.50%
BioNTech SE, ADR(a)	1,032	88,092
Delivery Hero SE(a)(b)	17,716	2,038,471
Deutsche Boerse AG	10,302	1,516,235
Deutsche Wohnen SE	22,866	1,154,114
Merck KGaA	6,679	989,231
RWE AG	41,613	1,540,953
Sartorius AG, Preference Shares	3,090	1,308,016
Symrise AG	8,445	1,041,263
TeamViewer AG(a)(b)	11,125	489,848
Vonovia SE	34,866	2,226,440
Zalando SE(a)(b)	10,918	1,019,715

		13,412,378

Hong Kong-1.96%
Hong Kong Exchanges & Clearing Ltd.	93,529	4,464,875
Techtronic Industries Co. Ltd.	104,034	1,387,147

		5,852,022

Ireland-1.00%
Flutter Entertainment PLC(a)	12,359	2,152,978
Kingspan Group PLC(a)	9,682	844,164

		2,997,142

Israel-1.07%
Bezeq The Israeli Telecommunication Corp. Ltd.(a)	132,049	150,787
Compugen Ltd.(a)(d)	10,300	132,767
Energix-Renewable Energies Ltd.(a)	23,071	98,471
Fiverr International Ltd.(a)	2,061	301,772
Kornit Digital Ltd.(a)	2,884	194,151
Matrix IT Ltd.	2,060	47,603
Maytronics Ltd.	4,532	69,724
Nice Ltd.(a)	3,503	802,484
Nova Measuring Instruments Ltd.(a)	2,059	118,163
Plus500 Ltd.	11,538	220,124
Wix.com Ltd.(a)	4,270	1,056,056

		3,192,102

Italy-1.49%
Amplifon S.p.A.(a)	4,327	157,308
DiaSorin S.p.A.	1,444	317,065
Enel S.p.A.	451,773	3,596,376
Nexi S.p.A.(a)(b)	24,720	379,807

		4,450,556

Japan-28.99%
Advantest Corp.	10,711	617,824
Aeon Co. Ltd.	58,503	1,490,556
Azbil Corp.	9,683	391,340
Capcom Co. Ltd.	8,241	453,279
Casio Computer Co. Ltd.	14,421	217,819

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P International Developed Momentum ETF (IDMO)–(continued)

October 31, 2020

	Shares	Value
Japan-(continued)
Chugai Pharmaceutical Co. Ltd.	78,285	$3,011,134
Cosmos Pharmaceutical Corp.	2,678	454,445
Daifuku Co. Ltd.	11,536	1,184,057
Daiichi Sankyo Co. Ltd.	118,454	3,113,752
Daikin Industries Ltd.	21,837	4,069,110
Disco Corp.	1,443	386,907
Eisai Co. Ltd.	19,775	1,530,132
FP Corp.	3,298	131,396
Fujitsu Ltd.	18,747	2,192,291
GLP J-REIT	276	425,062
GMO internet, Inc.	5,974	159,093
GMO Payment Gateway, Inc.	2,473	302,087
Harmonic Drive Systems, Inc.	2,472	162,688
Hitachi Metals Ltd.	9,887	130,610
Hoya Corp.	21,011	2,371,626
Ibiden Co. Ltd.	8,859	358,038
Industrial & Infrastructure Fund Investment Corp.	127	215,757
Ito En Ltd.	4,325	273,467
ITOCHU Corp.	70,263	1,680,290
Itochu Techno-Solutions Corp.	9,272	315,305
Japan Exchange Group, Inc.	53,972	1,312,644
JCR Pharmaceuticals Co. Ltd.	4,326	111,605
JSR Corp.	12,773	286,641
Justsystems Corp.	3,503	229,200
Kagome Co. Ltd.	5,355	183,127
Keyence Corp.	15,039	6,797,329
Kobe Bussan Co. Ltd.(d)	14,834	417,889
Koei Tecmo Holdings Co. Ltd.	5,563	272,456
K’s Holdings Corp.	13,392	170,891
Kyowa Kirin Co. Ltd.	20,188	500,162
Lasertec Corp.	9,681	837,156
Lion Corp.	18,333	374,762
M3, Inc.	53,148	3,572,518
Mercari, Inc.(a)	5,975	251,483
Miura Co. Ltd.	7,210	337,602
MonotaRO Co. Ltd.	13,598	754,433
Murata Manufacturing Co. Ltd.	47,999	3,336,605
NEC Corp.	16,894	848,417
Nexon Co. Ltd.	32,342	903,064
Nihon M&A Center, Inc.	12,568	734,556
Nippo Corp.	3,504	89,829
Nippon Paint Holdings Co. Ltd.	15,246	1,369,427
Nippon Prologis REIT, Inc.	165	542,950
Nissin Foods Holdings Co. Ltd.	7,415	641,205
Nitori Holdings Co. Ltd.	9,065	1,868,670
Nomura Holdings, Inc.	222,899	990,402
Nomura Research Institute Ltd.	28,224	835,597
NTT DOCOMO, Inc.	56,238	2,091,038
OBIC Business Consultants Co. Ltd.	1,030	55,766
Obic Co. Ltd.	6,387	1,133,335
Olympus Corp.	93,115	1,771,626
Omron Corp.	16,070	1,152,908
Ono Pharmaceutical Co. Ltd.	46,969	1,335,296
Open House Co. Ltd.	3,504	119,157
Oracle Corp. Japan	2,472	247,342
Otsuka Corp.	6,388	294,530
Pan Pacific International Holdings Corp.	41,820	888,885
Seria Co. Ltd.	4,120	158,431
SG Holdings Co. Ltd.	36,672	882,247

	Shares	Value
Japan-(continued)
Shimano, Inc.	7,003	$1,591,987
SMC Corp.	4,427	2,341,813
Sony Corp.	86,731	7,196,333
Square Enix Holdings Co. Ltd.	6,594	386,027
Sugi Holdings Co. Ltd.	3,298	218,310
Taiyo Yuden Co. Ltd.	9,272	340,582
TDK Corp.	8,239	962,294
TIS, Inc.	11,948	228,697
Tokyo Electron Ltd.	12,565	3,353,391
Toyo Suisan Kaisha Ltd.	8,857	440,562
Trend Micro, Inc.	8,652	484,161
Tsuruha Holdings, Inc.	2,471	345,571
Unicharm Corp.	41,407	1,917,064
Welcia Holdings Co. Ltd.	10,918	428,198
Workman Co. Ltd.	2,474	218,433
Z Holdings Corp.	220,387	1,528,626
ZOZO, Inc.	5,767	146,244

		86,467,539

Luxembourg-0.22%
Eurofins Scientific SE(a)	824	656,336

Mexico-0.09%
Fresnillo PLC	18,745	281,759

Netherlands-7.33%
Adyen N.V.(a)(b)	3,748	6,319,576
ASML Holding N.V.	30,849	11,211,546
Koninklijke Ahold Delhaize N.V.	67,573	1,856,825
Prosus N.V.(a)	24,721	2,470,142

		21,858,089

New Zealand-0.87%
Fisher & Paykel Healthcare Corp. Ltd.	71,485	1,653,555
Spark New Zealand Ltd.	127,311	377,788
Xero Ltd.(a)	7,209	557,637

		2,588,980

Norway-0.50%
NEL ASA(a)(d)	94,556	178,847
Nordic Semiconductor ASA(a)	16,686	175,259
Orkla ASA	46,351	436,799
Scatec Solar ASA(b)	7,829	171,997
Schibsted ASA, Class A(a)	5,355	218,035
TOMRA Systems ASA	7,415	298,420

		1,479,357

Portugal-0.32%
EDP - Energias de Portugal S.A.	193,440	953,590

Singapore-0.30%
Ascendas REIT	159,861	337,165
Mapletree Industrial Trust	127,725	284,353
Mapletree Logistics Trust	184,170	263,004
Mapletree Logistics Trust, Rts., expiring 11/30/2020(a)(c)	3,516	0

		884,522

Spain-2.47%
Cellnex Telecom S.A.(b)	38,727	2,486,525
Iberdrola S.A.	374,316	4,414,721
Siemens Gamesa Renewable Energy S.A.	16,276	461,275

		7,362,521

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P International Developed Momentum ETF (IDMO)–(continued)

October 31, 2020

	Shares	Value
Sweden-3.39%
Atlas Copco AB, Class A	38,522	$1,700,375
Atlas Copco AB, Class B	22,453	860,924
Beijer Ref AB	5,356	147,903
Embracer Group AB(a)	16,479	333,240
Epiroc AB, Class B	19,160	274,663
EQT AB	19,777	376,714
Evolution Gaming Group AB(b)	16,480	1,223,806
Getinge AB, Class B	15,449	302,605
Holmen AB, Class B	7,416	281,105
Indutrade AB(a)	7,621	386,480
Investment AB Latour, Class B	8,447	197,198
Kinnevik AB, Class B	20,599	845,028
Lifco AB, Class B	2,473	180,867
Nibe Industrier AB, Class B(a)	28,016	675,445
Svenska Cellulosa AB S.C.A., Class B(a)	36,052	489,069
Sweco AB, Class B	5,975	300,994
Swedish Match AB	20,226	1,523,798

		10,100,214

Switzerland-8.53%
Givaudan S.A.	757	3,085,649
Lonza Group AG	7,828	4,741,810
Roche Holding AG	41,612	13,381,853
Roche Holding AG, BR	1,647	530,461
Sika AG	10,223	2,517,409
STMicroelectronics N.V.	38,316	1,168,029

		25,425,211

Taiwan-1.93%
Sea Ltd., ADR(a)	36,463	5,750,215

United Kingdom-6.89%
AstraZeneca PLC	77,253	7,757,314
Avast PLC(b)	61,594	377,817
B&M European Value Retail S.A.	53,355	334,454
Clarivate PLC(a)	20,807	577,394
ConvaTec Group PLC(b)	97,440	227,664
Croda International PLC	8,242	643,038
London Stock Exchange Group PLC	18,127	1,940,216
Ocado Group PLC(a)	47,998	1,412,518
Reckitt Benckiser Group PLC	45,939	4,039,142
Rentokil Initial PLC(a)	92,497	629,089

Investment Abbreviations:

ADR-American Depositary Receipt

BR-Bearer Shares

CDI-CREST Depository Interest

REIT-Real Estate Investment Trust

Rts.-Rights

	Shares	Value
United Kingdom-(continued)
Segro PLC	78,489	$915,406
Severn Trent PLC	14,420	453,075
SSE PLC	52,944	859,130
United Utilities Group PLC	33,783	377,146

		20,543,403

United States-1.34%
Atlassian Corp. PLC, Class A(a)	6,387	1,223,877
Inmode Ltd.(a)	1,237	45,225
James Hardie Industries PLC, CDI	26,987	655,347
Spotify Technology S.A.(a)	8,653	2,075,768

		4,000,217

Total Common Stocks & Other Equity Interests (Cost $308,673,441)		298,125,328

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(e)(f) (Cost $126,469)	126,469	126,469

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $308,799,910)		298,251,797

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.88%
Invesco Private Government Fund, 0.04%(e)(f)(g)	1,048,728	1,048,728
Invesco Private Prime Fund, 0.11%(e)(f)(g)	1,572,620	1,573,092

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,621,820)		2,621,820

TOTAL INVESTMENTS IN SECURITIES-100.88% (Cost $311,421,730)		300,873,617
OTHER ASSETS LESS LIABILITIES-(0.88)%		(2,637,016)

NET ASSETS-100.00%		$298,236,601

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P International Developed Momentum ETF (IDMO)–(continued)

October 31, 2020

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $17,535,166, which represented 5.88% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(d)	All or a portion of this security was out on loan at October 31, 2020.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$4,328,383	$(4,201,914)	$-	$-	$126,469	$2
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	876,008	(876,008)	-	-	-	12
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	7,660	216,817	(224,477)	-	-	-	130	*
Invesco Liquid Assets Portfolio, Institutional Class	2,541	45,000	(47,535)	-	(6)	-	48	*
Invesco Private Government Fund	-	2,086,322	(1,037,594)	-	-	1,048,728	19	*
Invesco Private Prime Fund	-	2,012,881	(439,790)	-	1	1,573,092	59	*

Total	$10,201	$9,565,411	$(6,827,318)	$-	$(5)	$2,748,289	$270

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Statements of Assets and Liabilities

October 31, 2020

	Invesco FTSE International Low Beta Equal Weight ETF (IDLB)	Invesco S&P Emerging Markets Low Volatility ETF (EELV)	Invesco S&P Emerging Markets Momentum ETF (EEMO)	Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)
Assets:
Unaffiliated investments in securities, at value(a)	$8,938,749	$269,568,737	$5,766,830	$15,581,804
Affiliated investments in securities, at value	151,953	2,303,655	63,930	190,483
Foreign currencies, at value	10,348	749,738	20,493	184
Receivable for:
Dividends	26,412	203,646	5,365	79,078
Securities lending	83	4,283	28	311
Investments sold	-	-	-	-
Foreign tax reclaims	187,692	44,777	-	9,143

Total assets	9,315,237	272,874,836	5,856,646	15,861,003

Liabilities:
Due to custodian	22,002	1,272,250	20,781	25,992
Payable for:
Investments purchased	-	23	-	-
Collateral upon return of securities loaned	151,953	2,303,634	63,930	190,483
Accrued unitary management fees	3,621	92,183	1,620	4,130

Total liabilities	177,576	3,668,090	86,331	220,605

Net Assets	$9,137,661	$269,206,746	$5,770,315	$15,640,398

Net assets consist of:
Shares of beneficial interest	$25,491,293	$398,503,852	$6,585,410	$19,321,048
Distributable earnings (loss)	(16,353,632)	(129,297,106)	(815,095)	(3,680,650)

Net Assets	$9,137,661	$269,206,746	$5,770,315	$15,640,398

Shares outstanding (unlimited amount authorized, $0.01 par value)	350,001	13,500,000	350,000	700,001
Net asset value	$26.11	$19.94	$16.49	$22.34

Market price	$26.04	$19.82	$16.51	$22.49

Unaffiliated investments in securities, at cost	$9,064,415	$271,550,093	$4,604,485	$16,689,824

Affiliated investments in securities, at cost	$151,953	$2,303,634	$63,930	$190,483

Foreign currencies, at cost	$9,935	$738,582	$20,321	$178

(a)Includes securities on loan with an aggregate value of:	$136,688	$2,186,230	$53,785	$170,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P International Developed Low Volatility ETF (IDLV)	Invesco S&P International Developed Momentum ETF (IDMO)

$769,756,540	$298,125,328
16,986,572	2,748,289
9,544	53

4,090,607	31,186
19,121	3,529
-	2,045
1,187,958	4,002

792,050,342	300,914,432

314,974	-

38	-
16,986,572	2,621,820
184,521	56,011

17,486,105	2,677,831

$774,564,237	$298,236,601

$987,853,437	$310,593,399
(213,289,200)	(12,356,798)

$774,564,237	$298,236,601

28,300,000	10,300,000
$27.37	$28.96

$27.43	$28.92

$789,082,674	$308,673,441

$16,986,572	$2,748,289

$12,899	$50

$15,937,949	$2,275,682

43

Statements of Operations

For the year ended October 31, 2020

	Invesco FTSE International Low Beta Equal Weight ETF (IDLB)	Invesco S&P Emerging Markets Low Volatility ETF (EELV)	Invesco S&P Emerging Markets Momentum ETF (EEMO)		Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)
Investment income:
Unaffiliated interest income	$-	$-	$16		$-
Unaffiliated dividend income	540,703	11,505,921	159,371		753,237
Affiliated dividend income	125	1,120	117		143
Securities lending income	8,854	28,136	254		3,126
Foreign withholding tax	(47,525)	(1,313,329)	(17,255)		(71,916)

Total investment income	502,157	10,221,848	142,503		684,590

Expenses:
Unitary management fees	102,743	1,045,533	21,918		43,801

Less: Waivers	(28)	(246,793)	(4,657)		(33)

Net expenses	102,715	798,740	17,261		43,768

Net investment income	399,442	9,423,108	125,242		640,822

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(3,290,414)	(50,014,697)	(1,048,983	)(a)	(1,735,671)
Affiliated investment securities	(61)	(40)	(6)		106
In-kind redemptions	(531,314)	(7,142,899)	358,904		128,359
Foreign currencies	2,964	(72,116)	(21,742)		(7,661)

Net realized gain (loss)	(3,818,825)	(57,229,752)	(711,827)		(1,614,867)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(394,646)	(2,594,422)	668,499	(b)	(1,752,041)
Affiliated investment securities	(14)	21	(5)		-
Foreign currencies	11,367	6,648	(98)		1,202

Change in net unrealized appreciation (depreciation)	(383,293)	(2,587,753)	668,396		(1,750,839)

Net realized and unrealized gain (loss)	(4,202,118)	(59,817,505)	(43,431)		(3,365,706)

Net increase (decrease) in net assets resulting from operations	$(3,802,676)	$(50,394,397)	$81,811		$(2,724,884)

(a)	Net of foreign taxes of $201.
(b)	Net of foreign taxes of $1,533.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P International Developed Low Volatility ETF (IDLV)	Invesco S&P International Developed Momentum ETF (IDMO)

$-	$-
29,287,532	107,734
9,445	14
185,957	3,672
(2,947,628)	(14,738)

26,535,306	96,682

2,673,085	64,898

(480,058)	(1,340)

2,193,027	63,558

24,342,279	33,124

(122,849,679)	(188,025)
(1,202)	(5)
23,874,399	937,967
(338,746)	(932)

(99,315,228)	749,005

(98,589,661)	(10,768,047)
(313)	-
110,010	(64)

(98,479,964)	(10,768,111)

(197,795,192)	(10,019,106)

$(173,452,913)	$(9,985,982)

45

Statements of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	Invesco FTSE International Low Beta Equal Weight ETF (IDLB)		Invesco S&P Emerging Markets Low Volatility ETF (EELV)
	2020	2019	2020	2019
Operations:
Net investment income	$399,442	$2,415,163	$9,423,108	$10,014,091
Net realized gain (loss)	(3,818,825)	1,941,655	(57,229,752)	(7,722,334)
Change in net unrealized appreciation (depreciation)	(383,293)	3,926,336	(2,587,753)	12,756,268

Net increase (decrease) in net assets resulting from operations	(3,802,676)	8,283,154	(50,394,397)	15,048,025

Distributions to Shareholders from:
Distributable earnings	(658,693)	(2,663,090)	(9,726,970)	(14,807,076)

Shareholder Transactions:
Proceeds from shares sold	-	38,328,349	117,564,428	92,611,360
Value of shares repurchased	(40,031,688)	(99,591,478)	(124,343,540)	(3,576,939)
Transaction fees	15,359	-	474,852	86,655

Net increase (decrease) in net assets resulting from share transactions	(40,016,329)	(61,263,129)	(6,304,260)	89,121,076

Net increase (decrease) in net assets	(44,477,698)	(55,643,065)	(66,425,627)	89,362,025

Net assets:
Beginning of year	53,615,359	109,258,424	335,632,373	246,270,348

End of year	$9,137,661	$53,615,359	$269,206,746	$335,632,373

Changes in Shares Outstanding:
Shares sold	-	1,400,000	5,650,000	3,900,000
Shares repurchased	(1,550,000)	(3,550,000)	(6,600,000)	(150,000)
Shares outstanding, beginning of year	1,900,001	4,050,001	14,450,000	10,700,000

Shares outstanding, end of year	350,001	1,900,001	13,500,000	14,450,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

		Invesco S&P International		Invesco S&P International		Invesco S&P International
Invesco S&P Emerging Markets		Developed High Dividend		Developed Low Volatility ETF		Developed Momentum ETF
Momentum ETF (EEMO)		Low Volatility ETF (IDHD)		(IDLV)		(IDMO)
2020	2019	2020	2019	2020	2019	2020	2019

$125,242	$203,116	$640,822	$454,113	$24,342,279	$25,935,348	$33,124	$60,984
(711,827)	(976,139)	(1,614,867)	(192,917)	(99,315,228)	(12,989,782)	749,005	(148,718)
668,396	1,692,906	(1,750,839)	1,100,346	(98,479,964)	101,291,478	(10,768,111)	361,473

81,811	919,883	(2,724,884)	1,361,542	(173,452,913)	114,237,044	(9,985,982)	273,739

(131,358)	(1,227,256)	(875,930)	(462,652)	(48,157,293)	(27,200,949)	(61,403)	(74,476)

2,249,937	-	8,766,348	10,898,206	377,754,851	436,062,565	311,702,336	-
(2,371,906)	(6,681,594)	(3,825,583)	(2,734,982)	(370,632,314)	(71,976,046)	(6,103,728)	-
1,016	5,965	-	-	-	-	-	-

(120,953)	(6,675,629)	4,940,765	8,163,224	7,122,537	364,086,519	305,598,608	-

(170,500)	(6,983,002)	1,339,951	9,062,114	(214,487,669)	451,122,614	295,551,223	199,263

5,940,815	12,923,817	14,300,447	5,238,333	989,051,906	537,929,292	2,685,378	2,486,115

$5,770,315	$5,940,815	$15,640,398	$14,300,447	$774,564,237	$989,051,906	$298,236,601	$2,685,378

150,000	-	350,000	400,000	12,650,000	13,300,000	10,400,000	-
(150,000)	(400,000)	(150,000)	(100,000)	(12,950,000)	(2,150,000)	(200,000)	-
350,000	750,000	500,001	200,001	28,600,000	17,450,000	100,000	100,000

350,000	350,000	700,001	500,001	28,300,000	28,600,000	10,300,000	100,000

47

Financial Highlights

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)

						For the Period November 04, 2015(a) Through October 31, 2016
	Years Ended October 31,
	2020	2019		2018	2017

Per Share Operating Performance:
Net asset value at beginning of period	$28.22	$26.98		$29.47	$25.09	$24.92

Net investment income(b)	0.47	0.68		0.67	0.64	0.54
Net realized and unrealized gain (loss) on investments	(2.05)	1.43		(2.30)	4.45	0.03

Total from investment operations	(1.58)	2.11		(1.63)	5.09	0.57

Distributions to shareholders from:
Net investment income	(0.55)	(0.87)		(0.86)	(0.71)	(0.40)

Transaction fees(b)	0.02	-		-	-	-

Net asset value at end of period	$26.11	$28.22		$26.98	$29.47	$25.09

Market price at end of period(c)	$26.04	$28.02		$26.86	$29.44	$25.20

Net Asset Value Total Return(d)	(5.44)%	7.94%		(5.81)%	20.63%	2.33	%(e)
Market Price Total Return(d)	(5.02)%	7.65%		(6.12)%	19.98%	2.77	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$9,138	$53,615		$109,258	$134,104	$146,797

Ratio to average net assets of:
Expenses	0.45%	0.46	%(f)	0.45%	0.45%	0.45	%(g)
Net investment income	1.75%	2.48	%(f)	2.23%	2.38%	2.22	%(g)
Portfolio turnover rate(h)	38%	53%		50%	39%	59%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (November 5, 2015, the first day of trading on the exchange) to October 31, 2016 was 2.17%. The market price total return from Fund Inception to October 31, 2016 was 2.16%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Financial Highlights–(continued)

Invesco S&P Emerging Markets Low Volatility ETF (EELV)

	Years Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$23.23	$23.02	$24.59	$22.27	$22.31

Net investment income(a)	0.72	0.74	1.04	0.63	0.57
Net realized and unrealized gain (loss) on investments	(3.33)	0.58	(1.68)	2.29	(0.14)

Total from investment operations	(2.61)	1.32	(0.64)	2.92	0.43

Distributions to shareholders from:
Net investment income	(0.72)	(1.12)	(1.01)	(0.61)	(0.49)

Transaction fees(a)	0.04	0.01	0.08	0.01	0.02

Net asset value at end of year	$19.94	$23.23	$23.02	$24.59	$22.27

Market price at end of year(b)	$19.82	$23.12	$23.03	$24.63	$22.15

Net Asset Value Total Return(c)	(10.92)%	5.87%	(2.54)%	13.30%	2.12%
Market Price Total Return(c)	(11.03)%	5.32%	(2.60)%	14.09%	2.39%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$269,207	$335,632	$246,270	$277,832	$269,478
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.29%	0.29%	0.29%
Expenses, prior to Waivers	0.38%	0.45%	0.45%	0.45%	0.45%
Net investment income	3.42%	3.14%	4.12%	2.74%	2.60%
Portfolio turnover rate(d)	114%	67%	125%	81%	73%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Financial Highlights–(continued)

Invesco S&P Emerging Markets Momentum ETF (EEMO)

	Years Ended October 31,
	2020	2019		2018		2017		2016
Per Share Operating Performance:
Net asset value at beginning of year	$16.97	$17.23		$20.85		$15.87		$16.20

Net investment income(a)	0.32	0.40		0.27	(b)	0.40		0.22
Net realized and unrealized gain (loss) on investments	(0.46)	1.61		(3.03)		4.70		(0.23)

Total from investment operations	(0.14)	2.01		(2.76)		5.10		(0.01)

Distributions to shareholders from:
Net investment income	(0.34)	(0.43)		(0.14)		(0.37)		(0.32)

Net realized gains	-	(1.85)		(0.76)		-		-

Total distributions	(0.34)	(2.28)		(0.90)		(0.37)		(0.32)

Transaction fees(a)	0.00 (c)	0.01		0.04		0.25		-

Net asset value at end of year	$16.49	$16.97		$17.23		$20.85		$15.87

Market price at end of year(d)	$16.51	$16.92		$17.18		$20.96		$15.84

Net Asset Value Total Return(e)	0.20%	13.60%		(13.66)%		34.38%		0.17%
Market Price Total Return(e)	0.59%	13.66%		(14.35)%		35.37%		0.69%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$5,770	$5,941		$12,924		$390,986		$1,587
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.36	%(f)(g)	0.27	%(f)	0.27	%(f)	0.28%
Expenses, prior to Waivers	0.37%	0.53	%(f)(g)	0.45	%(f)	0.45	%(f)	0.45%
Net investment income	2.10%	2.42	%(g)	1.26	%(b)	2.16%		1.44%
Portfolio turnover rate(h)	172%	114%		140%		111%		182%

(a)	Based on average shares outstanding.
(b)

Net Investment income per share and the ratio of net investment income to average net assets include a non-cash taxable distribution received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the non-cash taxable distribution are $0.17 and 0.83%, respectively.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(g)	Ratios include non-recurring costs associated with a proxy statement of 0.08%.
(h)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Financial Highlights–(continued)

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)

					For the Period November 29, 2016(a) Through October 31, 2017
	Years Ended October 31,
	2020	2019		2018

Per Share Operating Performance:
Net asset value at beginning of period	$28.60	$26.19		$28.39	$25.19

Net investment income(b)	1.07	1.25		1.27	1.02
Net realized and unrealized gain (loss) on investments	(5.83)	2.41		(2.09)	3.16

Total from investment operations	(4.76)	3.66		(0.82)	4.18

Distributions to shareholders from:
Net investment income	(1.50)	(1.25)		(1.38)	(0.98)

Net asset value at end of period	$22.34	$28.60		$26.19	$28.39

Market price at end of period(c)	$22.49	$28.61		$26.41	$28.60

Net Asset Value Total Return(d)	(16.91)%	14.30%		(3.11)%	16.70	%(e)
Market Price Total Return(d)	(16.38)%	13.34%		(3.06)%	17.55	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$15,640	$14,300		$5,238	$4,258
Ratio to average net assets of:
Expenses	0.30%	0.37	%(f)	0.30%	0.30	%(g)
Net investment income	4.39%	4.60	%(f)	4.51%	4.00	%(g)
Portfolio turnover rate(h)	88%	58%		65%	72%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 1, 2016, the first day of trading on the exchange) to October 31, 2017 was 17.22%. The market price total return from Fund Inception to October 31, 2017 was 18.16%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.07%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Financial Highlights–(continued)

Invesco S&P International Developed Low Volatility ETF (IDLV)

	Years Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$34.58	$30.83	$33.28	$29.32	$29.99

Net investment income(a)	0.83	1.15	1.08	1.00	0.99
Net realized and unrealized gain (loss) on investments	(6.40)	3.79	(2.22)	4.04	(0.55)

Total from investment operations	(5.57)	4.94	(1.14)	5.04	0.44

Distributions to shareholders from:
Net investment income	(1.64)	(1.19)	(1.31)	(1.08)	(1.11)

Net asset value at end of year	$27.37	$34.58	$30.83	$33.28	$29.32

Market price at end of year(b)	$27.43	$34.57	$30.76	$33.29	$29.38

Net Asset Value Total Return(c)	(16.49)%	16.33%	(3.62)%	17.59%	1.56%
Market Price Total Return(c)	(16.28)%	16.56%	(3.87)%	17.38%	2.07%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$774,564	$989,052	$537,929	$569,124	$384,137
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses, prior to Waivers	0.30%	0.35%	0.35%	0.35%	0.35%
Net investment income	2.77%	3.51%	3.26%	3.19%	3.33%
Portfolio turnover rate(d)	99%	59%	65%	69%	56%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P International Developed Momentum ETF (IDMO)

	Years Ended October 31,
	2020	2019		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$26.85	$24.86		$27.96	$23.57	$25.85

Net investment income(a)	0.04	0.61		0.61	0.71	0.51
Net realized and unrealized gain (loss) on investments	2.58	2.12		(3.04)	4.49	(2.30)

Total from investment operations	2.62	2.73		(2.43)	5.20	(1.79)

Distributions to shareholders from:
Net investment income	(0.51)	(0.74)		(0.67)	(0.81)	(0.49)

Net asset value at end of year	$28.96	$26.85		$24.86	$27.96	$23.57

Market price at end of year(b)	$28.92	$26.79		$24.78	$27.80	$23.51

Net Asset Value Total Return(c)	10.14%	11.30%		(8.95)%	22.57%	(6.92)%
Market Price Total Return(c)	10.24%	11.42%		(8.70)%	22.19%	(6.77)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$298,237	$2,685		$2,486	$2,796	$3,535
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.53	%(d)	0.25%	0.26%	0.26%
Expenses, prior to Waivers	0.26%	0.63	%(d)	0.35%	0.36%	0.36%
Net investment income	0.13%	2.39	%(d)	2.21%	2.87%	2.13%
Portfolio turnover rate(e)	15%	104%		123%	134%	198%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.27%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)	“FTSE International Low Beta Equal Weight ETF”

Invesco S&P Emerging Markets Low Volatility ETF (EELV)	“S&P Emerging Markets Low Volatility ETF”

Invesco S&P Emerging Markets Momentum ETF (EEMO)	“S&P Emerging Markets Momentum ETF”

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)	“S&P International Developed High Dividend Low Volatility ETF”

Invesco S&P International Developed Low Volatility ETF (IDLV)	“S&P International Developed Low Volatility ETF”

Invesco S&P International Developed Momentum ETF (IDMO)	“S&P International Developed Momentum ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of FTSE International Low Beta Equal Weight ETF which are listed and traded on The Nasdaq Stock Market and Shares of S&P International Developed High Dividend Low Volatility ETF, which are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”).

Fund	Underlying Index

FTSE International Low Beta Equal Weight ETF	FTSE Developed ex-U.S. Low Beta Equal Weight Index

S&P Emerging Markets Low Volatility ETF	S&P BMI Emerging Markets Low Volatility IndexTM

S&P Emerging Markets Momentum ETF	S&P Momentum Emerging Plus LargeMidCap Index

S&P International Developed High Dividend Low Volatility ETF	S&P EPAC Ex-Korea Low Volatility High Dividend Index

S&P International Developed Low Volatility ETF	S&P BMI International Developed Low VolatilityTM Index

S&P International Developed Momentum ETF	S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in a fund that are held as investments (the “Underlying Fund”), if any, of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are the same as those set forth below.

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an

53

independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each

54

Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Geographic Concentration Risk. A natural or other disaster could occur in a country or geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected country or region.

High Dividend Paying Securities Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in which a Fund invests and the capital resources available for such companies’ dividend payments may adversely affect a Fund.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry

55

groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies and securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies tend to have less experienced management as well as limited product and market diversification and financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk. To the extent certain Funds become non-diversified, such Funds may invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase certain Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Funds’ performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their respective portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of their respective securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations

56

and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general

57

indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.
J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the

58

election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

	Unitary Management Fees (as a % of average daily net assets)

FTSE International Low Beta Equal Weight ETF	0.45%

S&P Emerging Markets Low Volatility ETF	0.29	%*

S&P Emerging Markets Momentum ETF	0.29	%*

S&P International Developed High Dividend Low Volatility ETF	0.30%

S&P International Developed Low Volatility ETF	0.25	%**

S&P International Developed Momentum ETF	0.25	%**

*

Effective May 1, 2020, the Adviser contractually reduced the annual unitary management fee from 0.45% to 0.29% of the Fund’s average daily net assets. Prior to May 1, 2020, the Adviser agreed to waive a portion of its annual unitary management fee, which resulted in a net annual unitary management fee of 0.29% of the Fund’s average daily net assets.

**

Effective May 1, 2020, the Adviser contractually reduced the annual unitary management fee from 0.35% to 0.25% of the Fund’s average daily net assets. Prior to May 1, 2020, the Adviser agreed to waive a portion of its annual unitary management fee, which resulted in a net annual unitary management fee of 0.25% of the Fund’s average daily net assets.

Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2020, the Adviser waived fees for each Fund in the following amounts:

FTSE International Low Beta Equal Weight ETF	$28

S&P Emerging Markets Low Volatility ETF	246,793

S&P Emerging Markets Momentum ETF	4,657

S&P International Developed High Dividend Low Volatility ETF	33

S&P International Developed Low Volatility ETF	480,058

S&P International Developed Momentum ETF	1,340

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

FTSE International Low Beta Equal Weight ETF	FTSE International Ltd.

S&P Emerging Markets Low Volatility ETF	S&P Dow Jones Indices LLC

S&P Emerging Markets Momentum ETF	S&P Dow Jones Indices LLC

S&P International Developed High Dividend Low Volatility ETF	S&P Dow Jones Indices LLC

S&P International Developed Low Volatility ETF	S&P Dow Jones Indices LLC

S&P International Developed Momentum ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended October 31, 2020, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Fund, as listed below:

S&P Emerging Markets Low Volatility ETF	$382

S&P Emerging Markets Momentum ETF	9

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active

59

market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.

Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
FTSE International Low Beta Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$8,938,749	$-	$0	$8,938,749

Money Market Funds	-	151,953	-	151,953

Total Investments	$8,938,749	$151,953	$0	$9,090,702

S&P Emerging Markets Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$269,568,737	$-	$-	$269,568,737

Money Market Funds	-	2,303,655	-	2,303,655

Total Investments	$269,568,737	$2,303,655	$-	$271,872,392

S&P Emerging Markets Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$5,766,457	$153	$0	$5,766,610

Non-U.S. Dollar Denominated Bonds & Notes	-	220	-	220

Money Market Funds	-	63,930	-	63,930

Total Investments	$5,766,457	$64,303	$0	$5,830,760

S&P International Developed High Dividend Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$15,581,804	$-	$-	$15,581,804

Money Market Funds	-	190,483	-	190,483

Total Investments	$15,581,804	$190,483	$-	$15,772,287

S&P International Developed Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$769,756,540	$-	$-	$769,756,540

Money Market Funds	-	16,986,572	-	16,986,572

Total Investments	$769,756,540	$16,986,572	$-	$786,743,112

S&P International Developed Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$298,125,328	$-	$0	$298,125,328

Money Market Funds	126,469	2,621,820	-	2,748,289

Total Investments	$298,251,797	$2,621,820	$0	$300,873,617

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NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019
	Ordinary Income*	Ordinary Income*	Long-Term Capital Gains

FTSE International Low Beta Equal Weight ETF	$658,693	$2,663,090	$-

S&P Emerging Markets Low Volatility ETF	9,726,970	14,807,076	-

S&P Emerging Markets Momentum ETF	131,358	1,203,025	24,231

S&P International Developed High Dividend Low Volatility ETF	875,930	462,652	-

S&P International Developed Low Volatility ETF	48,157,293	27,200,949	-

S&P International Developed Momentum ETF	61,403	74,476	-

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

FTSE International Low Beta Equal Weight ETF	$21,760	$(248,281)	$9,854	$(16,136,965)	$25,491,293	$9,137,661

S&P Emerging Markets Low Volatility ETF	385,636	(6,096,013)	1,961	(123,588,690)	398,503,852	269,206,746

S&P Emerging Markets Momentum ETF	-	1,152,795	(209)	(1,967,681)	6,585,410	5,770,315

S&P International Developed High Dividend Low Volatility ETF	40,151	(1,185,197)	868	(2,536,472)	19,321,048	15,640,398

S&P International Developed Low Volatility ETF	-	(22,099,000)	102,264	(191,292,464)	987,853,437	774,564,237

S&P International Developed Momentum ETF	-	(10,576,668)	(45)	(1,780,085)	310,593,399	298,236,601

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of October 31, 2020:

	No expiration
	Short-Term	Long-Term	Total*
FTSE International Low Beta Equal Weight ETF	$7,279,616	$8,857,349	$16,136,965

S&P Emerging Markets Low Volatility ETF	71,055,956	52,532,734	123,588,690
S&P Emerging Markets Momentum ETF	1,292,435	675,246	1,967,681

S&P International Developed High Dividend Low Volatility ETF	1,391,074	1,145,398	2,536,472
S&P International Developed Low Volatility ETF	107,271,504	84,020,960	191,292,464

S&P International Developed Momentum ETF	1,331,865	448,220	1,780,085

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2020, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
FTSE International Low Beta Equal Weight ETF	$8,694,689	$12,636,206

S&P Emerging Markets Low Volatility ETF	315,277,368	318,264,077

S&P Emerging Markets Momentum ETF	10,683,070	10,178,793

S&P International Developed High Dividend Low Volatility ETF	13,125,209	12,821,391

S&P International Developed Low Volatility ETF	855,789,009	882,936,107

S&P International Developed Momentum ETF	7,672,812	3,855,422

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For the fiscal year ended October 31, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
FTSE International Low Beta Equal Weight ETF	$-	$36,264,301

S&P Emerging Markets Low Volatility ETF	39,675,491	43,131,070
S&P Emerging Markets Momentum ETF	907,608	1,561,337

S&P International Developed High Dividend Low Volatility ETF	8,755,321	4,382,522
S&P International Developed Low Volatility ETF	376,773,668	368,688,713

S&P International Developed Momentum ETF	308,276,236	6,632,360

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. At October 31, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
FTSE International Low Beta Equal Weight ETF	$806,780	$(1,055,061)	$(248,281)	$9,338,983

S&P Emerging Markets Low Volatility ETF	18,452,763	(24,548,776)	(6,096,013)	277,968,405
S&P Emerging Markets Momentum ETF	1,298,012	(145,217)	1,152,795	4,677,965

S&P International Developed High Dividend Low Volatility ETF	499,433	(1,684,630)	(1,185,197)	16,957,484
S&P International Developed Low Volatility ETF	38,250,903	(60,349,903)	(22,099,000)	808,842,112

S&P International Developed Momentum ETF	4,607,258	(15,183,926)	(10,576,668)	311,450,285

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, distributions and passive foreign investment companies, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

FTSE International Low Beta Equal Weight ETF	$244,441	$649,694	$(894,135)

S&P Emerging Markets Low Volatility ETF	(17,082)	7,738,351	(7,721,269)

S&P Emerging Markets Momentum ETF	5,366	(320,008)	314,642

S&P International Developed High Dividend Low Volatility ETF	242,941	(282,113)	39,172

S&P International Developed Low Volatility ETF	22,998,770	(25,994,180)	2,995,410

S&P International Developed Momentum ETF	25,464	(927,162)	901,698

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the

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value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco FTSE International Low Beta Equal Weight ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco FTSE International Low Beta Equal Weight ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF (six of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 23, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco FTSE International Low Beta Equal Weight ETF (IDLB)
Actual	$1,000.00	$1,098.90	0.45%	$2.37
Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.45	2.29
Invesco S&P Emerging Markets Low Volatility ETF (EELV)
Actual	1,000.00	1,070.70	0.29	1.51
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
Invesco S&P Emerging Markets Momentum ETF (EEMO)
Actual	1,000.00	1,335.20	0.29	1.70
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)
Actual	1,000.00	1,042.90	0.30	1.54
Hypothetical (5% return before expenses)	1,000.00	1,023.63	0.30	1.53
Invesco S&P International Developed Low Volatility ETF (IDLV)
Actual	1,000.00	1,030.50	0.25	1.28
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27

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Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P International Developed Momentum ETF (IDMO)
Actual	$1,000.00	$1,165.70	0.25%	$1.36
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*

Invesco FTSE International Low Beta Equal Weight ETF	83%	0%	0%

Invesco S&P Emerging Markets Low Volatility ETF	43%	0%	0%

Invesco S&P Emerging Markets Momentum ETF	46%	0%	0%

Invesco S&P International Developed High Dividend Low Volatility ETF	58%	0%	0%

Invesco S&P International Developed Low Volatility ETF	51%	0%	0%

Invesco S&P International Developed Momentum ETF	100%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes Per Share	Foreign Source Income Per Share

Invesco FTSE International Low Beta Equal Weight ETF	$0.1945	$1.5444

Invesco S&P Emerging Markets Low Volatility ETF	0.0961	0.8294

Invesco S&P Emerging Markets Momentum ETF	0.0497	0.4384

Invesco S&P International Developed High Dividend Low Volatility ETF	0.0579	1.0762

Invesco S&P International Developed Low Volatility ETF	0.0715	1.0331

Invesco S&P International Developed Momentum ETF	-	-

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of October 31, 2020

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	216	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	216	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	216	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	216	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	216	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	216	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005- 2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	216	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s
					and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	216	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	216	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

73

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008- 2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	216	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

74

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); Authorized Person, Accretive Asset Management LLC (2018-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

75

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal – US ETFs and Secretary, Invesco Capital Management LLC (2020-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2020-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary (2020-Present), Invesco Capital Markets, Inc. and Invesco Investment Advisers LLC; Assistant Secretary, The Invesco Funds (2014-Present); formerly, Assistant Secretary, Invesco Capital Management LLC (2015-2020) and Invesco Specialized Products, LLC (2018-2020); Assistant Secretary (2014-2020) and Chief Compliance Officer (2017), Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Senior Counsel, Invesco Ltd. (2013-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

76

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

77

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-HBLV-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

October 31, 2020

PCY	Invesco Emerging Markets Sovereign Debt ETF

PGHY	Invesco Global Short Term High Yield Bond ETF

PICB	Invesco International Corporate Bond ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

At the outset of the fiscal year, improving economic conditions during the fourth quarter of 2019 provided the backdrop for strong equity market returns. Investors were encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (“the Fed”) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August, revised second quarter GDP fell by 31.40%2, a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but reached record highs by the end of August.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Activity was better than expected across many areas of the economy. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Despite October posting negative returns for the major stock indices in the US and globally, the S&P 500 Index returned 9.71% for the fiscal year.

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Economic Analysis

Fixed Income

At the start of the fiscal year, US economic data remained supportive of continued economic expansion as fourth quarter 2019 GDP grew 2.40%.1 The US economy continued to add jobs, pushing the unemployment rate to 3.50% at the close of the 2019 calendar year, while inflation remained subdued.2 However, initial optimism in 2020 was dampened by the outbreak of the novel coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market ended abruptly, while global equity markets also fell sharply.

As market panic set in, central banks around the world took aggressive action to support both local markets and the global economy. In the US, the Fed accomplished this with one 0.25% rate cut on March 3, followed by a 1.00% rate cut on March 16, bringing the target Fed Funds range of 0.00% to 0.25%.3 Second quarter GDP fell by an annualized rate of 31.40%,1 and unemployment in the US rose to 14.70%2 in April, a rate not seen since 1940.

The 10-year US Treasury yield reached a high of 1.94%4 in November of 2019 due to the continued strength of the global economy. However, a severe risk-off tone drove US Treasury yields sharply lower in mid-February as COVID-19 began its spread through Europe before falling sharply to a level of 0.54%4 in February of 2020 amid COVID-19 concerns. Throughout the remainder of the fiscal year, US Treasury yields remained comparatively low, as the Fed prolonged its accomodative stance and continued geoeconomic uncertainty forced investors to seek higher quality fixed income instruments. The 10-year US Treasury yield ended the fiscal year at 0.87%, 82 basis points lower than at the beginning of the fiscal year.4 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays US Aggregate Bond Index, gained 6.19% for the fiscal year. Positive performance for the index was largely attributable to the sharp decline in US Treasury yields. The four primary sectors of the Bloomberg Barclays US Aggregate Bond Index—government-related, corporate, securitized and treasury—posted positive returns for the fiscal year. Out-of-index exposure, such as high yield and US dollar-denominated emerging market (EM) corporate debt, experienced small gains despite longer-term economic concerns stemming from the COVID-19 pandemic. Helping to support returns in high yield was the Fed’s corporate bond purchase program, while US dollar-denominated EM corporate debt was bouyed by very accommodative central bank policies.

[1]	Source: Bureau of Economic Analysis
[2]	Source: Bureau of Labor Statistics
[3]	Source: US Federal Reserve
[4]	Source: US Treasury Department

3

The Market Environment (continued)

Global Equity

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

4

PCY	Management’s Discussion of Fund Performance
Invesco Emerging Markets Sovereign Debt ETF (PCY)

As an index fund, the Invesco Emerging Markets Sovereign Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the DBIQ Emerging Market USD Liquid Balanced Index (the “Index”). The Fund generally will invest 80% of its total assets in U.S. dollar denominated government bonds from emerging market countries that comprise the Index. The Index measures potential returns of a theoretical portfolio of liquid emerging market U.S. dollar denominated government bonds.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects one to three securities from each eligible emerging market country as determined by the Index Provider that (i) are denominated in U.S. dollars, (ii) are sovereign bonds, (iii) have at least three years to maturity, (iv) have an outstanding float of at least $500 million or greater, and (v) have a fixed coupon. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned (3.38)%. On a net asset value (“NAV”) basis, the Fund returned (3.07)%. During the same time period, the Index returned (2.14)%. During the fiscal year, the Fund mostly replicated the components of the Index; the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses as well as trading costs incurred by the Fund during the period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 1.97%. The Benchmark Index is an unmanaged index weighted by country, which limits weights of countries with higher debt outstanding, reallocating this excess to countries with lower debt outstanding, based on the average performance of approximately 800 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

Relative to the Benchmark Index, the Fund was most overweight in the country of Paraguay and most underweight in the country of Uruguay during the fiscal year ended October 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s higher allocation to the country of Lebanon, followed by security selection in the country of Ecuador.

For the fiscal year ended October 31, 2020, the country of Saudi Arabia contributed most significantly to the Fund’s return, followed by the country of Russia and the country of Qatar, respectively. The country of Ecuador detracted most significantly from the Fund’s return, followed by the country of Lebanon and the country of Sri Lanka, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020, included Mongolia Government International Bond, 8.75% coupon, due 03/09/2024 (portfolio average weight of 1.47%), and Angolan Government International Bond, 9.50% coupon, due 11/12/2025 (portfolio average weight of 0.78%). Positions that detracted most significantly from the Fund’s return during this period included Ecuador Government International Bond, 9.63% coupon, due 06/02/2027 (no longer held at fiscal year-end) and Ecuador Government International Bond, 9.65% coupon, due 12/13/2026 (no longer held at fiscal year-end).

5

Invesco Emerging Markets Sovereign Debt ETF (PCY) (continued)

Country Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Saudi Arabia	3.23
Qatar	3.21
Kazakhstan	3.19
Peru	3.17
Chile	3.16
Poland	3.15
China	3.15
United Arab Emirates	3.15
Hungary	3.13
Romania	3.11
Panama	3.10
Paraguay	3.10
Indonesia	3.07
Russia	3.07
Philippines	3.05
Jordan	2.99
Kenya	2.98
Colombia	2.96
Dominican Republic	2.96
Nigeria	2.93
Mexico	2.90
Brazil	2.86
Egypt	2.85
Pakistan	2.84
Bahrain	2.82
South Africa	2.82
Turkey	2.80
Ukraine	2.76
Oman	2.70
Costa Rica	2.37
Angola	2.29
El Salvador	2.13
Sri Lanka	1.62
Mongolia	1.50
Croatia	1.49
Money Market Funds Plus Other Assets Less Liabilities	1.39

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
Chile Government International Bond, 3.13%, 01/21/2026	1.61
Republic of Poland Government International Bond, 3.25%, 04/06/2026	1.58
Republic of Poland Government International Bond, 4.00%, 01/22/2024	1.57
Chile Government International Bond, 3.86%, 06/21/2047	1.55
Mongolia Government International Bond, 8.75%, 03/09/2024	1.50
Croatia Government International Bond, 6.00%, 01/26/2024	1.49
Peruvian Government International Bond, 5.63%, 11/18/2050	1.11
Saudi Government International Bond, 4.50%, 10/26/2046	1.09
Qatar Government International Bond, 5.10%, 04/23/2048	1.09
Kazakhstan Government International Bond, 6.50%, 07/21/2045	1.08
Total	13.67

*	Excluding money market fund holdings.

6

Invesco Emerging Markets Sovereign Debt ETF (PCY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
DBIQ Emerging Market USD Liquid Balanced Index	(2.14)%	2.33%	7.16%	4.89%	26.96%	5.39%	69.03%	6.84%	137.07%
JP Morgan Emerging Market Bond Global Index	1.97	3.17	9.82	5.35	29.75	5.02	63.19	6.22	119.93
Fund
NAV Return	(3.07)	1.61	4.91	4.15	22.57	4.56	56.12	5.85	110.00
Market Price Return	(3.38)	1.52	4.63	4.14	22.49	4.52	55.55	5.77	108.01

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

PGHY	Management’s Discussion of Fund Performance
Invesco Global Short Term High Yield Bond ETF (PGHY)

As an index fund, the Invesco Global Short Term High Yield Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the DB Global Short Maturity High Yield Bond Index (the “Index”). The Fund generally invests at least 80% of its total assets in U.S. and foreign short-term, non-investment grade bonds that comprise the Index, all of which are denominated in U.S. dollars.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects such bonds issued by corporations, as well as sovereign, sub-sovereign or quasi-government entities, from a universe of eligible securities for inclusion in the Index that (i) are denominated in U.S. dollars; (ii) are rated below “investment grade” (i.e., have a “composite rating” from DB of no greater than “BB+”); (iii) have not been marked as defaulted by any rating agency; (iv) have three years or less to maturity; (v) have a minimum amount outstanding of at least $250 million; and (vi) have a fixed coupon.

Eligible bonds must be rated by at least one of S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch Ratings Inc. DB converts all available ratings for each bond into a numerical score, and then calculates an average score for each bond from those available ratings that corresponds to DB’s “composite rating” system. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned 0.15%. On a net asset value (“NAV”) basis, the Fund returned 0.02%. During the same time period, the Index returned (1.12)%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to the Fund’s utilization of a sampling methodology, which was partially offset by fees and operating expenses incurred by the Fund during the period.

During this same time period, ICE BofAML 0-5 Year U.S. High Yield Constrained Index (the “Benchmark Index”) returned 0.21%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 950 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated short-term high yield corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the communication services sector during the fiscal year ended October 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s holdings in sovereign debt, which the benchmark does not hold.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020, included Nine West Holding, Inc., 8.25% coupon, due 12/31/2049, a consumer discretionary company (no longer held at fiscal year-end) Zhongrong International Resources Co. Ltd., 7.25% coupon, due 10/26/2020, a financials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Virgin Australia Holdings Ltd., 7.88% coupon, due 10/15/2021, an industrials company (portfolio average weight of 0.16%) and PHI Group, Inc., 5.25% coupon, due 12/31/2049, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Financials	24.08
Energy	10.52
Sovereign Debt	10.21
Consumer Discretionary	8.60
Communication Services	7.77
Materials	7.28
Industrials	7.16
Real Estate	6.92
Utilities	3.93
Information Technology	3.01
Sector Types Each Less Than 3%	5.07
Money Market Funds Plus Other Assets Less Liabilities	5.45

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
Greenland Global Investment Ltd., 5.25%, 02/12/2021	0.51
Credit Bank of Moscow Via CBOM Finance PLC, 5.88%, 11/07/2021	0.47
Turkiye Halk Bankasi A.S., 4.75%, 02/11/2021	0.46
Hazine Mustesarligi Varlik Kiralama A.S., 4.25%, 06/08/2021	0.46
Eskom Holdings SOC Ltd., 5.75%, 01/26/2021	0.45
Alfa Bank AO Via Alfa Bond Issuance PLC, 7.75%, 04/28/2021	0.42
Fortune Star (BVI) Ltd., 5.38%, 12/05/2020	0.41
Easy Tactic Ltd., 8.75%, 01/10/2021	0.41
Centrais Eletricas Brasileiras S.A., 5.75%, 10/27/2021	0.40
Ukraine Government International Bond, 7.75%, 09/01/2021	0.40
Total	4.39

*	Excluding money market fund holdings.

8

Invesco Global Short Term High Yield Bond ETF (PGHY) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
DB Global Short Maturity High Yield Bond Index	(1.12)%	1.57%	4.79%	5.07%	28.06%	4.59%	39.12%
ICE BofAML 0-5 Year U.S. High Yield Constrained Index	0.21	2.69	8.30	5.10	28.24	4.25	35.89
Fund
NAV Return	0.02	1.64	5.01	3.94	21.32	3.49	28.70
Market Price Return	0.15	1.60	4.89	4.08	22.11	3.53	29.11

Fund Inception: June 20, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

PICB	Management’s Discussion of Fund Performance
Invesco International Corporate Bond ETF (PICB)

As an index fund, the Invesco International Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P International Corporate Bond Index® (the “Index”). The Fund generally will invest at least 80% of its total assets in investment grade corporate bonds that comprise the Index.

The Index measures the performance of investment grade corporate bonds issued in the following currencies of Group of Ten (“G10”) countries, excluding the U.S. Dollar (USD): Australian Dollar (AUD), British Pound (GBP), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), New Zealand Dollar (NZD), Norwegian Krone (NOK), Swedish Krona (SEK) and Swiss Franc (CHF). S&P Dow Jones Indices LLC, the Index Provider, constructs the Index from investment grade corporate bonds denominated in the currencies noted above. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned 6.24%. On a net asset value (“NAV”) basis, the Fund returned 5.57%. During the same time period, the Index returned 5.73%. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which were partially offset by positive effects of the Fund’s sampling methodology.

During this same time period, the Bloomberg Barclays Pan-European Aggregate Index (the “Benchmark Index”) returned 6.22%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 7,800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad-based representation of the non-U.S. dollar corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the communications services sector and most underweight in the real estate sector during the fiscal year ended October 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to currency effects from the Fund’s non-Euro denominated holdings.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020, included Royal Bank of Canada, 2.33% coupon, due 01/28/2027, a financials company (portfolio average weight of 0.25%), and Enel Finance International N.V., 5.75% coupon, due 09/14/2040, a utilities company (portfolio average weight of 0.71%). Positions that detracted most significantly from the Fund’s return included OMERS Finance Trust, 2.60% coupon, due 05/14/2029, a financials company (no longer held at fiscal year-end), and Commerzbank AG, 4.00% coupon, due 03/23/2026, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Financials	42.97
Utilities	11.43
Communication Services	10.46
Consumer Discretionary	7.57
Industrials	6.54
Consumer Staples	6.01
Energy	5.82
Health Care	4.76
Sector Types Each Less Than 3%	3.17
Other Assets Less Liabilities	1.27

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2020
Security
Enel Finance International N.V., 5.75%, 09/14/2040	0.68
ENGIE S.A., 5.00%, 10/01/2060	0.62
Bank of Nova Scotia (The), 2.38%, 05/01/2023	0.59
Lloyds Bank PLC, 6.50%, 09/17/2040	0.58
innogy Finance B.V., 6.13%, 07/06/2039	0.54
Royal Bank of Canada, 2.61%, 11/01/2024	0.54
Bank of Montreal, 2.89%, 06/20/2023	0.54
T.H.F.C. (Funding No.3) PLC, 5.20%, 10/11/2043	0.52
Bank of Montreal, 3.19%, 03/01/2028	0.50
GlaxoSmithKline Capital PLC, 5.25%, 04/10/2042	0.49
Total	5.60

10

Invesco International Corporate Bond ETF (PICB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P International Corporate Bond Index® (Net)	5.73%	2.89%	8.93%	3.25%	17.36%	2.16%	23.83%	3.52%	43.33%
Bloomberg Barclays Pan-European Aggregate Index	6.22	3.23	10.01	3.31	17.67	2.26	25.06	3.63	44.95
Fund
NAV Return	5.57	2.99	9.23	3.28	17.50	2.27	25.11	3.60	44.54
Market Price Return	6.24	3.04	9.39	3.37	18.00	2.23	24.72	3.55	43.78

Fund Inception: June 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

11

Invesco Emerging Markets Sovereign Debt ETF (PCY)

October 31, 2020

Schedule of Investments

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes-98.61%
Angola-2.29%
Angolan Government International Bond
9.50%, 11/12/2025(a)	$23,245,000	$20,045,721
8.25%, 05/09/2028(a)	26,328,000	20,786,614
9.38%, 05/08/2048(a)	26,520,000	20,397,779

		61,230,114

Bahrain-2.82%
Bahrain Government International Bond
6.75%, 09/20/2029(a)	23,734,000	25,748,642
6.00%, 09/19/2044(a)	26,911,000	25,225,758
7.50%, 09/20/2047(a)	23,122,000	24,505,411

		75,479,811

Brazil-2.86%
Brazilian Government International Bond
5.63%, 01/07/2041	23,221,000	25,456,021
5.63%, 02/21/2047	23,218,000	25,581,477
4.75%, 01/14/2050	26,016,000	25,576,980

		76,614,478

Chile-3.16%
Chile Government International Bond
3.13%, 01/21/2026	39,147,000	43,030,383
3.86%, 06/21/2047	35,654,000	41,602,513

		84,632,896

China-3.15%
China Government International Bond
2.63%, 11/02/2027(a)	25,770,000	28,274,973
2.75%, 12/03/2039(a)	26,560,000	28,257,623
4.00%, 10/19/2048(a)	20,920,000	27,728,320

		84,260,916

Colombia-2.96%
Colombia Government International Bond
7.38%, 09/18/2037	18,437,000	26,019,401
6.13%, 01/18/2041	20,405,000	26,434,677
5.63%, 02/26/2044	21,540,000	26,763,450

		79,217,528

Costa Rica-2.37%
Costa Rica Government International Bond
5.63%, 04/30/2043(a)	30,253,000	22,160,322
7.00%, 04/04/2044(a)	26,276,000	20,725,195
7.16%, 03/12/2045(a)	25,792,000	20,601,360

		63,486,877

Croatia-1.49%
Croatia Government International Bond, 6.00%, 01/26/2024(a)	34,612,000	39,946,055

Dominican Republic-2.96%
Dominican Republic International Bond
7.45%, 04/30/2044(a)	22,828,000	26,172,302
6.85%, 01/27/2045(a)	24,575,000	26,450,072
6.50%, 02/15/2048(a)	25,682,000	26,516,922

		79,139,296

	Principal
	Amount	Value

Egypt-2.85%
Egypt Government International Bond
8.50%, 01/31/2047(a)	$25,441,000	$25,366,814
7.90%, 02/21/2048(a)	27,364,000	26,029,731
8.70%, 03/01/2049(a)	24,605,000	24,862,024

		76,258,569

El Salvador-2.13%
El Salvador Government International Bond
8.63%, 02/28/2029(a)	7,800,000	6,817,278
7.65%, 06/15/2035(a)	24,372,000	19,461,286
7.12%, 01/20/2050(a)	17,150,000	12,862,500
9.50%, 07/15/2052(a)	20,480,000	17,838,285

		56,979,349

Hungary-3.13%
Hungary Government International Bond
5.75%, 11/22/2023	24,091,500	27,675,231
5.38%, 03/25/2024	23,957,000	27,509,464
7.63%, 03/29/2041	15,933,000	28,500,472

		83,685,167

Indonesia-3.07%
Indonesia Government International Bond
6.63%, 02/17/2037(a)	19,749,000	27,618,862
7.75%, 01/17/2038(a)	17,748,000	27,426,665
6.75%, 01/15/2044(a)	18,029,000	27,158,531

		82,204,058

Jordan-2.99%
Jordan Government International Bond
6.13%, 01/29/2026(a)	25,772,000	27,169,714
5.75%, 01/31/2027(a)	25,711,000	26,612,581
7.38%, 10/10/2047(a)	25,161,000	26,089,054

		79,871,349

Kazakhstan-3.19%
Kazakhstan Government International Bond
5.13%, 07/21/2025(a)	23,861,000	27,786,612
4.88%, 10/14/2044(a)	21,461,000	28,541,842
6.50%, 07/21/2045(a)	18,371,000	29,056,988

		85,385,442

Kenya-2.98%
Kenya Government International Bond
6.88%, 06/24/2024(a)	25,122,000	26,668,887
7.25%, 02/28/2028(a)	25,752,000	27,037,823
8.25%, 02/28/2048(a)	25,526,000	26,160,321

		79,867,031

Mexico-2.90%
Mexico Government International Bond
4.60%, 01/23/2046	24,398,750	26,627,942
5.75%, 10/12/2110	21,633,000	25,241,492
Series A, 6.05%, 01/11/2040	20,499,000	25,842,577

		77,712,011

Mongolia-1.50%
Mongolia Government International Bond, 8.75%, 03/09/2024(a)	35,060,000	40,140,455

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco Emerging Markets Sovereign Debt ETF (PCY)–(continued)

October 31, 2020

	Principal
	Amount	Value

Nigeria-2.93%
Nigeria Government International Bond
7.70%, 02/23/2038(a)	$28,789,000	$26,539,859
7.63%, 11/28/2047(a)	28,673,000	26,223,179
9.25%, 01/21/2049(a)	25,170,000	25,659,557

		78,422,595

Oman-2.70%
Oman Government International Bond
5.63%, 01/17/2028(a)	27,452,000	25,151,248
6.50%, 03/08/2047(a)	28,506,000	23,146,644
6.75%, 01/17/2048(a)	28,998,000	23,828,671

		72,126,563

Pakistan-2.84%
Pakistan Government International Bond
8.25%, 04/15/2024(a)	23,882,000	24,953,346
8.25%, 09/30/2025(a)	23,664,000	24,894,528
6.88%, 12/05/2027(a)	26,562,000	26,066,566

		75,914,440

Panama-3.10%
Panama Government International Bond
7.13%, 01/29/2026	21,660,500	27,450,785
8.88%, 09/30/2027	18,802,500	27,025,209
3.88%, 03/17/2028	24,981,000	28,349,813

		82,825,807

Paraguay-3.10%
Paraguay Government International Bond
5.00%, 04/15/2026(a)	24,236,000	27,665,637
6.10%, 08/11/2044(a)	21,398,000	27,806,701
5.60%, 03/13/2048(a)	22,085,000	27,352,493

		82,824,831

Peru-3.17%
Peruvian Government International Bond
2.84%, 06/20/2030	25,722,000	28,167,133
8.75%, 11/21/2033	15,898,500	26,903,442
5.63%, 11/18/2050	18,563,000	29,734,121

		84,804,696

Philippines-3.05%
Philippine Government International Bond
6.38%, 10/23/2034	18,456,000	26,762,236
5.00%, 01/13/2037	21,477,000	28,077,072
3.95%, 01/20/2040	22,668,000	26,728,245

		81,567,553

Poland-3.15%
Republic of Poland Government International Bond
4.00%, 01/22/2024	37,810,000	42,138,867
3.25%, 04/06/2026	37,337,000	42,199,024

		84,337,891

Qatar-3.21%
Qatar Government International Bond
6.40%, 01/20/2040(a)	18,463,000	28,539,293
5.10%, 04/23/2048(a)	21,051,000	29,087,030
4.82%, 03/14/2049(a)	21,260,000	28,397,513

		86,023,836

	Principal
	Amount	Value

Romania-3.11%
Romanian Government International Bond
6.13%, 01/22/2044(a)	$20,542,000	$27,746,901
5.13%, 06/15/2048(a)	23,094,000	27,934,341
4.00%, 02/14/2051(a)	26,918,000	27,540,855

		83,222,097

Russia-3.07%
Russian Foreign Bond - Eurobond
5.63%, 04/04/2042(a)	20,600,000	27,153,004
5.88%, 09/16/2043(a)	19,800,000	27,087,786
5.25%, 06/23/2047(a)	21,200,000	27,876,813

		82,117,603

Saudi Arabia-3.23%
Saudi Government International Bond
4.50%, 10/26/2046(a)	24,516,000	29,129,544
4.63%, 10/04/2047(a)	23,927,000	29,000,481
5.00%, 04/17/2049(a)	22,040,000	28,207,938

		86,337,963

South Africa-2.82%
Republic of South Africa Government International Bond
6.25%, 03/08/2041	25,155,000	24,898,369
5.38%, 07/24/2044	28,645,000	25,421,292
6.30%, 06/22/2048	26,029,000	25,076,338

		75,395,999

Sri Lanka-1.62%
Sri Lanka Government International Bond
6.85%, 03/14/2024(a)	24,888,000	14,060,748
6.35%, 06/28/2024(a)	24,434,000	13,927,380
6.83%, 07/18/2026(a)	27,948,000	15,229,971

		43,218,099

Turkey-2.80%
Turkey Government International Bond
8.00%, 02/14/2034	25,026,000	25,878,536
6.88%, 03/17/2036	26,822,000	24,776,823
7.25%, 03/05/2038	25,658,000	24,351,366

		75,006,725

Ukraine-2.76%
Ukraine Government International Bond
7.75%, 09/01/2026(a)	24,384,000	24,726,108
7.75%, 09/01/2027(a)	24,477,000	24,716,507
9.75%, 11/01/2028(a)	22,352,000	24,432,524

		73,875,139

United Arab Emirates-3.15%
Abu Dhabi Government International Bond
4.13%, 10/11/2047(a)	22,574,000	27,825,841
3.13%, 09/30/2049(a)	26,990,000	28,516,662
Emirate of Dubai Government International Bond, 5.25%, 01/30/2043(a)	24,371,000	27,871,188

		84,213,691

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,665,938,829)		2,638,346,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco Emerging Markets Sovereign Debt ETF (PCY)–(continued)

October 31, 2020

	Shares	Value

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(b)(c) (Cost $660,305)	660,305	$660,305

TOTAL INVESTMENTS IN SECURITIES-98.64% (Cost $2,666,599,134)		2,639,007,235
OTHER ASSETS LESS LIABILITIES-1.36%		36,438,811

NET ASSETS-100.00%		$2,675,446,046

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $1,752,546,179, which represented 65.50% of the Fund’s Net Assets.

(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	October 31, 2019	at Cost	from Sales	Appreciation	Gain	October 31, 2020	Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$26,267,338	$(25,607,033)	$-	$-	$660,305	$97
Invesco Premier U.S. Government Money Portfolio, Institutional Class	7,086,626	357,796,129	(364,882,755)	-	-	-	49,377

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	71,589	48,270,983	(48,342,572)	-	-	-	6,442	*
Invesco Liquid Assets Portfolio, Institutional Class	23,863	12,757,354	(12,782,140)	-	923	-	2,442	*
Invesco Private Government Fund	-	36,105,837	(36,105,837)	-	-	-	626	*
Invesco Private Prime Fund	-	8,524,982	(8,525,127)	-	145	-	403	*

Total	$7,182,078	$489,722,623	$(496,245,464)	$-	$1,068	$660,305	$59,387

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco Global Short Term High Yield Bond ETF (PGHY)

October 31, 2020

Schedule of Investments

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes-94.12%
Argentina-1.62%
Banco Hipotecario S.A., 9.75%, 11/30/2020(a)	$500,000	$492,000
Cia General de Combustibles S.A., 9.50%, 11/07/2021(a)	525,000	389,812
Genneia S.A., 8.75%, 01/20/2022(a)	650,000	498,875
Provincia de Cordoba, 7.13%, 06/10/2021(a)	650,000	347,757
Tecpetrol S.A., 4.88%, 12/12/2022(a)	400,000	374,800
Telecom Argentina S.A., 6.50%, 06/15/2021(a)	676,000	643,897
YPF S.A., 8.50%, 03/23/2021(a)	500,000	425,880

		3,173,021

Australia-0.37%
FMG Resources August 2006 Pty. Ltd., 4.75%, 05/15/2022(a)	650,000	666,364
Virgin Australia Holdings Ltd., 7.88%, 10/15/2021(a)	700,000	52,500

		718,864

Bahrain-0.62%
Bahrain Government International Bond
5.88%, 01/26/2021(a)	700,000	705,222
6.13%, 07/05/2022(a)	500,000	522,399

		1,227,621

Belarus-0.23%
Republic of Belarus International Bond, 6.88%, 02/28/2023(a)	450,000	446,186

Bolivia-0.22%
Bolivian Government International Bond, 4.88%, 10/29/2022(a)	450,000	442,586

Brazil-6.51%
Atento Luxco 1 S.A., 6.13%, 08/10/2022(a)	450,000	416,250
Banco Bradesco S.A.
5.90%, 01/16/2021(a)	600,000	604,050
2.85%, 01/27/2023(a)	500,000	507,875
Banco BTG Pactual S.A., 5.50%, 01/31/2023(a)	500,000	525,625
Banco do Brasil S.A., 5.38%, 01/15/2021(a)	750,000	754,695
Banco do Estado do Rio Grande do Sul S.A., 7.38%, 02/02/2022(a)	700,000	726,939
Banco Safra S.A.
6.75%, 01/27/2021(a)	400,000	405,204
4.13%, 02/08/2023(a)	600,000	620,580
Banco Votorantim S.A., 4.00%, 09/24/2022(a)	500,000	512,500
Brazilian Government International Bond
4.88%, 01/22/2021	475,000	478,686
2.63%, 01/05/2023	500,000	516,250
Caixa Economica Federal, 3.50%, 11/07/2022(a)	450,000	463,955
Centrais Eletricas Brasileiras S.A., 5.75%, 10/27/2021(a)	750,000	777,187
CSN Resources S.A., 7.63%, 02/13/2023(a)	400,000	415,600
Eldorado Intl. Finance GmbH, 8.63%, 06/16/2021(a)	700,000	708,396

	Principal
	Amount	Value

Brazil-(continued)
Embraer S.A., 5.15%, 06/15/2022	$200,000	$201,277
Itau Unibanco Holding S.A.
5.75%, 01/22/2021(a)	754,000	760,040
6.20%, 12/21/2021(a)	500,000	519,500
5.65%, 03/19/2022(a)	400,000	416,004
5.50%, 08/06/2022(a)	400,000	421,400
2.90%, 01/24/2023(a)	200,000	201,802
Light Servicos de Eletricidade S.A./Light Energia S.A., 7.25%, 05/03/2023(a)	130,000	136,030
Natura Cosmeticos S.A., 5.38%, 02/01/2023(a)	400,000	412,000
Petrobras Global Finance B.V.
5.38%, 01/27/2021	600,000	605,850
8.38%, 05/23/2021	650,000	674,538

		12,782,233

Canada-2.95%
Air Canada, 7.75%, 04/15/2021(a)	600,000	597,750
Athabasca Oil Corp., 9.88%, 02/24/2022(a)	700,000	238,711
Bombardier, Inc.
8.75%, 12/01/2021(a)	698,000	696,115
5.75%, 03/15/2022(a)	215,000	204,465
6.00%, 10/15/2022(a)	500,000	445,938
Cooke Omega Investments, Inc./Alpha VesselCo Holdings, Inc., 8.50%, 12/15/2022(a)	500,000	516,757
Mountain Province Diamonds, Inc., 8.00%, 12/15/2022(a)	225,000	181,055
Quebecor Media, Inc., 5.75%, 01/15/2023	400,000	430,400
Taseko Mines Ltd., 8.75%, 06/15/2022(a)	355,000	342,935
Teine Energy Ltd., 6.88%, 09/30/2022(a)	400,000	399,406
Tervita Corp., 7.63%, 12/01/2021(a)	700,000	673,750
TransAlta Corp., 4.50%, 11/15/2022	500,000	518,750
Videotron Ltd., 5.00%, 07/15/2022	513,000	538,381

		5,784,413

China-9.81%
CFLD Cayman Investment Ltd.
6.50%, 12/21/2020(a)	700,000	699,300
9.00%, 07/31/2021(a)	700,000	702,185
China Grand Automotive Services Ltd., 8.63%, 04/08/2022(a)	450,000	383,621
China South City Holdings Ltd.
11.88%, 03/27/2021(a)	200,000	201,500
6.75%, 09/13/2021(a)	600,000	577,874
11.50%, 02/12/2022(a)	500,000	495,312
7.25%, 11/20/2022(a)	400,000	361,487
Chongqing Hechuan City Construction Investment Group Co. Ltd., 6.30%, 07/18/2022(a)	200,000	205,103
Easy Tactic Ltd.
8.75%, 01/10/2021(a)	800,000	798,000
7.00%, 04/25/2021(a)	700,000	687,750
5.75%, 01/13/2022(a)	700,000	649,247
9.13%, 07/28/2022(a)	200,000	189,496
8.13%, 02/27/2023(a)	500,000	439,992
ENN Clean Energy International Investment Ltd., 7.50%, 02/27/2021(a)	400,000	404,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2020

	Principal
	Amount	Value

China-(continued)
Fortune Star (BVI) Ltd.
5.38%, 12/05/2020(a)	$800,000	$800,880
6.75%, 07/02/2023(a)	500,000	517,753
Fujian Zhanglong Group Co. Ltd., 5.88%, 08/26/2022(a)	450,000	469,675
Full Dragon (Hong Kong) International Development Ltd., 5.60%, 02/14/2021(a)	500,000	505,938
Gemdale Ever Prosperity Investment Ltd., 6.00%, 09/06/2021(a)	200,000	204,800
Greenland Global Investment Ltd., 5.25%, 02/12/2021(a)	1,000,000	998,750
Guangxi Liuzhou Dongcheng Investment Development Group Co. Ltd., 7.00%, 09/30/2022(a)	600,000	601,462
Hong Kong Red Star Macalline Universal Home Furnishings Ltd., 3.38%, 09/21/2022(a)	400,000	370,989
Huayuan Property Co. Ltd., 8.50%, 09/27/2021(a)	500,000	499,163
New Metro Global Ltd.
6.50%, 04/23/2021(a)	700,000	705,600
7.13%, 05/23/2021(a)	500,000	504,072
6.50%, 05/20/2022(a)	350,000	358,093
RongXingDa Development BVI Ltd., 8.00%, 04/24/2022(a)	215,000	211,509
Scenery Journey Ltd.
9.00%, 03/06/2021(a)	200,000	189,500
11.50%, 10/24/2022(a)	500,000	425,088
13.00%, 11/06/2022(a)	500,000	433,822
Shangrao City Construction Investment Development Group Co. Ltd., 5.70%, 12/28/2020(a)	400,000	401,500
Tahoe Group Global (Co.,) Ltd., 7.88%, 01/17/2021(a)	900,000	324,000
Wanda Properties Overseas Ltd., 6.95%, 12/05/2022(a)	500,000	497,481
Yancoal International Resources Development Co. Ltd., 6.00%, 11/29/2021(a)	600,000	620,998
Yango Justice International Ltd.
7.50%, 11/16/2020(a)	600,000	599,850
9.50%, 04/03/2021(a)	500,000	508,437
Yanlord Land (HK) Co. Ltd., 5.88%, 01/23/2022(a)	700,000	712,683
Zhangzhou Jiulongjiang Group Co. Ltd., 5.60%, 09/10/2022(a)	400,000	414,000
Zijin International Capital Co. Ltd., 5.28%, 10/18/2021(a)	250,000	253,569
Zoomlion HK SPV Co. Ltd., 6.13%, 12/20/2022(a)	317,000	333,172

		19,258,151

Colombia-1.39%
Banco Davivienda S.A., 5.88%, 07/09/2022(a)	500,000	531,117
Banco de Bogota S.A., 5.38%, 02/19/2023(a)	350,000	368,028
Banco GNB Sudameris S.A., 7.50%, 07/30/2022(a)	575,000	583,631
Bancolombia S.A., 5.13%, 09/11/2022	550,000	576,950

	Principal
	Amount	Value

Colombia-(continued)
Gilex Holding S.a.r.l., 8.50%, 05/02/2023(a)	$100,000	$100,438
Grupo Aval Ltd., 4.75%, 09/26/2022(a)	545,000	567,536

		2,727,700

Costa Rica-0.68%
Banco Nacional de Costa Rica, 5.88%, 04/25/2021(a)	400,000	403,254
Costa Rica Government International Bond, 4.25%, 01/26/2023(a)	500,000	456,255
Instituto Costarricense de Electricidad, 6.95%, 11/10/2021(a)	490,000	482,042

		1,341,551

Croatia-0.37%
Croatia Government International Bond, 6.38%, 03/24/2021(a)	400,000	409,082
Hrvatska Elektroprivreda, 5.88%, 10/23/2022(a)	300,000	326,408

		735,490

Cyprus-0.16%
4finance S.A., 10.75%, 05/01/2022(a)	400,000	317,053

Denmark-0.23%
Welltec A/S, 9.50%, 12/01/2022(a)	500,000	445,000

Dominican Republic-0.08%
Banco de Reservas de la Republica Dominicana, 7.00%, 02/01/2023(a)	150,000	155,250

Egypt-0.52%
Egypt Government International Bond
6.13%, 01/31/2022(a)	400,000	412,524
5.58%, 02/21/2023(a)	600,000	619,119

		1,031,643

Finland-0.10%
Nokia OYJ, 3.38%, 06/12/2022	200,000	204,500

Georgia-0.97%
Georgia Government International Bond, 6.88%, 04/12/2021(a)	500,000	509,497
Georgian Oil and Gas Corp. JSC, 6.75%, 04/26/2021(a)	700,000	708,960
Georgian Railway JSC, 7.75%, 07/11/2022(a)	650,000	680,062

		1,898,519

Ghana-0.19%
Ghana Government International Bond, 7.88%, 08/07/2023(a)	230,000	244,778
Tullow Oil PLC, 6.25%, 04/15/2022(a)	200,000	125,000

		369,778

Greece-0.24%
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.38%, 01/15/2022(a)	1,000,000	480,000

Guatemala-0.39%
Guatemala Government Bond, 5.75%, 06/06/2022(a)	320,000	338,963
Industrial Senior Trust, 5.50%, 11/01/2022(a)	400,000	418,090

		757,053

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2020

	Principal
	Amount	Value

Honduras-0.20%
Honduras Government International Bond, 8.75%, 12/16/2020(a)	$400,000	$402,950

India-2.93%
Azure Power Energy Ltd., 5.50%, 11/03/2022(a)	400,000	410,260
Delhi International Airport Ltd., 6.13%, 02/03/2022(a)	700,000	716,607
Greenko Dutch B.V., 4.88%, 07/24/2022(a)	500,000	503,500
Greenko Investment Co., 4.88%, 08/16/2023(a)	200,000	201,237
IDBI Bank Ltd./GIFT-IFC, 4.25%, 11/30/2020(a)	700,000	700,182
JSW Steel Ltd., 5.25%, 04/13/2022(a)	400,000	407,244
Jubilant Pharma Ltd., 4.88%, 10/06/2021(a)	466,667	471,333
Manappuram Finance Ltd., 5.90%, 01/13/2023(a)	500,000	504,989
Muthoot Finance Ltd., 6.13%, 10/31/2022(a)	500,000	517,045
Reliance Communications Ltd., 6.50%, 11/06/2020(a)(b)(c)	400,000	26,000
ReNew Power Pvt Ltd., 6.45%, 09/27/2022(a)	400,000	411,500
Shriram Transport Finance Co. Ltd.
5.70%, 02/27/2022(a)	400,000	393,000
5.95%, 10/24/2022(a)	300,000	292,670
5.10%, 07/16/2023(a)	200,000	192,487

		5,748,054

Indonesia-2.47%
Alam Synergy Pte. Ltd., 6.63%, 04/24/2022(a)	400,000	281,399
Global Prime Capital Pte. Ltd., 7.25%, 04/26/2021(a)	500,000	507,500
Indika Energy Capital II Pte. Ltd., 6.88%, 04/10/2022(a)	400,000	413,699
Indo Energy Finance II B.V., 6.38%, 01/24/2023(a)	342,000	343,302
PT ABM Investama Tbk, 7.13%, 08/01/2022(a)	400,000	261,000
PT Bayan Resources Tbk, 6.13%, 01/24/2023(a)	600,000	585,343
PT Bukit Makmur Mandiri Utama, 7.75%, 02/13/2022(a)	700,000	581,874
PT Gajah Tunggal Tbk, 8.38%, 08/10/2022(a)	200,000	152,997
PT Japfa Comfeed Indonesia Tbk, 5.50%, 03/31/2022(a)	400,000	407,995
SSMS Plantation Holdings Pte. Ltd., 7.75%, 01/23/2023(a)	400,000	236,994
TBG Global Pte. Ltd., 5.25%, 02/10/2022(a)	700,000	704,375
TBLA International Pte. Ltd., 0.00%, 01/24/2023	400,000	375,989

		4,852,467

Israel-1.08%
Teva Pharmaceutical Finance Co. B.V.
2.95%, 12/18/2022	250,000	240,269
Series 2, 3.65%, 11/10/2021	560,000	555,800
Teva Pharmaceutical Finance IV B.V., 3.65%, 11/10/2021	400,000	396,910

	Principal
	Amount	Value

Israel-(continued)
Teva Pharmaceutical Finance Netherlands III B.V.
2.20%, 07/21/2021	$750,000	$739,717
2.80%, 07/21/2023	200,000	190,052

		2,122,748

Japan-0.23%
SoftBank Group Corp., 5.38%, 07/30/2022(a)	435,000	449,405

Jersey-0.13%
Aston Martin Capital Holdings Ltd., 6.50%, 04/15/2022(a)	250,000	251,578

Kazakhstan-0.61%
Halyk Savings Bank of Kazakhstan JSC
7.25%, 01/28/2021(a)	400,000	406,760
5.50%, 12/21/2022(a)	366,312	367,769
KazMunayGas National Co. JSC, 3.88%, 04/19/2022(a)	400,000	415,657

		1,190,186

Malaysia-0.09%
SD International Sukuk Ltd., 6.30%, 05/09/2022(a)	200,000	185,000

Mauritius Island-0.31%
Neerg Energy Ltd., 6.00%, 02/13/2022(a)	600,000	610,499

Mexico-1.38%
Alpha Holding S.A. de C.V., 10.00%, 12/19/2022(a)	450,000	375,192
BBVA Bancomer S.A.
6.50%, 03/10/2021(a)	500,000	509,000
6.75%, 09/30/2022(a)	456,000	491,454
Credito Real, S.A.B. de C.V., SOFOM, E.R., 7.25%, 07/20/2023(a)	300,000	294,407
Grupo Idesa S.A. de C.V., 7.88%, 12/18/2020(a)	700,000	399,000
Grupo Kaltex S.A. de C.V., 8.88%, 04/11/2022(a)	250,000	150,881
Grupo Posadas S.A.B. de C.V., 7.88%, 06/30/2022(a)	400,000	145,250
Petroleos Mexicanos
4.88%, 01/24/2022	200,000	202,587
3.50%, 01/30/2023(d)	150,000	147,129

		2,714,900

Mongolia-0.56%
Mongolia Government International Bond
10.88%, 04/06/2021(a)	730,000	760,194
5.13%, 12/05/2022(a)	326,000	335,778

		1,095,972

Namibia-0.31%
Namibia International Bonds, 5.50%, 11/03/2021(a)	600,000	610,026

Netherlands-0.02%
Samvardhana Motherson Automotive Systems Group B.V., 4.88%, 12/16/2021(a)	31,250	31,290

New Zealand-0.07%
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.88%, 05/01/2022(a)	150,000	138,527

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2020

	Principal
	Amount	Value

Nigeria-1.17%
Access Bank PLC, 10.50%, 10/19/2021(a)	$550,000	$576,180
Fidelity Bank PLC, 10.50%, 10/16/2022(a)	300,000	308,040
Nigeria Government International Bond
6.75%, 01/28/2021(a)	700,000	705,912
5.63%, 06/27/2022	500,000	508,007
United Bank for Africa PLC, 7.75%, 06/08/2022(a)	200,000	200,168

		2,298,307

Oman-0.96%
Bank Muscat SAOG, 3.75%, 05/03/2021(a)	400,000	399,376
Oman Government International Bond
3.63%, 06/15/2021(a)	499,000	496,012
3.88%, 03/08/2022(a)	500,000	494,404
4.13%, 01/17/2023(a)	500,000	492,176

		1,881,968

Pakistan-0.57%
Third Pakistan International Sukuk Co. Ltd. (The)
5.50%, 10/13/2021(a)	617,000	617,154
5.63%, 12/05/2022(a)	500,000	500,780

		1,117,934

Panama-0.19%
Multibank, Inc., 4.38%, 11/09/2022(a)	375,000	383,353

Paraguay-0.32%
Paraguay Government International Bond, 4.63%, 01/25/2023(a)	590,000	625,105

Peru-0.57%
San Miguel Industrias Pet S.A., 4.50%, 09/18/2022(a)	400,000	405,018
Volcan Cia Minera SAA, 5.38%, 02/02/2022(a)	700,000	707,140

		1,112,158

Russia-3.59%
Alfa Bank AO Via Alfa Bond Issuance PLC, 7.75%, 04/28/2021(a)	800,000	823,160
Borets Finance DAC, 6.50%, 04/07/2022(a)	200,000	204,620
Credit Bank of Moscow Via CBOM Finance PLC
5.88%, 11/07/2021(a)	900,000	930,609
5.55%, 02/14/2023(a)	500,000	518,702
Evraz PLC
8.25%, 01/28/2021(a)	500,000	510,525
6.75%, 01/31/2022(a)	400,000	425,288
GTLK Europe DAC, 5.95%, 07/19/2021(a)	530,000	541,130
Mobile Telesystems OJSC Via MTS International Funding DAC, 5.00%, 05/30/2023(a)	200,000	213,494
O1 Properties Finance PLC, 8.25%, 09/27/2021(a)	500,000	185,083
Petropavlovsk 2016 Ltd., 8.13%, 11/14/2022(a)	300,000	302,552
Polyus Finance PLC
4.70%, 03/28/2022(a)	200,000	207,515
5.25%, 02/07/2023(a)	200,000	213,780
Rusal Capital DAC, 5.13%, 02/02/2022(a)	400,000	406,168
Sberbank of Russia Via SB Capital S.A., 5.13%, 10/29/2022(a)	500,000	525,250

	Principal
	Amount	Value

Russia-(continued)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 02/02/2021(a)	$500,000	$508,306
VTB Bank OJSC Via VTB Capital S.A., 6.95%, 10/17/2022(a)	500,000	529,397

		7,045,579

Saudi Arabia-0.10%
Dar Al-Arkan Sukuk Co. Ltd., 6.88%, 04/10/2022(a)	200,000	199,604

Senegal-0.32%
Senegal Government International Bond, 8.75%, 05/13/2021(a)	600,000	620,325

Serbia-0.22%
Serbia International Bond, 7.25%, 09/28/2021(a)	400,000	423,049

Singapore-0.54%
Avation Capital S.A., 6.50%, 05/15/2021(a)	700,000	443,537
Marble II Pte. Ltd., 5.30%, 06/20/2022(a)	617,000	621,242

		1,064,779

South Africa-1.65%
Eskom Holdings SOC Ltd., 5.75%, 01/26/2021(a)	900,000	885,357
Liquid Telecommunications Financing PLC, 8.50%, 07/13/2022(a)	400,000	408,496
MTN Mauritius Investments Ltd., 5.37%, 02/13/2022(a)	600,000	617,152
Republic of South Africa Government International Bond, 5.88%, 05/30/2022	500,000	530,593
Stillwater Mining Co., 6.13%, 06/27/2022(a)	400,000	406,504
Transnet SOC Ltd., 4.00%, 07/26/2022(a)	400,000	398,524

		3,246,626

Spain-0.42%
Ajecorp B.V., 6.50%, 05/14/2022(a)	475,000	475,720
Codere Finance 2 (Luxembourg) S.A., 7.63%, 11/01/2023(a)	700,000	343,728

		819,448

Sri Lanka-0.61%
Sri Lanka Government International Bond
6.25%, 07/27/2021(a)	900,000	711,000
5.75%, 01/18/2022(a)	520,000	356,200
5.88%, 07/25/2022(a)	200,000	129,000

		1,196,200

Supranational-0.10%
Eastern & Southern African Trade & Development Bank, 5.38%, 03/14/2022(a)	200,000	203,569

Sweden-0.24%
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/2022	450,000	465,469

Tanzania-0.16%
AngloGold Ashanti Holdings PLC, 5.13%, 08/01/2022	300,000	317,211

Turkey-7.77%
Akbank T.A.S., 5.00%, 10/24/2022(a)	500,000	490,332
Global Liman Isletmeleri A.S., 8.13%, 11/14/2021(a)	700,000	506,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2020

	Principal
	Amount	Value

Turkey-(continued)
Hazine Mustesarligi Varlik Kiralama A.S.
4.25%, 06/08/2021(a)	$900,000	$897,966
5.80%, 02/21/2022(a)	400,000	400,032
KT Kira Sertifikalari Varlik Kiralama A.S., 5.14%, 11/02/2021(a)	700,000	697,819
Petkim Petrokimya Holding A.S., 5.88%, 01/26/2023(a)	500,000	492,100
QNB Finansbank A.S., 4.88%, 05/19/2022(a)	400,000	398,072
T.C. Ziraat Bankasi A.S.
4.75%, 04/29/2021(a)	400,000	398,313
5.13%, 05/03/2022(a)	200,000	194,430
Turkey Government International Bond
5.63%, 03/30/2021	400,000	401,913
5.13%, 03/25/2022	200,000	199,153
6.25%, 09/26/2022	300,000	301,627
3.25%, 03/23/2023	200,000	189,198
Turkiye Garanti Bankasi A.S.
6.25%, 04/20/2021(a)	400,000	402,872
5.25%, 09/13/2022(a)	550,000	543,125
Turkiye Halk Bankasi A.S.
4.75%, 02/11/2021(a)	910,000	903,971
5.00%, 07/13/2021(a)	400,000	395,892
Turkiye Ihracat Kredi Bankasi A.S.
5.38%, 02/08/2021(a)	700,000	701,932
5.00%, 09/23/2021(a)	700,000	695,726
4.25%, 09/18/2022(a)	350,000	333,375
Turkiye Is Bankasi A.S.
5.00%, 06/25/2021(a)	700,000	699,110
5.38%, 10/06/2021(a)	600,000	598,428
5.50%, 04/21/2022(a)	200,000	197,654
6.00%, 10/24/2022(a)	400,000	389,512
Turkiye Sinai Kalkinma Bankasi A.S.
4.88%, 05/18/2021(a)	700,000	698,810
5.50%, 01/16/2023(a)	500,000	479,070
Turkiye Vakiflar Bankasi T.A.O.
5.50%, 10/27/2021(a)	400,000	397,963
5.63%, 05/30/2022(a)	200,000	196,030
6.00%, 11/01/2022(a)	400,000	387,630
5.75%, 01/30/2023(a)	500,000	480,650
Yapi ve Kredi Bankasi A.S.
5.75%, 02/24/2022(a)	700,000	695,622
5.50%, 12/06/2022(a)	500,000	486,485

		15,251,052

Ukraine-1.03%
Kernel Holding S.A., 8.75%, 01/31/2022(a)	700,000	733,425
NAK Naftogaz Ukraine via Kondor Finance PLC, 7.38%, 07/19/2022(a)	200,000	202,971
Ukraine Government International Bond
7.75%, 09/01/2021(a)	750,000	773,908
7.75%, 09/01/2022(a)	300,000	313,356

		2,023,660

United Arab Emirates-0.68%
Alpha Star Holding III Ltd., 6.25%, 04/20/2022(a)	200,000	190,984
Alpha Star Holding V Ltd., 6.63%, 04/18/2023(a)	254,000	238,760

	Principal
	Amount	Value

United Arab Emirates-(continued)
DAE Funding LLC
5.25%, 11/15/2021(a)	$600,000	$610,596
4.50%, 08/01/2022(a)	300,000	302,250

		1,342,590

United Kingdom-0.92%
Algeco Global Finance PLC, 8.00%, 02/15/2023(a)	500,000	496,557
Avon International Capital PLC, 6.50%, 08/15/2022(a)	150,000	152,953
Avon International Operations, Inc., 7.88%, 08/15/2022(a)	400,000	407,100
Jaguar Land Rover Automotive PLC, 5.63%, 02/01/2023(a)	550,000	545,526
Mclaren Finance PLC, 5.75%, 08/01/2022(a)	200,000	184,500
Valaris PLC, 4.88%, 06/01/2022	215,000	15,806

		1,802,442

United States-33.58%
24 Hour Fitness Worldwide, Inc., 8.00%, 06/01/2022(a)	150,000	469
Acadia Healthcare Co., Inc., 5.63%, 02/15/2023	600,000	603,750
ADT Security Corp. (The)
3.50%, 07/15/2022	500,000	509,677
4.13%, 06/15/2023	200,000	208,300
Advanced Micro Devices, Inc., 7.50%, 08/15/2022	449,000	499,232
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 3.50%, 02/15/2023(a)	500,000	508,449
AMC Networks, Inc., 4.75%, 12/15/2022	442,000	442,983
Antero Resources Corp.
5.38%, 11/01/2021(d)	600,000	602,700
5.13%, 12/01/2022	300,000	278,250
APX Group, Inc., 7.88%, 12/01/2022	643,000	642,023
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/2022(a)	365,000	365,913
Ashland LLC, 4.75%, 08/15/2022	500,000	526,737
Ball Corp., 5.00%, 03/15/2022	450,000	469,699
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/2022(a)	400,000	389,890
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.63%, 01/15/2022(d)	586,000	582,200
Carpenter Technology Corp., 4.45%, 03/01/2023	200,000	206,507
CenturyLink, Inc.
Series S, 6.45%, 06/15/2021	666,000	680,818
Series T, 5.80%, 03/15/2022	500,000	520,937
CF Industries, Inc., 3.45%, 06/01/2023	250,000	255,938
Chemours Co. (The), 6.63%, 05/15/2023	250,000	249,844
Cinemark USA, Inc., 5.13%, 12/15/2022	500,000	434,688
CIT Group, Inc.
4.13%, 03/09/2021	400,000	403,410
5.00%, 08/15/2022	420,000	444,230
5.00%, 08/01/2023	400,000	431,750
CITGO Petroleum Corp., 6.25%, 08/15/2022(a)	200,000	193,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2020

	Principal
	Amount	Value

United States-(continued)
Cogent Communications Group, Inc., 5.38%, 03/01/2022(a)	$415,000	$423,721
Community Health Systems, Inc., 6.25%, 03/31/2023	100,000	99,250
Consolidated Communications, Inc., 6.50%, 10/01/2022(d)	545,000	545,000
Continental Resources, Inc., 5.00%, 09/15/2022	508,000	500,888
CoreCivic, Inc.
5.00%, 10/15/2022	400,000	384,400
4.63%, 05/01/2023(d)	200,000	183,500
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/2023	473,000	493,103
CSC Holdings LLC
6.75%, 11/15/2021	514,000	538,094
5.88%, 09/15/2022	625,000	660,547
CSI Compressco L.P./CSI Compressco Finance, Inc., 7.25%, 08/15/2022	200,000	140,000
DCP Midstream Operating L.P.
4.75%, 09/30/2021(a)	400,000	403,000
4.95%, 04/01/2022	550,000	560,183
Dell International LLC/EMC Corp., 5.88%, 06/15/2021(a)	521,000	522,907
Dell, Inc., 4.63%, 04/01/2021(d)	464,000	471,009
Delta Air Lines, Inc.
3.40%, 04/19/2021	500,000	501,183
3.63%, 03/15/2022	200,000	196,061
3.80%, 04/19/2023	250,000	236,585
DISH DBS Corp.
6.75%, 06/01/2021	500,000	510,500
5.88%, 07/15/2022	402,000	414,462
5.00%, 03/15/2023	101,000	101,886
Edgewell Personal Care Co., 4.70%, 05/24/2022	407,000	419,973
EMC Corp., 3.38%, 06/01/2023	200,000	204,410
Encompass Health Corp., 5.13%, 03/15/2023	200,000	202,229
Energen Corp., 4.63%, 09/01/2021	525,000	529,501
Energy Ventures Gom LLC/EnVen Finance Corp., 11.00%, 02/15/2023(a)	500,000	370,573
EQM Midstream Partners L.P., 4.75%, 07/15/2023	389,000	387,621
EQT Corp., 3.00%, 10/01/2022(d)	593,000	593,178
Ferrellgas L.P./Ferrellgas Finance Corp.
6.50%, 05/01/2021	500,000	466,813
6.75%, 01/15/2022	600,000	548,109
Ford Motor Co., 8.50%, 04/21/2023	275,000	303,970
Ford Motor Credit Co. LLC
3.81%, 10/12/2021	200,000	201,375
5.60%, 01/07/2022	200,000	205,300
Fortress Transportation and Infrastructure Investors LLC, 6.75%, 03/15/2022(a)	500,000	497,344
Freeport-McMoRan, Inc., 3.55%, 03/01/2022	400,000	406,890
Fresh Market, Inc. (The), 9.75%, 05/01/2023(a)	200,000	191,751
FTS International, Inc., 6.25%, 05/01/2022	200,000	57,000
GameStop Corp., 6.75%, 03/15/2021(a)	715,000	715,894
Genworth Holdings, Inc.
7.20%, 02/15/2021(d)	511,000	510,297

	Principal
	Amount	Value

United States-(continued)
7.63%, 09/24/2021(d)	$650,000	$650,019
4.90%, 08/15/2023	200,000	185,625
Goodman Networks, Inc., 8.00%, 05/11/2022(e)	98,659	55,249
Graphic Packaging International LLC
4.75%, 04/15/2021	375,000	378,750
4.88%, 11/15/2022	370,000	384,251
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/2022	600,000	615,447
Guitar Center, Inc.
9.50%, 10/15/2021(a)	800,000	696,000
8.00% PIK Rate, 5.00% Cash Rate, 13.00%, 04/15/2022(a)(f)	479,089	220,381
8.00% PIK Rate, 5.00% Cash Rate, 13.00%, 04/15/2022(a)(f)	5,621	4,750
HC2 Holdings, Inc., 11.50%, 12/01/2021(a)	289,000	279,608
HCA, Inc., 5.88%, 05/01/2023	105,000	114,340
Hertz Corp. (The)
7.63%, 06/01/2022(a)(b)(c)	74,000	66,323
6.25%, 10/17/2022(b)(c)	398,000	158,205
HighPoint Operating Corp., 7.00%, 10/15/2022	400,000	91,000
Hillman Group, Inc. (The), 6.38%, 07/15/2022(a)	500,000	495,507
Hornbeck Offshore Services, Inc., 5.00%, 03/01/2021	700,000	4,991
Howmet Aerospace, Inc.
5.40%, 04/15/2021	227,000	228,419
5.87%, 02/23/2022	440,000	464,640
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	559,000	575,071
Huntsman International LLC, 5.13%, 11/15/2022	497,000	532,712
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.25%, 02/01/2022	400,000	401,890
Ingram Micro, Inc., 5.00%, 08/10/2022	500,000	515,864
International Game Technology PLC, 6.25%, 02/15/2022(a)	400,000	410,252
KB Home
7.00%, 12/15/2021	400,000	416,750
7.50%, 09/15/2022	359,000	393,469
Kraft Heinz Foods Co. (The), 3.50%, 06/06/2022	398,000	412,134
L Brands, Inc., 5.63%, 02/15/2022(d)	400,000	413,750
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.88%, 08/01/2021(a)	465,000	464,942
Lennar Corp.
8.38%, 01/15/2021	500,000	507,750
4.75%, 04/01/2021	500,000	505,512
6.25%, 12/15/2021	525,000	540,028
4.13%, 01/15/2022	500,000	512,812
4.75%, 11/15/2022	400,000	421,368
Mack-Cali Realty L.P., 4.50%, 04/18/2022	200,000	193,063
Macy’s Retail Holdings, Inc., 3.88%, 01/15/2022	200,000	187,500
Martin Midstream Partners L.P./Martin Midstream Finance Corp., 7.25%, 02/15/2021	650,000	619,856

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2020

	Principal Amount	Value

United States-(continued)
Meritage Homes Corp., 7.00%, 04/01/2022	$200,000	$213,453
MGM Resorts International, 7.75%, 03/15/2022	594,000	625,007
Microchip Technology, Inc., 3.92%, 06/01/2021	360,000	366,864
Molina Healthcare, Inc., 5.38%, 11/15/2022	400,000	416,408
Murphy Oil Corp., 4.00%, 06/01/2022	532,000	515,037
Navient Corp.
5.88%, 03/25/2021	500,000	506,407
6.63%, 07/26/2021	548,000	559,987
7.25%, 01/25/2022	500,000	517,187
6.50%, 06/15/2022	651,000	665,647
5.50%, 01/25/2023	500,000	500,312
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.13%, 11/15/2021(a)	650,000	436,719
Netflix, Inc.
5.38%, 02/01/2021	500,000	505,625
5.50%, 02/15/2022	500,000	526,250
New Home Co., Inc. (The), 7.25%, 04/01/2022	393,000	399,642
Newell Brands, Inc., 4.00%, 06/15/2022	400,000	412,000
NGPL PipeCo. LLC, 4.38%, 08/15/2022(a)	440,000	456,602
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/2022(a)	255,000	255,383
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 11/01/2022(a)	500,000	5,625
NortonLifeLock, Inc., 3.95%, 06/15/2022	536,000	551,410
NuStar Logistics L.P.
6.75%, 02/01/2021	400,000	404,950
4.75%, 02/01/2022	662,000	663,655
Oasis Petroleum, Inc., 6.88%, 03/15/2022	200,000	39,700
Occidental Petroleum Corp., 2.60%, 08/13/2021	100,000	97,938
OneMain Finance Corp.
7.75%, 10/01/2021	480,000	503,892
6.13%, 05/15/2022	400,000	417,500
Peabody Energy Corp., 6.00%, 03/31/2022(a)	200,000	91,875
PetroQuest Energy, Inc., 10.00% PIK Rate, 02/15/2024(f)	24,684	108
Plantronics, Inc., 5.50%, 05/31/2023(a)	200,000	193,123
PulteGroup, Inc., 4.25%, 03/01/2021	500,000	504,937
Pyxus Holdings, Inc., 10.00%, 08/24/2024(d)	510,625	428,925
QEP Resources, Inc., 5.38%, 10/01/2022(d)	600,000	529,125
QVC, Inc., 4.38%, 03/15/2023	225,000	233,719
Qwest Corp., 6.75%, 12/01/2021	500,000	525,515
Range Resources Corp.
5.00%, 08/15/2022	600,000	601,500
5.00%, 03/15/2023	200,000	194,419
Revlon Consumer Products Corp., 5.75%, 02/15/2021(d)	636,000	194,298
SBA Communications Corp., 4.00%, 10/01/2022	435,000	439,622
Sealed Air Corp., 4.88%, 12/01/2022(a)	455,000	479,741
Sirius XM Radio, Inc., 3.88%, 08/01/2022(a)	500,000	504,375
SM Energy Co., 6.13%, 11/15/2022(d)	400,000	303,406
Spirit AeroSystems, Inc., 3.95%, 06/15/2023	258,000	230,749

	Principal Amount	Value

United States-(continued)
Sprint Communications, Inc.
11.50%, 11/15/2021	$600,000	$655,797
6.00%, 11/15/2022	400,000	428,648
Sprint Corp., 7.25%, 09/15/2021	650,000	677,839
Starwood Property Trust, Inc.
3.63%, 02/01/2021	725,000	725,435
5.00%, 12/15/2021	500,000	498,750
Sunoco L.P./Sunoco Finance Corp., 4.88%, 01/15/2023	500,000	505,572
Tenet Healthcare Corp., 6.75%, 06/15/2023	150,000	158,331
TerraForm Power Operating LLC, 4.25%, 01/31/2023(a)	500,000	509,687
T-Mobile USA, Inc., 4.00%, 04/15/2022	402,000	415,909
Toll Brothers Finance Corp., 5.88%, 02/15/2022	450,000	469,125
Triumph Group, Inc., 5.25%, 06/01/2022(d)	400,000	342,000
TRU Taj LLC, 0.00%, 08/15/2021(g)(h)	48,000	6,584
Tupperware Brands Corp., 4.75%, 06/01/2021	200,000	195,000
Unit Corp., 6.63%, 05/15/2021(b)(c)	300,000	32,382
United Airlines Holdings, Inc.
6.00%, 12/01/2020(d)	564,000	566,044
4.25%, 10/01/2022(d)	400,000	364,220
Urban One, Inc., 7.38%, 04/15/2022(a)	200,000	186,703
Vericast Corp.
9.25%, 03/01/2021(a)	466,000	467,167
8.38%, 08/15/2022(a)	350,000	344,750
Voyager Aviation Holdings LLC/Voyager Finance Co., 9.00%, 08/15/2021(a)	500,000	246,250
WESCO Distribution, Inc., 5.38%, 12/15/2021	399,000	399,409
Western Midstream Operating L.P.
5.38%, 06/01/2021	225,000	227,531
4.00%, 07/01/2022	100,000	100,188
Wyndham Destinations, Inc.
5.63%, 03/01/2021	538,000	542,640
4.25%, 03/01/2022	500,000	502,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 05/30/2023(a)	200,000	191,125
Xerox Corp.
4.50%, 05/15/2021	146,000	148,522
4.07%, 03/17/2022	300,000	307,502
XPO Logistics, Inc., 6.50%, 06/15/2022(a)	150,000	150,835
Yum! Brands, Inc.
3.88%, 11/01/2020	680,000	680,000
3.75%, 11/01/2021	600,000	608,175

		65,941,386

Zambia-0.37%
First Quantum Minerals Ltd., 7.25%, 04/01/2023(a)	500,000	503,263
Zambia Government International Bond, 5.38%, 09/20/2022(a)	500,000	220,621

		723,884

Total U.S. Dollar Denominated Bonds & Notes (Cost $193,666,297)		184,805,912

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests-0.41%
United States-0.41%
American Energy- Permian Basin LLC, Wts., expiring 10/16/2024(g)(i)	500	$0
Denbury, Inc.(i)	21,813	361,878
Goodman Networks, Inc.(e)(g)(i)	6,207	0
Guitar Center Holdings, Inc., Wts., expiring 04/16/2025(g)(i)	1,189	0
Hexion Holdings Corp., Class B(i)	22,970	221,660
PetroQuest Energy, Inc.(i)	2,367	1,302
PHI Group, Inc.(i)	23,470	167,810
Premier Brands Group Holdings LLC(i)(j)	3,222	10,472
Premier Brands Group Holdings LLC, Wts., expiring 03/21/2024(i)(j)	10,096	2,272
Remington Outdoor Co., Inc.(i)	4,449	1,223
Remington Outdoor Co., Inc., Wts., expiring 06/30/2022(g)(i)	4,487	0
TRU Taj LLC/TRU Taj Finance, Inc.(g)(i)	2,156	30,055

Total Common Stocks & Other Equity Interests (Cost $1,370,083)		796,672

	Principal Amount
Variable Rate Senior Loan Interests-0.02%(k)(l)
Hornbeck Offshore Services, Inc., Second Lien Term Loan, 9.50%, 02/07/2025 (Cost $467,644)	$589,900	50,141

	Shares
Preferred Stocks-0.00%
Goodman Networks, Inc., Series A-1, Pfd., 0.00%(e)(g) (Cost $0)	7,385	0

Investment Abbreviations:

Pfd.-Preferred

PIK-Pay-in-Kind

Wts.-Warrants

	Shares	Value

Money Market Funds-3.21%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(m)(n) (Cost $6,303,011)	6,303,011	$6,303,011

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-97.76% (Cost $201,807,035)		191,955,736

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.50%
Invesco Private Government Fund, 0.04%(m)(n)(o)	1,964,224	1,964,224
Invesco Private Prime Fund, 0.11%(m)(n)(o)	2,945,452	2,946,336

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,910,509)		4,910,560

TOTAL INVESTMENTS IN SECURITIES-100.26% (Cost $206,717,544)		196,866,296
OTHER ASSETS LESS LIABILITIES-(0.26)%		(511,201)

NET ASSETS-100.00%		$196,355,095

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2020

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $120,082,148, which represented 61.16% of the Fund’s Net Assets.

(b)	The borrower has filed for protection in federal bankruptcy court.
(c)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at October 31, 2020 was $282,910, which represented less than 1% of the Fund’s Net Assets.

(d)	All or a portion of this security was out on loan at October 31, 2020.
(e)	Acquired as part of the Goodman Networks, Inc. reorganization.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(h)	Denotes a zero coupon security issued at a substantial discount from its value at maturity.
(i)	Non-income producing security.
(j)	Acquired as part of the Nine West Holding, Inc. reorganization.
(k)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(l)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(m)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$13,257,588	$(6,954,577)	$-	$-	$6,303,011	$99
Invesco Premier U.S. Government Money Portfolio, Institutional Class	13,626,659	74,016,330	(87,642,989)	-	-	-	37,477

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	3,425,847	13,367,964	(16,793,811)	-	-	-	20,072	*
Invesco Liquid Assets Portfolio, Institutional Class	1,141,882	4,648,318	(5,789,390)	(64)	(746)	-	7,829	*
Invesco Private Government Fund	-	17,989,478	(16,025,254)	-	-	1,964,224	648	*
Invesco Private Prime Fund	-	6,220,304	(3,274,199)	51	180	2,946,336	630	*

Total	$18,194,388	$129,499,982	$(136,480,220)	$(13)	$(566)	$11,213,571	$66,755

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(n)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(o)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco International Corporate Bond ETF (PICB)

October 31, 2020

Schedule of Investments

	Principal
	Amount		Value

Non-U.S. Dollar Denominated Bonds & Notes-98.73%(a)
Australia-1.35%
APT Pipelines Ltd., 3.50%, 03/22/2030(b)	GBP	200,000	$295,835
Australia & New Zealand Banking Group Ltd., 0.75%, 09/29/2026(b)	EUR	100,000	122,339
BHP Billiton Finance Ltd., Series 12, 4.30%, 09/25/2042	GBP	250,000	469,177
Glencore Finance (Europe) Ltd.
1.88%, 09/13/2023(b)	EUR	100,000	121,800
3.13%, 03/26/2026(b)	GBP	100,000	136,913
National Australia Bank Ltd.
1.25%, 05/18/2026(b)	EUR	100,000	124,979
1.38%, 08/30/2028(b)	EUR	100,000	128,697
Telstra Corp. Ltd., 2.50%, 09/15/2023	EUR	150,000	188,428

			1,588,168

Belgium-2.64%
Anheuser-Busch InBev S.A./N.V.
2.70%, 03/31/2026(b)	EUR	100,000	133,815
1.15%, 01/22/2027(b)	EUR	200,000	247,711
1.13%, 07/01/2027(b)	EUR	200,000	247,983
2.13%, 12/02/2027(b)	EUR	100,000	132,161
2.00%, 03/17/2028(b)	EUR	300,000	394,786
2.25%, 05/24/2029(b)	GBP	200,000	279,545
1.50%, 04/18/2030(b)	EUR	100,000	128,783
1.65%, 03/28/2031(b)	EUR	100,000	129,132
2.88%, 04/02/2032(b)	EUR	200,000	286,044
2.75%, 03/17/2036(b)	EUR	300,000	423,325
2.85%, 05/25/2037(b)	GBP	250,000	360,166
3.70%, 04/02/2040(b)	EUR	150,000	233,674
KBC Group N.V., 1.13%, 01/25/2024(b)	EUR	100,000	120,614

			3,117,739

Canada-15.59%
Bank of Montreal
2.89%, 06/20/2023	CAD	800,000	634,600
2.85%, 03/06/2024	CAD	500,000	398,189
2.28%, 07/29/2024	CAD	500,000	392,725
2.37%, 02/03/2025	CAD	450,000	354,036
3.19%, 03/01/2028	CAD	700,000	594,755
Bank of Nova Scotia (The)
2.38%, 05/01/2023	CAD	900,000	700,742
2.29%, 06/28/2024	CAD	650,000	514,057
2.49%, 09/23/2024	CAD	450,000	355,893
2.16%, 02/03/2025	CAD	500,000	390,929
2.62%, 12/02/2026	CAD	400,000	327,392
3.10%, 02/02/2028	CAD	550,000	464,304
Bell Canada, Inc.
2.70%, 02/27/2024	CAD	200,000	157,519
3.35%, 03/12/2025	CAD	425,000	345,855
3.80%, 08/21/2028	CAD	300,000	254,683
2.50%, 05/14/2030	CAD	250,000	192,253
3.50%, 09/30/2050	CAD	350,000	258,326
Canadian Imperial Bank of Commerce
3.29%, 01/15/2024	CAD	400,000	321,545
2.35%, 08/28/2024	CAD	400,000	313,829
2.00%, 04/17/2025	CAD	600,000	465,807
3.30%, 05/26/2025	CAD	550,000	457,057

	Principal
	Amount		Value

Canada-(continued)
Canadian Natural Resources Ltd., 3.31%, 02/11/2022	CAD	300,000	$231,002
Enbridge, Inc., 2.99%, 10/03/2029	CAD	300,000	236,216
Federation des Caisses Desjardins du Quebec, 2.42%, 10/04/2024	CAD	300,000	236,153
HSBC Bank Canada
2.25%, 09/15/2022	CAD	250,000	192,853
3.25%, 09/15/2023	CAD	400,000	319,436
Husky Energy, Inc., 3.50%, 02/07/2028	CAD	350,000	252,608
National Bank of Canada
2.98%, 03/04/2024	CAD	300,000	239,469
2.55%, 07/12/2024	CAD	300,000	237,221
Ontario Teachers’ Finance Trust, 0.50%, 05/06/2025(b)	EUR	150,000	180,190
Rogers Communications, Inc.
3.65%, 03/31/2027	CAD	400,000	333,422
3.25%, 05/01/2029	CAD	300,000	246,487
Royal Bank of Canada
3.30%, 09/26/2023	CAD	550,000	444,558
2.33%, 12/05/2023	CAD	400,000	314,450
2.35%, 07/02/2024	CAD	550,000	435,784
0.13%, 07/23/2024(b)	EUR	100,000	117,159
2.61%, 11/01/2024	CAD	800,000	635,872
1.94%, 05/01/2025	CAD	400,000	311,051
2.33%, 01/28/2027	CAD	650,000	515,266
Shaw Communications, Inc., 6.75%, 11/09/2039	CAD	400,000	416,089
Suncor Energy, Inc., 5.00%, 04/09/2030	CAD	400,000	347,171
TELUS Corp.
2.35%, 03/28/2022	CAD	300,000	229,792
3.35%, 04/01/2024	CAD	300,000	240,875
Series CY, 3.30%, 05/02/2029	CAD	300,000	247,380
Thomson Reuters Corp., 2.24%, 05/14/2025	CAD	400,000	311,042
Toronto-Dominion Bank (The)
1.91%, 07/18/2023	CAD	550,000	426,594
2.85%, 03/08/2024	CAD	600,000	478,677
0.38%, 04/25/2024(b)	EUR	100,000	117,995
3.23%, 07/24/2024	CAD	600,000	490,305
2.50%, 12/02/2024	CAD	500,000	396,213
1.94%, 03/13/2025	CAD	500,000	388,720
TransCanada PipeLines Ltd.
3.80%, 04/05/2027	CAD	550,000	455,489
4.18%, 07/03/2048(b)	CAD	300,000	233,261
4.34%, 10/15/2049	CAD	300,000	243,514

			18,396,810

Denmark-0.89%
Carlsberg Breweries A/S, 2.50%, 05/28/2024(b)	EUR	100,000	126,655
Danske Bank A/S, 0.88%, 05/22/2023(b)	EUR	200,000	236,661
Orsted A/S
4.88%, 01/12/2032(b)	GBP	200,000	358,536
5.75%, 04/09/2040(b)	GBP	150,000	327,083

			1,048,935

Finland-0.36%
Fortum OYJ, 2.25%, 09/06/2022(b)	EUR	150,000	182,464

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2020

	Principal
	Amount		Value

Finland-(continued)
Nordea Bank Abp, 0.50%, 05/14/2027(b)	EUR	100,000	$120,484
OP Corporate Bank plc, 0.50%, 08/12/2025(b)	EUR	100,000	119,600

			422,548

France-17.98%
Action Logement Services, 0.50%, 10/30/2034(b)	EUR	100,000	122,629
Aeroports de Paris, 2.75%, 04/02/2030(b)	EUR	200,000	269,154
Airbus Finance B.V., 2.38%, 04/02/2024(b)	EUR	100,000	125,134
Airbus SE
1.38%, 06/09/2026(b)	EUR	100,000	123,045
1.63%, 06/09/2030(b)	EUR	100,000	122,570
2.38%, 04/07/2032(b)	EUR	100,000	129,544
2.38%, 06/09/2040(b)	EUR	100,000	121,705
Auchan Holding S.A.
2.63%, 01/30/2024(b)	EUR	100,000	124,126
2.38%, 04/25/2025(b)	EUR	100,000	124,882
2.88%, 01/29/2026(b)	EUR	100,000	127,433
Autoroutes du Sud de la France S.A.
1.25%, 01/18/2027(b)	EUR	200,000	252,715
1.38%, 01/22/2030(b)	EUR	100,000	130,926
1.38%, 02/21/2031(b)	EUR	100,000	130,659
Banque Federative du Credit Mutuel S.A.
3.00%, 05/21/2024(b)	EUR	200,000	255,049
1.25%, 01/14/2025(b)	EUR	300,000	369,473
3.00%, 09/11/2025(b)	EUR	100,000	130,369
2.38%, 03/24/2026(b)	EUR	100,000	126,621
0.75%, 06/08/2026(b)	EUR	100,000	121,557
1.25%, 05/26/2027(b)	EUR	200,000	252,411
1.75%, 03/15/2029(b)	EUR	100,000	129,267
1.88%, 06/18/2029(b)	EUR	100,000	124,919
0.75%, 01/17/2030(b)	EUR	100,000	117,983
1.25%, 06/03/2030(b)	EUR	100,000	122,746
BNP Paribas S.A.
1.13%, 10/10/2023(b)	EUR	100,000	120,150
2.38%, 02/17/2025(b)	EUR	100,000	124,562
1.50%, 11/17/2025(b)	EUR	100,000	123,452
3.38%, 01/23/2026(b)	GBP	300,000	428,306
1.13%, 06/11/2026(b)	EUR	100,000	121,349
0.13%, 09/04/2026(b)	EUR	100,000	114,437
1.88%, 12/14/2027(b)	GBP	300,000	398,600
1.50%, 05/25/2028(b)	EUR	100,000	129,702
1.38%, 05/28/2029(b)	EUR	100,000	124,460
1.63%, 07/02/2031(b)	EUR	100,000	118,930
Bouygues S.A., 1.13%, 07/24/2028(b)	EUR	100,000	125,672
BPCE S.A.
1.13%, 01/18/2023(b)	EUR	100,000	119,381
4.63%, 07/18/2023(b)	EUR	100,000	129,962
0.88%, 01/31/2024(b)	EUR	200,000	238,612
1.00%, 07/15/2024(b)	EUR	100,000	121,502
0.63%, 09/26/2024(b)	EUR	200,000	236,660
0.63%, 04/28/2025(b)	EUR	100,000	119,920
0.25%, 01/15/2026(b)	EUR	200,000	235,895
1.00%, 10/05/2028(b)	EUR	100,000	125,152
5.25%, 04/16/2029(b)	GBP	200,000	325,763

	Principal
	Amount		Value

France-(continued)
Capgemini SE
2.50%, 07/01/2023(b)	EUR	100,000	$124,043
2.00%, 04/15/2029(b)	EUR	100,000	131,319
2.38%, 04/15/2032(b)	EUR	100,000	136,680
Carrefour S.A., 2.63%, 12/15/2027(b)	EUR	100,000	134,728
Cie de Saint-Gobain, 1.88%, 03/15/2031(b)	EUR	100,000	133,030
Cie Generale des Etablissements Michelin S.C.A., 1.75%, 09/03/2030(b)	EUR	100,000	135,430
CNP Assurances, 1.88%, 10/20/2022(b)	EUR	100,000	120,123
Coentreprise de Transport d’Electricite S.A.
1.50%, 07/29/2028(b)	EUR	200,000	255,163
2.13%, 07/29/2032(b)	EUR	100,000	136,972
Credit Agricole Assurances S.A., 2.00%, 07/17/2030(b)	EUR	100,000	118,569
Credit Agricole S.A.
1.38%, 03/13/2025(b)	EUR	100,000	122,292
2.70%, 07/15/2025	EUR	100,000	125,213
0.38%, 10/21/2025(b)	EUR	100,000	117,343
3.13%, 02/05/2026(b)	EUR	200,000	272,907
1.25%, 04/14/2026(b)	EUR	200,000	249,482
0.14%, 10/09/2026(b)	EUR	100,000	117,559
1.88%, 12/20/2026(b)	EUR	200,000	253,937
2.63%, 03/17/2027(b)	EUR	300,000	385,938
1.38%, 05/03/2027(b)	EUR	100,000	126,847
1.75%, 03/05/2029(b)	EUR	200,000	256,392
0.88%, 01/14/2032(b)	EUR	200,000	237,753
Danone S.A., 1.21%, 11/03/2028(b)	EUR	200,000	257,590
Dassault Systemes SE, 0.38%, 09/16/2029(b)	EUR	200,000	241,182
ENGIE S.A.
2.38%, 05/19/2026(b)	EUR	200,000	265,709
7.00%, 10/30/2028	GBP	100,000	188,923
5.00%, 10/01/2060(b)	GBP	300,000	726,497
EssilorLuxottica S.A.
0.38%, 01/05/2026(b)	EUR	100,000	119,548
0.38%, 11/27/2027(b)	EUR	200,000	239,407
0.50%, 06/05/2028(b)	EUR	100,000	120,318
0.75%, 11/27/2031(b)	EUR	200,000	244,034
HSBC France S.A.
0.60%, 03/20/2023(b)	EUR	200,000	236,994
0.25%, 05/17/2024(b)	EUR	100,000	117,587
0.10%, 09/03/2027(b)	EUR	100,000	116,180
LVMH Moet Hennessy Louis Vuitton SE
1.13%, 02/11/2027(b)	GBP	300,000	392,042
0.13%, 02/11/2028(b)	EUR	200,000	235,869
0.38%, 02/11/2031(b)	EUR	200,000	237,268
Orange S.A.
1.38%, 03/20/2028(b)	EUR	100,000	127,856
8.13%, 11/20/2028(b)	GBP	200,000	394,879
2.00%, 01/15/2029(b)	EUR	100,000	134,492
1.38%, 01/16/2030(b)	EUR	100,000	129,883
1.88%, 09/12/2030(b)	EUR	100,000	135,283
3.25%, 01/15/2032(b)	GBP	200,000	302,716
0.50%, 09/04/2032(b)	EUR	100,000	117,890
8.13%, 01/28/2033	EUR	100,000	219,639
5.63%, 01/23/2034	GBP	150,000	284,434
5.38%, 11/22/2050(b)	GBP	200,000	437,947

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2020

	Principal
	Amount		Value

France-(continued)
Pernod Ricard S.A., 1.75%, 04/08/2030(b)	EUR	200,000	$263,701
Peugeot S.A., 2.75%, 05/15/2026(b)	EUR	100,000	126,367
RTE Reseau de Transport d’Electricite SADIR, 1.63%, 11/27/2025(b)	EUR	100,000	126,760
Sanofi
1.50%, 04/01/2030(b)	EUR	100,000	133,298
Series 12 FX, 1.38%, 03/21/2030(b)	EUR	200,000	264,386
Series 20FX, 1.88%, 03/21/2038(b)	EUR	100,000	148,658
Societe Generale S.A.
1.00%, 04/01/2022(b)	EUR	100,000	118,177
0.75%, 05/26/2023(b)	EUR	100,000	119,323
1.25%, 02/15/2024(b)	EUR	200,000	239,690
1.13%, 01/23/2025(b)	EUR	100,000	119,929
2.63%, 02/27/2025(b)	EUR	100,000	124,873
0.13%, 02/24/2026(b)	EUR	100,000	117,360
0.75%, 01/25/2027(b)	EUR	200,000	233,521
2.13%, 09/27/2028(b)	EUR	100,000	128,044
1.75%, 03/22/2029(b)	EUR	100,000	124,715
1.25%, 06/12/2030(b)	EUR	200,000	236,783
Total Capital Canada Ltd., 2.13%, 09/18/2029(b)	EUR	200,000	274,929
Total Capital International S.A.
1.49%, 04/08/2027(b)	EUR	100,000	127,492
0.75%, 07/12/2028(b)	EUR	200,000	246,293
1.38%, 10/04/2029(b)	EUR	100,000	129,988
1.99%, 04/08/2032(b)	EUR	200,000	274,440
Veolia Environnement S.A., 6.13%, 10/29/2037	GBP	150,000	321,853
Vinci S.A., 1.75%, 09/26/2030(b)	EUR	100,000	135,114
Westfield America Management Ltd., 2.63%, 03/30/2029(b)	GBP	100,000	130,922

			21,219,887

Germany-13.82%
Allianz Finance II B.V., Series 62, 4.50%, 03/13/2043(b)	GBP	200,000	406,444
BASF SE, 0.25%, 06/05/2027(b)	EUR	100,000	119,014
Bayer AG
0.38%, 07/06/2024(b)	EUR	200,000	236,100
0.75%, 01/06/2027(b)	EUR	200,000	237,719
1.13%, 01/06/2030(b)	EUR	200,000	239,313
1.38%, 07/06/2032(b)	EUR	100,000	121,186
Bayer Capital Corp. B.V.
1.50%, 06/26/2026(b)	EUR	200,000	248,482
2.13%, 12/15/2029(b)	EUR	100,000	130,860
BMW Finance N.V.
0.38%, 07/10/2023(b)	EUR	200,000	236,683
1.00%, 11/14/2024(b)	EUR	100,000	121,893
1.50%, 02/06/2029(b)	EUR	150,000	193,622
Commerzbank AG
0.50%, 08/28/2023(b)	EUR	200,000	236,886
0.50%, 09/13/2023(b)	EUR	100,000	117,798
0.63%, 08/28/2024(b)	EUR	100,000	119,185
0.50%, 12/04/2026(b)	EUR	100,000	117,818
Daimler AG
1.40%, 01/12/2024(b)	EUR	100,000	121,621
0.85%, 02/28/2025(b)	EUR	200,000	240,359
2.63%, 04/07/2025(b)	EUR	200,000	258,112

	Principal
	Amount		Value

Germany-(continued)
1.50%, 03/09/2026(b)	EUR	100,000	$124,714
1.38%, 05/11/2028(b)	EUR	100,000	125,290
1.50%, 07/03/2029(b)	EUR	200,000	254,975
0.75%, 09/10/2030(b)	EUR	100,000	118,488
1.13%, 11/06/2031(b)	EUR	100,000	120,938
2.13%, 07/03/2037(b)	EUR	100,000	139,776
Daimler International Finance B.V.
0.63%, 02/27/2023(b)	EUR	150,000	177,832
2.00%, 09/04/2023(b)	GBP	200,000	266,864
0.25%, 11/06/2023(b)	EUR	200,000	234,361
0.88%, 04/09/2024(b)	EUR	100,000	119,606
1.00%, 11/11/2025(b)	EUR	200,000	242,548
1.38%, 06/26/2026(b)	EUR	100,000	123,891
0.63%, 05/06/2027(b)	EUR	125,000	147,996
Deutsche Bahn Finance GmbH
1.00%, 12/17/2027	EUR	100,000	126,174
1.13%, 12/18/2028(b)	EUR	100,000	128,617
Deutsche Bank AG
1.50%, 01/20/2022(b)	EUR	100,000	118,045
2.38%, 01/11/2023(b)	EUR	100,000	121,228
1.13%, 08/30/2023(b)	EUR	100,000	120,399
3.88%, 02/12/2024(b)	GBP	200,000	275,776
2.63%, 12/16/2024(b)	GBP	200,000	265,405
1.63%, 01/20/2027(b)	EUR	200,000	236,010
Deutsche Telekom AG
0.50%, 07/05/2027(b)	EUR	100,000	120,775
1.75%, 03/25/2031(b)	EUR	100,000	133,284
Deutsche Telekom International Finance B.V.
1.38%, 12/01/2025(b)	EUR	100,000	125,683
1.38%, 01/30/2027(b)	EUR	100,000	127,004
1.50%, 04/03/2028(b)	EUR	200,000	257,185
2.00%, 12/01/2029(b)	EUR	100,000	135,998
E.ON International Finance B.V.
6.38%, 06/07/2032	GBP	300,000	580,800
5.88%, 10/30/2037(b)	GBP	250,000	506,574
6.75%, 01/27/2039(b)	GBP	200,000	447,438
E.ON SE, 0.38%, 09/29/2027(b)	EUR	200,000	238,889
HeidelbergCement AG, 1.50%, 02/07/2025(b)	EUR	100,000	122,608
HeidelbergCement Finance Luxembourg S.A., 1.63%, 04/07/2026(b)	EUR	100,000	124,269
innogy Finance B.V.
6.25%, 06/03/2030(b)	GBP	200,000	366,766
4.75%, 01/31/2034(b)	GBP	200,000	348,558
6.13%, 07/06/2039(b)	GBP	300,000	637,165
Landesbank Baden-Wuerttemberg
0.50%, 06/07/2022(b)	EUR	100,000	117,462
0.38%, 02/18/2027(b)	EUR	100,000	117,463
Landesbank Hessen-Thueringen Girozentrale, 0.38%, 05/12/2025(b)	EUR	200,000	238,447
SAP SE
1.75%, 02/22/2027(b)	EUR	100,000	129,757
1.25%, 03/10/2028(b)	EUR	100,000	127,556
1.63%, 03/10/2031(b)	EUR	100,000	134,236
Siemens Financieringsmaatschappij N.V.
2.88%, 03/10/2028(b)	EUR	200,000	285,471
0.25%, 02/20/2029(b)	EUR	100,000	119,432
0.13%, 09/05/2029(b)	EUR	200,000	237,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2020

	Principal
	Amount		Value

Germany-(continued)
0.50%, 09/05/2034(b)	EUR	100,000	$119,973
3.75%, 09/10/2042(b)	GBP	200,000	377,550
Volkswagen Financial Services AG, 1.50%, 10/01/2024(b)	EUR	100,000	121,757
Volkswagen Financial Services N.V.
1.13%, 09/18/2023(b)	GBP	200,000	258,924
4.13%, 11/16/2038(b)	EUR	100,000	161,800
Volkswagen International Finance N.V.
0.88%, 01/16/2023(b)	EUR	200,000	237,514
1.13%, 10/02/2023(b)	EUR	200,000	240,443
1.88%, 03/30/2027(b)	EUR	200,000	253,755
0.88%, 09/22/2028(b)	EUR	100,000	118,554
1.63%, 01/16/2030(b)	EUR	75,000	94,365
3.25%, 11/18/2030(b)	EUR	100,000	142,979
Volkswagen Leasing GmbH
0.50%, 06/20/2022(b)	EUR	100,000	117,534
2.38%, 09/06/2022(b)	EUR	100,000	121,689
2.63%, 01/15/2024(b)	EUR	100,000	125,432
1.13%, 04/04/2024(b)	EUR	100,000	119,751
1.38%, 01/20/2025(b)	EUR	100,000	121,521
Vonovia Finance B.V.
2.25%, 12/15/2023(b)	EUR	100,000	125,326
1.25%, 12/06/2024(b)	EUR	100,000	122,953
Wintershall Dea Finance B.V.
0.84%, 09/25/2025(b)	EUR	200,000	231,678
1.82%, 09/25/2031(b)	EUR	200,000	227,786

			16,313,256

Italy-4.68%
AMCO - Asset Management Co. S.p.A., 1.50%, 07/17/2023(b)	EUR	100,000	120,146
Assicurazioni Generali S.p.A.
5.13%, 09/16/2024(b)	EUR	200,000	280,623
4.13%, 05/04/2026(b)	EUR	100,000	133,432
Enel Finance International N.V.
1.00%, 09/16/2024(b)	EUR	100,000	121,636
1.97%, 01/27/2025(b)	EUR	200,000	252,875
1.50%, 07/21/2025(b)	EUR	100,000	124,845
1.38%, 06/01/2026(b)	EUR	150,000	187,984
1.13%, 09/16/2026(b)	EUR	150,000	186,679
0.38%, 06/17/2027(b)	EUR	100,000	118,439
1.00%, 10/20/2027(b)	GBP	125,000	161,395
5.75%, 09/14/2040(b)	GBP	400,000	798,671
Enel S.p.A., 5.75%, 06/22/2037(b)	GBP	150,000	292,319
Eni S.p.A.
3.75%, 09/12/2025(b)	EUR	100,000	138,078
1.50%, 02/02/2026(b)	EUR	150,000	188,035
3.63%, 01/29/2029(b)	EUR	100,000	148,143
0.63%, 01/23/2030(b)	EUR	100,000	119,343
2.00%, 05/18/2031(b)	EUR	150,000	201,657
Intesa Sanpaolo S.p.A.
1.13%, 03/04/2022(b)	EUR	200,000	236,638
4.00%, 10/30/2023(b)	EUR	100,000	129,350
1.38%, 01/18/2024(b)	EUR	100,000	120,159
1.00%, 07/04/2024(b)	EUR	150,000	178,509
1.00%, 11/19/2026(b)	EUR	200,000	237,182
1.75%, 03/20/2028(b)	EUR	150,000	184,942
1.75%, 07/04/2029(b)	EUR	100,000	123,727
Snam S.p.A., 0.88%, 10/25/2026(b)	EUR	100,000	122,952

	Principal
	Amount		Value

Italy-(continued)
Terna Rete Elettrica Nazionale S.p.A., 1.38%, 07/26/2027(b)	EUR	100,000	$127,770
UniCredit S.p.A.
2.00%, 03/04/2023(b)	EUR	100,000	121,832
0.50%, 04/09/2025(b)	EUR	100,000	116,083
2.13%, 10/24/2026(b)	EUR	200,000	252,303

			5,525,747

Japan-0.86%
Sumitomo Mitsui Financial Group, Inc., 1.55%, 06/15/2026(b)	EUR	200,000	251,070
Takeda Pharmaceutical Co. Ltd.
1.13%, 11/21/2022(b)	EUR	200,000	238,750
2.25%, 11/21/2026(b)	EUR	100,000	130,621
3.00%, 11/21/2030(b)	EUR	100,000	141,910
1.38%, 07/09/2032	EUR	100,000	123,129
2.00%, 07/09/2040	EUR	100,000	127,038

			1,012,518

Luxembourg-0.20%
Logicor Financing S.a r.l., 1.50%, 11/14/2022(b)	EUR	100,000	119,435
Logicor Financing S.a.r.l., 1.63%, 07/15/2027(b)	EUR	100,000	120,846

			240,281

Netherlands-4.84%
ABN AMRO Bank N.V.
7.13%, 07/06/2022(b)	EUR	200,000	260,048
0.60%, 01/15/2027(b)	EUR	200,000	237,050
Cooperatieve Rabobank U.A.
1.63%, 01/20/2022	NOK1,000,000		105,983
4.13%, 09/14/2022(b)	EUR	100,000	125,459
3.88%, 07/25/2023(b)	EUR	100,000	128,326
0.75%, 08/29/2023(b)	EUR	100,000	119,215
0.63%, 02/27/2024(b)	EUR	100,000	118,948
1.25%, 03/23/2026(b)	EUR	150,000	186,954
1.38%, 02/03/2027(b)	EUR	100,000	126,974
5.25%, 09/14/2027(b)	GBP	150,000	240,774
4.63%, 05/23/2029(b)	GBP	300,000	472,121
1.13%, 05/07/2031(b)	EUR	100,000	125,889
ING Groep N.V.
1.00%, 09/20/2023(b)	EUR	100,000	120,068
1.13%, 02/14/2025(b)	EUR	100,000	121,575
2.13%, 01/10/2026(b)	EUR	100,000	128,396
3.00%, 02/18/2026(b)	GBP	300,000	423,646
1.38%, 01/11/2028(b)	EUR	100,000	126,537
2.00%, 09/20/2028(b)	EUR	200,000	264,915
2.50%, 11/15/2030(b)	EUR	200,000	285,046
Koninklijke KPN N.V., 5.75%, 09/17/2029(b)	GBP	200,000	314,835
LeasePlan Corp. N.V., 0.13%, 09/13/2023	EUR	100,000	115,072
Shell International Finance B.V.
1.63%, 01/20/2027(b)	EUR	150,000	192,726
0.13%, 11/08/2027(b)	EUR	100,000	117,439
1.50%, 04/07/2028(b)	EUR	100,000	128,798
1.25%, 05/12/2028(b)	EUR	100,000	126,740
0.75%, 08/15/2028(b)	EUR	150,000	183,626
1.00%, 12/10/2030(b)	GBP	150,000	191,171

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2020

	Principal
	Amount		Value

Netherlands-(continued)
0.50%, 11/08/2031(b)	EUR	100,000	$117,108
1.88%, 04/07/2032(b)	EUR	200,000	268,630
1.25%, 11/11/2032(b)	EUR	100,000	126,500
0.88%, 11/08/2039(b)	EUR	100,000	115,296

			5,715,865

Norway-1.05%
Equinor ASA
1.25%, 02/17/2027(b)	EUR	150,000	188,736
6.88%, 03/11/2031(b)	GBP	200,000	401,317
1.63%, 02/17/2035(b)	EUR	200,000	270,663
Telenor ASA
0.75%, 05/31/2026(b)	EUR	100,000	121,875
1.13%, 05/31/2029(b)	EUR	200,000	252,585

			1,235,176

Portugal-0.10%
EDP Finance B.V., 1.13%, 02/12/2024(b)	EUR	100,000	121,297

Singapore-0.18%
Temasek Financial I Ltd., 5.13%, 07/26/2040(b)	GBP	100,000	217,256

Spain-6.20%
Abertis Infraestructuras S.A.
1.38%, 05/20/2026(b)	EUR	100,000	118,988
2.38%, 09/27/2027(b)	EUR	100,000	124,114
3.00%, 03/27/2031(b)	EUR	100,000	127,884
Banco Bilbao Vizcaya Argentaria S.A.
1.13%, 02/28/2024(b)	EUR	100,000	118,986
0.38%, 10/02/2024(b)	EUR	100,000	115,915
1.38%, 05/14/2025(b)	EUR	100,000	122,188
0.75%, 06/04/2025(b)	EUR	100,000	120,423
1.00%, 06/21/2026(b)	EUR	100,000	119,373
0.50%, 01/14/2027(b)	EUR	100,000	114,300
3.50%, 02/10/2027(b)	EUR	200,000	260,133
Banco de Sabadell S.A.
0.88%, 03/05/2023(b)	EUR	100,000	117,751
0.88%, 07/22/2025(b)	EUR	100,000	115,870
Banco Santander S.A.
1.38%, 07/31/2024(b)	GBP	200,000	261,801
1.13%, 01/17/2025(b)	EUR	200,000	240,660
2.50%, 03/18/2025(b)	EUR	200,000	247,674
1.38%, 01/05/2026(b)	EUR	200,000	243,273
3.25%, 04/04/2026(b)	EUR	200,000	258,643
3.13%, 01/19/2027(b)	EUR	100,000	129,526
0.50%, 02/04/2027(b)	EUR	200,000	231,659
1.75%, 02/17/2027(b)	GBP	200,000	258,506
1.13%, 06/23/2027(b)	EUR	100,000	120,484
2.13%, 02/08/2028(b)	EUR	200,000	245,693
CaixaBank S.A.
1.13%, 01/12/2023(b)	EUR	200,000	237,560
2.38%, 02/01/2024(b)	EUR	100,000	123,398
1.13%, 05/17/2024(b)	EUR	100,000	120,564
0.63%, 10/01/2024(b)	EUR	100,000	116,289
0.38%, 02/03/2025(b)	EUR	100,000	117,156
1.13%, 03/27/2026(b)	EUR	100,000	121,376
1.38%, 06/19/2026(b)	EUR	200,000	239,851
Iberdrola Finanzas S.A., 1.00%, 03/07/2025(b)	EUR	100,000	122,251

	Principal
	Amount		Value

Spain-(continued)
Iberdrola International, B.V., 1.13%, 04/21/2026(b)	EUR	100,000	$124,479
Mapfre S.A., 1.63%, 05/19/2026(b)	EUR	100,000	127,152
Naturgy Finance B.V.
1.25%, 01/15/2026(b)	EUR	100,000	123,717
1.38%, 01/19/2027(b)	EUR	100,000	125,234
Santander Consumer Finance S.A.
0.88%, 01/24/2022(b)	EUR	200,000	236,010
0.38%, 06/27/2024(b)	EUR	100,000	117,505
Telefonica Emisiones S.A.
1.53%, 01/17/2025(b)	EUR	100,000	124,290
5.38%, 02/02/2026(b)	GBP	200,000	313,210
1.46%, 04/13/2026(b)	EUR	200,000	250,679
1.20%, 08/21/2027(b)	EUR	200,000	247,575
1.72%, 01/12/2028(b)	EUR	300,000	386,149
1.79%, 03/12/2029(b)	EUR	100,000	129,922

			7,318,211

Sweden-1.32%
Skandinaviska Enskilda Banken AB
0.38%, 02/11/2027(b)	EUR	200,000	235,810
0.63%, 11/12/2029(b)	EUR	200,000	239,783
Svenska Handelsbanken AB, 0.50%, 02/18/2030(b)	EUR	200,000	236,885
Swedbank AB, 0.75%, 05/05/2025(b)	EUR	100,000	120,660
Telia Co. AB, 3.63%, 11/08/2023(b)	SEK2,000,000		246,451
Vattenfall AB, 6.88%, 04/15/2039(b)	GBP	200,000	471,642

			1,551,231

Switzerland-2.09%
Credit Suisse AG, 1.50%, 04/10/2026(b)	EUR	150,000	189,912
Credit Suisse Group AG
1.00%, 04/14/2023(b)	CHF	250,000	279,240
2.75%, 08/08/2025(b)	GBP	150,000	208,346
0.65%, 09/10/2029(b)	EUR	100,000	116,606
Credit Suisse Group Funding Guernsey Ltd., 1.25%, 04/14/2022(b)	EUR	250,000	296,996
Holcim Finance (Luxembourg) S.A., 2.25%, 05/26/2028(b)	EUR	100,000	132,142
Nestle Finance International Ltd., 0.38%, 05/12/2032(b)	EUR	300,000	361,699
Richemont International Holding S.A.
1.50%, 03/26/2030(b)	EUR	100,000	131,390
2.00%, 03/26/2038(b)	EUR	100,000	141,566
UBS Group AG
1.75%, 11/16/2022(b)	EUR	200,000	242,064
1.50%, 11/30/2024(b)	EUR	100,000	121,491
1.25%, 09/01/2026(b)	EUR	200,000	246,380

			2,467,832

United Kingdom-23.63%
ABP Finance PLC, 6.25%, 12/14/2026(b)	GBP	100,000	154,635
Annington Funding PLC
2.65%, 07/12/2025(b)	GBP	200,000	276,705
3.18%, 07/12/2029(b)	GBP	150,000	215,395
3.69%, 07/12/2034(b)	GBP	200,000	302,945
3.94%, 07/12/2047(b)	GBP	100,000	161,254
Barclays Bank PLC, 6.63%, 03/30/2022(b)	EUR	100,000	126,736

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2020

	Principal
	Amount		Value

United Kingdom-(continued)
Barclays PLC
1.50%, 04/01/2022(b)	EUR	75,000	$89,124
1.88%, 12/08/2023(b)	EUR	100,000	122,192
3.13%, 01/17/2024(b)	GBP	350,000	476,074
3.00%, 05/08/2026(b)	GBP	200,000	273,986
3.25%, 02/12/2027(b)	GBP	400,000	557,490
BAT International Finance PLC
7.25%, 03/12/2024	GBP	200,000	312,113
4.00%, 09/04/2026(b)	GBP	150,000	220,337
2.25%, 06/26/2028(b)	GBP	100,000	131,898
2.25%, 01/16/2030(b)	EUR	100,000	126,276
6.00%, 11/24/2034(b)	GBP	200,000	349,950
2.25%, 09/09/2052(b)	GBP	200,000	202,999
BG Energy Capital PLC, 5.00%, 11/04/2036(b)	GBP	150,000	289,520
BP Capital Markets PLC
2.97%, 02/27/2026(b)	EUR	100,000	134,552
1.57%, 02/16/2027(b)	EUR	100,000	126,128
0.83%, 11/08/2027(b)	EUR	100,000	120,617
2.52%, 04/07/2028(b)	EUR	100,000	134,494
1.23%, 05/08/2031(b)	EUR	100,000	123,318
2.82%, 04/07/2032(b)	EUR	100,000	143,032
British Telecommunications PLC
1.13%, 03/10/2023(b)	EUR	100,000	119,835
1.00%, 11/21/2024(b)	EUR	100,000	120,290
1.75%, 03/10/2026(b)	EUR	100,000	125,582
1.50%, 06/23/2027(b)	EUR	100,000	124,293
5.75%, 12/07/2028(b)	GBP	150,000	252,696
3.13%, 11/21/2031(b)	GBP	200,000	288,042
6.38%, 06/23/2037(b)	GBP	170,000	332,651
BUPA Finance PLC, 5.00%, 04/25/2023(b)	GBP	150,000	209,587
Cadent Finance PLC
2.13%, 09/22/2028(b)	GBP	250,000	341,755
2.63%, 09/22/2038(b)	GBP	200,000	279,467
2.75%, 09/22/2046(b)	GBP	200,000	282,119
Centrica PLC
4.38%, 03/13/2029(b)	GBP	150,000	235,001
7.00%, 09/19/2033(b)	GBP	250,000	509,151
4.25%, 09/12/2044(b)	GBP	150,000	259,127
CK Hutchison Finance (16) (II) Ltd., 0.88%, 10/03/2024(b)	EUR	100,000	119,678
CK Hutchison Finance (16) Ltd., Series A, 1.25%, 04/06/2023(b)	EUR	100,000	119,895
CK Hutchison Group Telecom Finance S.A.
0.38%, 10/17/2023(b)	EUR	150,000	177,068
0.75%, 04/17/2026(b)	EUR	100,000	120,223
2.00%, 10/17/2027(b)	GBP	200,000	267,573
1.13%, 10/17/2028(b)	EUR	100,000	122,613
Connect Plus (M25) Issuer PLC, 2.61%, 03/31/2039(b)	GBP	190,006	278,649
Diageo Finance PLC, 2.50%, 03/27/2032(b)	EUR	100,000	142,199
Eversholt Funding PLC, 2.74%, 06/30/2040(b)	GBP	200,000	271,105
Friends Life Holdings PLC, 8.25%, 04/21/2022(b)	GBP	150,000	214,202
GlaxoSmithKline Capital PLC 5.25%, 12/19/2033	GBP	300,000	573,641

	Principal
	Amount		Value

United Kingdom-(continued)
1.63%, 05/12/2035(b)	GBP	200,000	$264,335
6.38%, 03/09/2039	GBP	200,000	453,005
5.25%, 04/10/2042(b)	GBP	275,000	582,204
4.25%, 12/18/2045(b)	GBP	250,000	488,961
Heathrow Funding Ltd.
7.13%, 02/14/2024(b)	GBP	200,000	285,753
5.23%, 02/15/2025(b)	GBP	200,000	276,715
6.75%, 12/03/2026(b)	GBP	200,000	319,149
6.45%, 12/10/2031(b)	GBP	250,000	435,065
5.88%, 05/13/2043(b)	GBP	200,000	354,007
4.63%, 10/31/2046(b)	GBP	200,000	316,525
HSBC Bank PLC
5.38%, 08/22/2033(b)	GBP	150,000	254,909
4.75%, 03/24/2046	GBP	200,000	325,243
HSBC Holdings PLC
1.50%, 03/15/2022(b)	EUR	200,000	238,083
6.50%, 05/20/2024(b)	GBP	200,000	306,492
0.88%, 09/06/2024(b)	EUR	200,000	238,919
2.50%, 03/15/2027(b)	EUR	100,000	133,298
2.63%, 08/16/2028(b)	GBP	300,000	414,178
6.75%, 09/11/2028(b)	GBP	200,000	336,420
Imperial Brands Finance PLC
8.13%, 03/15/2024(b)	GBP	200,000	315,746
5.50%, 09/28/2026(b)	GBP	150,000	234,833
4.88%, 06/07/2032(b)	GBP	100,000	156,637
Lloyds Bank Corporate Markets PLC
0.25%, 10/04/2022(b)	EUR	100,000	117,240
1.75%, 07/11/2024(b)	GBP	150,000	198,861
2.38%, 04/09/2026(b)	EUR	100,000	128,772
Lloyds Bank PLC
7.63%, 04/22/2025(b)	GBP	200,000	327,458
6.50%, 09/17/2040(b)	GBP	300,000	689,536
Motability Operations Group PLC
3.63%, 03/10/2036(b)	GBP	250,000	419,269
2.38%, 07/03/2039(b)	GBP	100,000	146,344
Nationwide Building Society, 0.25%, 07/22/2025(b)	EUR	100,000	117,660
Natwest Group PLC, 2.50%, 03/22/2023(b)	EUR	200,000	245,432
NatWest Markets PLC
0.63%, 03/02/2022(b)	EUR	200,000	234,769
1.00%, 05/28/2024(b)	EUR	100,000	119,153
Reckitt Benckiser Treasury Services PLC, 1.75%, 05/19/2032(b)	GBP	125,000	169,130
Rio Tinto Finance PLC, 4.00%, 12/11/2029(b)	GBP	150,000	242,830
Santander UK Group Holdings PLC
1.13%, 09/08/2023(b)	EUR	100,000	118,958
3.63%, 01/14/2026(b)	GBP	150,000	213,009
Scottish Widows Ltd.
5.50%, 06/16/2023(b)	GBP	300,000	426,021
7.00%, 06/16/2043(b)	GBP	150,000	261,067
Sky Ltd., 2.50%, 09/15/2026(b)	EUR	100,000	133,707
Society of Lloyd’s, 4.75%, 10/30/2024(b)	GBP	100,000	141,307
SSE PLC, 8.38%, 11/20/2028(b)	GBP	120,000	237,706
Standard Chartered PLC
5.13%, 06/06/2034(b)	GBP	200,000	307,124
4.38%, 01/18/2038(b)	GBP	100,000	174,431

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2020

	Principal
	Amount		Value

United Kingdom-(continued)
T.H.F.C. (Funding No.3) PLC, 5.20%, 10/11/2043(b)	GBP	300,000	$610,454
Thames Water Utilities Finance PLC
4.00%, 06/19/2025(b)	GBP	200,000	294,468
5.13%, 09/28/2037(b)	GBP	150,000	277,727
5.50%, 02/11/2041(b)	GBP	100,000	197,950
Unilever N.V., 1.75%, 03/25/2030(b)	EUR	150,000	202,081
University of Oxford, 2.54%, 12/08/2117(b)	GBP	300,000	546,786
Vodafone Group PLC
1.75%, 08/25/2023(b)	EUR	100,000	122,698
1.88%, 09/11/2025(b)	EUR	100,000	126,561
2.20%, 08/25/2026(b)	EUR	200,000	261,108
1.63%, 11/24/2030(b)	EUR	100,000	128,834
1.60%, 07/29/2031(b)	EUR	100,000	128,496
3.38%, 08/08/2049(b)	GBP	200,000	295,676
3.00%, 08/12/2056(b)	GBP	300,000	411,292
Wellcome Trust Ltd. (The), 2.52%, 02/07/2118(b)	GBP	200,000	375,939
Western Power Distribution PLC, 3.63%, 11/06/2023(b)	GBP	150,000	206,625
Western Power Distribution West Midlands PLC, 5.75%, 04/16/2032(b)	GBP	225,000	421,534
Westfield Stratford City Finance No. 2 PLC, 1.64%, 08/04/2026(b)	GBP	250,000	325,602

			27,892,304

	Principal
	Amount		Value

United States-0.95%
American Honda Finance Corp.
0.35%, 08/26/2022	EUR	100,000	$117,676
1.95%, 10/18/2024	EUR	100,000	125,529
DH Europe Finance II S.a.r.l.
0.45%, 03/18/2028	EUR	125,000	147,254
0.75%, 09/18/2031	EUR	200,000	236,200
Medtronic Global Holdings S.C.A.
1.63%, 03/07/2031	EUR	100,000	131,327
0.75%, 10/15/2032	EUR	100,000	119,519
1.38%, 10/15/2040	EUR	100,000	121,085
Toyota Motor Credit Corp., 0.25%, 07/16/2026(b)	EUR	100,000	118,227

			1,116,817

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $109,795,578)			116,521,878

TOTAL INVESTMENTS IN SECURITIES-98.73% (Cost $109,795,578)			116,521,878
OTHER ASSETS LESS LIABILITIES-1.27%			1,502,955

NET ASSETS-100.00%			$118,024,833

Investment Abbreviations:

CAD-Canadian Dollar

CHF-Swiss Franc

EUR-Euro

GBP-British Pound Sterling

NOK-Norwegian Krone

SEK-Swedish Krona

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $93,135,218, which represented 78.91% of the Fund’s Net Assets.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2020	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$ 221,737	$ (221,737)	$-	$-	$-	$ 1
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	14,531,626	(14,531,626)	-	-	-	342

Total	$-	$14,753,363	$(14,753,363)	$-	$-	$-	$343

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Statements of Assets and Liabilities

October 31, 2020

	Invesco Emerging Markets Sovereign Debt ETF (PCY)	Invesco Global Short Term High Yield Bond ETF (PGHY)	Invesco International Corporate Bond ETF (PICB)
Assets:
Unaffiliated investments in securities, at value(a)	$2,638,346,930	$185,652,725	$116,521,878
Affiliated investments in securities, at value	660,305	11,213,571	-
Cash	797,141	85,067	-
Foreign currencies, at value	-	-	360,823
Deposits with brokers:
Cash segregated as collateral	26,109,991	-	123,772
Receivable for:
Dividends and interest	36,436,064	4,007,714	1,182,664
Securities lending	-	5,339	-
Investments sold	24,196,851	308,186	597,033
Fund shares sold	24,845,768	-	119,291
Foreign tax reclaims	-	-	54,016
Investments matured, at value	-	1,733,439	-

Total assets	2,751,393,050	203,006,041	118,959,477

Liabilities:
Due to custodian	-	-	117,306
Due to foreign custodian	-	31	-
Payable for:
Investments purchased	24,426,185	1,682,629	643,158
Collateral upon return of securities loaned	-	4,910,509	-
Collateral upon receipt of securities in-kind	26,109,991	-	123,772
Fund shares repurchased	24,244,565	-	-
Accrued unitary management fees	1,166,263	57,777	50,408

Total liabilities	75,947,004	6,650,946	934,644

Net Assets	$2,675,446,046	$196,355,095	$118,024,833

Net assets consist of:
Shares of beneficial interest	$3,238,940,032	$224,015,478	$111,139,534
Distributable earnings (loss)	(563,493,986)	(27,660,383)	6,885,299

Net Assets	$2,675,446,046	$196,355,095	$118,024,833

Shares outstanding (unlimited amount authorized, $0.01 par value)	99,500,000	9,100,000	4,200,000
Net asset value	$26.89	$21.58	$28.10

Market price	$26.81	$21.59	$28.15

Unaffiliated investments in securities, at cost	$2,665,938,829	$195,504,024	$109,795,578

Affiliated investments in securities, at cost	$660,305	$11,213,520	$-

Foreign currencies (due to foreign custodian), at cost	$-	$(33)	$361,624

Investments matured, at cost	$-	$7,344,264	$-

(a) Includes securities on loan with an aggregate value of:	$-	$4,743,089	$-

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Statements of Operations

For the year ended October 31, 2020

	Invesco Emerging Markets Sovereign Debt ETF (PCY)	Invesco Global Short Term High Yield Bond ETF (PGHY)	Invesco International Corporate Bond ETF (PICB)
Investment income:
Unaffiliated interest income	$156,829,193	$11,794,326	$2,019,215
Affiliated dividend income	49,474	37,576	343
Securities lending income	4,126	58,282	-
Foreign withholding tax	-	(305)	-

Total investment income	156,882,793	11,889,879	2,019,558

Expenses:
Unitary management fees	15,286,417	724,919	570,601

Less: Waivers	(17,115)	(8,881)	(238)

Net expenses	15,269,302	716,038	570,363

Net investment income	141,613,491	11,173,841	1,449,195

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(238,338,857)	(7,628,422)	204,517
Affiliated investment securities	1,068	(566)	-
In-kind redemptions	72,715,051	(749,146)	564,593
Foreign currencies	-	-	(18,407)

Net realized gain (loss)	(165,622,738)	(8,378,134)	750,703

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(103,187,526)	(5,426,407)	4,039,423
Affiliated investment securities	-	(13)	-
Foreign currencies	-	(1)	(5,019)

Change in net unrealized appreciation (depreciation)	(103,187,526)	(5,426,421)	4,034,404

Net realized and unrealized gain (loss)	(268,810,264)	(13,804,555)	4,785,107

Net increase (decrease) in net assets resulting from operations	$(127,196,773)	$(2,630,714)	$6,234,302

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

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33

Statements of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	Invesco Emerging Markets Sovereign Debt ETF (PCY)		Invesco Global Short Term High Yield Bond ETF (PGHY)
	2020	2019	2020	2019
Operations:
Net investment income	$141,613,491	$175,865,677	$11,173,841	$11,522,396
Net realized gain (loss)	(165,622,738)	(49,242,012)	(8,378,134)	(2,613,544)
Change in net unrealized appreciation (depreciation)	(103,187,526)	413,622,952	(5,426,421)	(650,969)

Net increase (decrease) in net assets resulting from operations	(127,196,773)	540,246,617	(2,630,714)	8,257,883

Distributions to Shareholders from:
Distributable earnings	(145,456,485)	(176,845,023)	(11,177,975)	(11,538,702)
Return of capital	-	-	(282,870)	-

Total distributions to shareholders	(145,456,485)	(176,845,023)	(11,460,845)	(11,538,702)

Shareholder Transactions:
Proceeds from shares sold	1,134,059,434	1,421,704,253	17,991,045	27,735,589
Value of shares repurchased	(1,721,347,456)	(1,954,083,096)	(38,021,588)	(10,377,575)
Transaction fees	-	-	-	-

Net increase (decrease) in net assets resulting from share transactions	(587,288,022)	(532,378,843)	(20,030,543)	17,358,014

Net increase (decrease) in net assets	(859,941,280)	(168,977,249)	(34,122,102)	14,077,195

Net assets:
Beginning of year	3,535,387,326	3,704,364,575	230,477,197	216,400,002

End of year	$2,675,446,046	$3,535,387,326	$196,355,095	$230,477,197

Changes in Shares Outstanding:
Shares sold	42,500,000	50,200,000	800,000	1,200,000
Shares repurchased	(64,400,000)	(70,200,000)	(1,800,000)	(450,000)
Shares outstanding, beginning of year	121,400,000	141,400,000	10,100,000	9,350,000

Shares outstanding, end of year	99,500,000	121,400,000	9,100,000	10,100,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco International Corporate Bond ETF (PICB)
2020	2019

$1,449,195	$1,741,353
750,703	(1,001,104)
4,034,404	8,263,168

6,234,302	9,003,417

(1,457,468)	(1,050,715)
-	(702,713)

(1,457,468)	(1,753,428)

23,204,967	2,597,030
(21,858,354)	(16,941,838)
23,608	3,257

1,370,221	(14,341,551)

6,147,055	(7,091,562)

111,877,778	118,969,340

$118,024,833	$111,877,778

850,000	100,000
(800,000)	(650,000)
4,150,000	4,700,000

4,200,000	4,150,000

35

Financial Highlights

Invesco Emerging Markets Sovereign Debt ETF (PCY)

	Years Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$29.12	$26.20	$29.62	$29.81	$28.08

Net investment income(a)	1.28	1.41	1.26	1.45	1.46
Net realized and unrealized gain (loss) on investments	(2.20)	2.93	(3.42)	(0.17)	1.74

Total from investment operations	(0.92)	4.34	(2.16)	1.28	3.20

Distributions to shareholders from:
Net investment income	(1.31)	(1.42)	(1.26)	(1.46)	(1.47)
Return of capital	-	-	-	(0.01)	-

Total distributions	(1.31)	(1.42)	(1.26)	(1.47)	(1.47)

Net asset value at end of year	$26.89	$29.12	$26.20	$29.62	$29.81

Market price at end of year(b)	$26.81	$29.13	$26.13	$29.62	$29.70

Net Asset Value Total Return(c)	(3.07)%	16.91%	(7.42)%	4.49%	11.79%
Market Price Total Return(c)	(3.38)%	17.28%	(7.66)%	4.88%	11.61%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,675,446	$3,535,387	$3,704,365	$4,970,710	$4,125,597
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	4.63%	5.03%	4.51%	4.98%	5.06%
Portfolio turnover rate(d)	28%	28%	54%	30%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Financial Highlights–(continued)

Invesco Global Short Term High Yield Bond ETF (PGHY)

	Years Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$22.82	$23.14	$24.14	$24.16	$23.50

Net investment income(a)	1.18	1.20	1.24	1.34	1.51
Net realized and unrealized gain (loss) on investments	(1.20)	(0.32)	(1.00)	0.02	0.59

Total from investment operations	(0.02)	0.88	0.24	1.36	2.10

Distributions to shareholders from:
Net investment income	(1.19)	(1.20)	(1.24)	(1.37)	(1.42)
Return of capital	(0.03)	-	-	(0.01)	(0.02)

Total distributions	(1.22)	(1.20)	(1.24)	(1.38)	(1.44)

Net asset value at end of year	$21.58	$22.82	$23.14	$24.14	$24.16

Market price at end of year(b)	$21.59	$22.81	$23.03	$24.19	$24.23

Net Asset Value Total Return(c)	0.02%	3.90%	1.05%	5.76%	9.27%
Market Price Total Return(c)	0.15%	4.36%	0.36%	5.66%	10.17%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$196,355	$230,477	$216,400	$222,093	$68,862
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	5.39%	5.21%	5.25%	5.52%	6.43%
Portfolio turnover rate(d)	54%	57%	42%	38%	53%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Financial Highlights–(continued)

Invesco International Corporate Bond ETF (PICB)

	Years Ended October 31,
	2020	2019		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$26.96	$25.31		$26.88	$25.08	$25.95

Net investment income(a)	0.34	0.39		0.43	0.42	0.55
Net realized and unrealized gain (loss) on investments	1.13	1.65		(1.57)	1.80	(0.86)

Total from investment operations	1.47	2.04		(1.14)	2.22	(0.31)

Distributions to shareholders from:
Net investment income	(0.34)	(0.23)		(0.43)	(0.23)	-
Return of capital	-	(0.16)		-	(0.19)	(0.56)

Total distributions	(0.34)	(0.39)		(0.43)	(0.42)	(0.56)

Transaction fees(a)	0.01	0.00	(b)	-	0.00 (b)	0.00 (b)

Net asset value at end of year	$28.10	$26.96		$25.31	$26.88	$25.08

Market price at end of year(c)	$28.15	$26.84		$25.28	$26.89	$25.02

Net Asset Value Total Return(d)	5.57%	8.12%		(4.31)%	8.95%	(1.26)%
Market Price Total Return(d)	6.24%	7.77%		(4.46)%	9.25%	(1.26)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$118,025	$111,878		$118,969	$159,963	$160,539
Ratio to average net assets of:
Expenses	0.50%	0.51	%(e)	0.50%	0.50%	0.50%
Net investment income	1.27%	1.49	%(e)	1.58%	1.62%	2.12%
Portfolio turnover rate(f)	22%	23%		12%	14%	24%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Emerging Markets Sovereign Debt ETF (PCY)	“Emerging Markets Sovereign Debt ETF”
Invesco Global Short Term High Yield Bond ETF (PGHY)	“Global Short Term High Yield Bond ETF”
Invesco International Corporate Bond ETF (PICB)	“International Corporate Bond ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of each Fund are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Emerging Markets Sovereign Debt ETF	DBIQ Emerging Market USD Liquid Balanced Index
Global Short Term High Yield Bond ETF	DB Global Short Maturity High Yield Bond Index
International Corporate Bond ETF	S&P International Corporate Bond Index®

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are

39

subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Changing Global Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. In recent years, the FRB and other foreign central banks began “tapering” their quantitative easing programs, leading to fluctuations in the Federal Funds Rate and equivalent foreign rates. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of

40

quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes or any future rate changes on various markets. Any additional changes to the monetary policy by the FRB or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and a Fund’s transaction costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Foreign Fixed-Income Investment Risk. For certain funds, investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Geographic Concentration Risk. A natural or other disaster could occur in a country or geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected country or region.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

LIBOR Risk. Certain Funds may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is currently anticipated that LIBOR will cease to be published after that time, although there are initiatives underway for the discontinuation to be extended beyond 2021 for certain LIBOR rates. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

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Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, a Fund may incur additional expenses to seek recovery.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other

42

criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
E.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a

43

risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.
K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)
Emerging Markets Sovereign Debt ETF	0.50%
Global Short Term High Yield Bond ETF	0.35%
International Corporate Bond ETF	0.50%

Further, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2020, the Adviser waived fees for each Fund in the following amounts:

Emerging Markets Sovereign Debt ETF	$17,115
Global Short Term High Yield Bond ETF	8,881
International Corporate Bond ETF	238

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The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Emerging Markets Sovereign Debt ETF	Deutsche Bank Securities Inc.
Global Short Term High Yield Bond ETF	Deutsche Bank Securities Inc.
International Corporate Bond ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020, for each Fund (except for International Corporate Bond ETF). As of October 31, 2020, all of the securities in International Corporate Bond ETF were valued based on Level 2 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Emerging Markets Sovereign Debt ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$2,638,346,930	$-	$2,638,346,930
Money Market Funds	660,305	-	-	660,305

Total Investments	$660,305	$2,638,346,930	$-	$2,639,007,235

Global Short Term High Yield Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$184,799,328	$6,584	$184,805,912
Common Stocks & Other Equity Interests	766,617	-	30,055	796,672
Variable Rate Senior Loan Interests	-	50,141	-	50,141
Preferred Stocks	-	-	0	0
Money Market Funds	6,303,011	4,910,560	-	11,213,571

Total Investments in Securities	7,069,628	189,760,029	36,639	196,866,296

Other Investments - Assets
Investments Matured	-	1,203,026	530,413	1,733,439

Total Investments	$7,069,628	$190,963,055	$567,052	$198,599,735

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NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020			2019
	Ordinary Income*	Long-Term Capital Gains	Return of Capital	Ordinary Income*	Long-Term Capital Gains	Return of Capital
Emerging Markets Sovereign Debt ETF	$145,456,485	$-	$-	$176,845,023	$-	$-
Global Short Term High Yield Bond ETF	11,177,975	-	282,870	11,538,702	-	-
International Corporate Bond ETF	1,421,718	35,750	-	746,735	303,980	702,713

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Emerging Markets Sovereign Debt ETF	$-	$(31,381,154)	$-	$(532,112,832)	$3,238,940,032	$2,675,446,046
Global Short Term High Yield Bond ETF	-	(15,462,386)	1	(12,197,998)	224,015,478	196,355,095
International Corporate Bond ETF	145,554	6,726,300	13,445	-	111,139,534	118,024,833

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of October 31, 2020:

	No expiration
	Short-Term	Long-Term	Total
Emerging Markets Sovereign Debt ETF	$193,316,142	$338,796,690	$532,112,832
Global Short Term High Yield Bond ETF	2,236,370	9,961,628	12,197,998
International Corporate Bond ETF	-	-	-

NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2020, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Emerging Markets Sovereign Debt ETF	$899,950,365	$854,030,991
Global Short Term High Yield Bond ETF	108,244,566	102,925,908
International Corporate Bond ETF	34,947,551	24,953,106

For the fiscal year ended October 31, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Emerging Markets Sovereign Debt ETF	$1,025,868,935	$1,643,803,074
Global Short Term High Yield Bond ETF	7,495,459	23,486,443
International Corporate Bond ETF	13,211,818	21,358,766

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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At October 31, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Emerging Markets Sovereign Debt ETF	$104,881,257	$(136,262,411)	$(31,381,154)	$2,670,388,389
Global Short Term High Yield Bond ETF	1,947,232	(17,409,618)	(15,462,386)	214,062,121
International Corporate Bond ETF	7,294,213	(567,913)	6,726,300	109,795,578

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and distributions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Emerging Markets Sovereign Debt ETF	$3,842,994	$(61,845,442)	$58,002,448
Global Short Term High Yield Bond ETF	2,167	742,572	(744,739)
International Corporate Bond ETF	8,273	(621,606)	613,333

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for such Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

47

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

48

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Short Term High Yield Bond ETF and Invesco International Corporate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Short Term High Yield Bond ETF and Invesco International Corporate Bond ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the five years in the period ended October 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 23, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

49

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Emerging Markets Sovereign Debt ETF (PCY)
Actual	$1,000.00	$1,114.10	0.50%	$2.66
Hypothetical (5% return before expenses)	1,000.00	1,022.62	0.50	2.54
Invesco Global Short Term High Yield Bond ETF (PGHY)
Actual	1,000.00	1,078.80	0.35	1.83
Hypothetical (5% return before expenses)	1,000.00	1,023.38	0.35	1.78
Invesco International Corporate Bond ETF (PICB)
Actual	1,000.00	1,086.70	0.50	2.62
Hypothetical (5% return before expenses)	1,000.00	1,022.62	0.50	2.54

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

50

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Long Term Capital Gains	Qualified Short Term Gains
Invesco Emerging Markets Sovereign Debt ETF	0%	0%	0%	97%	0%	$-	$-
Invesco Global Short Term High Yield Bond ETF	0%	0%	0%	100%	38%	-	-
Invesco International Corporate Bond ETF	0%	0%	0%	100%	0%	35,750	30,028

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

51

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of October 31, 2020

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	216	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	216	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

52

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010- Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	216	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013- 2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

53

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973- 1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	216	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

54

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	216	Treasurer (2018-Present), Finance Committee Member (2015- Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	216	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

55

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006- 2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005- 2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	216	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

56

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	216	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	216	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

57

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008- 2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	216	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

58

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); Authorized Person, Accretive Asset Management LLC (2018-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

59

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal – US ETFs and Secretary, Invesco Capital Management LLC (2020-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2020-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary (2020-Present), Invesco Capital Markets, Inc. and Invesco Investment Advisers LLC; Assistant Secretary, The Invesco Funds (2014-Present); formerly, Assistant Secretary, Invesco Capital Management LLC (2015-2020) and Invesco Specialized Products, LLC (2018-2020); Assistant Secretary (2014-2020) and Chief Compliance Officer (2017), Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Senior Counsel, Invesco Ltd. (2013-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

60

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

61

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-FINC-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

October 31, 2020

CQQQ	Invesco China Technology ETF

PIZ	Invesco DWA Developed Markets Momentum ETF

PIE	Invesco DWA Emerging Markets Momentum ETF

PXF	Invesco FTSE RAFI Developed Markets ex-U.S. ETF

PDN	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

PXH	Invesco FTSE RAFI Emerging Markets ETF

PBD	Invesco Global Clean Energy ETF

PIO	Invesco Global Water ETF

IPKW	Invesco International BuyBack AchieversTM ETF

CUT	Invesco MSCI Global Timber ETF

CGW	Invesco S&P Global Water Index ETF

IDHQ	Invesco S&P International Developed Quality ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

At the outset of the fiscal year, improving economic conditions during the fourth quarter of 2019 provided the backdrop for strong equity market returns. Investors were encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

During the first quarter of 2020, as the spread of the new coronavirus (COVID-19) disrupted travel and suppressed consumer activity, investors became increasingly concerned about the global economy. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. Beginning in late February, equity markets declined sharply and quickly, ushering in the first bear market since the financial crisis of 2008. Though the equity market stabilized somewhat toward the end of March, all sectors declined during the downturn. In response to the major collapse in demand and to help facilitate liquidity, the US Federal Reserve (“the Fed”) cut interest rates two times in March by 0.50% and 1.00%, ending with a target range of 0.00% to 0.25%.1

In April, US unemployment numbers continued to climb and the initial gross domestic product (GDP) estimates for the first quarter of 2020 saw the economy shrink by 5%, the sharpest drop since the 2008 financial crisis.2 However, during the second and into the third quarter of 2020, US stocks largely shrugged off economic uncertainty, social unrest and a resurgence in coronavirus infections to rally from the market bottom. The rally followed a sharp economic decline caused by global shutdowns to slow the spread of COVID-19. Investor sentiment improved in response to trillions of dollars in economic stimulus, progress on a coronavirus vaccine and re-openings in many US regions. After oil futures contracts turned negative in early April, oil prices doubled in June, which supported struggling energy companies and millions of energy sector employees. In July, the Fed extended its emergency stimulus programs, originally scheduled to end in September, to year-end, which provided support to equities. In late August, revised second quarter GDP fell by 31.40%2, a record decline. Despite the extreme drop in the economy, the S&P 500 Index not only erased all its losses from the first quarter but reached record highs by the end of August.

Despite a September selloff, US equity markets posted gains in the third quarter as the Fed extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Activity was better than expected across many areas of the economy. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October saw increased volatility as COVID-19 infection rates rose to record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Despite October posting negative returns for the major stock indices in the US and globally, the S&P 500 Index returned 9.71% for the fiscal year.

[1]	Source: US Federal Reserve
[2]	Source: US Bureau of Economic Analysis

Global Equity

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

3

CQQQ	Management’s Discussion of Fund Performance
Invesco China Technology ETF (CQQQ)

As an index fund, Invesco China Technology ETF’s (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of FTSE China Incl A 25% Technology Capped Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains, and calculates the Index. The Index is composed of securities of companies that the Index Provider, pursuant to the Index methodology, has classified as being in the technology industry and that are constituents of the FTSE China Index and FTSE China A Stock Connect CNH Index. The Index may include China A-shares (shares of Chinese incorporated companies that may trade on the Shanghai or Shenzhen stock exchanges via a Stock Connect program), B-shares, H-shares, N-shares, Red Chip shares, P-chip shares and S-chip shares. Index constituents are modified market capitalization weighted. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned 55.97%. On a net asset value (“NAV”) basis, the Fund returned 54.53%. During the same time period, the Index returned 55.74%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due the daily compounding of fees during a time period of high returns, as well as operating expenses and foreign exchange rates.

During this same time period, the MSCI China Index (Net) (the “Benchmark Index”) returned 35.19%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 714 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of Chinese stocks.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a stock selection methodology within a specific sector whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the interactive media & services industry and most underweight in the banks industry during the fiscal year ended October 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation in the banks industry along with the Fund’s security selection in the internet & direct marketing retail industry.

For the fiscal year ended October 31, 2020, the internet & direct marketing retail industry contributed most significantly to the Fund’s return, followed by the interactive media & services and software industries, respectively. The technology hardware storage & peripherals industry detracted most significantly from the Fund’s return, followed by the metals & mining and machinery industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020 included Meituan Dianping, Class B, an internet & direct marketing retail company (portfolio average weight of 9.66%), and Tencent Holdings Ltd., an interactive media & services company (portfolio average weight of 9.80%). Positions that detracted most significantly from the Fund’s return included Momo, Inc., ADR, Class A, an interactive media & services company (portfolio average weight of 2.60%), Weibo Corp., ADR, Class A, an interactive media & services company (portfolio average weight of 1.90%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Interactive Media & Services	31.14
Electronic Equipment, Instruments & Components	16.16
Semiconductors & Semiconductor Equipment	15.16
Software	11.09
Internet & Direct Marketing Retail	9.71
IT Services	6.99
Entertainment	3.52
Industry Types Each Less Than 3%	6.32
Money Market Funds Plus Other Assets Less Liabilities	(0.09)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
Tencent Holdings Ltd.	10.41
Meituan Dianping, B Shares	9.71
Baidu, Inc., ADR	8.03
Semiconductor Manufacturing International Corp.	7.43
Sunny Optical Technology Group Co. Ltd.	5.91
GDS Holdings Ltd., ADR	4.30
Kingdee International Software Group Co. Ltd.	4.09
Autohome, Inc., ADR	3.89
JOYY, Inc., ADR	3.60
Tencent Music Entertainment Group, ADR	3.43
Total	60.80

*	Excluding money market fund holdings.

4

Invesco China Technology ETF (CQQQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended — FTSE China Incl A 25% Technology Capped Index (Net)	55.74%	9.08%	29.77%	17.67%	125.62%	11.48%	196.34%	11.88%	239.77%
FTSE China Incl A 25% Technology Capped Index (Net)	55.74	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MSCI China Index (Net)	35.19	8.32	27.10	12.73	82.04	6.69	91.11	6.71	102.87
Fund
NAV Return	54.53	8.42	27.44	17.04	119.64	11.33	192.40	11.68	233.35
Market Price Return	55.97	8.58	28.03	17.23	121.44	11.31	192.00	11.73	234.96

Guggenheim China Technology ETF (the “Predecessor Fund”)

Fund Inception: December 08, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.70% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index.

The Blended-Index, Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

“3 Years”, “5 Years” and “Fund Inception” performance for the Index is not available because the Index did not commence until March 18, 2019. The Blended-FTSE China Incl A 25% Technology Capped Index (Net) is comprised of the performance of the AlphaShares China Technology Index, the Fund’s previous underlying index prior to the conversion date, June 21, 2019, followed by the performance of the Index, starting from the conversion date through October 31, 2020.

5

PIZ	Management’s Discussion of Fund Performance
Invesco DWA Developed Markets Momentum ETF (PIZ)

As an index fund, the Invesco DWA Developed Markets Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Developed Markets Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects securities pursuant to its proprietary selection methodology for inclusion in the Index, which is designed to identify securities that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index is comprised of equity securities of large capitalization companies based in countries with developed economies, excluding the United States. Dorsey Wright selects securities for inclusion in the Index from an eligible universe of the largest 1,000 constituents by market capitalization within the Nasdaq Developed Markets Ex United States Index. The Index Provider assigns a relative strength score to each eligible security and selects approximately 100 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned 10.96%. On a net asset value (“NAV”) basis, the Fund returned 10.82%. During the same time period, the Index returned 11.67%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs and slippage associated with quarterly rebalances. During this same time period, the MSCI EAFE® Index (Net) returned (6.86)%.

For the fiscal year ended October 31, 2020, the information technology sector contributed most significantly to the Fund’s return followed by the health care and industrials sectors, respectively. The real estate sector detracted most significantly during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020 included Shopify, Inc., Class A, an information technology company (no longer held at fiscal year-end), and arGEN-X SE, a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included REA Group Ltd, a communication services company (no longer held at fiscal year-end), and Ryman Healthcare Ltd., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Industrials	28.29
Information Technology	19.60
Health Care	15.79
Materials	8.89
Consumer Discretionary	6.92
Consumer Staples	6.24
Real Estate	4.74
Financials	4.72
Sector Types Each Less Than 3%	4.91
Money Market Funds Plus Other Assets Less Liabilities	(0.10)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
Boyd Group Services, Inc.	3.01
Ramsay Health Care Ltd.	2.69
Kone OYJ, Class B	2.63
Royal Unibrew A/S	2.62
Nemetschek SE	2.56
Constellation Software, Inc.	2.32
Kirkland Lake Gold Ltd.	2.24
Spirax-Sarco Engineering PLC	2.10
AddTech AB, Class B	2.09
Fastighets AB Balder, Class B	2.07
Total	24.33

*	Excluding money market fund holdings.

6

Invesco DWA Developed Markets Momentum ETF (PIZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dorsey Wright® Developed Markets Technical Leaders Index (Net)	11.67%	5.01%	15.79%	7.17%	41.39%	6.37%	85.50%	3.95%	64.52%
MSCI EAFE® Index (Net)	(6.86)	(1.24)	(3.67)	2.85	15.07	3.82	45.53	1.00	13.68
Fund
NAV Return	10.82	4.20	13.14	6.46	36.77	5.44	69.91	3.02	46.53
Market Price Return	10.96	4.08	12.74	6.56	37.42	5.38	68.84	2.96	45.41

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.80% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the MSCI EAFE® Index (Net) to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

7

PIE	Management’s Discussion of Fund Performance
Invesco DWA Emerging Markets Momentum ETF (PIE)

As an index fund, the Invesco DWA Emerging Markets Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Emerging Markets Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects securities pursuant to its proprietary selection methodology for inclusion in the Index, which is designed to identify securities that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index is comprised of equity securities of large capitalization companies based in emerging market countries. Dorsey Wright selects securities for inclusion in the Index from an eligible universe of the largest 1,000 constituents by market capitalization within the Nasdaq Emerging Markets

Index (except for U.S.-listed American Depositary Receipts or foreign listings). The Index Provider assigns a relative strength score to each eligible security and selects approximately 100 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned 7.77%. On a net asset value (“NAV”) basis, the Fund returned 7.08%. During the same time period, the Index returned 8.34%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs and slippage associated with quarterly rebalances. During this same time period, the MSCI Emerging Markets IndexSM (Net) returned 8.25%.

For the fiscal year ended October 31, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the materials and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020 included Hartalega Holdings Bhd., a health care company (no longer held at fiscal year-end), and Tencent Holdings Ltd., a communication services company (portfolio average weight of 2.96%). Positions that detracted most significantly from the Fund’s return included

TISCO Financial Group PLC, NVDR, a financials company (no longer held at fiscal year-end), and Thanachart Capital PCL, NVDR, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Information Technology	26.46
Consumer Discretionary	21.51
Materials	13.41
Consumer Staples	10.05
Financials	9.23
Industrials	8.15
Communication Services	5.21
Real Estate	3.25
Health Care	2.96
Money Market Funds Plus Other Assets Less Liabilities	(0.23)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
Tencent Holdings Ltd.	3.43
Shenzhou International Group Holdings Ltd.	3.03
Sinbon Electronics Co. Ltd.	2.71
ANTA Sports Products Ltd.	2.69
TAL Education Group, ADR	2.47
Yihai International Holding Ltd.	2.34
New Oriental Education & Technology Group, Inc., ADR	2.12
Taiwan Semiconductor Manufacturing Co. Ltd.	2.05
Li Ning Co. Ltd.	2.04
Voltronic Power Technology Corp.	2.00
Total	24.88

*	Excluding money market fund holdings.

8

Invesco DWA Emerging Markets Momentum ETF (PIE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dorsey Wright® Emerging Markets Technical Leaders Index (Net)	8.34%	3.81%	11.86%	7.56%	43.97%	3.73%	44.26%	1.89%	27.18%
MSCI Emerging Markets IndexSM (Net)	8.25	1.94	5.93	7.92	46.36	2.42	27.02	1.46	20.46
Fund
NAV Return	7.08	2.43	7.47	6.11	34.52	2.27	25.16	(0.79)	(9.63)
Market Price Return	7.77	2.40	7.38	6.23	35.25	2.23	24.70	(0.82)	(10.05)

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.90% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the MSCI Emerging Markets IndexSM (Net) to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

9

PXF	Management’s Discussion of Fund Performance
Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

As an index fund, the Invesco FTSE RAFI Developed Markets ex-U.S. ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM Developed ex U.S. 1000 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE”) in conjunction with Research Affiliates (“RA”, and together with FTSE, the “Index Provider”), compiles, maintains and calculates the Index, which is comprised of companies originating in countries that are classified as “developed” within the country classification definition of FTSE, excluding the United States. The Index is designed to track the performance of companies domiciled in developed markets with the largest cumulative scores (“Fundamental Value”), selected from the constituents of the FTSE Developed All Cap ex US Index as determined by the Index Provider. The Index selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned (13.80)%. On a net asset value (“NAV”) basis, the Fund returned (14.26)%. During the same time period, the Index returned (14.33)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fact that the Fund was holding cash to pay distributions in March, which coincided with the overall market decline, along with income received from the securities lending program in which the Fund participates. These were partially offset by the fees and operating expenses incurred by the Fund during the period. During this same time period, the MSCI EAFE® Index (Net) returned (6.86)%.

For the fiscal year ended October 31, 2020, the materials sector contributed most significantly to the Fund’s return, followed by the information technology sector. The financials sector detracted most significantly from the Fund’s return, followed by the energy and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020 included SoftBank Group Corp., a communication services company (portfolio average weight of 0.55%), and Daimler AG, a consumer discretionary company (portfolio average weight of 0.86%). Positions that detracted most significantly from the Fund’s return included BP PLC, an energy company (portfolio average weight of 1.16%), and HSBC Holdings PLC, a financials company (portfolio average weight of 0.93%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Financials	22.36
Industrials	13.70
Consumer Discretionary	12.38
Materials	9.98
Consumer Staples	8.78
Health Care	6.31
Energy	6.31
Information Technology	6.24
Communication Services	6.21
Utilities	4.88
Real Estate	2.38
Money Market Funds Plus Other Assets Less Liabilities	0.47

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
Samsung Electronics Co. Ltd.	1.75
Nestle S.A.	1.29
Daimler AG	1.17
TOTAL SE	0.98
Toyota Motor Corp.	0.91
Royal Dutch Shell PLC, Class A	0.86
Roche Holding AG	0.82
SoftBank Group Corp.	0.81
Siemens AG	0.80
BP PLC	0.78
Total	10.17

*	Excluding money market fund holdings.

10

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFI™ Developed ex U.S. 1000 Index (Net)	(14.33)%	(5.36)%	(15.22)%	0.94%	4.77%	2.11%	23.23%	0.40%	5.50%
MSCI EAFE® Index (Net)	(6.86)	(1.24)	(3.67)	2.85	15.07	3.82	45.53	1.05	14.94
Fund
NAV Return	(14.26)	(5.44)	(15.45)	0.82	4.17	1.85	20.16	0.02	0.31
Market Price Return	(13.80)	(5.47)	(15.54)	1.00	5.10	1.76	19.05	0.03	0.40

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the MSCI EAFE® Index (Net) to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

11

PDN	Management’s Discussion of Fund Performance
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

As an index fund, the Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (the “Fund) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM Developed ex U.S. Mid-Small 1500 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA”, and together with FTSE, the “Index Provider”), compiles, maintains and calculates the Index, which is comprised of securities of small-and mid-capitalization companies that are classified as “developed” within the country classification definition of FTSE, excluding the United States. The Index is designed to track the performance of the small and mid-capitalization companies in developed markets based on their cumulative scores (“Fundamental Value”), selected from the constituents of the FTSE Developed All Cap ex US Index, as determined by the Index Provider. The Index selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned (2.53)%. On a net asset value (“NAV”) basis, the Fund returned (3.36)%. During the same time period, the Index returned (3.15)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period. These were partially offset by the Fund holding cash to pay distributions in March, which coincided with the overall market decline, along with income received from the securities lending program in which the Fund participates. During this same time period, the MSCI EAFE® Small Cap Index (Net) returned (1.36)%.

For the fiscal year ended October 31, 2020, the materials sector contributed most significantly to the Fund’s return, followed by the health care and information technology sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the financials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020 included SK Chemicals Co. Ltd., a materials company (portfolio average weight of 0.09%), and Logitech International S.A., an information technology company (portfolio average weight of 0.19%). Positions that detracted most significantly from the Fund’s return included Vistry Group PLC, a consumer discretionary company (portfolio average weight of 0.12%), and Aristocrat Leisure Ltd., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Industrials	23.51
Consumer Discretionary	15.23
Materials	10.98
Financials	8.94
Information Technology	8.72
Consumer Staples	7.93
Real Estate	6.58
Health Care	6.28
Communication Services	6.05
Sector Types Each Less Than 3%	5.49
Money Market Funds Plus Other Assets Less Liabilities	0.29

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
PostNL N.V.	0.32
Logitech International S.A.	0.29
SK Chemicals Co. Ltd.	0.25
Kumho Petrochemical Co. Ltd.	0.25
Siemens Gamesa Renewable Energy S.A.	0.25
Ibiden Co. Ltd.	0.25
Shimamura Co. Ltd.	0.25
Zalando SE	0.24
Daifuku Co. Ltd.	0.23
Xinyi Glass Holdings Ltd.	0.23
Total	2.56

*	Excluding money market fund holdings.

12

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFITM Developed ex U.S. Mid-Small 1500 Index (Net)	(3.15)%	(1.84)%	(5.41)%	4.52%	24.73%	5.16%	65.32%	3.84%	63.77%
MSCI EAFE® Small Cap Index (Net)	(1.36)	(0.35)	(1.05)	5.38	29.93	6.55	88.59	3.56	58.16
Fund
NAV Return	(3.36)	(2.11)	(6.19)	4.21	22.92	4.76	59.25	3.34	53.67
Market Price Return	(2.53)	(2.21)	(6.48)	4.17	22.68	4.63	57.21	3.24	51.72

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the MSCI EAFE® Small Cap Index (Net) to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

13

PXH	Management’s Discussion of Fund Performance
Invesco FTSE RAFI Emerging Markets ETF (PXH)

As an index fund, the Invesco FTSE RAFI Emerging Markets ETF (the “Fund) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM Emerging Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA”, and together with FTSE, the “Index Provider”), compiles, maintains and calculates the Index, which is comprised of securities of companies domiciled in countries that are classified as emerging markets within the country classification definition of FTSE. The Index is designed to track the performance of securities of companies domiciled in emerging market countries with the highest-ranking cumulative score (“Fundamental Value”), selected from the constituents of the FTSE Emerging All Cap Index, as determined by the Index Provider. The Index selects and weights the securities based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flows, sales and dividends. While the Fund generally seeks to invest in all of the securities comprising the Index in proportion to their weightings in the Index, at times the composition of the Index may make such “full replication” impracticable. In such circumstances, the Fund will utilize a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned (13.36)%. On a net asset value (“NAV”) basis, the Fund returned (13.44)%. During the same time period, the Index returned (12.96)%. During the fiscal year, the Fund utilized a sampling methodology to achieve exposure to the Indian and Russian securities included in the Index. The Fund’s performance, on a NAV basis, differed from the return of the Index during the period primarily due to the fees and expenses that the Fund incurred.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 8.25%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,392 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the consumer discretionary sector during the fiscal year ended October 31,

2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight exposure to and security selection in the energy and financials sectors, respectively.

For the fiscal year ended October 31, 2020, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary sector. The financials sector detracted most significantly from the Fund’s return, followed by the energy and consumer staples sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020 included Taiwan Semiconductor Manufacturing Co. Ltd., an information technology company (portfolio average weight of 4.75%), and Alibaba Group Holding Ltd. ADR, a consumer discretionary company (portfolio average weight of 1.86%). Positions that detracted most significantly from the Fund’s return included Gazprom PJSC, an energy company (portfolio average weight of 2.39%), and Itau Unibanco Holding S.A., Preference Shares, a financials company (portfolio average weight of 1.31%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Financials	29.46
Information Technology	15.23
Energy	12.85
Materials	10.24
Communication Services	10.02
Consumer Discretionary	8.72
Consumer Staples	3.99
Real Estate	3.05
Industrials	3.02
Sector Types Each Less Than 3%	3.17
Money Market Funds Plus Other Assets Less Liabilities	0.25

14

Invesco FTSE RAFI Emerging Markets ETF (PXH) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
Taiwan Semiconductor Manufacturing Co. Ltd.	5.81
China Construction Bank Corp., H Shares	3.80
Alibaba Group Holding Ltd., ADR	2.84
Industrial & Commercial Bank of China Ltd., H Shares	2.51
Tencent Holdings Ltd.	2.00
China Mobile Ltd.	1.89
Gazprom PJSC	1.84
Reliance Industries Ltd.	1.60
Vale S.A.	1.57
Bank of China Ltd., H Shares	1.55
Total	25.41

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFI™ Emerging Index (Net)	(12.96)%	(3.22)%	(9.36)%	6.27%	35.52%	(0.02)%	(0.18)%	0.63%	8.64%
MSCI Emerging Markets IndexSM (Net)	8.25	1.94	5.93	7.92	46.36	2.42	27.02	1.73	25.19
Fund
NAV Return	(13.44)	(3.60)	(10.42)	5.76	32.34	(0.58)	(5.66)	(0.39)	(4.94)
Market Price Return	(13.36)	(3.54)	(10.26)	5.85	32.91	(0.69)	(6.70)	(0.55)	(7.01)

15

Invesco FTSE RAFI Emerging Markets ETF (PXH) (continued)

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% includes the unitary management fee of 0.49% and acquired fund fees and expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

16

PBD	Management’s Discussion of Fund Performance
Invesco Global Clean Energy ETF (PBD)

As an index fund, the Invesco Global Clean Energy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the WilderHill New Energy Global Innovation Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, WilderHill New Energy Finance, LLC (the “Index Provider”) compiles and maintains the Index, which is comprised of companies engaged in the business of the advancement of cleaner energy and conservation. The Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by the Index Provider. The Index includes companies in wind, solar, biofuels, hydro, wave, tidal, geothermal and other relevant renewable energy businesses and those involved in energy conversion, storage, conservation, efficiency, materials relating to those activities, carbon and greenhouse gas reduction, pollution control, emerging hydrogen and fuel cells. The Index Provider selects securities principally on the basis of their capital appreciation potential as identified by the Index Provider pursuant to a proprietary methodology, with a bias placed on renewable energy companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned 85.77%. On a net asset value (“NAV”) basis, the Fund returned 84.06%. During the same time period, the Index returned 84.30%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due the fees and operating expenses that the Fund incurred during the period, which were partially offset by the income received from the securities lending program in which the Fund participated.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (6.86)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 899 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based upon the market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the renewable electricity sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended October 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight position and security selection in the renewable electricity and electrical components and equipment sub-industries, as well as security selection in the automobile manufacturers sub-industry.

For the fiscal year ended October 31, 2020, the renewable electricity sub-industry contributed most significantly to the Fund’s return, followed by the electrical components and equipment and heavy electrical equipment sub-industries, respectively. The research and consulting services sub-industry detracted most significantly from the Fund’s return, followed by the auto parts & equipment and electronic equipment & instruments sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020 included NIO, Inc., ADR, an automobiles manufacturers company (portfolio average weight of 1.45%), and Tesla, Inc., an automobile manufacturers company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Meyer Burger Technology AG, an semiconductors & semiconductor equipment company (no longer held at fiscal year-end), and United Renewable Energy Co. Ltd., a semiconductors & semiconductor equipment company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Renewable Electricity	23.17
Heavy Electrical Equipment	11.34
Semiconductors	11.17
Electrical Components & Equipment	9.68
Semiconductor Equipment	9.41
Electric Utilities	5.35
Automobile Manufacturers	4.62
Oil & Gas Refining & Marketing	3.50
Construction & Engineering	3.43
Sub-Industry Types Each Less than 3%	18.32
Money Market Funds Plus Other Assets Less Liabilities	0.01

17

Invesco Global Clean Energy ETF (PBD) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
JinkoSolar Holding Co. Ltd., ADR	2.70
BYD Co. Ltd., H Shares	1.89
NIO, Inc., ADR	1.73
Daqo New Energy Corp., ADR	1.65
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares	1.56
SunPower Corp.	1.54
Xinyi Solar Holdings Ltd.	1.54
Enphase Energy, Inc.	1.49
RENOVA, Inc.	1.47
Ceres Power Holdings PLC	1.42
Total	16.99

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
WilderHill New Energy Global Innovation Index	84.30%	22.77%	85.06%	17.03%	119.56%	6.98%	96.43%	1.17%	16.80%
MSCI EAFE® Index (Net)	(6.86)	(1.24)	(3.67)	2.85	15.07	3.82	45.53	1.18	17.02
Fund
NAV Return	84.06	22.77	85.07	16.97	118.92	6.71	91.43	0.49	6.71
Market Price Return	85.77	22.87	85.49	17.00	119.28	6.76	92.31	0.44	6.02

18

Invesco Global Clean Energy ETF (PBD) (continued)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

19

PIO	Management’s Discussion of Fund Performance
Invesco Global Water ETF (PIO)

As an index fund, the Invesco Global Water ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq OMX Global Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of global exchange-listed companies that create products designed to conserve and purify water for homes, businesses and industries and have a minimum worldwide market capitalization of $50 million. The Index may be comprised of common stocks, ordinary shares, depositary receipts, depositary shares, Dutch certificates, shares of beneficial interest, stapled securities and tracking stocks and also may include companies in emerging market countries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned 9.16%. On a net asset value (“NAV”) basis, the Fund returned 8.76%. During the same time period, the Index returned 9.15%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were offset by the lower realized tax on the dividends received by the Fund versus the tax rate applied to dividends in the Index.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (6.86)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 899 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based upon the market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the water utilities sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended October 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocations and security selection in the health care equipment & supplies and machinery sub-industries.

For the fiscal year ended October 31, 2020, the health care equipment & supplies sub-industry contributed most significantly to the Fund’s return, followed by the machinery and building products sub-industries, respectively. The water utilities sub-industry detracted most significantly from the Fund’s return, followed by the multi-utilities sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020 included Danaher Corp., a health care equipment company (portfolio average weight of 8.63%), and Geberit AG, a building products company (portfolio average weight of 7.76%). Positions that detracted most significantly from the Fund’s return included Cia de Saneamento Basico do Estado de Sao Paulo, a water utilities company (portfolio average weight of 3.50%) and Veolia Environnement S.A., a multi-utilities company (portfolio average weight of 4.21%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Industrials	44.81
Utilities	29.62
Health Care	13.19
Materials	7.55
Sector Types Each Less Than 3%	4.61
Money Market Funds Plus Other Assets Less Liabilities	0.22

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
Danaher Corp.	9.01
Ecolab, Inc.	7.55
Geberit AG	7.24
Pentair PLC	6.11
Cia de Saneamento Basico do Estado de Sao Paulo	4.37
American Water Works Co., Inc.	4.32
Waters Corp.	4.18
Ferguson PLC	4.10
Xylem, Inc.	3.63
Roper Technologies, Inc.	3.52
Total	54.03

*	Excluding money market fund holdings.

20

Invesco Global Water ETF (PIO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Nasdaq OMX Global Water IndexSM	9.15%	9.02%	29.59%	8.98%	53.76%	6.86%	94.23%	3.50%	58.42%
MSCI EAFE® Index (Net)	(6.86)	(1.24)	(3.67)	2.85	15.07	3.82	45.53	1.18	17.02
Fund
NAV Return	8.76	8.79	28.75	8.84	52.75	6.83	93.60	3.15	51.35
Market Price Return	9.16	8.83	28.90	8.96	53.59	6.83	93.57	2.99	48.39

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-

The Blended-Nasdaq OMX Global Water IndexSM performance is comprised of the performance of the Palisades Global Water Index, the Fund’s previous underlying index prior to the conversion date, March 1, 2012, followed by the performance of the Index, starting from the conversion date through October 31, 2020.

-	Net returns reflect reinvested dividends net of withholding taxes.

21

IPKW	Management’s Discussion of Fund Performance
Invesco International BuyBack AchieversTM ETF (IPKW)

As an index fund, the Invesco International BuyBack AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq International BuyBack AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of the securities of foreign companies that are classified as “International BuyBack AchieversTM” pursuant to the Index Provider’s proprietary selection methodology. To qualify as an “International BuyBack AchieverTM“ and be eligible for inclusion in the Index, a security must: (i) be included in the NASDAQ Global Ex-US Index (a broad-based index designed to track the performance of the global equity market and whose component securities are issued by companies located throughout the world, excluding the United States); (ii) have a minimum market capitalization of $250 million; (iii) have effected a net reduction of 5% or more of its outstanding shares in its latest fiscal year; and (iv) have a minimum three-month average daily dollar cash volume of $1 million. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned 0.37%. On a net asset value (“NAV”) basis, the Fund returned (0.34)%. During the same time period, the Index returned 0.23%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the MSCI ACWI ex USA® Index (Net) (the “Benchmark Index”) returned (2.61)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,377 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the developed and emerging equity markets outside the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a modified market capitalization weighting methodology and selects stocks based on constituent companies engaging in stock buybacks, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended October 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight exposure and security selection in the financials sector along with the Fund’s overweight exposure and security selection in the communication services sector.

For the fiscal year ended October 31, 2020, the communication services sector contributed most significantly to the Fund’s return, followed by the materials and information technology sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the energy and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020 included Flutter Entertainment PLC, a consumer discretionary company (no longer held at fiscal year-end) and Z Holdings Corp., a communication services company (portfolio average weight of 3.82%). Positions that detracted most significantly from the Fund’s return included RioCan REIT, a real estate company (no longer held at fiscal year-end) and Dufry AG, a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Financials	15.69
Communication Services	14.92
Industrials	13.84
Information Technology	13.80
Materials	13.32
Consumer Discretionary	11.73
Health Care	7.26
Energy	4.42
Real Estate	3.74
Consumer Staples	0.69
Money Market Funds Plus Other Assets Less Liabilities	0.59

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
Nutrien Ltd.	5.17
Vivendi S.A.	5.15
Tokyo Electron Ltd.	5.14
Nippon Telegraph & Telephone Corp.	5.13
Wipro Ltd., ADR	5.13
Akzo Nobel N.V.	4.73
Mitsubishi Corp.	4.65
Olympus Corp.	4.58
BlueScope Steel Ltd.	2.81
Magna International, Inc.	2.78
Total	45.27

*	Excluding money market fund holdings.

22

Invesco International BuyBack AchieversTM ETF (IPKW) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq International BuyBack Achievers™ Index (Net)	0.23%	(0.97)%	(2.87)%	6.04%	34.05%	6.26%	49.89%
MSCI ACWI ex USA® Index (Net)	(2.61)	(0.19)	(0.57)	4.26	23.21	2.34	16.67
Fund
NAV Return	(0.34)	(1.48)	(4.37)	5.40	30.07	5.57	43.59
Market Price Return	0.37	(1.56)	(4.59)	5.49	30.63	5.52	43.07

Fund Inception: February 27, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.55% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

23

CUT	Management’s Discussion of Fund Performance
Invesco MSCI Global Timber ETF (CUT)

As an index fund, the Invesco MSCI Global Timber ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI ACWI IMI Timber Select Capped Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI, Inc. (“MSCI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of equity securities of companies that are primarily engaged in the ownership and management of forests and timberlands and the production of finished products that use timber as a raw material. The securities in the Index are selected from a universe of securities that are included in the MSCI ACWI Investable Market Index and classified by the Global Industry Classification Standard to be in the sub-industries of forest products, paper products, paper packaging or specialized real estate investment trusts (“REITs”) classified as “Timber” REITs. The constituents of the Index are weighted based on their free-float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned 3.60%. On a net asset value (“NAV”) basis, the Fund returned 3.25%. During the same time period, the Index returned 3.25%. During the fiscal year, the Fund’s performance, on a NAV basis, matched the return of the Index because fees and operating expenses that the Fund incurred during the period, were offset by the lower realized tax on the dividends received by the Fund versus the tax rate applied to dividends in the Index, along with the positive impact from sampling used for Indian components of the Index.

During this same time period, the MSCI World Index (Net) (the “Benchmark Index”) returned 4.36%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,603 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equity markets in developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the paper packaging sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended October 31, 2020. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in the paper products sub-industry.

For the fiscal year ended October 31, 2020, the paper packaging sub-industry contributed most significantly to the Fund’s return, followed by the forest products and specialized REITs subindustries, respectively. The paper products sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020 included Svenska Cellulosa AB S.C.A., Class B, a forest products company (portfolio average weight of 3.59%) and Amcor PLC, CDI, a paper packaging company (portfolio average weight of 5.02%). Positions that detracted most significantly from the Fund’s return included DS Smith PLC, a paper packaging company (portfolio average weight of 2.95%) and Mondi PLC, a paper products company (portfolio average weight of 4.48%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Materials	92.08
Real Estate	7.87
Exchange-Traded Fund	0.06
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
International Paper Co.	5.91
Avery Dennison Corp.	5.63
Packaging Corp. of America	5.30
UPM-Kymmene OYJ	4.94
Westrock Co.	4.75
Weyerhaeuser Co.	4.61
Amcor PLC	4.52
Mondi PLC	4.48
Smurfit Kappa Group PLC	4.17
Stora Enso OYJ, Class R	4.14
Total	48.45

*	Excluding money market fund holdings.

24

Invesco MSCI Global Timber ETF (CUT) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended - MSCI ACWI IMI Timber Select Capped Index (Net)	3.25%	(1.42)%	(4.19)%	4.76%	26.17%	5.92%	77.79%	3.72%	60.66%
MSCI World Index (Net)	4.36	5.96	18.97	8.13	47.80	8.64	128.96	4.94	87.02
Fund
NAV Return	3.25	(1.27)	(3.77)	4.76	26.16	5.44	69.91	2.88	44.49
Market Price Return	3.60	(1.33)	(3.94)	4.87	26.86	5.42	69.51	2.87	44.44

Guggenheim MSCI Global Timber ETF (the “Predecessor Fund”)

Fund Inception: November 9, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2022. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.67% and the net annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers. Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-

The Blended-MSCI ACWI IMI Timber Select Capped Index performance is comprised of the performance of the Beacon Global Timber Index, the Fund’s previous underlying index prior to the conversion date, May 20, 2016, followed by the performance of the Index, starting from the conversion date through October 31, 2020.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

25

CGW	Management’s Discussion of Fund Performance
Invesco S&P Global Water Index ETF (CGW)

As an index fund, the Invesco S&P Global Water Index ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Global Water Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is designed to measure the performance of approximately 50 of the largest global companies in water-related businesses. To be eligible for inclusion in the Index, securities must be classified as being in either the water equipment and materials or water utilities and infrastructure segments pursuant to the Index methodology. Index constituents must have a minimum float-adjusted capitalization of $100 million. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned 6.62%. On a net asset value (“NAV”) basis, the Fund returned 6.31%. During the same time period, the Index returned 6.63%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated by the securities lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (6.86)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 899 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the water utilities sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended October 31, 2020. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the industrial machinery sub-industry and underweight in the diversified banks sub-industry.

For the fiscal year ended October 31, 2020, the industrial machinery sub-industry contributed most significantly to the Fund’s return, followed by the health care equipment and building products sub-industries, respectively. The multi-utilities sub-industry detracted most significantly from the Fund’s return, followed by the water-utilities and household appliances sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020 included Danaher Corp., a health care equipment company (no longer held at fiscal year-end), and American Water Works Co., Inc., a multi-utilities company (portfolio average weight of 9.58%). Positions that detracted most significantly from the Fund’s return included Veolia Environnement S.A., a multi-utilities company (portfolio average weight of 4.87%), and Cia de Saneamento Basico do Estado de Sao Paulo, ADR, a water utilities company (portfolio average weight of 1.62%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Machinery	33.50
Water Utilities	32.38
Multi-Utilities	12.41
Building Products	7.89
Electronic Equipment, Instruments & Components	6.41
Industry Types Each Less Than 3%	7.28
Money Market Funds Plus Other Assets Less Liabilities	0.13

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
American Water Works Co., Inc.	9.99
Xylem, Inc.	9.40
Halma PLC	5.14
Geberit AG	4.97
Pentair PLC	4.95
Essential Utilities, Inc.	4.33
Veolia Environnement S.A.	4.33
Algonquin Power & Utilities Corp.	4.19
United Utilities Group PLC	3.59
Severn Trent PLC	3.56
Total	54.45

*	Excluding money market fund holdings.

26

Invesco S&P Global Water Index ETF (CGW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P Global Water Index (Net)	6.63%	7.85%	25.44%	10.05%	61.38%	10.10%	161.78%	6.52%	134.00%
MSCI EAFE® Index (Net)	(6.86)	(1.24)	(3.67)	2.85	15.07	3.82	45.53	1.09	15.65
Fund
NAV Return	6.31	7.53	24.34	9.77	59.38	9.78	154.26	6.08	121.27
Market Price Return	6.62	7.66	24.79	9.85	59.99	9.83	155.47	6.10	121.83

Guggenheim S&P Global Water Index ETF (the “Predecessor Fund”)

Fund Inception: May 14, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.59%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

27

IDHQ	Management’s Discussion of Fund Performance
Invesco S&P International Developed Quality ETF (IDHQ)

As an index fund, Invesco S&P International Developed Quality ETF (the “Fund) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Quality Developed ex-U.S. LargeMidCap Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is constructed from constituents of the S&P Developed ex-U.S. LargeMidCap (the “Parent Index”) that the Index Provider identifies as being of the highest quality—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. In selecting constituent securities for the Index, the Index Provider calculates the quality score of each security in the Parent Index and selects the top 20% of securities with the highest quality scores based on a composite of the following three equally-weighted factors: (i) return-on-equity, calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share; (ii) accruals ratio, computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years; and (iii) financial leverage, calculated as the company’s latest total debt divided by the company’s book value. The Index is modified market-capitalization weighted, weighting component securities by multiplying their market capitalization and their quality score; securities with higher scores receive relatively greater weights. The Fund generally invests all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2020, on a market price basis, the Fund returned 4.09%. On a net asset value (“NAV”) basis, the Fund returned 4.38%. During the same time period, the Index returned 4.37%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fact was Fund holding cash to pay distributions in March, which coincided with the overall market decline. This was partially offset by fees and operating expenses incurred by the Fund during the period. During this same time period, the MSCI EAFE® Index (Net) returned (6.86)%.

For the fiscal year ended October 31, 2020, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and materials sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the consumer staples and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2020 included ASML

Holding N.V., an information technology company (portfolio average weight of 3.28%) and Roche Holding AG, a health care company (portfolio average weight of 5.38%). Positions that detracted most significantly from the Fund’s return included Airbus SE, an industrials company (no longer held at fiscal year-end), and Compass Group PLC, a consumer discretionary company (portfolio average weight of 0.77%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2020
Health Care	23.60
Industrials	17.78
Consumer Staples	16.24
Information Technology	10.61
Materials	9.17
Consumer Discretionary	8.94
Financials	7.12
Communication Services	4.17
Sector Types Each Less Than 3%	1.87
Money Market Funds Plus Other Assets Less Liabilities	0.50

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2020
Security
Nestle S.A.	5.08
Roche Holding AG	4.60
Novartis AG	4.43
ASML Holding N.V.	3.82
Novo Nordisk A/S, Class B	3.20
CSL Ltd.	2.22
Unilever N.V.	2.20
Diageo PLC	2.09
BHP Group Ltd.	1.90
Canadian National Railway Co.	1.69
Total	31.23

*	Excluding money market fund holdings.

28

Invesco S&P International Developed Quality ETF (IDHQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2020

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P Quality Developed ex-U.S. LargeMidCap Index (Net)	4.37%	4.62%	14.49%	6.79%	38.90%	6.59%	89.28%	2.86%	45.82%
MSCI EAFE® Index (Net)	(6.86)	(1.24)	(3.67)	2.85	15.07	3.82	45.53	1.18	17.02
Fund
NAV Return	4.38	4.50	14.13	6.77	38.79	6.16	81.73	2.10	32.09
Market Price Return	4.09	4.18	13.07	6.82	39.06	6.19	82.25	1.98	30.04

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-S&P Quality Developed ex-U.S. LargeMidCap Index is comprised of the performance of the QSG Developed International Opportunities Index, the Fund’s previous underlying index from Fund inception through March 1, 2012, followed by the performance of S&P International Developed High Quality Rankings Index, the Fund’s underlying index for the period March 1, 2012 through the conversion date, March 18, 2016, followed by the performance of the Index, starting from the conversion date through October 31, 2020.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

Effective June 26, 2020, the Fund changed its designated broad-based securities market benchmark index from the MSCI EAFE® Index (Net) to the Index, as the Index more closely reflects the performance of the types of securities in which the Fund invests.

29

Invesco China Technology ETF (CQQQ)

October 31, 2020

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.09%
Capital Markets-0.56%
Hithink RoyalFlush Information Network Co. Ltd., A Shares (China)	289,300	$5,834,186

Diversified Financial Services-0.00%
Zhengqi Financial Holding Corp., Rts., TBA (China)(b)(c)	122,862	0

Electrical Equipment-0.74%
East Group Co. Ltd., A Shares (China)	1,114,100	1,669,437
Nanyang Topsec Technologies Group, Inc., A Shares (China)(b)	623,100	1,957,592
Qingdao TGOOD Electric Co. Ltd., A Shares (China)	536,518	1,736,024
Sieyuan Electric Co. Ltd., A Shares (China)	408,820	1,302,694
Suzhou Anjie Technology Co. Ltd., A Shares (China)(b)	341,100	1,010,542

		7,676,289

Electronic Equipment, Instruments & Components-16.16%
All Winner Technology Co. Ltd., A Shares (China)	152,423	759,362
Avary Holding Shenzhen Co. Ltd., A Shares (China)	443,956	3,243,433
BOE Technology Group Co. Ltd., A Shares (China)	18,213,274	12,857,644
BOE Technology Group Co. Ltd., B Shares (China)	7,192,839	2,643,454
Chaozhou Three-Circle Group Co. Ltd., A Shares (China)	937,390	4,341,245
Guangdong Ellington Electronics Technology Co. Ltd., A Shares (China)	364,400	440,530
Guangzhou Shiyuan Electronic Technology Co. Ltd., A Shares (China)	125,600	1,926,122
Hangzhou Century Co. Ltd., A Shares (China)	467,560	709,693
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (China)	5,026,207	33,682,083
Hengdian Group DMEGC Magnetics Co. Ltd., A Shares (China)	884,000	1,852,387
Leyard Optoelectronic Co. Ltd., A Shares (China)	1,367,700	1,455,434
Lingyi iTech Guangdong Co., A Shares (China)	3,790,800	7,372,037
Maxscend Microelectronics Co. Ltd., A Shares (China)	86,440	5,595,855
OFILM Group Co. Ltd., A Shares (China)	1,459,073	3,364,478
Shengyi Technology Co. Ltd., A Shares (China)	1,224,319	4,369,044
Shennan Circuits Co. Ltd., A Shares (China)	92,364	1,486,051
Shenzhen Everwin Precision Technology Co. Ltd., A Shares (China)	489,300	1,746,092
Shenzhen Kinwong Electronic Co. Ltd., A Shares (China)	192,620	920,524
Sunny Optical Technology Group Co. Ltd. (China)	3,730,082	61,664,186
Tianma Microelectronics Co. Ltd., A Shares (China)	1,101,627	2,344,587

	Shares	Value
Electronic Equipment, Instruments & Components-(continued)
Tunghsu Optoelectronic Technology Co. Ltd., A Shares (China)(b)	2,947,700	$1,201,042
Unisplendour Corp. Ltd., A Shares (China)	714,158	2,344,926
Universal Scientific Industrial Shanghai Co. Ltd., A Shares (China)	442,100	1,441,731
Westone Information Industry, Inc., A Shares (China)	450,900	1,242,293
Wuhan Guide Infrared Co. Ltd., A Shares (China)	856,179	4,326,770
WUS Printed Circuit Kunshan Co. Ltd., A Shares (China)	927,700	2,550,407
Xiamen Meiya Pico Information Co. Ltd., A Shares (China)	433,080	1,467,257
Zhejiang Crystal-Optech Co. Ltd., A Shares (China)	654,870	1,245,193

		168,593,860

Entertainment-3.52%
Hangzhou Shunwang Technology Co. Ltd., A Shares (China)	373,300	919,293
Tencent Music Entertainment Group, ADR (China)(b)	2,402,367	35,747,221

		36,666,514

Health Care Technology-0.29%
Winning Health Technology Group Co. Ltd., A Shares (China)	1,147,729	3,047,387

Interactive Media & Services-31.14%
Autohome, Inc., ADR (China)	424,394	40,550,847
Baidu, Inc., ADR (China)(b)	629,372	83,737,944
JOYY, Inc., ADR (China)	410,513	37,512,678
Momo, Inc., ADR (China)	1,191,519	17,872,785
SINA Corp. (China)(b)	428,928	18,379,565
Tencent Holdings Ltd. (China)	1,425,274	108,620,661
Weibo Corp., ADR (China)(b)(d)	436,432	18,133,750

		324,808,230

Internet & Direct Marketing Retail-9.71%
Meituan Dianping, B Shares (China)(b)	2,726,170	101,314,944

IT Services-6.99%
Beijing Sinnet Technology Co. Ltd., A Shares (China)	830,000	2,367,288
Beijing Ultrapower Software Co. Ltd., A Shares (China)(b)	1,054,800	875,300
China TransInfo Technology Co. Ltd., A Shares (China)	515,671	1,707,821
DHC Software Co. Ltd., A Shares (China)	1,675,700	2,283,386
Doushen Beijing Education & Technology, Inc., A Shares (China)(b)	467,000	979,277
GDS Holdings Ltd., ADR (China)(b)(d)	533,863	44,865,846
Taiji Computer Corp. Ltd., A Shares (China)	310,773	1,243,055
TravelSky Technology Ltd., H Shares (China)	7,165,080	15,041,877

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco China Technology ETF (CQQQ)–(continued)

October 31, 2020

	Shares	Value
IT Services-(continued)
Wangsu Science & Technology Co. Ltd., A Shares (China)	1,309,245	$1,518,288
Wonders Information Co. Ltd., A Shares (China)(b)	638,784	2,080,276

		72,962,414

Machinery-0.30%
Han’s Laser Technology Industry Group Co. Ltd., A Shares (China)	512,400	3,074,308

Media-2.49%
China Literature Ltd. (China)(b)(d)(e)	1,651,410	13,522,445
Focus Media Information Technology Co. Ltd., A Shares (China)	7,894,619	11,005,006
People.cn Co. Ltd., A Shares (China)	594,700	1,484,043

		26,011,494

Metals & Mining-0.09%
Shenghe Resources Holding Co. Ltd., A Shares (China)(b)	944,109	927,172

Pharmaceuticals-0.00%
Anxin-China Holdings Ltd. (China)(b)(c)	2,144,054	0

Real Estate Management & Development-0.10%
Shenzhen Huaqiang Industry Co. Ltd., A Shares (China)	522,385	1,079,823

Semiconductors & Semiconductor Equipment-15.16%
Gigadevice Semiconductor Beijing, Inc., A Shares (China)	253,203	7,357,784
Hua Hong Semiconductor Ltd. (China)(b)(d)(e)	2,979,198	10,929,700
LONGi Green Energy Technology Co. Ltd., A Shares (China)	2,028,932	23,011,036
NAURA Technology Group Co. Ltd., A Shares (China)	266,357	6,797,864
Sanan Optoelectronics Co. Ltd., A Shares (China)	2,409,215	7,993,321
Semiconductor Manufacturing International Corp. (China)(b)	26,427,826	77,529,938
SG Micro Corp., A Shares (China)	83,650	3,403,330
Shenzhen Goodix Technology Co. Ltd., A Shares (China)	96,400	2,471,795
Shenzhen SC New Energy Technology Corp., A Shares (China)	154,318	2,300,191
Tianjin Zhonghuan Semiconductor Co. Ltd., A Shares (China)	1,631,425	5,683,033
Tianshui Huatian Technology Co. Ltd., A Shares (China)	1,473,700	3,162,862
TongFu Microelectronics Co. Ltd., A Shares (China)(b)	620,500	2,306,894
Unigroup Guoxin Microelectronics Co. Ltd., A Shares (China)	326,400	5,228,090

		158,175,838

Software-11.09%
Beijing E-Hualu Information Technology Co. Ltd., A Shares (China)	349,700	1,658,155
Beijing Orient National Communication Science & Technology Co. Ltd., A Shares (China)	568,300	1,023,758
Beijing Shiji Information Technology Co. Ltd., A Shares (China)	574,403	3,158,265

	Shares	Value
Software-(continued)
China National Software & Service Co. Ltd., A Shares (China)	266,000	$2,783,388
Glodon Co. Ltd., A Shares (China)	637,025	6,747,510
Hundsun Technologies, Inc., A Shares (China)	561,597	7,790,040
Iflytek Co. Ltd., A Shares (China)	1,182,550	6,713,860
Kingdee International Software Group Co. Ltd. (China)(b)(d)	16,271,192	42,698,280
Link Motion, Inc., ADR (China)(b)(c)	367,331	0
National Agricultural Holdings Ltd., ADR (Hong Kong)(b)(c)	534,446	0
Newland Digital Technology Co. Ltd., A Shares (China)	565,700	1,332,310
NSFOCUS Technologies Group Co. Ltd., A Shares (China)	398,500	1,097,329
OneConnect Financial Technology Co. Ltd., ADR (China)(b)(d)	389,021	7,834,883
Sangfor Technologies, Inc., A Shares (China)	78,105	2,217,649
Shanghai 2345 Network Holding Group Co. Ltd., A Shares (China)	1,802,400	726,319
Shanghai Baosight Software Co. Ltd., A Shares (China)	283,193	2,685,181
Shanghai Baosight Software Co. Ltd., B Shares (China)	2,285,510	8,906,632
Shenzhen Infogem Technologies Co. Ltd., A Shares (China)(b)	380,100	1,269,610
Shenzhen Kingdom Sci-Tech Co. Ltd., A Shares (China)	462,800	1,224,657
Sinosoft Co. Ltd., A Shares (China)	81,600	479,599
Thunder Software Technology Co. Ltd., A Shares (China)	203,100	2,595,965
Venustech Group, Inc., A Shares (China)	322,874	1,486,140
Yonyou Network Technology Co. Ltd., A Shares (China)	1,747,404	11,253,467

		115,682,997

Technology Hardware, Storage & Peripherals-1.75%
China Greatwall Technology Group Co. Ltd., A Shares (China)	1,575,046	3,561,378
Dawning Information Industry Co. Ltd., A Shares (China)	625,200	3,338,655
Inspur Electronic Information Industry Co. Ltd., A Shares (China)	775,158	3,528,599
Legend Holdings Corp., H Shares (China)(d)(e)	3,964,329	5,336,995
Shenzhen Kaifa Technology Co. Ltd., A Shares (China)	791,317	2,502,613

		18,268,240

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.09% (Cost $821,027,544)		1,044,123,696

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.54%
Invesco Private Government Fund, 0.04%(f)(g)(h)	10,604,027	10,604,027

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco China Technology ETF (CQQQ)–(continued)

October 31, 2020

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(f)(g)(h)	15,901,270	$15,906,040

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $26,510,067)		26,510,067

TOTAL INVESTMENTS IN SECURITIES-102.63% (Cost $847,537,611)		1,070,633,763
OTHER ASSETS LESS LIABILITIES-(2.63)%		(27,472,076)

NET ASSETS-100.00%		$1,043,161,687

Investment Abbreviations:

ADR-American Depositary Receipt

Rts. -Rights

TBA -To Be Announced

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)	All or a portion of this security was out on loan at October 31, 2020.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $29,789,140, which represented 2.86% of the Fund’s Net Assets.

(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$5,304,455	$(5,304,455)	$-	$-	$-	$6
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	42,977,849	(42,977,849)	-	-	-	1,212
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	20,515,711	78,632,399	(99,148,110)	-	-	-	89,943	*
Invesco Liquid Assets Portfolio, Institutional Class	6,838,570	18,843,773	(25,681,509)	(395)	(439)	-	33,931	*
Invesco Private Government Fund	-	152,060,828	(141,456,801)	-	-	10,604,027	4,398	*
Invesco Private Prime Fund	-	53,987,496	(38,083,004)	-	1,548	15,906,040	4,097	*

Total	$27,354,281	$351,806,800	$(352,651,728)	$(395)	$1,109	$26,510,067	$133,587

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco China Technology ETF (CQQQ)–(continued)

October 31, 2020

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

This Fund has holdings greater than 10% of net assets in the following country:

China	100.09%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco DWA Developed Markets Momentum ETF (PIZ)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-100.10%
Australia-3.83%
Fortescue Metals Group Ltd.	73,581	$897,547
Ramsay Health Care Ltd.	95,122	4,164,945
Sonic Healthcare Ltd.	35,625	871,115

		5,933,607

Belgium-1.96%
Sofina S.A.	3,245	842,926
Warehouses De Pauw C.V.A.	65,729	2,198,929

		3,041,855

Canada-13.99%
Alimentation Couche-Tard, Inc., Class B	45,538	1,401,301
Boyd Group Services, Inc.	32,594	4,671,721
Canadian National Railway Co.	21,259	2,110,195
Constellation Software, Inc.	3,434	3,602,024
Descartes Systems Group, Inc. (The)(a)	54,075	2,897,302
Dollarama, Inc.	24,377	838,802
Emera, Inc.(b)	21,602	861,099
Fortis, Inc.	23,811	939,868
Kirkland Lake Gold Ltd.	76,185	3,468,279
Royal Bank of Canada	12,821	895,792
Topicus.com, Inc.(a)(c)	6,386	0

		21,686,383

Denmark-7.87%
DSV Panalpina A/S	6,389	1,034,603
GN Store Nord A/S	35,581	2,559,135
Novo Nordisk A/S, Class B	39,913	2,563,782
Novozymes A/S, Class B	16,001	961,595
Royal Unibrew A/S	41,627	4,065,364
SimCorp A/S	8,527	1,016,604

		12,201,083

Finland-5.28%
Huhtamaki OYJ	17,914	874,749
Kone OYJ, Class B	51,195	4,075,420
Neste OYJ(b)	24,603	1,280,475
Sampo OYJ, Class A	51,734	1,952,499

		8,183,143

France-3.74%
Dassault Systemes SE	4,650	793,795
Kering S.A.	1,494	902,338
Safran S.A.(a)	8,084	852,395
Sartorius Stedim Biotech	2,490	944,395
SOITEC(a)	8,255	1,171,208
Teleperformance	3,757	1,127,783

		5,791,914

Germany-5.80%
adidas AG(a)	5,820	1,728,753
Bechtle AG	8,557	1,468,230
Nemetschek SE	54,832	3,966,391
Symrise AG	6,564	809,337
TAG Immobilien AG(a)	34,404	1,013,909

		8,986,620

Hong Kong-0.86%
Techtronic Industries Co. Ltd.	99,918	1,332,266

	Shares	Value
Ireland-0.99%
Kingspan Group PLC(a)	17,616	$1,535,921

Israel-1.40%
Nice Ltd.(a)	9,472	2,169,891

Italy-0.63%
Recordati Industria Chimica e Farmaceutica S.p.A.	18,767	972,584

Japan-7.15%
Daifuku Co. Ltd.	16,979	1,742,727
Daikin Industries Ltd.	4,521	842,444
Hikari Tsushin, Inc.	4,891	1,142,044
Japan Exchange Group, Inc.	30,442	740,375
Keyence Corp.	2,134	964,526
MISUMI Group, Inc.	28,508	842,641
Nexon Co. Ltd.	45,568	1,272,365
Obic Co. Ltd.	5,358	950,745
Sony Corp.	10,709	888,558
TIS, Inc.	40,428	773,832
Tokyo Electron Ltd.	3,483	929,555

		11,089,812

Luxembourg-0.86%
Eurofins Scientific SE(a)	1,678	1,336,567

Netherlands-3.35%
ASM International N.V.	12,844	1,837,251
ASML Holding N.V.	7,119	2,587,280
Koninklijke Ahold Delhaize N.V.	27,955	768,170

		5,192,701

New Zealand-3.00%
a2 Milk Co. Ltd. (The)(a)	271,889	2,630,683
Fisher & Paykel Healthcare Corp. Ltd.	45,326	1,048,458
Xero Ltd.(a)	12,681	980,912

		4,660,053

Norway-0.54%
TOMRA Systems ASA(b)	20,841	838,755

South Korea-3.87%
Alteogen, Inc.(a)	11,964	1,669,077
Seegene, Inc.	7,176	1,660,086
Shin Poong Pharmaceutical Co. Ltd.(a)	24,178	2,674,133

		6,003,296

Spain-0.90%
Red Electrica Corp. S.A.	78,847	1,389,154

Sweden-9.98%
AddTech AB, Class B	292,634	3,238,284
Atlas Copco AB, Class A	18,524	817,656
Evolution Gaming Group AB(d)	16,265	1,207,840
Fastighets AB Balder, Class B(a)	68,136	3,210,399
Hexagon AB, Class B	16,827	1,229,536
Indutrade AB(a)	21,729	1,101,933
Investor AB, Class B	14,122	847,845
Nibe Industrier AB, Class B(a)	52,901	1,275,403
Svenska Cellulosa AB S.C.A., Class B(a)(b)	63,017	854,867
Sweco AB, Class B	17,497	881,420
Swedish Match AB	10,833	816,143

		15,481,326

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco DWA Developed Markets Momentum ETF (PIZ)–(continued)

October 31, 2020

	Shares	Value
Switzerland-12.13%
Belimo Holding AG	286	$2,128,111
EMS-Chemie Holding AG	1,169	1,028,001
Geberit AG	3,446	1,962,590
Givaudan S.A.	308	1,255,456
Kuehne + Nagel International AG	15,239	3,044,308
Logitech International S.A.	14,669	1,235,554
Lonza Group AG	2,003	1,213,317
Partners Group Holding AG	1,202	1,084,036
Schindler Holding AG, PC	5,668	1,450,162
SGS S.A.	538	1,344,780
Sika AG	4,817	1,186,184
Straumann Holding AG	916	955,426
Tecan Group AG, Class R	1,950	925,481

		18,813,406

United Kingdom-11.97%
AVEVA Group PLC	14,620	810,967
Croda International PLC(b)	31,603	2,465,655
Dechra Pharmaceuticals PLC	20,651	932,425
Experian PLC	22,060	803,510
Games Workshop Group PLC	19,933	2,672,699
Halma PLC	32,959	1,009,147
HomeServe PLC	52,708	753,074
Intermediate Capital Group PLC	62,319	943,574
Intertek Group PLC	10,892	784,725
JD Sports Fashion PLC	141,006	1,351,362

	Shares	Value
United Kingdom-(continued)
Rightmove PLC(a)	230,576	$1,842,473
Spirax-Sarco Engineering PLC	22,357	3,260,778
UNITE Group PLC (The)(a)	85,666	922,682

		18,553,071

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $137,013,581)		155,193,408

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.54%
Invesco Private Government Fund, 0.04%(e)(f)(g)	2,198,622	2,198,622
Invesco Private Prime Fund, 0.11%(e)(f)(g)	3,296,945	3,297,934

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,496,536)		5,496,556

TOTAL INVESTMENTS IN SECURITIES-103.64% (Cost $142,510,117)		160,689,964
OTHER ASSETS LESS LIABILITIES-(3.64)%		(5,647,328)

NET ASSETS-100.00%		$155,042,636

Investment Abbreviations:

PC-Participation Certificate

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2020.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $1,207,840, which represented less than 1% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$4,739,913	$(4,739,913)	$-	$-	$-	$5
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	2,150,289	(2,150,289)	-	-	-	293
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	5,208,612	30,794,022	(36,002,634)	-	-	-	33,202	*
Invesco Liquid Assets Portfolio, Institutional Class	1,736,204	7,292,953	(9,028,475)	(74)	(608)	-	12,834	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco DWA Developed Markets Momentum ETF (PIZ)–(continued)

October 31, 2020

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Invesco Private Government Fund	$-	$20,404,300	$(18,205,678)	$-	$-	$2,198,622	$433	*
Invesco Private Prime Fund	-	5,890,979	(2,593,192)	20	127	3,297,934	424	*

Total	$6,944,816	$71,272,456	$(72,720,181)	$(54)	$(481)	$5,496,556	$47,191

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco DWA Emerging Markets Momentum ETF (PIE)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-100.23%
Brazil-7.68%
Azul S.A., Preference Shares(a)	193,100	$755,187
Cia Siderurgica Nacional S.A.	291,100	1,036,974
Duratex S.A.	273,100	907,965
Gerdau S.A., ADR	225,472	859,048
Gol Linhas Aereas Inteligentes S.A., ADR(a)	146,402	800,819
Localiza Rent a Car S.A.	89,900	946,086
Magazine Luiza S.A.	222,800	951,711
Natura & Co. Holding S.A.	123,500	987,400
Notre Dame Intermedica Participacoes S.A.	78,800	898,561
TOTVS S.A.	202,100	946,358
Vale S.A.	130,400	1,369,358
WEG S.A.	112,000	1,472,938

		11,932,405

China-41.89%
Airtac International Group	71,000	1,906,340
Alibaba Group Holding Ltd., ADR(a)	4,659	1,419,551
ANTA Sports Products Ltd.	379,684	4,176,360
BYD Co. Ltd., H Shares	90,268	1,793,755
BYD Electronic International Co. Ltd.	475,948	2,043,762
China International Capital Corp. Ltd., H Shares(a)(b)	370,912	862,847
China Literature Ltd.(a)(b)	123,704	1,012,941
China Mengniu Dairy Co. Ltd.(a)	212,332	998,021
China Resources Beer Holdings Co. Ltd.	309,995	1,920,767
China Resources Cement Holdings Ltd.	1,144,409	1,493,442
Country Garden Services Holdings Co. Ltd.	281,086	1,763,391
Great Wall Motor Co. Ltd., H Shares	805,728	1,302,905
Huazhu Group Ltd., ADR	56,401	2,235,172
Innovent Biologics, Inc.(a)(b)	181,620	1,339,634
JinkoSolar Holding Co. Ltd., ADR(a)(c)	31,533	1,838,374
KWG Group Holdings Ltd.	681,076	899,336
KWG Living Group Holdings Ltd.(a)(b)	331,988	260,287
Li Ning Co. Ltd.	613,475	3,164,342
Logan Group Co. Ltd.	1,218,596	1,904,535
Meituan Dianping, B Shares(a)	58,613	2,178,284
NetEase, Inc., ADR	10,673	926,310
New Oriental Education & Technology Group, Inc., ADR(a)	20,595	3,303,026
Shenzhou International Group Holdings Ltd.	272,644	4,707,639
TAL Education Group, ADR(a)	57,676	3,833,147
Tencent Holdings Ltd.	70,064	5,339,603
Tsingtao Brewery Co. Ltd., H Shares	112,832	931,919
Wuxi Biologics Cayman, Inc.(a)(b)	84,420	2,357,927
Xinyi Solar Holdings Ltd.	1,367,636	2,486,659
Yihai International Holding Ltd.(a)	275,586	3,646,121
Zhaojin Mining Industry Co. Ltd., H Shares	690,332	885,743
Zijin Mining Group Co. Ltd., H Shares	1,526,320	1,104,168
Zoomlion Heavy Industry Science and Technology Co. Ltd., H Shares	1,252,036	1,102,717

		65,139,025

India-1.76%
Infosys Ltd., ADR	64,422	919,302
WNS (Holdings) Ltd., ADR(a)	31,513	1,816,409

		2,735,711

	Shares	Value
Indonesia-1.47%
PT Bank Central Asia Tbk	1,154,226	$2,284,776

Malaysia-2.05%
Bursa Malaysia Bhd	411,900	799,016
QL Resources Bhd	1,578,450	2,393,318

		3,192,334

Mexico-1.21%
Cemex S.A.B. de C.V., ADR	231,329	960,015
Industrias Penoles S.A.B. de C.V.	58,334	925,997

		1,886,012

Peru-0.55%
Cia de Minas Buenaventura S.A.A., ADR	69,922	857,943

Philippines-0.53%
PLDT, Inc.	29,967	822,235

South Africa-4.07%
Gold Fields Ltd., ADR	140,196	1,532,342
Impala Platinum Holdings Ltd.	262,343	2,305,083
Northam Platinum Ltd.(a)	156,267	1,488,834
Sibanye Stillwater Ltd., ADR	83,791	994,599

		6,320,858

Taiwan-36.30%
Advantech Co. Ltd.	272,000	2,748,195
Asustek Computer, Inc.	125,000	1,059,748
Bizlink Holding, Inc.	103,000	790,410
Chailease Holding Co. Ltd.	262,000	1,268,621
Cheng Loong Corp.	997,000	1,183,357
Chong Hong Construction Co. Ltd.	411,000	1,143,762
Compeq Manufacturing Co. Ltd.	663,000	1,009,445
E.Sun Financial Holding Co. Ltd.	2,102,821	1,786,444
Elan Microelectronics Corp.	278,000	1,312,077
Elite Material Co. Ltd.	204,000	1,069,799
Eternal Materials Co. Ltd.	1,052,000	1,237,604
Far Eastern Department Stores Ltd.	1,019,000	840,750
Feng TAY Enterprise Co. Ltd.	154,000	931,425
First Financial Holding Co. Ltd.	1,352,830	948,284
Giant Manufacturing Co. Ltd.	107,000	1,051,165
Gigabyte Technology Co. Ltd.	520,000	1,305,295
Great Wall Enterprise Co. Ltd.	906,700	1,424,866
IBF Financial Holdings Co. Ltd.	2,514,000	1,032,723
Innolux Corp.(a)	2,453,000	849,869
Kings Town Bank Co. Ltd.	1,329,000	1,800,435
Lien Hwa Industrial Holdings Corp.	1,346,753	1,880,986
Lite-On Technology Corp.	827,000	1,345,879
Micro-Star International Co. Ltd.	728,000	2,926,915
Mitac Holdings Corp.	942,000	928,712
Nien Made Enterprise Co. Ltd.	75,000	844,302
Quanta Computer, Inc.	329,000	828,151
Radiant Opto-Electronics Corp.	298,000	1,172,059
Realtek Semiconductor Corp.	159,000	1,976,139
Ruentex Development Co. Ltd.	613,000	846,522
Sinbon Electronics Co. Ltd.	626,000	4,212,946
Taichung Commercial Bank Co. Ltd.	2,396,000	908,861
Taishin Financial Holding Co. Ltd.	2,123,000	935,193
Taiwan Cement Corp.	607,009	860,532
Taiwan Cooperative Financial Holding Co. Ltd.	1,322,000	887,388
Taiwan Fertilizer Co. Ltd.	477,000	853,826

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco DWA Emerging Markets Momentum ETF (PIE)–(continued)

October 31, 2020

	Shares	Value
Taiwan-(continued)
Taiwan Semiconductor Manufacturing Co. Ltd.	210,680	$3,181,910
United Microelectronics Corp.	1,159,000	1,243,949
Voltronic Power Technology Corp.	90,731	3,108,584
WT Microelectronics Co. Ltd.	1,442,000	1,852,693
Yuanta Financial Holding Co. Ltd.	1,381,000	856,984

		56,446,805

Thailand-2.72%
Carabao Group PCL, NVDR	411,583	1,446,004
Hana Microelectronics PCL, NVDR	636,172	918,513
KCE Electronics PCL, NVDR	931,896	1,166,085
Siam Global House PCL, NVDR	1,380,972	704,498

		4,235,100

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.23% (Cost $128,842,358)		155,853,204

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.25%
Invesco Private Government Fund, 0.04%(d)(e)(f)	777,304	$777,304
Invesco Private Prime Fund, 0.11%(d)(e)(f)	1,165,606	1,165,956

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,943,260)		1,943,260

TOTAL INVESTMENTS IN SECURITIES-101.48% (Cost $130,785,618)		157,796,464
OTHER ASSETS LESS LIABILITIES-(1.48)%		(2,307,347)

NET ASSETS-100.00%		$155,489,117

Investment Abbreviations:

ADR-American Depositary Receipt

NVDR-Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $5,833,636, which represented 3.75% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$4,902,811	$(4,902,811)	$-	$-	$-	$5
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	10,461,956	(10,461,956)	-	-	-	840
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	107,086	2,610,330	(2,717,416)	-	-	-	938	*
Invesco Liquid Assets Portfolio, Institutional Class	36,052	683,525	(719,634)	(1)	58	-	350	*
Invesco Private Government Fund	-	13,829,827	(13,052,523)	-	-	777,304	192	*
Invesco Private Prime Fund	-	4,740,705	(3,574,807)	-	58	1,165,956	199	*

Total	$143,138	$37,229,154	$(35,429,147)	$(1)	$116	$1,943,260	$2,524

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco DWA Emerging Markets Momentum ETF (PIE)–(continued)

October 31, 2020

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.53%
Australia-6.28%
AGL Energy Ltd.	51,467	$451,061
AMP Ltd.	324,833	349,014
Ampol Ltd.	28,332	516,106
APA Group	60,036	442,261
Aristocrat Leisure Ltd.	9,732	195,666
ASX Ltd.	4,813	269,144
Aurizon Holdings Ltd.	145,906	386,284
Australia & New Zealand Banking Group Ltd.	168,501	2,225,785
Bank of Queensland Ltd.(a)	58,280	262,752
Bendigo & Adelaide Bank Ltd.	45,026	211,535
BHP Group Ltd.	231,358	5,488,277
BHP Group PLC	147,580	2,843,614
BlueScope Steel Ltd.	50,517	520,072
Boral Ltd.	111,567	357,267
Brambles Ltd.	72,497	488,237
Challenger Ltd.	34,371	116,099
CIMIC Group Ltd.(b)	10,380	156,721
Coca-Cola Amatil Ltd.	31,534	275,259
Coles Group Ltd.	79,762	994,229
Commonwealth Bank of Australia	78,679	3,813,516
Computershare Ltd.	20,247	172,754
Crown Resorts Ltd.	35,926	208,896
CSL Ltd.	4,308	869,953
Dexus	46,374	280,395
Downer EDI Ltd.	47,416	146,511
Fortescue Metals Group Ltd.	93,566	1,141,326
Glencore PLC(b)	1,359,863	2,741,195
Goodman Group	43,189	558,062
GPT Group (The)	88,276	249,827
GPT Group (The)(b)(c)	231,466	0
Incitec Pivot Ltd.	157,551	212,429
Insurance Australia Group Ltd.	173,471	581,082
JB Hi-Fi Ltd.	7,347	244,712
Lendlease Corp. Ltd.	40,611	341,088
Macquarie Group Ltd.	16,905	1,504,718
Medibank Pvt Ltd.	188,338	353,135
Metcash Ltd.	151,625	314,112
Mirvac Group	224,420	332,534
National Australia Bank Ltd.	174,066	2,273,624
Newcrest Mining Ltd.	22,051	452,791
Oil Search Ltd.	81,450	147,000
Orica Ltd.	23,975	256,924
Origin Energy Ltd.	139,196	391,002
Orora Ltd.	77,380	140,197
Qantas Airways Ltd.(b)	57,980	170,602
QBE Insurance Group Ltd.	91,165	528,170
Ramsay Health Care Ltd.	6,126	268,229
Rio Tinto Ltd.	29,131	1,890,864
Rio Tinto PLC	92,270	5,198,125
Santos Ltd.	65,128	216,332
Scentre Group	426,595	629,110
Sonic Healthcare Ltd.	20,429	499,537
South32 Ltd.	409,461	583,714
Star Entertainment Group Ltd. (The)	76,206	175,531
Stockland	175,591	474,739
Suncorp Group Ltd.	93,222	537,469
Tabcorp Holdings Ltd.	135,528	313,124

	Shares	Value
Australia-(continued)
Telstra Corp. Ltd.	529,230	$996,027
Transurban Group(b)	58,647	554,348
Treasury Wine Estates Ltd.	28,658	184,547
Vicinity Centres.	263,868	224,215
Wesfarmers Ltd.	54,393	1,755,557
Westpac Banking Corp.	207,089	2,604,621
Woodside Petroleum Ltd.	79,078	972,930
Woolworths Group Ltd.	63,173	1,692,902

		54,747,859

Austria-0.27%
ANDRITZ AG.	7,452	251,039
BAWAG Group AG(b)(d)	5,008	183,174
Erste Group Bank AG(b)	25,074	513,467
OMV AG	17,892	410,577
Raiffeisen Bank International AG(b)	15,648	224,928
voestalpine AG(a)	20,863	579,609
Wienerberger AG	7,255	183,048

		2,345,842

Belgium-0.72%
Ageas(a)	20,522	825,919
Anheuser-Busch InBev S.A./N.V.	50,087	2,599,800
Colruyt S.A.	4,203	248,808
KBC Group N.V.	18,881	930,986
Proximus SADP	14,813	288,071
Solvay S.A., Class A	7,406	601,293
UCB S.A.	4,161	410,536
Umicore S.A.	10,015	385,444

		6,290,857

Brazil-0.13%
Wheaton Precious Metals Corp.	8,615	395,036
Yara International ASA	22,640	787,521

		1,182,557

Canada-7.33%
Agnico Eagle Mines Ltd.	6,157	487,028
Air Canada(b)	11,985	132,403
Algonquin Power & Utilities Corp	15,337	232,353
Alimentation Couche-Tard, Inc., Class B	37,697	1,160,016
AltaGas Ltd.	22,037	279,150
ARC Resources Ltd.	67,926	334,192
Atco Ltd., Class I	6,671	185,568
Bank of Montreal(a)	46,113	2,743,574
Bank of Nova Scotia (The)	92,416	3,836,371
Barrick Gold Corp.	35,335	943,963
BCE, Inc.	19,836	796,505
Bombardier, Inc., Class B(b)	299,209	62,833
Brookfield Asset Management, Inc., Class A	52,705	1,564,924
CAE, Inc.	6,836	116,740
Cameco Corp.	28,387	269,531
Canadian Apartment Properties REIT	5,443	174,841
Canadian Imperial Bank of Commerce	34,006	2,534,606
Canadian National Railway Co.	19,896	1,974,902
Canadian Natural Resources Ltd.	80,254	1,276,023
Canadian Pacific Railway Ltd.	2,789	832,799
Canadian Tire Corp. Ltd., Class A(a)	4,811	536,829
Canadian Utilities Ltd., Class A(a)	7,274	169,882

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2020

	Shares	Value
Canada-(continued)
Capital Power Corp.	7,222	$159,026
CCL Industries, Inc., Class B	5,659	215,605
Celestica, Inc.(b)	26,580	156,089
Cenovus Energy, Inc.	105,668	345,530
CGI,Inc.,Class A(b)	8,359	518,272
CI Financial Corp.	16,971	197,667
Constellation Software, Inc.	239	250,694
Crescent Point Energy Corp.	203,866	253,810
Emera, Inc.(a)	12,562	500,746
Empire Co. Ltd., Class A	15,649	426,626
Enbridge, Inc.	92,565	2,548,514
Fairfax Financial Holdings Ltd.	1,837	482,537
Finning International, Inc.	13,419	203,899
Fortis, Inc.	20,878	824,097
Franco-Nevada Corp.	2,279	310,379
George Weston Ltd.	6,278	439,910
Gibson Energy, Inc.	11,643	171,325
Gildan Activewear, Inc.	8,452	174,954
Great-West Lifeco, Inc.	25,060	510,278
H&R REIT	26,095	200,407
Husky Energy, Inc.	70,537	181,454
Hydro One Ltd.(d)	18,988	414,550
iA Financial Corp., Inc.	8,225	286,350
IGM Financial, Inc.	6,340	139,082
Imperial Oil Ltd.	21,103	280,455
Intact Financial Corp.	4,839	499,451
Inter Pipeline Ltd.(a)	31,104	276,667
Keyera Corp.	11,906	168,855
Kinross Gold Corp.	61,714	490,620
Linamar Corp.	6,794	221,906
Loblaw Cos. Ltd.	12,905	641,887
Magna International, Inc.	34,484	1,759,438
Manulife Financial Corp.	165,995	2,248,374
MEG Energy Corp.(b)	38,202	69,622
Methanex Corp.	7,849	232,524
Metro, Inc.	11,428	532,681
National Bank of Canada	18,967	909,551
Nutrien Ltd.	41,224	1,674,498
Onex Corp.	6,334	273,625
Open Text Corp.	6,546	240,317
Parkland Corp.	8,193	199,948
Pembina Pipeline Corp.	22,451	469,613
Power Corp. of Canada	49,943	950,279
Restaurant Brands International, Inc.	4,295	223,004
RioCan REIT(a)	20,512	221,219
Rogers Communications, Inc., Class B	20,942	850,025
Royal Bank of Canada	81,183	5,672,185
Saputo, Inc.	10,342	251,540
Seven Generations Energy Ltd., Class A(b)	44,776	158,505
Shaw Communications, Inc., Class B	32,594	536,572
SmartCentres REIT(a)	8,164	128,949
SNC-Lavalin Group, Inc.(a)	16,967	237,196
Sun Life Financial, Inc.	36,691	1,458,724
Suncor Energy, Inc.	119,306	1,344,860
TC Energy Corp.	38,712	1,522,524
Teck Resources Ltd., Class B	93,562	1,228,688
TELUS Corp.	25,420	434,295
TFI International, Inc.	5,318	236,595
Thomson Reuters Corp.	7,231	561,733
Topicus.com, Inc.(b)(c)	444	0

	Shares	Value
Canada-(continued)
Toronto-Dominion Bank (The)	105,634	$4,656,817
Tourmaline Oil Corp.	35,717	462,351
TransAlta Corp.	28,398	168,256
Vermilion Energy, Inc.	20,147	49,712
West Fraser Timber Co. Ltd.	4,812	222,997
Whitecap Resources, Inc.(a)	58,181	106,034
WSP Global, Inc.	4,097	258,937
Yamana Gold, Inc.	39,216	217,940

		63,906,803

Chile-0.07%
Antofagasta PLC	23,542	313,378
Lundin Mining Corp.	45,299	273,489

		586,867

China-0.31%
AAC Technologies Holdings, Inc.(a)	30,128	158,704
BOC Hong Kong Holdings Ltd.	243,006	673,724
China Mengniu Dairy Co. Ltd.(b)	77,601	364,747
Lenovo Group Ltd.	830,690	519,526
Semiconductor Manufacturing International Corp.(b)	141,434	414,918
Want Want China Holdings Ltd.	260,195	171,789
Wilmar International Ltd.	126,621	374,624

		2,678,032

Denmark-1.17%
AP Moller - Maersk A/S, Class A	481	709,671
AP Moller - Maersk A/S, Class B(a)	762	1,217,254
Carlsberg A/S, Class B	3,900	493,644
Coloplast A/S, Class B	2,138	312,030
Danske Bank A/S(b)	86,135	1,144,972
DSV Panalpina A/S	3,303	534,871
ISS A/S(b)	24,348	315,957
Jyske Bank A/S(b)	6,720	200,030
Novo Nordisk A/S, Class B	37,451	2,405,637
Novozymes A/S, Class B	4,304	258,653
Orsted A/S(d)	4,815	764,274
Pandora A/S	8,363	662,346
Vestas Wind Systems A/S	7,009	1,196,414

		10,215,753

Finland-1.42%
Elisa OYJ	5,158	253,790
Fortum OYJ	31,462	591,873
Huhtamaki OYJ	4,448	217,198
Kesko OYJ, Class B	20,092	516,296
Kone OYJ, Class B	13,883	1,105,168
Konecranes OYJ	5,826	183,233
Metso Outotec OYJ	29,878	210,386
Neles OYJ	6,836	91,534
Neste OYJ(a)	12,535	652,390
Nokia OYJ(b)	473,254	1,598,682
Nokian Renkaat OYJ(a)	10,915	335,531
Nordea Bank Abp(b)	367,975	2,768,985
Orion OYJ, Class B	4,343	185,916
Outokumpu OYJ(a)(b)	61,688	153,990
Sampo OYJ, Class A	36,498	1,377,476
Stora Enso OYJ, Class R	51,366	749,417

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2020

	Shares	Value
Finland-(continued)
UPM-Kymmene OYJ	38,533	$1,088,914
Wartsila OYJ Abp	35,743	284,035

		12,364,814

France-9.15%
Accor S.A.(b)	10,239	260,722
Aeroports de Paris(a)	1,166	113,954
Air France-KLM(a)(b)	76,934	251,822
Air Liquide S.A.	16,981	2,482,429
Airbus SE(b)	18,632	1,358,421
Alstom S.A.(b)	6,333	283,867
Amundi S.A.(b)(d)	2,785	182,643
Arkema S.A.	6,374	624,273
Atos SE(b)	6,330	432,087
AXA S.A.	257,181	4,134,165
BNP Paribas S.A.(b)	149,431	5,196,699
Bollore S.A.	60,968	218,453
Bouygues S.A.	27,127	889,508
Bureau Veritas S.A.(b)	10,891	239,138
Capgemini SE	7,344	848,108
Carrefour S.A.	99,646	1,550,730
Casino Guichard Perrachon S.A.(a)(b)	15,437	347,498
Cie de Saint-Gobain(b)	63,818	2,490,335
Cie Generale des Etablissements Michelin S.C.A.	16,634	1,795,003
CNP Assurances(b)	19,716	222,083
Covivio	2,604	155,000
Credit Agricole S.A.(b)	142,207	1,123,437
Danone S.A.	30,055	1,659,453
Dassault Systemes SE	1,395	238,139
Edenred	4,585	213,847
Eiffage S.A.(b)	6,650	482,746
Electricite de France S.A.	77,989	905,547
Elior Group S.A.(d)	13,420	50,586
Elis S.A.(b)	14,036	153,770
ENGIE S.A.(b)	222,380	2,690,122
EssilorLuxottica S.A.(b)	8,855	1,095,426
Eurazeo SE(b)	3,596	163,531
Eutelsat Communications S.A.(a)	24,560	247,008
Faurecia SE(b)	10,363	392,801
Gecina S.A.	2,271	281,997
Getlink SE(b)	13,427	180,491
Hermes International	413	384,385
ICADE	1,772	89,583
Imerys S.A.	4,560	136,192
Ingenico Group S.A.(b)	174	25,031
Kering S.A.	1,535	927,101
Klepierre S.A.(a)	15,266	193,386
Lagardere S.C.A.(b)	14,676	320,879
Legrand S.A.	8,548	632,079
L’Oreal S.A.	5,825	1,884,263
LVMH Moet Hennessy Louis Vuitton SE.	6,096	2,856,701
Natixis S.A.(b)	140,012	325,533
Orange S.A.	243,118	2,727,176
Orpea S.A.(b)	1,670	166,790
Pernod Ricard S.A.	6,811	1,098,037
Peugeot S.A.(b)	95,873	1,723,186
Publicis Groupe S.A.	20,765	720,805
Renault S.A.(b)	77,677	1,923,195
Rexel S.A.(b)	40,382	424,668

	Shares	Value
France-(continued)
Rubis S.C.A.	4,546	$149,225
Safran S.A.(b)	9,652	1,017,728
Sanofi	63,029	5,680,451
Schneider Electric SE	23,574	2,861,349
SCOR SE(b)	16,299	396,046
SEB S.A.	1,674	272,214
Societe Generale S.A.(b)	160,790	2,180,127
Sodexo S.A.	6,212	398,706
SPIE S.A.(b)	11,370	179,328
Suez S.A.	40,851	748,040
Teleperformance	1,268	380,630
Thales S.A.	4,912	319,731
TOTAL SE	284,065	8,543,657
Unibail-Rodamco-Westfield(a)	13,901	565,121
Valeo S.A.	40,089	1,212,738
Veolia Environnement S.A.	46,355	863,406
Vinci S.A.	25,385	2,005,417
Vivendi S.A.	50,441	1,456,566

		79,745,309

Germany-10.49%
Aareal Bank AG(b)	8,279	142,632
adidas AG(b)	4,514	1,340,823
Allianz SE	38,311	6,741,286
Aroundtown S.A.(b)	35,715	171,278
Aurubis AG	6,924	443,114
BASF SE	102,181	5,602,530
Bayer AG	69,383	3,261,926
Bayerische Motoren Werke AG	64,087	4,380,562
Bayerische Motoren Werke AG, Preference Shares	10,979	567,826
Beiersdorf AG	2,279	238,657
Brenntag AG	12,485	798,128
Commerzbank AG(a)(b)	238,762	1,125,003
Continental AG	14,559	1,548,021
Covestro AG(d)	22,952	1,095,359
Daimler AG	196,506	10,163,156
Deutsche Bank AG(a)(b)	423,823	3,900,645
Deutsche Boerse AG	4,402	647,881
Deutsche Lufthansa AG(a)(b)	65,993	566,700
Deutsche Pfandbriefbank AG(b)(d)	16,218	98,897
Deutsche Post AG	87,230	3,865,238
Deutsche Telekom AG	315,230	4,799,245
Deutsche Wohnen SE	15,398	777,182
E.ON SE	195,112	2,034,576
Evonik Industries AG	19,893	478,972
Freenet AG	15,026	266,134
Fresenius Medical Care AG& Co. KGaA	12,430	949,538
Fresenius SE & Co. KGaA	32,845	1,218,182
Fuchs Petrolub SE	1,639	62,812
Fuchs Petrolub SE, Preference Shares	3,294	169,519
GEA Group AG	12,283	408,775
Hannover Rueck SE	3,621	525,975
HeidelbergCement AG	17,570	1,005,310
Hella GmbH & Co. KGaA(b)	4,495	196,245
Henkel AG& Co. KGaA	5,320	481,197
Henkel AG& Co. KGaA, Preference Shares	8,923	868,103
HOCHTIEF AG	2,312	170,206
HUGO BOSS AG	6,794	155,629
Infineon Technologies AG	36,708	1,021,947

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2020

	Shares	Value
Germany-(continued)
K+S AG(a)	48,929	$327,835
KION Group AG	5,142	400,349
Knorr-Bremse AG	2,280	264,072
LANXESS AG	7,853	398,102
LEG Immobilien AG	2,542	343,541
Merck KGaA	4,308	638,060
METRO AG	43,455	426,208
MTU Aero Engines AG(b)	1,266	216,117
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	13,771	3,221,061
OSRAM Licht AG(b)	5,378	315,734
Porsche Automobil Holding SE, Preference Shares	8,460	453,313
ProSiebenSat.1 Media SE(a)(b)	36,021	401,968
Rheinmetall AG	3,340	243,940
RWE AG	52,521	1,944,882
Salzgitter AG(b)	16,315	237,556
SAP SE	22,135	2,358,973
Siemens AG	59,555	6,985,822
Siemens Energy AG(b)	29,778	652,103
Siemens Healthineers AG(d)	4,778	205,122
Symrise AG	2,789	343,882
Talanx AG	3,876	114,138
Telefonica Deutschland Holding AG	100,225	252,991
thyssenkrupp AG(a)(b)	107,154	511,131
TUI AG(a)	75,498	295,395
Uniper SE	18,107	541,219
United Internet AG	8,861	310,684
Volkswagen AG	5,402	840,680
Volkswagen AG, Preference Shares	30,943	4,509,097
Vonovia SE	21,006	1,341,381

		91,384,565

Hong Kong-1.65%
AIA Group Ltd.	336,377	3,168,642
CK Asset Holdings Ltd.	145,151	671,956
CK Hutchison Holdings Ltd.	130,966	788,682
CLP Holdings Ltd.	81,861	752,650
Hang Lung Properties Ltd.	103,523	251,237
Hang Seng Bank Ltd.	41,246	633,993
Henderson Land Development Co. Ltd.	108,404	383,720
Hong Kong & China Gas Co. Ltd. (The)	273,816	393,342
Hong Kong Exchanges & Clearing Ltd.	17,018	812,403
Hongkong Land Holdings Ltd.	58,016	212,919
Hysan Development Co. Ltd.	58,427	185,719
Jardine Matheson Holdings Ltd.	6,707	297,724
Jardine Strategic Holdings Ltd.	6,839	148,338
Link REIT	105,993	807,093
MTR Corp. Ltd.	94,994	469,773
New World Development Co. Ltd.	109,317	520,165
Power Assets Holdings Ltd.	31,434	161,531
Sino Land Co. Ltd.	165,359	195,321
Sun Hung Kai Properties Ltd.	107,731	1,377,400
Swire Pacific Ltd., Class A	40,755	185,516
Swire Pacific Ltd., Class B	76,153	61,866
Swire Properties Ltd.	91,157	243,913
Techtronic Industries Co. Ltd	29,682	395,768
WH Group Ltd.(d)	619,471	486,480

	Shares	Value
Hong Kong-(continued)
Wharf Holdings Ltd. (The)	150,571	$310,662
Wharf Real Estate Investment Co. Ltd.	126,280	484,449

		14,401,262

Ireland-0.46%
AIB Group PLC(a)(b)	101,212	113,711
Bank of Ireland Group PLC(b)	120,027	294,727
CRH PLC	52,891	1,860,156
Flutter Entertainment PLC(b)	2,829	488,695
Kerry Group PLC, Class A	3,029	362,359
Kingspan Group PLC(b)	2,834	247,094
Smurfit Kappa Group PLC	18,105	681,693

		4,048,435

Israel-0.22%
Bank Hapoalim BM(b)	56,966	334,278
Bank Leumi Le-Israel BM	76,648	363,373
ICL Group Ltd.	50,996	185,924
Israel Discount Bank Ltd., Class A	65,404	184,351
Teva Pharmaceutical Industries Ltd.(b)	94,548	819,586

		1,887,512

Italy-2.58%
A2A S.p.A.	129,448	164,584
Assicurazioni Generali S.p.A.	149,950	2,010,442
Atlantia S.p.A.(b)	37,315	571,800
Banca Monte dei Paschi di Siena S.p.A.(a)(b)	98,582	118,738
Banca Monte dei Paschi di Siena S.p.A., Rts.,expiring 11/21/2020(b)(c)	98,582	0
Banco BPM S.p.A.(a)(b)	371,688	671,522
BPER Banca(a)(b)	101,712	120,493
Enel S.p.A.	587,980	4,680,663
Eni S.p.A.	419,267	2,935,670
Ferrari N.V.	1,295	231,024
FinecoBank Banca Fineco S.p.A.(b)	18,633	255,030
Hera S.p.A.	54,159	170,335
Intesa Sanpaolo S.p.A.(b)	2,130,871	3,523,652
Italgas S.p.A.	29,114	168,278
Leonardo S.p.A.	41,310	196,714
Mediobanca Banca di Credito Finanziario S.p.A.	71,287	505,539
Pirelli & C S.p.A.(b)(d)	48,095	200,564
Poste Italiane S.p.A.(d)	44,099	359,581
Prysmian S.p.A.	16,887	459,117
Saipem S.p.A.(a)	87,715	154,028
Saras S.p.A.(b)	180,553	92,413
Snam S.p.A.	136,317	665,325
Telecom Italia S.p.A.	2,207,678	749,368
Telecom Italia S.p.A., RSP	1,236,449	449,799
Terna Rete Elettrica Nazionale S.p.A.	68,341	462,039
UniCredit S.p.A.(b)	294,094	2,192,824
Unipol Gruppo S.p.A.(b)	62,182	226,569
UnipolSai Assicurazioni S.p.A.(a)	80,109	186,070

		22,522,181

Japan-21.52%
Aeon Co. Ltd.	47,246	1,203,747
AEON Financial Service Co. Ltd.	11,592	117,872
AGC, Inc.	22,629	702,421
Air Water, Inc.	16,049	228,745
Aisin Seiki Co. Ltd.	15,473	465,492

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2020

	Shares	Value
Japan-(continued)
Ajinomoto Co., Inc.	30,628	$614,523
Alfresa Holdings Corp.	15,369	280,947
Alps Alpine Co. Ltd.	21,015	300,128
Amada Co. Ltd.	28,575	247,373
ANA Holdings, Inc.(a)(b)	12,372	268,648
Aozora Bank Ltd.	11,795	192,710
Asahi Group Holdings Ltd.	20,130	620,614
Asahi Kasei Corp.	95,286	820,696
Astellas Pharma, Inc.	77,300	1,061,082
Bandai Namco Holdings, Inc.	7,543	561,071
Bridgestone Corp.	58,106	1,884,249
Brother Industries Ltd.	18,985	291,658
Canon, Inc.	93,841	1,616,230
Casio Computer Co. Ltd.	9,996	150,982
Central Japan Railway Co.	7,788	937,555
Chiba Bank Ltd. (The)	59,527	305,778
Chubu Electric Power Co., Inc.	45,728	512,439
Chugai Pharmaceutical Co. Ltd.	6,837	262,977
Chugoku Electric Power Co., Inc. (The)	30,221	380,147
Coca-Cola Bottlers Japan Holdings, Inc.(a)	9,372	132,054
Concordia Financial Group Ltd.	71,593	234,900
Credit Saison Co. Ltd.	15,360	164,855
Dai Nippon Printing Co. Ltd.	26,183	485,640
Daicel Corp.	33,377	237,541
Dai-ichi Life Holdings, Inc.	112,205	1,659,891
Daiichi Sankyo Co. Ltd.	36,108	949,156
Daikin Industries Ltd.	8,865	1,651,905
Daito Trust Construction Co. Ltd.	5,524	501,461
Daiwa House Industry Co. Ltd.	43,598	1,140,830
Daiwa Securities Group, Inc.	155,397	625,810
Denka Co. Ltd.	8,358	255,841
Denso Corp.	37,005	1,712,552
Dentsu Group, Inc.	19,825	567,214
DIC Corp.	7,697	186,719
East Japan Railway Co.	23,944	1,249,880
Ebara Corp.	9,768	269,942
Eisai Co. Ltd.	7,168	554,639
Electric Power Development Co. Ltd.	11,798	159,127
ENEOS Holdings, Inc.	343,390	1,151,641
FamilyMart Co. Ltd.	7,964	174,303
FANUC Corp.	7,629	1,609,140
Fast Retailing Co. Ltd.	910	632,926
Fuji Electric Co. Ltd.	11,425	344,258
FUJIFILM Holdings Corp.	21,693	1,103,533
Fujikura Ltd.	62,848	165,326
Fujitsu Ltd.	13,516	1,580,573
Fukuoka Financial Group, Inc.	20,149	334,981
Furukawa Electric Co. Ltd.	12,415	309,366
Hakuhodo DY Holdings, Inc.	16,458	208,913
Hankyu Hanshin Holdings, Inc.	9,881	300,570
Haseko Corp.	29,605	353,142
Hino Motors Ltd.	38,644	294,247
Hirose Electric Co. Ltd.	1,612	224,206
Hitachi Construction Machinery Co. Ltd.	8,945	219,047
Hitachi Ltd.	80,401	2,693,364
Hitachi Metals Ltd.	16,113	212,857
Honda Motor Co. Ltd.	100,779	2,347,397
Hoya Corp.	6,436	726,466
Idemitsu Kosan Co. Ltd.	30,128	606,652
IHI Corp.	18,856	226,366

	Shares	Value
Japan-(continued)
Iida Group Holdings Co. Ltd.	13,605	$245,057
INPEX Corp.	110,096	518,148
Isetan Mitsukoshi Holdings Ltd.	48,783	235,655
Isuzu Motors Ltd.	60,701	489,487
ITOCHU Corp.	99,221	2,372,800
J Front Retailing Co. Ltd.	29,615	224,081
Japan Airlines Co. Ltd.(b)	13,717	238,414
Japan Exchange Group, Inc.	18,431	448,257
Japan Post Bank Co. Ltd.	42,957	341,470
Japan Post Holdings Co. Ltd.	150,454	1,028,884
Japan Post Insurance Co. Ltd.	44,333	699,727
Japan Tobacco, Inc.	96,487	1,818,246
JFE Holdings, Inc.(b)	90,893	632,964
JGC Holdings Corp.	19,501	159,493
JSR Corp.	12,910	289,716
JTEKT Corp	23,540	185,546
Kajima Corp.	46,683	496,571
Kaneka Corp.	7,487	208,267
Kansai Electric Power Co., Inc. (The)	74,497	677,628
Kao Corp.	13,524	959,901
Kawasaki Heavy Industries Ltd.(b)	22,029	261,297
Kawasaki Kisen Kaisha Ltd.(b)	20,558	248,961
KDDI Corp.	114,512	3,058,875
Keikyu Corp.	12,327	171,687
Keio Corp.	5,050	292,257
Keisei Electric Railway Co. Ltd.	5,318	148,287
Kewpie Corp.	9,676	197,889
Keyence Corp.	1,773	801,361
Kikkoman Corp.	4,308	213,463
Kintetsu Group Holdings Co. Ltd.	9,374	373,023
Kirin Holdings Co. Ltd.	52,887	950,590
Kobe Steel Ltd.(b)	128,681	498,525
Koito Manufacturing Co. Ltd.	7,953	381,902
Komatsu Ltd.	81,307	1,820,735
Konica Minolta, Inc.	83,315	210,399
K’s Holdings Corp.	17,560	224,077
Kubota Corp.	74,842	1,296,168
Kuraray Co. Ltd.	34,672	319,059
Kyocera Corp.	16,551	907,344
Kyowa Kirin Co. Ltd.	7,864	194,832
Kyushu Electric Power Co., Inc.	45,645	382,485
Kyushu Railway Co.	9,244	196,216
Lawson, Inc.	3,479	159,906
LIXIL Group Corp.	31,197	673,239
Makita Corp.	10,070	443,103
Marubeni Corp.	153,797	799,144
Marui Group Co. Ltd.	9,695	173,794
Mazda Motor Corp.	104,656	546,606
Medipal Holdings Corp.	14,863	264,730
MEIJI Holdings Co. Ltd.	8,359	604,496
MINEBEA MITSUMI, Inc.	19,902	356,766
Mitsubishi Chemical Holdings Corp.	133,689	749,651
Mitsubishi Corp.	117,665	2,617,467
Mitsubishi Electric Corp.	110,439	1,415,614
Mitsubishi Estate Co. Ltd.	50,488	750,510
Mitsubishi Gas Chemical Co., Inc.	18,472	334,489
Mitsubishi Heavy Industries Ltd.	29,491	630,358
Mitsubishi Materials Corp.(a)	12,916	235,858
Mitsubishi Motors Corp.(b)	95,045	172,743
Mitsubishi UFJ Financial Group, Inc.	1,080,535	4,239,865

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2020

	Shares	Value
Japan-(continued)
Mitsubishi UFJ Lease & Finance Co. Ltd.	30,844	$129,820
Mitsui & Co. Ltd.	118,408	1,846,231
Mitsui Chemicals, Inc.	21,018	536,005
Mitsui E&S Holdings Co. Ltd.(b)	23,892	75,191
Mitsui Fudosan Co. Ltd.	53,237	903,664
Mitsui Mining & Smelting Co. Ltd.	7,852	196,413
Mitsui OSK Lines Ltd.	23,550	526,913
Mizuho Financial Group, Inc.	210,519	2,580,640
MS&AD Insurance Group Holdings, Inc.	29,625	806,087
Murata Manufacturing Co. Ltd.	19,972	1,388,335
Nagoya Railroad Co. Ltd.	9,085	241,247
NEC Corp.	22,997	1,154,910
NGK Insulators Ltd.	18,923	268,441
NGK Spark Plug Co. Ltd.	18,152	316,887
NH Foods Ltd.	10,317	421,404
Nidec Corp.	10,849	1,089,674
Nikon Corp.	38,751	233,158
Nintendo Co. Ltd.	2,144	1,168,597
Nippon Electric Glass Co. Ltd.	13,591	265,996
Nippon Express Co. Ltd.	7,920	443,199
Nippon Paint Holdings Co. Ltd.(a)	3,832	344,198
Nippon Paper Industries Co. Ltd.	11,751	132,303
Nippon Steel Corp.(b)	107,699	1,036,915
Nippon Suisan Kaisha Ltd.	34,472	132,229
Nippon Telegraph & Telephone Corp.	114,241	2,399,782
Nippon Yusen KK	38,903	712,639
Nissan Motor Co. Ltd.(b)	382,482	1,339,089
Nisshin Seifun Group, Inc.(a)	14,946	224,605
Nissin Foods Holdings Co. Ltd.	2,278	196,988
Nitori Holdings Co. Ltd.	1,772	365,282
Nitto Denko Corp.	12,059	843,230
Nomura Holdings, Inc.	301,638	1,340,261
Nomura Real Estate Holdings, Inc.	10,370	180,637
NSK Ltd.	57,321	454,554
NTN Corp.(b)	97,145	178,418
NTT Data Corp.	34,927	392,570
NTT DOCOMO, Inc.	71,108	2,643,933
Obayashi Corp.	58,683	488,370
Odakyu Electric Railway Co. Ltd.	14,432	346,926
Oji Holdings Corp.	79,480	333,764
Olympus Corp.	18,796	357,617
Omron Corp.	7,748	555,864
Ono Pharmaceutical Co. Ltd.	13,084	371,969
Oriental Land Co. Ltd.	2,303	321,305
ORIX Corp.	104,929	1,220,023
Osaka Gas Co. Ltd.	25,874	490,552
Otsuka Holdings Co. Ltd.	23,050	849,988
Pan Pacific International Holdings Corp.	14,308	304,117
Panasonic Corp.	183,521	1,686,518
Rakuten, Inc.	36,699	356,318
Recruit Holdings Co. Ltd.	20,552	780,481
Renesas Electronics Corp.(b)	39,798	327,780
Resona Holdings, Inc.	216,314	708,700
Ricoh Co. Ltd.	85,914	560,487
Rohm Co. Ltd.	4,905	375,359
Santen Pharmaceutical Co. Ltd.	11,904	211,457
SBI Holdings, Inc.	15,449	353,639
Secom Co. Ltd.	8,082	679,942
Sega Sammy Holdings, Inc.	12,243	152,950
Seibu Holdings, Inc.	15,880	158,284

	Shares	Value
Japan-(continued)
Seiko Epson Corp.	27,587	$317,723
Seino Holdings Co. Ltd.	14,952	192,800
Sekisui Chemical Co. Ltd.	23,237	360,091
Sekisui House Ltd.	47,373	782,375
Seven & i Holdings Co. Ltd.	55,354	1,683,283
SG Holdings Co. Ltd.	26,936	648,020
Sharp Corp.	14,004	160,750
Shimadzu Corp.	8,064	229,177
Shimano, Inc.	2,239	508,990
Shimizu Corp.	55,001	380,914
Shin-Etsu Chemical Co. Ltd.	12,881	1,711,470
Shinsei Bank Ltd.	18,523	221,837
Shionogi & Co. Ltd.	7,825	368,570
Shiseido Co. Ltd.	7,346	453,240
Shizuoka Bank Ltd. (The)	39,812	266,581
Showa Denko K.K.	18,403	311,059
SMC Corp.	1,386	733,172
Softbank Corp.	103,052	1,195,242
SoftBank Group Corp.	108,710	7,063,966
Sojitz Corp.	133,390	292,197
Sompo Holdings, Inc.	23,139	861,238
Sony Corp.	53,809	4,464,695
Stanley Electric Co. Ltd.	8,887	251,631
Subaru Corp.	65,849	1,200,261
SUMCO Corp.	10,784	163,503
Sumitomo Chemical Co. Ltd.	192,986	627,657
Sumitomo Corp.	99,327	1,087,428
Sumitomo Electric Industries Ltd.	60,637	664,432
Sumitomo Heavy Industries Ltd.	14,473	307,347
Sumitomo Metal Mining Co. Ltd.	20,778	640,592
Sumitomo Mitsui Financial Group, Inc.	115,013	3,169,624
Sumitomo Mitsui Trust Holdings, Inc.	25,555	680,432
Sumitomo Realty & Development Co. Ltd.	19,649	523,835
Sumitomo Rubber Industries Ltd.	17,814	155,579
Suntory Beverage & Food Ltd.	7,343	252,868
Suzuken Co. Ltd.	7,846	282,573
Suzuki Motor Corp.	32,720	1,394,997
Sysmex Corp.	3,688	345,728
T&D Holdings, Inc.	66,534	659,994
Taiheiyo Cement Corp.	16,462	384,859
Taisei Corp.	19,011	590,116
Takashimaya Co. Ltd.	28,656	212,713
Takeda Pharmaceutical Co. Ltd.	77,036	2,386,834
TDK Corp.	7,296	852,154
Teijin Ltd.	21,282	324,910
Terumo Corp.	13,428	492,857
THK Co. Ltd.	7,256	190,805
TIS, Inc.	8,858	169,551
Tobu Railway Co. Ltd.	11,899	336,345
Tohoku Electric Power Co., Inc.	34,316	302,653
Tokio Marine Holdings, Inc.	38,655	1,722,725
Tokyo Electric Power Co. Holdings, Inc.(b)	193,391	497,629
Tokyo Electron Ltd.	4,305	1,148,933
Tokyo Gas Co. Ltd.	31,125	704,287
Tokyo Tatemono Co. Ltd.	14,506	165,957
Tokyu Corp.	31,619	373,536
Tokyu Fudosan Holdings Corp.	56,050	243,416
Toppan Printing Co. Ltd.	31,803	402,481
Toray Industries, Inc.	158,050	711,180
Toshiba Corp.	48,301	1,214,687

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2020

	Shares	Value
Japan-(continued)
Tosoh Corp.	28,086	$454,040
TOTO Ltd.	7,020	318,633
Toyo Seikan Group Holdings Ltd.	12,236	113,886
Toyo Suisan Kaisha Ltd.	4,639	230,752
Toyoda Gosei Co. Ltd.	8,855	223,450
Toyota Industries Corp.	10,981	705,876
Toyota Motor Corp.	121,726	7,921,389
Toyota Tsusho Corp.	15,947	442,226
Trend Micro, Inc.	3,798	212,534
Tsuruha Holdings, Inc.	1,712	239,425
Ube Industries Ltd.	13,582	232,170
Unicharm Corp.	8,051	372,746
West Japan Railway Co.	12,406	529,278
Yakult Honsha Co. Ltd.	4,032	195,159
Yamada Denki Co. Ltd.	66,927	325,224
Yamaha Corp.	4,815	226,610
Yamaha Motor Co. Ltd.	36,689	520,469
Yamato Holdings Co. Ltd.	31,607	832,654
Yamazaki Baking Co. Ltd.(a)	10,381	170,402
Yaskawa Electric Corp.	7,343	283,423
Yokogawa Electric Corp.	12,879	187,998
Yokohama Rubber Co. Ltd. (The)	12,432	177,311
Z Holdings Corp.	124,055	860,458

		187,498,865

Luxembourg-0.30%
Aperam S.A.	6,006	161,470
ArcelorMittal S.A.(b)	138,563	1,880,692
RTL Group S.A.(b)	4,814	182,919
SES S.A., FDR	47,358	378,100

		2,603,181

Macau-0.09%
Galaxy Entertainment Group Ltd.	58,609	386,200
Sands China Ltd.	120,881	423,208

		809,408

Netherlands-2.38%
Aalberts N.V.	4,584	153,996
ABN AMRO Bank N.V., CVA(b)(d)	69,396	569,570
Aegon N.V.	369,687	996,908
Akzo Nobel N.V.	14,225	1,370,338
Altice Europe N.V.(b)	37,580	185,125
Altice Europe N.V., Class B(b)	2,480	12,292
ASML Holding N.V.	4,350	1,580,934
ASR Nederland N.V.	16,328	496,413
Boskalis Westminster(b)	9,483	191,321
Heineken Holding N.V.	4,814	372,063
Heineken N.V.(a)	8,795	780,658
ING Groep N.V.(b)	542,671	3,703,650
Koninklijke Ahold Delhaize N.V.	98,813	2,715,262
Koninklijke BAM Groep N.V.(b)	72,677	90,245
Koninklijke DSM N.V.	7,286	1,166,551
Koninklijke KPN N.V.	280,469	757,954
Koninklijke Philips N.V.(b)	38,898	1,806,749
NN Group N.V.	42,810	1,493,024
Prosus N.V.(b)	3,925	392,189
Randstad N.V.(b)	11,875	593,556
SBM Offshore N.V.	12,407	200,020

	Shares	Value
Netherlands-(continued)
Signify N.V.(b)(d)	14,527	$517,637
Wolters Kluwer N.V.	7,199	583,480

		20,729,935

New Zealand-0.05%
Fletcher Building Ltd.(b)	62,979	170,654
Spark New Zealand Ltd.	84,924	252,007

		422,661

Norway-0.63%
DNB ASA	73,316	987,124
Equinor ASA	136,435	1,730,621
Gjensidige Forsikring ASA	8,865	168,140
Mowi ASA	22,943	361,588
Norsk Hydro ASA(b)	218,621	611,343
Orkla ASA	43,079	405,965
Storebrand ASA(b)	48,149	252,359
Telenor ASA	60,932	938,313

		5,455,453

Poland-0.16%
Bank Polska Kasa Opieki S.A.(b)	13,977	149,055
KGHM Polska Miedz S.A.(b)	14,396	429,116
Polski Koncern Naftowy ORLEN S.A.	26,570	255,397
Powszechna Kasa Oszczednosci Bank Polski S.A.(b)	57,547	275,198
Powszechny Zaklad Ubezpieczen S.A.(b)	58,013	316,139

		1,424,905

Portugal-0.22%
Banco Comercial Portugues S.A., Class R(b)	968,559	85,068
EDP - Energias de Portugal S.A.	246,850	1,216,882
Galp Energia SGPS S.A.	44,836	363,188
Jeronimo Martins SGPS S.A.	14,859	236,088

		1,901,226

Russia-0.05%
Evraz PLC	53,129	246,961
Polymetal International PLC	11,334	240,267

		487,228

Singapore-0.67%
Ascendas REIT	108,490	228,818
CapitaLand Integrated Commercial Trust	110,204	139,621
CapitaLand Ltd.	166,759	313,856
City Developments Ltd.	30,752	142,781
ComfortDelGro Corp. Ltd.	199,343	197,080
DBS Group Holdings Ltd.	102,652	1,529,819
Genting Singapore Ltd.	343,018	162,026
Keppel Corp. Ltd.	70,352	226,178
Oversea-Chinese Banking Corp. Ltd.	107,479	662,741
Singapore Airlines Ltd.	48,386	120,123
Singapore Press Holdings Ltd.	130,529	94,635
Singapore Technologies Engineering Ltd.	73,837	188,716
Singapore Telecommunications Ltd.	584,865	869,481
United Overseas Bank Ltd.	53,417	742,870
Venture Corp. Ltd.	15,955	225,041

		5,843,786

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2020

	Shares	Value
South Africa-0.23%
Anglo American PLC	79,365	$1,858,635
Investec PLC	70,572	130,806

		1,989,441

South Korea-5.58%
Amorepacific Corp.	1,265	176,144
Amorepacific Corp., Preference Shares	362	16,717
CJ CheilJedang Corp.	788	250,699
CJ CheilJedang Corp., Preference Shares	204	28,226
Coway Co. Ltd.	3,800	232,414
Daelim Industrial Co. Ltd.	3,460	237,843
DB Insurance Co. Ltd.	5,130	200,055
E-MART, Inc.	5,272	659,755
GS Engineering & Construction Corp.	8,673	204,080
Hana Financial Group, Inc.	24,939	668,146
Hanwha Solutions Corp.	14,362	553,115
Hyundai Engineering & Construction Co. Ltd.	13,554	366,115
Hyundai Glovis Co. Ltd.	2,118	312,651
Hyundai Heavy Industries Holdings Co. Ltd.	988	186,768
Hyundai Mobis Co. Ltd.	6,871	1,365,480
Hyundai Motor Co.	22,567	3,271,589
Hyundai Motor Co., First Pfd.	3,798	263,085
Hyundai Motor Co., Second Pfd.	6,097	429,321
Hyundai Steel Co.	13,344	339,862
Industrial Bank of Korea	43,319	311,903
KB Financial Group, Inc.	37,465	1,324,003
Kia Motors Corp.	29,349	1,306,182
Korea Electric Power Corp.(b)	35,460	623,449
Korea Shipbuilding & Offshore Engineering Co. Ltd.(b)	3,877	267,874
Korea Zinc Co. Ltd.	760	256,191
Korean Air Lines Co. Ltd.(b)	14,895	261,880
KT&G Corp.	8,723	622,687
LG Chem Ltd.	2,797	1,506,096
LG Chem Ltd., Preference Shares	511	139,605
LG Corp.	6,066	362,452
LG Display Co. Ltd.(b)	54,149	670,480
LG Electronics, Inc.	12,616	933,942
LG Electronics, Inc., Preference Shares	2,063	58,452
LG Household & Health Care Ltd.	254	335,772
LG Household & Health Care Ltd., Preference Shares	65	39,583
LG Uplus Corp.	29,064	283,033
Lotte Chemical Corp.	2,783	571,463
Lotte Shopping Co. Ltd.	2,620	192,569
Mirae Asset Daewoo Co. Ltd.	35,703	263,360
Mirae Asset Daewoo Co. Ltd., Second Pfd.	12,566	50,000
NAVER Corp.	1,932	493,769
POSCO	7,792	1,428,339
Samsung C&T Corp.	5,407	526,548
Samsung Electro-Mechanics Co. Ltd.	2,737	322,014
Samsung Electronics Co. Ltd.	306,158	15,271,475
Samsung Electronics Co. Ltd., Preference Shares	52,209	2,305,165
Samsung Fire & Marine Insurance Co. Ltd.	2,833	446,908
Samsung Fire & Marine Insurance Co. Ltd., Preference Shares	254	31,786
Samsung Heavy Industries Co. Ltd.(b)	51,992	231,391
Samsung Life Insurance Co. Ltd.	5,765	321,096
Samsung SDI Co. Ltd.	1,564	609,225

	Shares	Value
South Korea-(continued)
Samsung SDS Co. Ltd.	1,302	$193,344
Shinhan Financial Group Co. Ltd.	38,916	1,040,892
SK Holdings Co. Ltd.	5,170	831,519
SK Hynix, Inc.	29,946	2,108,650
SK Innovation Co. Ltd.	9,384	1,037,888
SK Telecom Co. Ltd.	2,990	563,902
S-Oil Corp.	5,607	268,318
Woori Financial Group, Inc.	56,585	443,325

		48,618,595

Spain-2.84%
Acciona S.A.	1,808	182,594
Acerinox S.A.(b)	22,014	174,475
ACS Actividades de Construccion y Servicios S.A.	41,789	993,029
Aena SME S.A.(b)(d)	3,115	419,455
Amadeus IT Group S.A.	10,101	482,294
Banco Bilbao Vizcaya Argentaria S.A.	955,972	2,741,593
Banco de Sabadell S.A.	1,093,466	333,716
Banco Santander S.A.(b)	2,626,160	5,233,476
Bankia S.A.	232,409	284,799
Bankinter S.A.	56,886	213,170
CaixaBank S.A.	347,897	632,997
Enagas S.A.	16,464	355,370
Endesa S.A.	37,499	1,005,093
Ferrovial S.A.	19,678	425,774
Grifols S.A.(a)	8,362	225,882
Iberdrola S.A.	357,803	4,219,965
Industria de Diseno Textil S.A.(b)	36,080	890,568
Mapfre S.A.	151,339	228,116
Merlin Properties SOCIMI S.A.	16,322	109,798
Naturgy Energy Group S.A.	31,188	579,453
Red Electrica Corp. S.A.	25,440	448,211
Repsol S.A.	286,255	1,780,591
Telefonica S.A.	855,045	2,794,772

		24,755,191

Sweden-2.38%
Alfa Laval AB(b)	13,249	268,667
Assa Abloy AB, Class B	26,939	578,054
Atlas Copco AB, Class A	19,840	875,745
Atlas Copco AB, Class B	11,920	457,053
BillerudKorsnas AB	14,868	233,013
Boliden AB	23,213	634,233
Castellum AB	10,386	216,328
Electrolux AB, Series B(a)	24,866	561,229
Electrolux Professional AB, Class B(b)	19,512	73,719
Epiroc AB, Class A	13,089	195,574
Epiroc AB, Class B	8,072	115,714
Essity AB, Class B(a)	27,079	784,581
Hennes & Mauritz AB, Class B	66,728	1,084,002
Hexagon AB, Class B	6,478	473,342
Husqvarna AB, Class B	30,170	311,829
ICA Gruppen AB(a)	6,332	299,700
NCC AB, Class A(b)	385	6,185
NCC AB, Class B(b)	9,876	157,552
Sandvik AB(b)	51,652	919,751
Securitas AB, Class B(b)	27,979	395,899
Skandinaviska Enskilda Banken AB, Class A(b)	130,092	1,115,139
Skandinaviska Enskilda Banken AB, Class C(b)	1,780	16,358

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2020

	Shares	Value
Sweden-(continued)
Skanska AB, Class B	30,129	$566,284
SKF AB, Class B	32,037	655,774
SSAB AB, Class A(b)	34,487	100,271
SSAB AB, Class B(a)(b)	85,747	231,776
Svenska Cellulosa AB S.C.A., Class A(b)	806	11,174
Svenska Cellulosa AB S.C.A., Class B(b)	24,092	326,824
Svenska Handelsbanken AB, Class A(b)	127,207	1,030,672
Svenska Handelsbanken AB, Class B(b)	3,128	30,187
Swedbank AB, Class A(b)	116,101	1,819,550
Swedish Match AB	5,557	418,656
Tele2 AB, Class B	29,166	345,851
Telefonaktiebolaget LM Ericsson, Class A	2,176	26,011
Telefonaktiebolaget LM Ericsson, Class B	169,845	1,894,386
Telia Co. AB(a)	277,729	1,064,594
Trelleborg AB, Class B(b)	17,917	297,706
Volvo AB, Class B(b)	110,031	2,140,383

		20,733,766

Switzerland-6.32%
ABB Ltd	100,067	2,429,208
Adecco Group AG	18,885	927,200
Alcon, Inc.(b)	19,672	1,118,227
Baloise Holding AG	3,763	514,433
Barry Callebaut AG	120	247,842
Chocoladefabriken Lindt & Spruengli AG	3	259,560
Chocoladefabriken Lindt & Spruengli AG, PC	29	230,026
Cie Financiere Richemont S.A.	23,945	1,502,196
Clariant AG	11,057	189,642
Coca-Cola HBC AG(b)	7,853	178,202
Credit Suisse Group AG(b)	229,058	2,155,252
Dufry AG(a)(b)	3,422	129,555
Geberit AG	789	449,357
Georg Fischer AG	252	254,323
Givaudan S.A.	252	1,027,191
Helvetia Holding AG	1,804	141,320
Julius Baer Group Ltd.	11,707	522,922
Kuehne + Nagel International AG	3,005	600,312
LafargeHolcim Ltd.(b)	44,031	1,890,371
Lonza Group AG	1,265	766,274
Nestle S.A.	99,652	11,209,559
Novartis AG	67,274	5,247,306
Partners Group Holding AG	251	226,367
PSP Swiss Property AG	1,266	153,182
Roche Holding AG	22,149	7,122,817
Roche Holding AG, BR	777	250,254
Schindler Holding AG	675	173,362
Schindler Holding AG, PC	1,274	325,954
SGS S.A.	251	627,397
Sika AG	2,464	606,759
Sonova Holding AG(b)	1,002	237,778
STMicroelectronics N.V.	17,262	525,815
Sunrise Communications Group AG(d)	2,279	274,261
Swatch Group AG (The)	3,393	138,600
Swatch Group AG (The), BR	2,266	479,505
Swiss Life Holding AG	2,781	935,142
Swiss Prime Site AG	3,292	276,922
Swiss Re AG	27,522	1,974,029
Swisscom AG	1,585	806,378
UBS Group AG	345,561	4,013,416

	Shares	Value
Switzerland-(continued)
Vifor Pharma AG	1,108	$124,696
Zurich Insurance Group AG	11,397	3,780,141

		55,043,053

United Kingdom-13.33%
3i Group PLC	46,615	579,226
Admiral Group PLC	10,358	368,305
Aggreko PLC	19,565	111,663
Ashtead Group PLC	17,087	618,618
Associated British Foods PLC	18,278	401,178
AstraZeneca PLC	42,592	4,276,850
Aviva PLC	405,553	1,350,279
Babcock International Group PLC	37,232	104,562
BAE Systems PLC	201,030	1,031,929
Barclays PLC(b)	1,873,486	2,581,329
Barratt Developments PLC(b)	65,236	406,990
Beazley PLC	27,013	102,688
Bellway PLC	6,806	205,484
Berkeley Group Holdings PLC	6,701	351,515
BP PLC	2,662,639	6,768,531
British American Tobacco PLC	176,892	5,599,100
British Land Co. PLC (The)	80,488	362,792
BT Group PLC	1,043,319	1,367,898
Bunzl PLC	20,014	621,075
Burberry Group PLC	16,795	294,468
Capita PLC(b)	153,771	49,090
Centrica PLC(b)	1,043,058	501,437
Close Brothers Group PLC	10,770	149,979
CNH Industrial N.V.(b)	118,351	918,155
Compass Group PLC	77,374	1,055,471
Croda International PLC	3,886	303,184
DCC PLC	7,340	476,809
Derwent London PLC	3,800	130,598
Diageo PLC	72,113	2,330,121
Direct Line Insurance Group PLC	180,895	616,319
Dixons Carphone PLC	110,382	137,086
DS Smith PLC(b)	102,122	373,816
easyJet PLC	19,118	125,032
Experian PLC	17,551	639,274
Fiat Chrysler Automobiles N.V.(b)	340,516	4,181,483
G4S PLC(b)	148,214	391,139
GlaxoSmithKline PLC	292,114	4,879,174
GVC Holdings PLC(b)	19,392	242,264
Hammerson PLC(b)	10,178	2,146
Hays PLC(b)	100,483	138,759
Hiscox Ltd.(b)	16,075	171,351
HSBC Holdings PLC	1,556,409	6,531,366
IG Group Holdings PLC	23,286	229,128
IMI PLC	16,967	226,842
Imperial Brands PLC	126,837	2,007,363
Inchcape PLC(b)	35,680	228,734
Informa PLC(b)	47,314	255,720
InterContinental Hotels Group PLC(b)	7,898	399,907
Intermediate Capital Group PLC	10,382	157,194
International Consolidated Airlines Group S.A.	62,589	78,047
Intertek Group PLC	3,744	269,740
ITV PLC(b)	376,398	351,093
J Sainsbury PLC	286,011	745,542
John Wood Group PLC(b)	74,881	205,358

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2020

	Shares	Value
United Kingdom-(continued)
Johnson Matthey PLC	21,445	$595,883
Kingfisher PLC(b)	285,030	1,058,090
Land Securities Group PLC	55,058	362,571
Legal & General Group PLC	582,455	1,391,756
Lloyds Banking Group PLC(b)	7,755,870	2,810,443
London Stock Exchange Group PLC	3,670	392,817
M&G PLC	352,403	668,221
Man Group PLC	106,134	147,592
Marks & Spencer Group PLC	352,601	406,401
Meggitt PLC(b)	43,674	154,334
Micro Focus International PLC(b)	44,902	125,348
Mondi PLC	39,751	751,954
National Grid PLC	305,755	3,633,187
Natwest Group PLC(b)	367,121	589,562
Next PLC	6,690	505,170
Ninety One PLC(b)	35,690	95,063
Pearson PLC(a)	79,787	526,140
Pennon Group PLC	20,895	268,173
Persimmon PLC	18,241	550,960
Phoenix Group Holdings PLC	38,598	330,585
Prudential PLC	187,048	2,280,191
Quilter PLC(d)	120,273	190,037
Reckitt Benckiser Group PLC	25,991	2,285,233
RELX PLC	48,528	958,456
Rentokil Initial PLC(b)	36,292	246,828
Rolls-Royce Holdings PLC(a)	68,444	63,117
Rolls-Royce Holdings PLC, Rts., expiring 11/06/2020(b)	228,146	115,047
Royal Dutch Shell PLC, Class A	602,462	7,520,307
Royal Dutch Shell PLC, Class B	538,445	6,467,787
Royal Mail PLC(a)	164,205	481,960
RSA Insurance Group PLC	79,190	433,735
Sage Group PLC (The)	32,254	265,073
Schroders PLC	5,756	194,547
Segro PLC	31,191	363,776
Severn Trent PLC	12,914	405,757
Signature Aviation PLC	57,766	176,571
Smith & Nephew PLC	24,162	417,542
Smiths Group PLC	20,448	351,510
Spectris PLC	4,814	154,119
SSE PLC	101,670	1,649,815
St James’s Place PLC	27,802	323,244
Standard Chartered PLC(b)	258,060	1,173,857
Standard Life Aberdeen PLC(a)	225,702	655,165
Subsea 7 S.A.(b)	34,081	224,192
Tate & Lyle PLC	31,539	242,722
Taylor Wimpey PLC(b)	229,040	313,325
TechnipFMC PLC	44,593	244,189

Investment Abbreviations:

BR-Bearer Shares

CDI-CREST Depository Interest

CVA-Dutch Certificates

FDR-Fiduciary Depositary Receipt

PC-Participation Certificate

Pfd.-Preferred

REIT-Real Estate Investment Trust

RSP-Registered Savings Plan Shares

Rts.-Rights

	Shares	Value
United Kingdom-(continued)
Tesco PLC	817,147	$2,171,254
Travis Perkins PLC(b)	21,094	289,519
Unilever N.V.	59,000	3,336,653
Unilever PLC	44,257	2,520,159
United Utilities Group PLC	43,343	483,871
Vodafone Group PLC	2,997,323	3,991,806
Weir Group PLC (The)(b)	16,918	313,578
Whitbread PLC(a)(b)	13,074	362,944
William Hill PLC	80,477	285,532
WM Morrison Supermarkets PLC(a)	313,718	660,783
WPP PLC	145,127	1,157,045

		116,138,697

United States-0.45%
Amcor PLC, CDI	70,490	733,119
Bausch Health Cos., Inc.(b)	31,499	518,546
Carnival PLC	11,892	130,484
Ferguson PLC	12,411	1,239,182
James Hardie Industries PLC, CDI	12,151	295,073
QIAGEN N.V.(b)	5,320	252,652
Samsonite International S.A.(b)(d)	100,914	101,501
Tenaris S.A.	40,369	191,481
Waste Connections, Inc.	4,400	435,792

		3,897,830

Zambia-0.08%
First Quantum Minerals Ltd.	60,224	691,514

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.53% (Cost $1,043,618,655)		867,353,383

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.47%
Invesco Private Government Fund, 0.04%(e)(f)(g)	8,596,104	8,596,104
Invesco Private Prime Fund, 0.11%(e)(f)(g)	12,890,288	12,894,155

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $21,490,260)		21,490,259

TOTAL INVESTMENTS IN SECURITIES-102.00% (Cost $1,065,108,915)		888,843,642
OTHER ASSETS LESS LIABILITIES-(2.00)%		(17,440,906)

NET ASSETS-100.00%		$871,402,736

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2020

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2020.
(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $6,113,691, which represented less than 1% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,662,140	$(2,662,140)	$-	$-	$-	$6
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	30,725,127	(30,725,127)	-	-	-	6,434
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	18,667,145	157,012,950	(175,680,095)	-	-	-	122,800	*
Invesco Liquid Assets Portfolio, Institutional Class	6,222,382	37,725,638	(43,951,427)	(284)	3,691	-	46,410	*
Invesco Private Government Fund	-	210,804,943	(202,208,839)	-	-	8,596,104	4,584	*
Invesco Private Prime Fund	-	52,071,442	(39,179,831)	(1)	2,545	12,894,155	4,036	*

Total	$24,889,527	$491,002,240	$(494,407,459)	$(285)	$6,236	$21,490,259	$184,270

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.71%
Australia-5.83%
Abacus Property Group	57,727	$112,292
Adbri Ltd.	159,330	316,647
ALS Ltd.	44,523	292,340
Alumina Ltd.	135,997	137,048
Ansell Ltd.	20,318	573,444
Atlas Arteria Ltd.	27,882	110,432
AusNet Services	425,454	597,550
Austal Ltd.	40,677	77,412
Australian Pharmaceutical Industries Ltd.	94,410	72,598
Bapcor Ltd.	32,585	175,282
Beach Energy Ltd.	135,057	111,916
Bega Cheese Ltd.(a)	53,894	189,235
Blackmores Ltd.(b)	2,252	111,114
Breville Group Ltd.	8,778	160,705
Brickworks Ltd.	8,523	103,605
BWP Trust	56,667	159,576
carsales.com Ltd.	15,420	224,912
Charter Hall Group	23,036	199,625
Charter Hall Long Wale REIT	20,219	67,728
Charter Hall Retail REIT	58,433	141,159
Cleanaway Waste Management Ltd.	143,463	206,531
Cochlear Ltd.	2,598	387,111
Collins Foods Ltd.	13,680	92,802
Costa Group Holdings Ltd.	57,450	143,626
Cromwell Property Group(a)	347,965	213,814
CSR Ltd.	143,082	443,114
Deterra Royalties Ltd.(a)(b)	45,106	124,486
Domino’s Pizza Enterprises Ltd.	3,396	202,068
Eagers Automotive Ltd.	31,629	241,217
Eclipx Group Ltd.(b)	134,691	140,461
Elders Ltd.	20,775	163,545
Estia Health Ltd.	59,787	55,841
Evolution Mining Ltd.	81,022	315,213
FlexiGroup Ltd.(a)	74,860	49,416
Flight Centre Travel Group Ltd.(b)	13,773	108,908
G8 Education Ltd.	222,805	176,023
Genworth Mortgage Insurance Australia Ltd.	57,026	68,279
GrainCorp Ltd., Class A(b)	67,925	168,859
Growthpoint Properties Australia Ltd.	33,671	80,395
GUD Holdings Ltd.	14,910	132,243
GWA Group Ltd.	42,377	78,564
Harvey Norman Holdings Ltd.	131,022	408,525
Healius Ltd.	110,903	262,461
IGO Ltd.	43,875	136,802
Iluka Resources Ltd.	45,106	163,130
Inghams Group Ltd.	64,395	129,333
InvoCare Ltd.	14,735	104,408
IOOF Holdings Ltd.	109,984	225,530
IRESS Ltd.	20,610	132,721
Link Administration Holdings Ltd.	65,783	220,356
Magellan Financial Group Ltd.	3,809	147,385
Mayne Pharma Group Ltd.(b)	537,008	113,134
McMillan Shakespeare Ltd.	15,366	100,786
Mineral Resources Ltd.	22,480	394,033
Monadelphous Group Ltd.	22,417	143,885
National Storage REIT	65,046	82,450
New Hope Corp. Ltd.(a)	80,076	60,170

	Shares	Value
Australia-(continued)
NEXTDC Ltd.(b)	16,704	$149,445
nib holdings Ltd.	81,106	236,940
Nine Entertainment Co. Holdings Ltd.	185,435	270,861
Northern Star Resources Ltd.	22,923	239,051
NRW Holdings Ltd.	121,310	185,714
Nufarm Ltd.(b)	78,907	190,619
OceanaGold Corp.(b)	152,284	198,728
oOh!media Ltd.	57,204	52,625
OZ Minerals Ltd.	66,383	692,736
Pact Group Holdings Ltd.	59,592	98,344
Pendal Group Ltd.	45,362	206,105
Perenti Global Ltd.	130,014	95,411
Perpetual Ltd.	9,204	175,808
Perseus Mining Ltd.(b)	110,236	94,057
Platinum Asset Management Ltd.	42,401	90,817
Premier Investments Ltd.	10,516	157,667
Qube Holdings Ltd.	144,645	269,179
REA Group Ltd.(a)	1,686	140,031
Regis Resources Ltd.	51,617	150,429
Resolute Mining Ltd.(a)(b)	108,153	60,760
Sandfire Resources Ltd.	46,660	144,830
Saracen Mineral Holdings Ltd.(b)	28,945	114,642
SEEK Ltd.	29,825	450,519
Seven Group Holdings Ltd.(a)	14,752	201,183
Shopping Centres Australasia Property Group	105,645	172,119
Southern Cross Media Group Ltd.(b)	241,387	29,665
St Barbara Ltd.	63,244	117,695
Steadfast Group Ltd.	60,721	151,803
Super Retail Group Ltd.	41,336	324,826
Sydney Airport	81,127	310,494
Tassal Group Ltd.	41,271	102,598
TPG Telecom Ltd.(b)	42,198	212,769
Tuas Ltd.(b)	21,087	11,254
United Malt Grp Ltd.(b)	67,925	192,232
Virgin Australia International Holdings Pty. Ltd.(b)(c)	112,977	0
Viva Energy Group Ltd.(d)	205,612	243,299
Vocus Group Ltd.(b)	89,559	216,980
Washington H Soul Pattinson & Co. Ltd.(a)	12,439	221,352
Waypoint REIT	53,631	100,935
Whitehaven Coal Ltd.	291,458	217,980
Worley Ltd.	46,836	309,500

		17,954,247

Austria-0.54%
ams AG(b)	11,647	249,701
CA Immobilien Anlagen AG	6,974	191,312
DO & CO AG(b)	933	33,854
IMMOFINANZ AG(a)(b)	13,010	174,279
Lenzing AG(a)(b)	3,186	222,673
Oesterreichische Post AG(a)	5,893	187,056
S IMMO AG	4,702	69,450
S&T AG(a)(b)	3,283	59,543
Schoeller-Bleckmann Oilfield Equipment AG	1,994	48,196
UNIQA Insurance Group AG	11,363	63,931

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2020

	Shares	Value
Austria-(continued)
Verbund AG	4,890	$281,274
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,636	94,072

		1,675,341

Belgium-1.28%
Ackermans & van Haaren N.V.(b)	2,742	337,288
Aedifica S.A.	1,051	105,776
AGFA-Gevaert N.V.(b)	39,222	148,942
Barco N.V.	5,046	79,086
Befimmo S.A.	3,074	119,597
Bekaert S.A.	10,594	225,336
bpost S.A.(b)	31,831	281,981
Cie d’Entreprises CFE(b)	1,161	71,812
Cofinimmo S.A.	2,569	348,925
D’ieteren S.A./N.V.	5,889	295,314
Elia Group S.A./N.V.	3,331	322,438
Euronav N.V.	35,138	256,430
Fagron	3,988	88,495
Galapagos N.V.(b)	512	60,475
Gimv N.V.	1,588	82,870
Melexis N.V.	1,786	135,852
Ontex Group N.V.(b)	23,204	256,101
Orange Belgium S.A.	5,225	87,035
Retail Estates N.V.	955	56,400
Telenet Group Holding N.V.	8,950	344,038
Warehouses De Pauw C.V.A.	6,731	225,182

		3,929,373

Cambodia-0.04%
NagaCorp Ltd.	133,821	138,051

Canada-5.51%
Aecon Group, Inc.	20,453	218,129
Alamos Gold, Inc., Class A	36,538	333,496
Allied Properties REIT	10,634	257,685
Aphria, Inc.(b)	27,801	124,894
Artis REIT	29,411	183,964
ATS Automation Tooling Systems, Inc.(b)	9,646	119,368
Aurora Cannabis, Inc.(b)	4,561	18,403
B2Gold Corp.	55,313	355,520
Baytex Energy Corp.(b)	412,806	122,292
BlackBerry Ltd.(b)	70,608	316,673
Boardwalk REIT(a)	7,760	155,858
Boyd Group Services, Inc.	863	123,694
BRP, Inc.	2,864	154,568
Canadian Western Bank	16,789	308,494
Canfor Corp.(b)	32,981	399,725
Canopy Growth Corp.(a)(b)	14,080	264,314
Cascades, Inc.	13,200	140,380
Centerra Gold, Inc.	34,271	299,182
Chartwell Retirement Residences(a)	28,498	204,328
Choice Properties REIT(a)	23,702	213,849
Cineplex, Inc.	12,498	47,711
Cogeco Communications, Inc.	1,626	113,168
Colliers International Group, Inc.	2,365	167,369
Cominar REIT, Class U(a)	43,058	229,281
Corus Entertainment, Inc., Class B	93,245	246,164
Descartes Systems Group, Inc. (The)(b)	2,376	127,305
Dollarama, Inc.	13,952	480,082
Dream Office REIT	12,396	162,788

	Shares	Value
Canada-(continued)
ECN Capital Corp.	29,333	$116,157
Element Fleet Management Corp.	38,432	361,737
Enerflex Ltd.	34,932	125,492
Enerplus Corp.(a)	90,856	164,902
First Capital REIT(a)	26,444	234,423
FirstService Corp.	1,300	174,182
Genworth MI Canada, Inc.	6,316	209,373
Granite REIT	5,135	287,685
Great Canadian Gaming Corp.(b)	4,987	85,090
Home Capital Group, Inc.(b)	11,970	218,420
IAMGOLD Corp.(b)	134,615	492,685
Innergex Renewable Energy, Inc.	11,230	202,306
Ivanhoe Mines Ltd., Class A(b)	41,334	162,441
Kelt Exploration Ltd.(b)	37,332	45,638
Kirkland Lake Gold Ltd.	5,807	264,360
Laurentian Bank of Canada	12,436	244,458
Maple Leaf Foods, Inc.	13,826	251,561
Martinrea International, Inc.	26,687	200,750
Mullen Group Ltd.	28,198	189,488
NFI Group, Inc.	12,848	145,405
Norbord, Inc.	12,442	408,435
North West Co., Inc. (The)	11,159	274,926
Northland Power, Inc.	12,785	413,174
Northview Apartment REIT	5,988	162,213
Osisko Gold Royalties Ltd.	11,749	131,293
Pan American Silver Corp.	9,371	297,572
Paramount Resources Ltd., Class A(a)(b)	34,297	57,618
Pason Systems, Inc.	14,248	55,032
PrairieSky Royalty Ltd.	29,433	180,348
Premium Brands Holdings Corp.	2,794	199,154
Pretium Resources, Inc.(b)	15,680	191,098
Quebecor, Inc., Class B	12,334	285,929
Ritchie Bros. Auctioneers, Inc.	7,024	425,438
Russel Metals, Inc.	20,014	266,133
Secure Energy Services, Inc.	59,389	66,366
ShawCor Ltd.	17,986	29,272
Shopify, Inc., Class A(b)	444	408,995
SSR Mining, Inc.(b)	19,235	355,747
Stantec, Inc.	13,023	373,690
Stella-Jones, Inc.	7,611	247,507
Superior Plus Corp.(a)	41,379	367,751
TMX Group Ltd.	5,410	525,277
TORC Oil & Gas Ltd.	49,206	50,928
Torex Gold Resources, Inc.(b)	8,061	108,580
Toromont Industries Ltd.	6,579	409,291
TransAlta Renewables, Inc.(a)	9,030	113,099
Transcontinental, Inc., Class A	21,509	254,556
Westshore Terminals Investment Corp.	12,179	122,306
Winpak Ltd.	4,150	128,109

		16,975,074

China-1.57%
Asia Cement China Holdings Corp.	85,654	78,311
Budweiser Brewing Co. APAC Ltd.(d)	71,472	210,134
CapitaLand Retail China Trust	122,638	105,080
China Harmony Auto Holding Ltd.	241,700	94,749
China Travel International Investment Hong
Kong Ltd.(b)	738,083	94,225
Chow Tai Fook Jewellery Group Ltd.(a)	272,585	347,988
CITIC Telecom International Holdings Ltd.	295,426	93,715

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2020

	Shares	Value
China-(continued)
FIH Mobile Ltd.(b)	1,305,355	$143,078
Gemdale Properties & Investment Corp. Ltd.	810,038	125,347
Minth Group Ltd.	110,222	455,536
MMG Ltd.(b)	1,238,534	292,271
Nexteer Automotive Group Ltd.	256,099	213,007
Noble Group Ltd.(b)(c)	760,360	0
Road King Infrastructure Ltd.	44,797	53,145
Shangri-La Asia Ltd.(b)	288,377	226,467
Shui On Land Ltd.	414,104	54,467
SITC International Holdings Co. Ltd.	122,322	188,652
Sun Art Retail Group Ltd.	317,348	342,931
Tingyi Cayman Islands Holding Corp.	264,191	482,401
Uni-President China Holdings Ltd.	141,404	122,170
Xinyi Glass Holdings Ltd.	324,963	711,538
Xinyi Solar Holdings Ltd.	217,245	394,999

		4,830,211

Colombia-0.06%
Parex Resources, Inc.(b)	19,277	187,515

Denmark-1.58%
Alm Brand A/S(b)	12,111	138,515
Chr. Hansen Holding A/S	5,401	544,034
D/S Norden A/S	10,108	143,125
Demant A/S(a)(b)	6,039	190,200
Dfds A/S(b)	6,395	238,332
Drilling Co. of 1972 A/S (The)(a)(b)	6,206	117,101
FLSmidth & Co. A/S(b)	14,095	359,572
Genmab A/S(b)	843	280,804
GN Store Nord A/S	4,963	356,960
H Lundbeck A/S	5,700	160,527
NKT A/S(b)	7,524	204,479
Ringkjoebing Landbobank A/S	2,650	201,711
Rockwool International A/S, Class B	813	317,749
Royal Unibrew A/S	3,202	312,713
Scandinavian Tobacco Group A/S(d)	14,753	208,549
Schouw & Co. A/S	1,167	101,519
SimCorp A/S	1,346	160,472
Sydbank A/S(b)	12,391	211,317
Topdanmark A/S	5,347	209,147
Tryg A/S	15,063	417,850

		4,874,676

Egypt-0.10%
Centamin PLC	185,885	297,913

Faroe Islands-0.05%
Bakkafrost P/F(b)	2,752	156,618

Finland-0.85%
Cargotec OYJ, Class B(a)	14,984	514,547
Citycon OYJ(a)	10,457	80,515
Finnair OYJ(a)(b)	77,957	33,236
Kemira OYJ	24,975	308,667
Kojamo OYJ	7,066	145,686
Metsa Board OYJ	42,855	359,671
Sanoma OYJ	9,683	142,570
TietoEVRY OYJ	12,898	321,519
Uponor OYJ	7,803	145,611
Valmet OYJ	19,749	471,134
YIT OYJ	20,366	107,514

		2,630,670

	Shares	Value
France-2.73%
Adevinta ASA, Class B(b)	7,486	$115,514
Akka Technologies(a)(b)	1,696	31,017
Albioma S.A.	3,439	160,036
ALD S.A.(d)	8,354	90,013
Alten S.A.(b)	2,610	208,714
Beneteau S.A.	9,008	82,894
BioMerieux	1,936	288,208
Carmila S.A.	4,223	32,663
CGG S.A.(b)	152,993	85,471
Cie Plastic Omnium S.A.	17,486	398,205
Coface S.A.(b)	15,118	117,988
Dassault Aviation S.A.(b)	292	243,537
Derichebourg S.A.	28,532	83,687
Eramet S.A.(a)(b)	5,406	143,450
Europcar Mobility Group(a)(b)(d)	93,562	60,978
Fnac Darty S.A.(b)	7,004	300,889
Gaztransport Et Technigaz S.A.	1,442	138,156
Iliad S.A.	3,256	629,597
Ipsen S.A.	3,628	330,268
Ipsos	5,668	139,310
JCDecaux S.A.(b)	12,420	191,694
Korian S.A.(b)	9,579	269,803
Maisons du Monde S.A.(b)(d)	14,741	197,295
Mercialys S.A.(a)	20,601	98,628
Mersen S.A.(b)	3,732	96,726
Metropole Television S.A.(b)	10,389	114,118
Nexans S.A.(b)	10,269	498,091
Nexity S.A.	8,763	246,003
Quadient	5,470	71,300
Rallye S.A.(b)	11,430	43,471
Remy Cointreau S.A.	2,227	376,147
Sartorius Stedim Biotech	457	173,329
SMCP S.A.(b)(d)	11,599	45,505
Societe BIC S.A.(a)	7,720	369,597
Sopra Steria Group(b)	2,333	277,195
Tarkett S.A.(b)	9,433	114,275
Television Francaise 1(b)	41,483	243,540
Trigano S.A.	1,383	183,814
Ubisoft Entertainment S.A.(b)	5,994	528,825
Vallourec S.A.(a)(b)	4,102	57,138
Vicat S.A.	2,229	68,546
Virbac S.A.(b)	350	81,458
Worldline S.A.(b)(d)	5,120	379,551

		8,406,644

Georgia-0.02%
Bank of Georgia Group PLC(b)	5,284	61,285

Germany-4.37%
1&1 Drillisch AG	10,981	231,393
ADLER Group S.A.(a)(b)(d)	6,429	161,609
alstria office REIT-AG	17,694	225,277
Bechtle AG	2,015	345,738
Bilfinger SE	10,061	183,763
CANCOM SE	2,855	112,739
Carl Zeiss Meditec AG, BR	1,258	162,511
CECONOMY AG(b)	74,262	328,542
CTS Eventim AG& Co. KGaA(b)	3,248	143,922
Delivery Hero SE(b)(d)	1,659	190,891
Deutsche EuroShop AG(a)(b)	12,157	153,506
Deutz AG(b)	48,080	246,874

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2020

	Shares	Value
Germany-(continued)
DIC Asset AG	6,679	$76,867
Draegerwerk AG& Co. KGaA, Preference Shares(a)	2,650	212,993
Duerr AG	15,097	433,664
DWS Group GmbH & Co. KGaA(b)(d)	6,894	234,128
ElringKlinger AG(a)(b)	11,340	114,658
Encavis AG	8,537	167,860
Evotec SE(a)(b)	3,355	88,635
Fielmann AG(b)	2,331	176,764
Fraport AG Frankfurt Airport Services Worldwide(a)(b)	7,008	253,224
Gerresheimer AG	4,698	472,274
Grand City Properties S.A.	14,516	329,556
GRENKE AG	1,507	58,842
Hamburger Hafen und Logistik AG	4,774	79,967
Heidelberger Druckmaschinen AG(a)(b)	97,021	54,247
Hornbach Holding AG& Co. KGaA	1,802	173,592
Jenoptik AG	6,113	150,817
Jungheinrich AG, Preference Shares	14,849	539,662
Just Eat Takeaway.com N.V.(b)(d)	1,924	213,149
Kloeckner & Co. SE(b)	51,984	292,474
Koenig & Bauer AG(b)	5,719	118,113
Krones AG	4,201	239,881
KWS Saat SE & Co. KGaA	1,335	98,281
Leoni AG(a)(b)	26,784	163,328
Nordex SE(b)	21,921	314,076
Norma Group SE	7,472	231,868
PATRIZIA AG	3,503	79,732
Pfeiffer Vacuum Technology AG	710	129,515
Puma SE(b)	4,222	369,046
Rational AG	186	139,422
Sartorius AG, Preference Shares	660	279,382
Schaeffler AG, Preference Shares	34,146	207,824
Scout24 AG(d)	4,312	347,329
SGL Carbon SE(b)	19,180	60,993
Siltronic AG	3,000	283,967
Sirius Real Estate Ltd.	103,526	98,386
Sixt SE(b)	2,236	169,299
Sixt SE, Preference Shares	2,857	135,781
Software AG	6,821	244,402
Stabilus S.A.	2,730	154,614
Stroeer SE & Co. KGaA(b)	1,934	139,787
Suedzucker AG(a)	23,575	339,422
TAG Immobilien AG(b)	15,129	445,862
TLG Immobilien AG	3,543	63,392
Traton SE	15,069	292,540
Vossloh AG(b)	1,803	65,842
Wacker Chemie AG	5,179	499,633
Wacker Neuson SE(b)	9,899	181,957
Washtec AG(b)	1,378	60,996
Zalando SE(b)(d)	7,932	740,830
zooplus AG(b)	947	152,230

		13,457,868

Ghana-0.07%
Tullow Oil PLC(a)(b)	783,222	203,453

Hong Kong-1.68%
ASM Pacific Technology Ltd.	35,472	356,785
Bank of East Asia Ltd. (The)	82,989	149,394
Brightoil Petroleum Holdings Ltd.(b)(c)	160,687	0

	Shares	Value
Hong Kong-(continued)
Cafe de Coral Holdings Ltd.	68,502	$141,335
Cathay Pacific Airways Ltd.(b)	255,871	173,554
Champion REIT	378,048	182,812
Chow Sang Sang Holdings International Ltd.	71,272	77,845
CK Infrastructure Holdings Ltd.	55,848	262,862
Dah Sing Financial Holdings Ltd.	24,261	60,317
Dairy Farm International Holdings Ltd.	55,170	207,991
Fortune REIT	181,423	151,130
Guotai Junan International Holdings Ltd.	690,233	88,117
Haitong International Securities Group Ltd.	839,859	190,610
Hang Lung Group Ltd.	85,376	188,921
HKBN Ltd.	55,841	96,202
Johnson Electric Holdings Ltd., H Shares	54,290	112,152
Kerry Properties Ltd.	134,041	327,720
Luk Fook Holdings International Ltd.	35,065	85,641
Man Wah Holdings Ltd.	230,495	318,627
Mapletree North Asia Commercial Trust(d)	374,882	238,848
Melco International Development Ltd.	152,790	247,464
NWS Holdings Ltd.	230,437	201,766
Pacific Basin Shipping Ltd.	609,173	88,766
PCCW Ltd.	449,073	269,854
Sa Sa International Holdings Ltd.(b)	432,926	61,967
Shun Tak Holdings Ltd.	616,319	180,409
Truly International Holdings Ltd.(b)	734,692	83,371
Value Partners Group Ltd.	203,709	88,788
Vitasoy International Holdings Ltd.	41,992	169,487
VTech Holdings Ltd.	30,689	203,608
Yue Yuen Industrial Holdings Ltd.	106,995	174,120

		5,180,463

India-0.05%
Rhi Magnesita N.V.	4,894	161,995

Indonesia-0.16%
First Pacific Co. Ltd.	325,935	100,872
First Resources Ltd.	71,776	63,602
Golden Agri-Resources Ltd.	3,076,316	317,657

		482,131

Ireland-0.33%
C&C Group PLC	47,400	99,164
Cairn Homes PLC(b)	78,931	72,083
Dalata Hotel Group PLC	25,449	71,739
Glanbia PLC	31,665	300,981
Greencore Group PLC	107,125	125,285
Hibernia REIT PLC	99,532	120,114
UDG Healthcare PLC	25,650	240,615

		1,029,981

Israel-1.62%
Airport City Ltd.(b)	7,222	78,864
Alony Hetz Properties & Investments Ltd.	9,008	91,228
Amot Investments Ltd.	10,694	49,285
Azrieli Group Ltd.	3,075	145,238
Bezeq The Israeli Telecommunication Corp. Ltd.(b)	468,225	534,667
Cellcom Israel Ltd.(b)	27,306	106,047
Clal Insurance Enterprises Holdings Ltd.(b)	15,724	159,936
Delek Group Ltd.(b)	2,649	48,383
Elbit Systems Ltd.	2,250	255,012
First International Bank of Israel Ltd.	9,133	203,244
Gazit-Globe Ltd.(a)	14,940	62,188

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2020

	Shares	Value
Israel-(continued)
Harel Insurance Investments & Financial Services Ltd.(b)	39,353	$288,222
Israel Corp. Ltd. (The)(b)	867	97,221
Melisron Ltd.	1,682	61,126
Mivne Real Estate KD Ltd.	31,667	61,017
Mizrahi Tefahot Bank Ltd.	16,982	332,103
Nice Ltd.(b)	2,172	497,572
Oil Refineries Ltd.(b)	471,233	83,828
Partner Communications Co. Ltd.(b)	22,030	86,268
Paz Oil Co. Ltd.	1,730	159,461
Phoenix Holdings Ltd. (The)(b)	27,836	146,836
Plus500 Ltd.	30,541	582,668
Reit 1 Ltd.	16,270	62,088
Shikun & Binui Ltd.(b)	25,114	117,733
Shufersal Ltd.	25,222	190,946
Strauss Group Ltd.	2,872	83,177
Tower Semiconductor Ltd.(b)	18,989	396,882

		4,981,240

Italy-2.50%
ACEA S.p.A.	8,397	166,672
Amplifon S.p.A.(b)	4,507	163,852
Anima Holding S.p.A.(d)	58,260	217,844
ASTM S.p.A.(b)	11,514	214,057
Autogrill S.p.A.(b)	36,328	136,090
Azimut Holding S.p.A.	19,857	335,275
Banca Farmafactoring S.p.A.(b)(d)	25,466	117,321
Banca Generali S.p.A.(b)	7,597	215,925
Banca IFIS S.p.A.(b)	12,305	98,686
Banca Mediolanum S.p.A.	49,022	334,625
Banca Popolare di Sondrio SCPA(b)	54,785	96,171
Buzzi Unicem S.p.A.	11,360	245,797
Buzzi Unicem S.p.A., RSP	6,765	95,981
Cairo Communication S.p.A.(b)	30,203	35,604
Cerved Group S.p.A.(b)	24,812	175,148
Danieli & C. Officine Meccaniche S.p.A.(a)	2,377	34,057
Danieli & C. Officine Meccaniche S.p.A., RSP	8,163	73,787
Davide Campari-Milano N.V.(a)	31,562	329,561
De Longhi S.p.A.	13,275	424,624
DiaSorin S.p.A.	954	209,474
Enav S.p.A.(d)	31,643	109,841
ERG S.p.A.	9,995	226,566
Fincantieri S.p.A.(a)(b)	176,556	98,882
Freni Brembo S.p.A.(b)	24,384	253,361
IMA Industria Macchine Automatiche S.p.A.(b)	2,495	196,321
Infrastrutture Wireless Italiane S.p.A.(d)	15,479	167,325
Interpump Group S.p.A.	6,343	239,392
Iren S.p.A.	141,905	322,496
Maire Tecnimont S.p.A.(b)	54,556	73,845
Mediaset S.p.A.(a)(b)	117,161	198,981
Moncler S.p.A.(b)	8,176	327,238
Nexi S.p.A.(b)(d)	7,984	122,669
OVS S.p.A.(a)(b)(d)	126,660	113,975
Piaggio & C S.p.A.	45,453	123,893
PRADA S.p.A.(b)	63,829	250,629
Recordati Industria Chimica e Farmaceutica S.p.A.	7,121	369,040
Reply S.p.A.	1,266	136,115
Salvatore Ferragamo S.p.A.(b)	10,833	139,690
Societa Cattolica di Assicurazioni SC(a)(b)	48,064	237,834

	Shares	Value
Italy-(continued)
Societa Cattolica di Assicurazioni SC(b)(c)	48,745	$0
Technogym S.p.A.(b)(d)	7,064	52,498
Tods S.p.A.(a)(b)	4,088	86,095
Webuild S.p.A.(a)	115,219	123,409

		7,690,646

Ivory Coast-0.12%
Endeavour Mining Corp.(b)	15,162	371,616

Japan-34.36%
77 Bank Ltd. (The)	14,094	195,892
ABC-Mart, Inc.	3,268	165,995
Acom Co. Ltd.	34,412	153,725
Adastria Co. Ltd.	7,681	132,695
ADEKA Corp.	17,272	222,715
Advantest Corp.	9,153	527,957
Aeon Delight Co. Ltd.	2,989	78,513
Aeon Mall Co. Ltd.	24,655	383,244
Aica Kogyo Co. Ltd.	8,220	275,992
Aida Engineering Ltd.	10,751	81,861
Aiful Corp.(a)(b)	48,886	144,030
Ain Holdings, Inc.	3,815	266,400
Akebono Brake Industry Co. Ltd.(b)	50,574	66,761
Alpen Co. Ltd.	5,687	109,834
Amano Corp.	9,202	215,570
Anritsu Corp.	10,646	232,289
AOKI Holdings, Inc.	8,601	37,106
Aoyama Trading Co. Ltd.	32,425	153,223
Arata Corp.	3,845	187,211
Arcs Co. Ltd.	9,709	213,609
Ariake Japan Co. Ltd.	1,379	88,249
Asahi Holdings, Inc.	7,138	231,811
Asahi Intecc Co. Ltd.	3,699	114,466
Asics Corp.	40,335	501,583
ASKUL Corp.(a)	3,448	131,601
Autobacs Seven Co. Ltd.	16,944	215,568
Avex, Inc.	12,336	118,829
Awa Bank Ltd. (The)	4,560	109,398
Azbil Corp.	16,031	647,895
Bank of Kyoto Ltd. (The)(a)	11,755	516,685
Benesse Holdings, Inc.	15,697	369,226
Bic Camera, Inc.	43,838	482,243
BML, Inc.	3,072	86,042
Bunka Shutter Co. Ltd.	11,763	92,268
Calbee, Inc.	8,977	274,789
Canon Electronics, Inc.	4,634	63,654
Canon Marketing Japan, Inc.	9,787	207,274
Capcom Co. Ltd.	4,650	255,763
Central Glass Co. Ltd.	8,081	172,689
Chiyoda Corp.(b)	52,075	112,080
Chudenko Corp.(a)	4,510	91,460
Chugoku Bank Ltd. (The)	18,587	160,374
Chugoku Marine Paints Ltd.	9,504	90,458
Citizen Watch Co. Ltd.(a)	113,707	300,202
CKD Corp.	8,202	135,340
CMK Corp.	15,774	70,315
cocokara fine, Inc.	5,264	345,428
Colowide Co. Ltd.(a)	7,389	110,192
COMSYS Holdings Corp.	19,618	496,549
CONEXIO Corp.	6,255	74,852
Cosmo Energy Holdings Co. Ltd.	26,331	382,850

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2020

	Shares	Value
Japan-(continued)
Cosmos Pharmaceutical Corp.	2,064	$350,252
Create SD Holdings Co. Ltd.	3,599	116,019
CyberAgent, Inc.	7,855	492,159
Daibiru Corp.	6,885	77,583
Daido Metal Co. Ltd.	12,907	62,350
Daido Steel Co. Ltd.(a)	8,440	274,901
Daifuku Co. Ltd.	6,942	712,528
Daihen Corp.	4,022	154,855
Daiho Corp.	4,811	154,169
Daiichikosho Co. Ltd.	6,443	220,026
Daio Paper Corp.	15,877	229,483
Daiseki Co. Ltd.	4,429	112,271
Daishi Hokuetsu Financial Group, Inc.	4,892	93,404
Daiwabo Holdings Co. Ltd.	8,516	555,568
DCM Holdings Co. Ltd.	29,040	359,458
DeNA Co. Ltd.	20,939	357,129
Descente Ltd.(a)(b)	6,673	103,408
Dexerials Corp.	13,029	148,312
Disco Corp.	1,947	522,043
DMG Mori Co. Ltd.	23,802	315,569
Doutor Nichires Holdings Co. Ltd.	5,572	78,138
Dowa Holdings Co. Ltd.	13,831	393,867
DTS Corp.	5,407	104,995
Duskin Co. Ltd.	6,249	159,124
DyDo Group Holdings, Inc.	3,296	170,254
Eagle Industry Co. Ltd.	10,080	79,838
Earth Corp.	2,101	133,046
EDION Corp.	28,096	276,015
Eizo Corp.	3,499	132,041
Exedy Corp.	10,109	126,677
Ezaki Glico Co. Ltd.	8,500	352,473
Fancl Corp.	3,236	101,531
FCC Co. Ltd.	9,778	186,600
Foster Electric Co. Ltd.	7,769	88,585
FP Corp.	4,947	197,094
Fuji Corp.(a)	13,904	277,708
Fuji Media Holdings, Inc.	18,246	175,234
Fuji Oil Holdings, Inc.(a)	8,695	274,474
Fuji Seal International, Inc.	8,233	153,571
Fuji Soft, Inc.	3,757	200,536
Fujitec Co. Ltd.	12,100	262,626
Fujitsu General Ltd.	8,384	231,294
Fukuyama Transporting Co. Ltd.	2,814	117,631
Furukawa Co. Ltd.	6,674	68,757
Futaba Industrial Co. Ltd.	20,521	102,664
Fuyo General Lease Co. Ltd.	2,564	146,423
Geo Holdings Corp.	13,395	198,350
Glory Ltd.	9,289	194,950
GMO internet, Inc.(a)	6,701	178,454
Godo Steel Ltd.	3,452	62,872
Gree, Inc.	21,678	113,014
GS Yuasa Corp.	22,536	390,618
GungHo Online Entertainment, Inc.	7,864	194,306
Gunma Bank Ltd. (The)	84,934	268,110
Gunze Ltd.	3,282	120,399
H.I.S. Co. Ltd.(a)(b)	9,730	130,397
H.U. Group Holdings, Inc.	14,705	372,900
H2O Retailing Corp.(a)	29,225	190,659
Hachijuni Bank Ltd. (The)	78,497	288,338
Hamakyorex Co. Ltd.	3,155	89,031

	Shares	Value
Japan-(continued)
Hamamatsu Photonics KK	7,310	$366,409
Hanwa Co. Ltd.	12,508	241,210
Hazama Ando Corp.	55,977	346,978
Heiwa Corp.	12,558	202,533
Heiwa Real Estate Co. Ltd.	4,612	134,337
Heiwado Co. Ltd.	6,406	129,848
Hikari Tsushin, Inc.	1,786	417,029
Hirata Corp.	1,673	103,382
Hirogin Holdings, Inc.	32,488	175,896
Hisamitsu Pharmaceutical Co., Inc.	8,004	380,906
Hitachi Capital Corp.	8,310	174,880
Hitachi Transport System Ltd.	9,900	312,985
Hitachi Zosen Corp.	80,476	322,551
Hogy Medical Co. Ltd.	3,335	97,938
Hokkaido Electric Power Co., Inc.	63,077	244,368
Hokkoku Bank Ltd. (The)	3,920	110,993
Hokuetsu Corp.	25,231	83,025
Hokuhoku Financial Group, Inc.	18,931	178,553
Hokuriku Electric Power Co.	51,971	370,369
Hokuto Corp.	4,487	94,298
Horiba Ltd.	5,627	275,052
Hoshizaki Corp.	3,948	314,586
Hosiden Corp.	17,464	154,025
House Foods Group, Inc.	10,571	349,367
Hulic Co. Ltd.	36,714	339,255
Ibiden Co. Ltd.	18,766	758,431
Idec Corp.	4,881	83,856
IDOM, Inc.	17,892	97,384
Inaba Denki Sangyo Co. Ltd.	10,268	246,338
Inabata & Co. Ltd.	7,906	91,433
Internet Initiative Japan, Inc.	4,204	188,404
IRISO Electronics Co. Ltd.	2,441	92,232
Ishihara Sangyo Kaisha Ltd.	18,312	118,238
Ito En Ltd.	6,538	413,394
Itochu Enex Co. Ltd.	9,432	88,149
Itochu Techno-Solutions Corp.	8,934	303,811
Itoham Yonekyu Holdings, Inc.	20,689	138,138
Iwatani Corp.(a)	6,911	312,694
Iyo Bank Ltd. (The)	33,367	208,424
Izumi Co. Ltd.	11,739	396,952
Jaccs Co. Ltd.	7,060	122,574
JAFCO Group Co. Ltd.	5,569	250,376
Japan Airport Terminal Co. Ltd.	4,476	193,529
Japan Aviation Electronics Industry Ltd.	10,560	144,349
Japan Display, Inc.(b)	474,017	231,250
Japan Lifeline Co. Ltd.	6,016	77,229
Japan Petroleum Exploration Co. Ltd.	11,833	185,747
Japan Steel Works Ltd. (The)	16,761	355,774
Japan Wool Textile Co. Ltd. (The)	9,858	95,430
Jeol Ltd.	3,159	100,022
Juki Corp.	13,336	56,130
JVCKenwood Corp.	115,246	155,440
Kadokawa Corp.(a)	9,214	278,518
Kaga Electronics Co. Ltd.	6,213	119,458
Kagome Co. Ltd.	9,675	330,860
Kakaku.com, Inc.	5,363	142,155
Kaken Pharmaceutical Co. Ltd.	4,558	178,980
Kamigumi Co. Ltd.	19,751	352,170
Kanamoto Co. Ltd.(a)	9,297	191,027
Kandenko Co. Ltd.	30,888	231,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2020

	Shares	Value
Japan-(continued)
Kanematsu Corp.	16,410	$193,705
Kansai Mirai Financial Group, Inc.	18,499	67,066
Kansai Paint Co. Ltd.	19,494	501,429
Kanto Denka Kogyo Co. Ltd.	8,580	57,534
Keihan Holdings Co. Ltd.	10,893	412,629
Kenedix, Inc.	19,534	101,090
KH Neochem Co. Ltd.	6,534	152,318
Kinden Corp.	23,654	370,174
Kintetsu World Express, Inc.	12,846	271,690
Kissei Pharmaceutical Co. Ltd.	5,033	98,792
Kitz Corp.	12,307	66,397
Kiyo Bank Ltd. (The)	7,180	107,075
Kobayashi Pharmaceutical Co. Ltd.	3,740	363,840
Koei Tecmo Holdings Co. Ltd.	4,019	196,836
Kohnan Shoji Co. Ltd.	7,022	239,463
KOKUYO Co. Ltd.	14,411	194,922
Komeri Co. Ltd.	9,473	277,738
Konami Holdings Corp.(a)	10,501	408,830
Konoike Transport Co. Ltd.	6,427	67,012
Kose Corp.	2,178	276,677
Kumagai Gumi Co. Ltd.	10,704	246,456
Kumiai Chemical Industry Co. Ltd.(a)	12,552	119,949
Kureha Corp.	4,593	193,975
Kurita Water Industries Ltd.	17,264	511,942
Kusuri no Aoki Holdings Co. Ltd.	1,591	127,536
KYB Corp.(a)(b)	9,457	193,681
Kyoei Steel Ltd.	7,880	98,745
KYORIN Holdings, Inc.	8,095	146,274
Kyoritsu Maintenance Co. Ltd.	3,331	118,532
Kyowa Exeo Corp.	18,967	436,528
Kyudenko Corp.	9,597	261,177
Kyushu Financial Group, Inc.	73,449	342,162
Leopalace21 Corp.(b)	116,072	180,981
LINE Corp.(b)	764	39,245
Lintec Corp.	10,390	229,586
Lion Corp.	25,169	514,503
M3, Inc.	5,567	374,204
Mabuchi Motor Co. Ltd.(a)	9,679	397,196
Macnica Fuji Electronics Holdings, Inc.	14,743	261,888
Maeda Corp.	40,878	293,271
Maeda Road Construction Co. Ltd.	5,528	91,957
Makino Milling Machine Co. Ltd.	6,878	234,552
Mandom Corp.	5,159	76,442
Maruha Nichiro Corp.	16,974	354,288
Maruichi Steel Tube Ltd.	11,590	264,971
Matsui Securities Co. Ltd.(a)	14,479	115,372
Matsumotokiyoshi Holdings Co. Ltd.	12,782	471,347
Max Co. Ltd.	6,410	89,215
Maxell Holdings Ltd.(b)	14,255	148,632
MCJ Co. Ltd.	12,887	117,849
Mebuki Financial Group, Inc.	204,866	409,575
Megmilk Snow Brand Co. Ltd.	11,856	256,536
Meidensha Corp.	13,497	205,541
Meitec Corp.	3,164	156,475
Mirait Holdings Corp.	17,790	252,368
MISUMI Group, Inc.	20,879	617,143
Mitsubishi Logisnext Co. Ltd.	13,457	113,021
Mitsubishi Logistics Corp.	13,267	346,967
Mitsui-Soko Holdings Co. Ltd.	6,828	119,722
Miura Co. Ltd.	5,583	261,419

	Shares	Value
Japan-(continued)
Mizuho Leasing Co. Ltd.	4,787	$121,530
Mizuno Corp.	4,071	67,642
Mochida Pharmaceutical Co. Ltd.	3,614	131,368
Modec, Inc.	6,491	93,758
Monex Group, Inc.	46,888	112,129
Morinaga & Co. Ltd.	4,770	180,917
Morinaga Milk Industry Co. Ltd.	11,972	576,039
MOS Food Services, Inc.	2,878	78,323
Musashi Seimitsu Industry Co. Ltd.	14,074	146,341
Nabtesco Corp.	16,265	605,231
Nachi-Fujikoshi Corp.	4,943	194,571
Nagase & Co. Ltd.	11,968	155,353
Nankai Electric Railway Co. Ltd.	14,662	333,521
Nanto Bank Ltd. (The)	3,924	69,366
NEC Networks & System Integration Corp.	11,659	201,863
NET One Systems Co. Ltd.	9,595	286,363
Nexon Co. Ltd.	21,919	612,030
NHK Spring Co. Ltd.	36,116	216,613
Nichias Corp.	11,078	239,066
Nichicon Corp.	16,468	132,481
Nichiha Corp.	6,177	179,626
NichiiGakkan Co. Ltd.	3,416	54,406
Nichi-iko Pharmaceutical Co. Ltd.	14,984	148,493
Nichirei Corp.	19,008	477,836
Nifco, Inc.	15,044	447,550
Nihon Kohden Corp.	7,689	240,511
Nihon M&A Center, Inc.	2,417	141,265
Nihon Parkerizing Co. Ltd.	13,692	134,510
Nihon Unisys Ltd.	6,398	188,194
Nikkiso Co. Ltd.	16,804	159,939
Nikkon Holdings Co. Ltd.	8,192	156,176
Nippo Corp.	11,729	300,686
Nippon Chemi-Con Corp.(b)	8,546	108,317
Nippon Densetsu Kogyo Co. Ltd.	4,718	91,390
Nippon Flour Mills Co. Ltd.	6,693	107,175
Nippon Gas Co. Ltd.	5,519	263,438
Nippon Kayaku Co. Ltd.	30,846	264,377
Nippon Koei Co. Ltd.	3,599	94,709
Nippon Light Metal Holdings Co. Ltd.	19,965	313,779
Nippon Sanso Holdings Corp.	17,804	260,060
Nippon Sheet Glass Co. Ltd.(a)(b)	57,716	199,306
Nippon Shinyaku Co. Ltd.	2,296	163,404
Nippon Shokubai Co. Ltd.	8,197	399,892
Nippon Signal Co. Ltd.	10,861	94,127
Nippon Soda Co. Ltd.	5,118	133,898
Nippon Steel Trading Corp.	3,865	109,879
Nippon Television Holdings, Inc.	8,146	85,715
Nippon Thompson Co. Ltd.	24,038	79,560
Nippon Yakin Kogyo Co. Ltd.(a)	6,820	97,596
Nipro Corp.	31,953	335,302
Nishimatsu Construction Co. Ltd.	19,488	377,307
Nishimatsuya Chain Co. Ltd.	13,268	214,491
Nishi-Nippon Financial Holdings, Inc.	29,139	196,230
Nishi-Nippon Railroad Co. Ltd.	7,387	194,603
Nishio Rent All Co. Ltd.	5,404	104,524
Nissan Chemical Corp.	10,536	556,330
Nissha Co. Ltd.	16,786	196,698
Nisshin Oillio Group Ltd. (The)	5,484	157,165
Nisshinbo Holdings, Inc.	45,943	304,119
Nissin Electric Co. Ltd.	9,960	99,086

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2020

	Shares	Value
Japan-(continued)
Nitto Boseki Co. Ltd.(a)	2,712	$99,229
Nitto Kogyo Corp.	5,436	100,151
NOF Corp.	9,150	342,666
Nojima Corp.	7,152	200,111
NOK Corp.	22,406	253,766
Nomura Co. Ltd.	9,219	59,438
Nomura Research Institute Ltd.	19,213	568,818
Noritake Co. Ltd.	2,101	61,599
North Pacific Bank Ltd.	52,256	109,971
NS Solutions Corp.	4,247	123,908
NSD Co. Ltd.	5,558	97,454
Obic Co. Ltd.	2,229	395,523
Ogaki Kyoritsu Bank Ltd. (The)	4,676	103,861
Okamura Corp.	15,277	116,324
Okasan Securities Group, Inc.	24,009	78,086
Oki Electric Industry Co. Ltd.(a)	26,295	242,727
Okinawa Electric Power Co., Inc. (The)	8,355	121,880
OKUMA Corp.	6,690	321,893
Okumura Corp.	6,720	155,304
Onward Holdings Co. Ltd.	33,131	64,652
Open House Co. Ltd.	6,312	214,647
Oracle Corp. Japan	2,300	230,132
Orient Corp.	123,174	135,498
Osaka Soda Co. Ltd.	3,409	80,937
OSG Corp.	15,238	227,098
Otsuka Corp.	10,485	483,429
Outsourcing, Inc.	16,117	148,775
Pacific Industrial Co. Ltd.	9,891	98,872
Paltac Corp.	5,466	305,874
Paramount Bed Holdings Co. Ltd.	3,482	134,231
Park24 Co. Ltd.(b)	14,363	193,449
Pasona Group, Inc.	7,839	119,977
Penta-Ocean Construction Co. Ltd.	87,403	552,644
Persol Holdings Co. Ltd.	30,820	463,155
Pigeon Corp.	6,695	307,724
Pilot Corp.	4,104	114,122
Piolax, Inc.	5,107	74,451
Plenus Co. Ltd.	4,538	74,100
Pola Orbis Holdings, Inc.	9,607	189,126
Pressance Corp.	8,874	120,708
Prima Meat Packers Ltd.	8,936	253,702
Qol Holdings Co. Ltd.	6,330	68,786
Raito Kogyo Co. Ltd.	8,812	124,332
Raiznext Corp.	7,386	85,207
Relia, Inc.	6,410	72,660
Relo Group, Inc.	6,884	164,494
Rengo Co. Ltd.	68,091	523,025
Resorttrust, Inc.	13,972	196,335
Restar Holdings Corp.(a)	6,553	139,535
Ricoh Leasing Co. Ltd.	2,464	65,854
Rinnai Corp.	5,748	566,333
Rohto Pharmaceutical Co. Ltd.	8,282	258,268
Round One Corp.	14,780	115,791
Royal Holdings Co. Ltd.	5,128	86,873
Ryobi Ltd.	6,398	68,852
Ryohin Keikaku Co. Ltd.	32,356	675,347
Ryoyo Electro Corp.	5,190	143,080
S Foods, Inc.	6,253	207,556
Saizeriya Co. Ltd.	4,614	79,754
Sakata INX Corp.	8,492	88,137

	Shares	Value
Japan-(continued)
Sakata Seed Corp.	3,444	$121,235
SAMTY Co. Ltd.	5,275	83,207
San-A Co. Ltd.	2,529	105,113
Sanden Holdings Corp.(b)	17,621	58,152
Sangetsu Corp.	7,736	111,075
San-In Godo Bank Ltd. (The)	16,932	84,871
Sanken Electric Co. Ltd.	6,722	213,800
Sanki Engineering Co. Ltd.	12,163	131,473
Sankyo Co. Ltd.	10,031	255,045
Sankyu, Inc.	10,431	372,179
Sanoh Industrial Co. Ltd.	8,974	51,592
Sanrio Co. Ltd.	7,981	146,351
Sanwa Holdings Corp.	43,681	496,394
Sanyo Chemical Industries Ltd.	2,823	119,088
Sanyo Denki Co. Ltd.	2,021	88,445
Sanyo Special Steel Co. Ltd.(b)	10,178	99,015
Sapporo Holdings Ltd.	21,219	345,057
Sato Holdings Corp.	4,556	86,160
Sawai Pharmaceutical Co. Ltd.	5,575	268,244
SCREEN Holdings Co. Ltd.(a)	6,463	351,774
SCSK Corp.	4,131	205,088
Seiko Holdings Corp.	10,701	134,402
Seiren Co. Ltd.	5,832	91,993
Senko Group Holdings Co. Ltd.	20,027	178,163
Senshu Ikeda Holdings, Inc.	56,047	85,245
Seven Bank Ltd.	109,997	251,476
Shibaura Machine Co. Ltd.	4,428	88,145
Shibuya Corp.	3,391	104,773
Shiga Bank Ltd. (The)	5,490	118,108
Shikoku Electric Power Co., Inc.	45,932	330,408
Shima Seiki Manufacturing Ltd.	8,443	124,779
Shimachu Co. Ltd.	11,929	631,025
Shimamura Co. Ltd.	7,100	755,232
Shinko Electric Industries Co. Ltd.	11,730	203,878
Shinmaywa Industries Ltd.	16,951	131,016
Ship Healthcare Holdings, Inc.	7,033	333,015
SHO-BOND Holdings Co. Ltd.	3,233	155,248
Shochiku Co. Ltd.	956	110,287
Shoei Foods Corp.(a)	2,417	87,510
Siix Corp.	11,538	135,975
SKY Perfect JSAT Holdings, Inc.	28,404	120,909
Skylark Holdings Co. Ltd.(a)	29,455	418,974
Sodick Co. Ltd.	12,079	89,085
Sohgo Security Services Co. Ltd.	8,075	375,016
Sotetsu Holdings, Inc.	10,335	254,173
Square Enix Holdings Co. Ltd.	6,771	396,389
Star Micronics Co. Ltd.(a)	6,804	90,924
Starts Corp., Inc.	5,007	116,147
Sugi Holdings Co. Ltd.	5,828	385,783
Sumitomo Bakelite Co. Ltd.	7,052	198,325
Sumitomo Dainippon Pharma Co. Ltd.	25,128	293,729
Sumitomo Forestry Co. Ltd.	30,936	485,021
Sumitomo Mitsui Construction Co. Ltd.	63,756	245,168
Sumitomo Osaka Cement Co. Ltd.	10,315	312,785
Sumitomo Riko Co. Ltd.	11,044	55,991
Sumitomo Warehouse Co. Ltd. (The)	10,288	119,964
Sundrug Co. Ltd.	11,706	433,908
Suruga Bank Ltd.(a)	99,359	322,199
Sushiro Global Holdings Ltd.	7,250	195,432
SWCC Showa Holdings Co. Ltd.	8,580	95,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2020

	Shares	Value
Japan-(continued)
Tadano Ltd.	33,456	$255,704
Taikisha Ltd.	4,344	112,610
Taisho Pharmaceutical Holdings Co. Ltd.	7,544	452,467
Taiyo Holdings Co. Ltd.	2,350	122,513
Taiyo Yuden Co. Ltd.	14,551	534,492
Takara Holdings, Inc.(a)	35,463	356,190
Takara Leben Co. Ltd.	22,856	63,623
Takasago Thermal Engineering Co. Ltd.	11,481	151,777
Takeuchi Manufacturing Co. Ltd.	7,095	153,519
Takuma Co. Ltd.	13,841	211,177
Tamura Corp.	20,016	94,202
TechnoPro Holdings, Inc.	2,243	138,820
T-Gaia Corp.	7,855	143,515
TKC Corp.	1,676	103,568
Toa Corp.	8,254	146,620
Toagosei Co. Ltd.	13,498	142,417
Tocalo Co. Ltd.	7,763	77,081
Toda Corp.	35,594	202,246
Toei Co. Ltd.	991	145,891
Toho Co. Ltd.	11,947	471,983
Toho Gas Co. Ltd.	13,195	680,324
Toho Holdings Co. Ltd.	14,151	260,847
Toho Zinc Co. Ltd.(b)	9,784	189,990
Tokai Carbon Co. Ltd.	31,354	354,210
TOKAI Holdings Corp.	13,864	136,996
Tokai Rika Co. Ltd.	13,153	204,454
Tokai Tokyo Financial Holdings, Inc.	89,939	229,708
Token Corp.	1,441	108,206
Tokuyama Corp.	17,813	394,292
Tokyo Broadcasting System Holdings, Inc.	9,214	141,550
Tokyo Century Corp.	7,980	388,542
Tokyo Dome Corp.(a)	23,434	186,728
Tokyo Ohka Kogyo Co. Ltd.	5,189	306,257
Tokyo Seimitsu Co. Ltd.	6,064	203,603
Tokyo Steel Manufacturing Co. Ltd.	20,487	129,734
Tokyu Construction Co. Ltd.	30,226	132,712
Tomy Co. Ltd.	21,209	184,823
Topcon Corp.	19,417	192,238
Toppan Forms Co. Ltd.	12,198	116,916
Topre Corp.	11,180	111,757
Toshiba TEC Corp.	5,462	217,874
Totetsu Kogyo Co. Ltd.	2,864	74,299
Towa Pharmaceutical Co. Ltd.	4,772	88,054
Toyo Construction Co. Ltd.	26,488	100,844
Toyo Engineering Corp.(b)	16,504	48,151
Toyo Ink SC Holdings Co. Ltd.	5,507	101,985
Toyo Tire Corp.	28,810	424,957
Toyobo Co. Ltd.	27,659	366,441
Toyota Boshoku Corp.	24,029	346,161
TPR Co. Ltd.	5,193	61,696
Trancom Co. Ltd.	1,324	94,861
Transcosmos, Inc.	5,473	148,735
Trusco Nakayama Corp.	7,436	191,199
TS Tech Co. Ltd.	12,814	352,403
Tsubaki Nakashima Co. Ltd.	13,228	97,053
Tsubakimoto Chain Co.	5,293	117,161
Tsumura & Co.	11,977	351,153
TV Asahi Holdings Corp.	6,238	93,922
UACJ Corp.	11,823	186,042
Uchida Yoko Co. Ltd.	1,923	94,550

	Shares	Value
Japan-(continued)
Ulvac, Inc.	10,086	$366,141
Unipres Corp.	10,969	84,466
United Arrows Ltd.	6,330	85,437
United Super Markets Holdings, Inc.	9,458	101,872
Unitika Ltd.(b)	50,311	165,072
Ushio, Inc.	22,667	252,602
USS Co. Ltd.	18,806	343,595
Valor Holdings Co. Ltd.	9,535	234,499
Wacoal Holdings Corp.	9,222	166,903
Wacom Co. Ltd.	26,692	174,644
Welcia Holdings Co. Ltd.	9,629	377,644
World Co. Ltd.	7,180	90,866
Yamaguchi Financial Group, Inc.	48,430	313,169
Yamato Kogyo Co. Ltd.	9,604	229,581
Yaoko Co. Ltd.	3,361	237,913
Yellow Hat Ltd.	6,886	112,308
Yokogawa Bridge Holdings Corp.	5,719	100,824
Yokohama Reito Co. Ltd.	9,784	78,991
Yoshinoya Holdings Co. Ltd.	7,913	144,953
Yuasa Trading Co. Ltd.	3,058	86,820
Zenkoku Hosho Co. Ltd.	4,334	169,977
Zensho Holdings Co. Ltd.	13,897	323,430
Zeon Corp.	31,522	381,436
ZERIA Pharmaceutical Co. Ltd.	4,571	80,979
Zojirushi Corp.	5,128	91,435
ZOZO, Inc.	5,121	129,862

		105,880,044

Jordan-0.14%
Hikma Pharmaceuticals PLC	13,303	431,740

Kazakhstan-0.08%
KAZ Minerals PLC	29,416	239,620

Luxembourg-0.20%
Eurofins Scientific SE(b)	765	609,341

Macau-0.28%
MGM China Holdings Ltd.	111,971	147,565
SJM Holdings Ltd.	376,957	390,332
Wynn Macau Ltd.(b)	230,216	317,648

		855,545

Mexico-0.12%
Fresnillo PLC	23,780	357,440

Mongolia-0.09%
Turquoise Hill Resources Ltd.(b)	34,517	271,041

Netherlands-1.85%
Adyen N.V.(b)(d)	198	333,852
AMG Advanced Metallurgical Group N.V.(a)	6,334	114,029
Arcadis N.V.(b)	14,135	329,303
ASM International N.V.	3,005	429,846
BE Semiconductor Industries N.V.	7,386	298,458
Corbion N.V.	3,894	177,355
Eurocommercial Properties N.V., CVA	9,882	107,743
Euronext N.V.(d)	4,093	426,950
Flow Traders(d)	6,087	199,383
Fugro N.V., CVA(a)(b)	26,774	101,485
GrandVision N.V.(b)(d)	4,347	120,767
IMCD N.V.	3,708	429,594
Intertrust N.V.(d)	12,069	186,979
Koninklijke Vopak N.V.	9,160	476,203

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2020

	Shares	Value
Netherlands-(continued)
NIBC Holding N.V.(b)(d)	10,061	$86,607
NSI N.V.	1,483	46,987
OCI N.V.(a)(b)	14,947	179,159
PostNL N.V.(b)	297,714	987,317
Sligro Food Group N.V.(b)	4,658	66,521
TKH Group N.V., CVA	6,851	220,578
TomTom N.V.(b)	12,263	82,422
Vastned Retail N.V.	3,362	88,898
Wereldhave N.V.(a)	21,244	197,474

		5,687,910

New Zealand-0.99%
a2 Milk Co. Ltd. (The)(b)	9,599	92,876
Air New Zealand Ltd.(b)	49,906	46,836
Auckland International Airport Ltd.(b)	74,871	346,376
Chorus Ltd.	59,766	332,585
Contact Energy Ltd.	80,051	390,444
EBOS Group Ltd.(a)	6,156	104,764
Fisher & Paykel Healthcare Corp. Ltd.	17,618	407,531
Goodman Property Trust	56,436	92,500
Infratil Ltd.	28,866	103,400
Kiwi Property Group Ltd., (Acquired 08/25/2015 - 06/19/2020; Cost $71,682)(e)	82,777	67,290
Mercury NZ Ltd.	63,881	225,871
Meridian Energy Ltd.	110,368	386,594
Metlifecare Ltd.(b)	21,167	83,936
Ryman Healthcare Ltd.	20,203	186,930
SKYCITY Entertainment Group Ltd.	49,276	91,186
Z Energy Ltd.	43,132	80,672

		3,039,791

Norway-1.03%
Aker BP ASA(a)	12,712	197,219
Aker Solutions ASA(a)(b)	147,548	142,163
Austevoll Seafood ASA	22,037	149,736
BW Offshore Ltd.	32,113	76,597
DNO ASA(a)	223,795	92,409
Elkem ASA(d)	84,385	178,324
Entra ASA(d)	20,770	270,738
Frontline Ltd.	23,369	128,227
Grieg Seafood ASA	6,085	42,938
Kongsberg Gruppen ASA	7,121	115,171
Leroy Seafood Group ASA	41,607	195,176
Norwegian Air Shuttle ASA(a)(b)	23,415	1,482
Norwegian Finans Holding ASA(b)	18,242	130,534
Ocean Yield ASA(a)	18,094	39,940
PGS ASA(b)	153,290	37,942
Salmar ASA(b)	6,251	315,530
Schibsted ASA, Class A(b)	4,480	182,409
Schibsted ASA, Class B(b)	5,440	194,976
SpareBank 1 SMN	13,881	118,932
SpareBank 1 SR-Bank ASA(b)	16,930	134,252
TGS NOPEC Geophysical Co. ASA	16,713	153,862
TOMRA Systems ASA(a)	4,835	194,587
Veidekke ASA(b)	7,474	85,696

		3,178,840

	Shares	Value
Peru-0.21%
Hochschild Mining PLC(b)	33,010	$93,900
Hudbay Minerals, Inc.	124,774	562,412

		656,312

Poland-0.69%
Alior Bank S.A.(a)(b)	35,537	101,625
Bank Millennium S.A.(b)	56,082	30,562
CCC S.A.(a)(b)	5,403	52,821
Cyfrowy Polsat S.A.	25,883	161,161
Grupa Lotos S.A.	24,909	175,206
Jastrzebska Spolka Weglowa S.A.(b)	51,351	196,791
KRUK S.A.(b)	2,352	66,815
LPP S.A.(b)	75	99,150
mBank S.A.(b)	1,381	40,241
Orange Polska S.A.(b)	105,433	161,726
PGE Polska Grupa Energetyczna S.A.(b)	135,180	153,811
PLAY Communications S.A.(d)	23,643	231,318
Polskie Gornictwo Naftowe i Gazownictwo S.A.	393,236	413,703
Santander Bank Polska S.A.(b)	4,079	126,578
Tauron Polska Energia S.A.(a)(b)	251,465	110,072

		2,121,580

Portugal-0.32%
Altri SGPS S.A.	13,399	51,724
CTT-Correios de Portugal S.A.(b)	68,713	168,085
Mota-Engil SGPS S.A.(b)	64,914	83,025
Navigator Co. S.A. (The)	88,367	194,649
NOS, SGPS S.A.	64,744	222,329
REN - Redes Energeticas Nacionais SGPS S.A.	45,452	119,391
Sonae SGPS S.A.	225,653	132,740

		971,943

Singapore-1.65%
AIMS APAC REIT	90,275	78,011
Ascendas India Trust	71,310	67,889
Ascott Residence Trust	161,245	98,011
BOC Aviation Ltd.(d)	27,116	167,315
BW LPG Ltd.(d)	32,143	139,550
CapitaLand Integrated Commercial Trust	189,151	239,642
CDL Hospitality Trusts	130,359	94,511
ESR-REIT	263,868	67,634
Ezion Holdings Ltd., Wts., expiring 04/16/2023(b)(c)	177,436	0
Ezra Holdings Ltd.(b)(c)	1,165,297	0
Frasers Centrepoint Trust	65,723	101,557
Frasers Logistics & Commercial Trust(d)	282,223	254,218
IGG, Inc.	167,406	179,822
Jardine Cycle & Carriage Ltd.	19,054	247,821
Keppel DC REIT	62,115	131,918
Keppel Infrastructure Trust	302,883	120,887
Keppel REIT	237,309	172,920
Manulife US REIT(d)	133,637	95,550
Mapletree Commercial Trust	192,743	242,781
Mapletree Industrial Trust	127,635	284,153
Mapletree Logistics Trust	220,801	315,315
Mapletree Logistics Trust, Rts., expiring 11/30/2020(b)(c)	4,254	0
NetLink NBN Trust(d)	303,460	213,344
SATS Ltd.	90,125	196,684
Sembcorp Industries Ltd.	208,018	240,695
Sembcorp Marine Ltd.(b)	1,435,593	126,160

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2020

	Shares	Value
Singapore-(continued)
Singapore Exchange Ltd.	63,170	$400,624
Singapore Post Ltd.	157,945	76,919
StarHub Ltd.	106,189	90,986
Suntec REIT	294,613	289,111
UOL Group Ltd.	78,569	357,890

		5,091,918

South Korea-9.30%
Amorepacific Group	5,935	227,786
Asiana Airlines, Inc.(b)	92,712	292,100
BGF retail Co. Ltd.	1,429	148,605
BNK Financial Group, Inc.	56,548	274,592
Celltrion Healthcare Co. Ltd.(b)	2,015	150,410
Celltrion, Inc.(b)	2,572	546,270
Cheil Worldwide, Inc.	12,921	237,422
CJ CGV Co. Ltd.(b)	5,179	91,740
CJ Corp.	5,065	339,244
CJ ENM Co. Ltd.	2,194	254,262
CJ Logistics Corp.(b)	2,537	356,615
Com2uSCorp.	1,380	135,726
Daeduck Co. Ltd.	4,331	23,397
Daeduck Electronics Co. Ltd.(b)	8,249	72,043
Daesang Corp.	6,214	131,706
Daewoo Engineering & Construction Co. Ltd.(b).	63,749	168,544
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(b)	9,770	183,828
Daishin Securities Co. Ltd.	8,602	101,584
Daishin Securities Co. Ltd., Preference Shares	5,604	49,091
Daou Technology, Inc.	6,573	108,324
DB HiTek Co. Ltd.	5,295	149,093
DGB Financial Group, Inc.	51,141	278,533
Doosan Bobcat, Inc.	7,586	192,876
Doosan Co. Ltd.	5,317	218,359
Doosan Heavy Industries & Construction Co. Ltd.(b)	54,793	663,967
Doosan Heavy Industries & Construction Co. Ltd., Rts.(b)	21,336	77,281
Doosan Infracore Co. Ltd.(b)	64,113	470,098
Fila Holdings Corp.	5,728	193,340
Green Cross Corp.	1,050	277,606
GS Holdings Corp.	11,962	347,886
GS Home Shopping, Inc.	931	113,801
GS Retail Co. Ltd.	8,869	250,899
Handsome Co. Ltd.	4,232	103,870
Hanjin Kal Corp.	2,458	161,816
Hanjin Transportation Co. Ltd.	7,037	292,407
Hankook Tire & Technology Co. Ltd.	20,074	559,921
Hanmi Pharm Co. Ltd.	435	100,632
Hanon Systems	30,096	297,061
Hanssem Co. Ltd.	1,678	139,303
Hanwha Aerospace Co. Ltd.(b)	11,546	255,402
Hanwha Corp.	11,755	249,148
Hanwha Corp., Preference Shares	5,942	67,291
Hanwha Life Insurance Co. Ltd.	146,973	198,822
HDC Holdings Co. Ltd.	21,734	191,157
HDC Hyundai Development Co.-Engineering & Construction, Class E	7,809	136,264
Hite Jinro Co. Ltd.	6,792	200,522
HMM Co. Ltd.(b)	58,579	463,077
Hotel Shilla Co. Ltd.	3,734	244,173

	Shares	Value
South Korea-(continued)
HS Industries Co. Ltd.	8,081	$50,137
Huchems Fine Chemical Corp.	6,477	130,716
Hyosung Corp.	3,667	239,145
Hyundai Construction Equipment Co. Ltd.(b)	7,241	158,259
Hyundai Department Store Co. Ltd.	6,050	315,643
Hyundai Electric & Energy System Co. Ltd.(b)	17,910	236,759
Hyundai Elevator Co. Ltd.	4,650	152,446
Hyundai Home Shopping Network Corp.	1,590	99,068
Hyundai Marine & Fire Insurance Co. Ltd.	19,973	410,127
Hyundai Mipo Dockyard Co. Ltd.	5,839	144,084
Hyundai Rotem Co. Ltd.(b)	16,174	212,384
Hyundai Wia Corp.	9,938	365,657
Innocean Worldwide, Inc.	1,731	90,158
IS Dongseo Co. Ltd.	4,092	137,758
JB Financial Group Co. Ltd.	22,751	102,256
Kakao Corp.	2,170	631,092
Kangwon Land, Inc.	21,478	399,388
KCC Corp.	1,638	220,864
KEPCO Plant Service & Engineering Co. Ltd.	5,164	125,152
KIWOOM Securities Co. Ltd.	2,716	246,539
Kolon Industries, Inc.	7,528	234,856
Korea Aerospace Industries Ltd.	10,132	194,657
Korea Gas Corp.	17,272	414,790
Korea Investment Holdings Co. Ltd.	8,797	531,836
Korea Line Corp.(b)	58,345	81,756
Korea Petrochemical Ind Co. Ltd.	2,139	365,705
Korean Reinsurance Co	27,323	178,670
Kumho Petrochemical Co. Ltd.	6,648	779,223
Kumho Tire Co., Inc.(b)	27,234	85,444
LF Corp.	7,863	101,518
LG Innotek Co. Ltd.	3,893	521,491
LG International Corp.	10,898	148,386
LIG Nex1 Co. Ltd.	4,310	106,544
Lotte Chilsung Beverage Co. Ltd.	1,016	76,914
Lotte Corp.	7,794	195,073
LOTTE Fine Chemical Co. Ltd.	5,312	227,049
Lotte Himart Co. Ltd.	6,497	175,208
LS Corp.	6,074	277,283
LS Electric Co. Ltd.	4,624	202,124
Mando Corp.	15,846	498,548
Meritz Fire & Marine Insurance Co. Ltd.	12,612	153,940
Meritz Securities Co. Ltd.	97,517	282,745
NCSoft Corp.	769	525,905
Netmarble Corp.(b)(d)	1,382	142,499
NH Investment & Securities Co. Ltd.	41,122	345,734
NHN Corp.(b)	2,000	122,323
NongShim Co. Ltd.	771	195,689
OCI Co. Ltd.(b)	9,002	490,283
Orion Corp.	2,567	245,457
Ottogi Corp.	214	100,333
Pan Ocean Co. Ltd.(b)	65,852	208,054
Paradise Co. Ltd.	6,716	75,168
Partron Co. Ltd.	9,584	81,591
Poongsan Corp.	7,875	169,687
Posco International Corp.	15,189	178,033
S&T Motiv Co. Ltd.	2,405	107,035
S-1 Corp.	2,897	208,333
Samsung Biologics Co. Ltd.(b)(d)	224	134,633
Samsung Card Co. Ltd.	7,169	185,748
Samsung Engineering Co. Ltd.(b)	38,513	398,808

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2020

	Shares	Value
South Korea-(continued)
Samsung Securities Co. Ltd.	16,043	$453,847
Seoul Semiconductor Co. Ltd.	7,837	120,521
SFA Engineering Corp.	3,339	106,817
Shinsegae, Inc.	2,130	389,508
SK Chemicals Co. Ltd.	2,572	784,271
SK Discovery Co. Ltd.	6,658	369,074
SK Networks Co. Ltd.	67,367	269,242
SKC Co. Ltd.	4,466	288,104
Ssangyong Cement Industrial Co. Ltd.	23,858	116,693
Taeyoung Engineering & Construction Co. Ltd.	7,015	61,637
TY Holdings Co. Ltd.(b)	6,889	123,549
WONIK IPS Co. Ltd.(b)	3,074	86,826
Youngone Corp.	8,363	209,315
Yuhan Corp.	5,064	265,540

		28,649,543

Spain-1.65%
Almirall S.A.	9,562	102,305
Applus Services S.A.(b)	25,619	200,689
Atresmedia Corp de Medios de Comunicacion S.A.	31,481	82,509
Befesa S.A.(d)	4,908	201,813
Cellnex Telecom S.A.(d)	3,825	245,590
Cia de Distribucion Integral Logista Holdings S.A.	14,877	250,931
CIE Automotive S.A.	8,580	167,906
Construcciones y Auxiliar de Ferrocarriles S.A.(b)	2,653	84,057
Distribuidora Internacional de Alimentacion S.A.(a)(b)	866,912	113,807
Ebro Foods S.A.	5,545	124,144
EDP Renovaveis S.A.	14,065	267,381
Ence Energia y Celulosa S.A.(a)(b)	34,167	76,315
Faes Farma S.A.	25,480	96,016
Gestamp Automocion S.A.(d)	105,933	323,791
Global Dominion Access S.A.(d)	21,747	77,389
Indra Sistemas S.A.(b)	24,182	145,067
Inmobiliaria Colonial SOCIMI S.A.	29,656	210,896
Lar Espana Real Estate Socimi S.A.	12,219	43,554
Liberbank S.A.(b)	361,376	96,397
Mediaset Espana Comunicacion S.A.(b)	57,724	192,978
Melia Hotels International S.A.(b)	26,528	98,266
Prosegur Cash S.A.(d)	67,997	52,672
Prosegur Cia de Seguridad S.A., Prosegur Cia de Seguridad S.A.	60,340	138,044
Sacyr S.A.(a)	137,149	233,087
Siemens Gamesa Renewable Energy S.A.	27,101	768,064
Tecnicas Reunidas S.A.(a)(b)	12,708	101,400
Unicaja Banco S.A.(b)(d)	189,144	120,407
Viscofan S.A.	5,388	363,706
Zardoya Otis S.A.	19,119	116,699

		5,095,880

Sweden-4.25%
AAK AB(b)	15,502	301,989
AddTech AB, Class B	13,938	154,238
AF Poyry AB, Class B(b)	9,119	208,173
Arjo AB, Class B	26,139	185,739
Atrium Ljungberg AB, Class B	5,805	93,781
Attendo AB(b)(d)	19,528	89,510
Avanza Bank Holding AB	8,190	155,498

	Shares	Value
Sweden-(continued)
Axfood AB	20,332	$472,829
Beijer Ref AB	3,199	88,339
Betsson AB	33,903	258,620
Bilia AB, Class A(b)	17,576	234,777
Bonava AB, Class B(b)	25,948	202,747
Bravida Holding AB(d)	29,091	335,647
Bure Equity AB	4,739	137,679
Clas Ohlson AB, Class B(b)	10,278	91,220
Cloetta AB, Class B(b)	37,260	87,654
Dios Fastigheter AB	10,883	76,232
Dometic Group AB(b)(d)	51,439	553,851
Elekta AB, Class B	28,406	332,850
Fabege AB	24,331	307,378
Fastighets AB Balder, Class B(b)	6,998	329,728
Getinge AB, Class B	28,394	556,163
Hexpol AB(b)	41,676	367,076
Holmen AB, Class B	12,786	484,656
Hufvudstaden AB, Class A	5,851	76,448
Indutrade AB(b)	7,469	378,772
Intrum AB(a)	12,406	303,838
Investment AB Latour, Class B	6,566	153,285
JM AB	14,494	419,458
Klovern AB, Class B(a)	58,702	89,493
Klovern AB, Preference Shares	1,937	68,330
Kungsleden AB	23,098	196,178
Lifco AB, Class B	2,356	172,310
Lindab International AB	8,585	132,713
Loomis AB(b)	12,430	277,474
Lundin Energy AB	11,014	210,167
Mekonomen AB(b)	13,268	128,936
Modern Times Group MTG AB, Class B(b)	12,541	167,239
Mycronic AB(a)	6,128	129,498
NetEnt AB	37,732	358,196
Nibe Industrier AB, Class B(b)	16,232	391,341
Nobia AB(b)	32,316	194,960
Nolato AB, Class B(b)	1,863	154,881
Nordic Entertainment Group AB, Class B(b)	6,812	243,211
Nyfosa AB(b)	13,697	113,409
Pandox AB(b)	10,449	104,594
Peab AB, Class B(b)	46,583	431,753
Ratos AB, Class B	82,740	301,916
Resurs Holding AB(d)	25,415	116,380
Saab AB, Class B(b)	16,162	371,315
SAS AB(a)(b)	97,481	17,161
SAS AB BTA 1(a)(b)	877,317	96,394
Scandic Hotels Group AB(a)(b)(d)	32,322	82,065
Sweco AB, Class B	5,174	260,643
Swedish Orphan Biovitrum AB(b)	7,691	132,804
Thule Group AB(b)(d)	10,005	326,413
Wallenstam AB, Class B	13,454	178,507
Wihlborgs Fastigheter AB	11,908	214,851

		13,101,307

Switzerland-3.81%
Allreal Holding AG	1,804	382,234
ALSO Holding AG(b)	949	222,094
Aryzta AG(b)	463,794	233,377
Autoneum Holding AG(b)	1,609	199,424
Banque Cantonale Vaudoise	3,408	330,184
Belimo Holding AG	24	178,583

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2020

	Shares	Value
Switzerland-(continued)
BKW AG	2,920	$290,550
Bobst Group S.A.	2,151	103,496
Bucher Industries AG	1,059	407,863
Burckhardt Compression Holding AG	483	120,941
Cembra Money Bank AG	2,886	320,229
Conzzeta AG	166	167,530
Daetwyler Holding AG, BR	855	191,233
DKSH Holding AG	8,476	545,616
dormakaba Holding AG	398	182,901
EFG International AG	15,171	82,099
Emmi AG	207	195,583
EMS-Chemie Holding AG	591	519,716
Flughafen Zurich AG(b)	2,352	317,176
Forbo Holding AG	105	160,613
Galenica AG(d)	6,499	410,553
GAM Holding AG, (Acquired 03/15/2019 - 06/19/2020; Cost $228,212)(b)(e)	73,609	118,459
Huber + Suhner AG	2,327	167,819
Implenia AG	5,606	112,359
Ina Invest Holding AG(b)	1,128	20,971
Inficon Holding AG	156	114,377
IWG PLC(b)	73,587	241,105
Komax Holding AG(b)	476	86,210
Landis+Gyr Group AG(b)	3,075	171,775
Logitech International S.A.	10,633	895,606
Mediclinic International PLC	79,209	289,431
Mobimo Holding AG	724	209,328
OC Oerlikon Corp. AG	41,092	285,813
Rieter Holding AG	892	76,787
Schweiter Technologies AG, BR	153	208,663
SFS Group AG	2,180	203,360
Siegfried Holding AG	304	192,539
SIG Combibloc Group AG(b)	28,646	589,141
St Galler Kantonalbank AG	180	75,806
Stadler Rail AG	3,202	127,444
Straumann Holding AG	251	261,804
Sulzer AG	4,430	323,834
Tecan Group AG, Class R	529	251,067
Temenos AG	1,164	125,017
u-blox Holding AG	1,176	59,124
Valiant Holding AG	1,592	127,666
Valora Holding AG(b)	944	134,923
VAT Group AG(b)(d)	1,597	299,345
Vetropack Holding AG(b)	1,501	83,685
Vontobel Holding AG	3,679	225,184
Wizz Air Holdings PLC(b)(d)	2,467	101,883

		11,742,520

Taiwan-0.04%
FIT Hon Teng Ltd.(b)(d)	280,897	109,753

Turkey-0.11%
Eldorado Gold Corp.(b)	27,637	346,149

Ukraine-0.08%
Ferrexpo PLC	100,459	247,447

United Arab Emirates-0.01%
Borr Drilling Ltd.(b)	38,631	14,993
Network International Holdings PLC(b)(d)	10,504	30,206
NMC Health PLC(b)(c)	2,523	0

		45,199

	Shares	Value
United Kingdom-7.08%
888 Holdings PLC	54,098	$187,463
AG Barr PLC(b)	10,841	66,092
Airtel Africa PLC(d)	103,386	82,479
Ascential PLC(b)(d)	30,819	110,143
Ashmore Group PLC	29,692	136,751
Assura PLC	199,407	196,469
Auto Trader Group PLC(d)	27,652	207,016
Avast PLC(d)	13,144	80,625
AVEVA Group PLC	2,350	130,354
B&M European Value Retail S.A.	108,587	680,674
Balfour Beatty PLC(b)	136,158	376,048
Big Yellow Group PLC	13,689	194,699
Bodycote PLC	33,633	282,886
Brewin Dolphin Holdings PLC	35,270	110,818
Britvic PLC	37,603	358,821
Cairn Energy PLC(b)	73,833	132,698
Capital & Counties Properties PLC	95,804	129,573
Card Factory PLC	106,892	44,504
Chemring Group PLC	32,516	109,522
Cineworld Group PLC(a)	220,199	81,173
Coats Group PLC(b)	160,618	117,962
Computacenter PLC	12,798	376,297
Concentric AB(b)	5,349	88,578
ConvaTec Group PLC(d)	126,114	294,659
Countryside Properties PLC(d)	35,877	156,424
Cranswick PLC	5,501	228,890
Crest Nicholson Holdings PLC(b)	63,369	180,096
Daily Mail and General Trust PLC, Class A	19,445	169,963
Dechra Pharmaceuticals PLC	3,955	178,574
Dialog Semiconductor PLC(b)	9,747	372,177
Diploma PLC	6,301	181,357
Domino’s Pizza Group PLC	41,744	178,873
Drax Group PLC	95,551	365,453
Dunelm Group PLC	10,695	180,187
Electrocomponents PLC	48,995	430,467
Elementis PLC(b)	106,050	102,019
Equiniti Group PLC(b)(d)	48,016	64,196
Essentra PLC(b)	26,638	84,936
Firstgroup PLC(b)	168,606	89,427
Frasers Group PLC(b)	44,389	215,116
Games Workshop Group PLC	1,388	186,109
Genus PLC	3,437	182,295
Go-Ahead Group PLC (The)	7,245	54,802
Grafton Group PLC(b)	38,225	332,383
Grainger PLC	47,044	170,075
Great Portland Estates PLC	34,361	256,354
Greggs PLC(b)	8,392	139,651
Halfords Group PLC	43,091	133,999
Halma PLC	15,306	468,643
Hargreaves Lansdown PLC	13,005	227,429
Hastings Group Holdings PLC(d)	46,439	149,754
Hill & Smith Holdings PLC	6,164	95,641
HomeServe PLC	20,073	286,796
Howden Joinery Group PLC(b)	48,065	395,759
Hunting PLC	40,247	72,595
Ibstock PLC(b)(d)	53,573	111,247
Indivior PLC(b)	179,720	256,313
Intu Properties PLC(a)(b)(c)	628,322	0
J D Wetherspoon PLC(b)	7,804	86,981
JD Sports Fashion PLC	17,695	169,584

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2020

	Shares	Value
United Kingdom-(continued)
John Laing Group PLC(d)	44,489	$161,873
Jupiter Fund Management PLC	97,388	292,392
Just Group PLC(b)	145,004	78,933
Lancashire Holdings Ltd.	25,559	210,349
LondonMetric Property PLC	67,999	189,737
Marshalls PLC(b)	13,260	114,787
Marston’s PLC	143,287	89,522
McCarthy & Stone PLC(b)(d)	48,782	74,050
Metro Bank PLC(a)(b)	84,326	65,922
Mitchells & Butlers PLC(b)	30,448	61,731
Moneysupermarket.com Group PLC	53,369	167,823
Morgan Advanced Materials PLC(b)	35,128	113,551
National Express Group PLC(b)	48,844	94,543
NewRiver REIT PLC	59,562	48,904
Ocado Group PLC(b)	12,201	359,059
OneSavings Bank PLC(b)	35,485	141,225
PageGroup PLC(b)	61,175	282,859
Paragon Banking Group PLC	47,371	180,812
Petrofac Ltd.(b)	88,547	135,901
Pets at Home Group PLC	77,615	386,974
Picton Property Income Ltd. (The)	64,641	52,071
Playtech PLC(b)	76,241	335,368
Polypipe Group PLC(b)	18,328	109,011
Premier Oil PLC(a)(b)	393,508	57,292
Primary Health Properties PLC	73,886	137,570
Provident Financial PLC(b)	47,564	143,296
PZ Cussons PLC	32,190	96,562
QinetiQ Group PLC	60,434	184,726
Rank Group PLC	21,534	25,059
Rathbone Brothers PLC	4,552	85,343
Redde Northgate PLC	31,066	71,500
Redrow PLC(b)	29,334	157,632
Renishaw PLC(b)	2,637	190,769
Restaurant Group PLC (The)	94,116	49,285
Rightmove PLC(a)(b)	22,423	179,176
Rotork PLC	77,504	281,598
Safestore Holdings PLC	16,213	168,441
Saga PLC(b)	16,027	28,598
Savills PLC(b)	18,968	203,931
Senior PLC(b)	71,703	50,806
Serco Group PLC(b)	157,315	263,210
Shaftesbury PLC	27,423	161,334
Shaftesbury PLC, Rts., expiring 11/18/2020(b)	3,356	2,387
SIG PLC(b)	118,681	36,829
Softcat PLC	6,718	97,722
Spirax-Sarco Engineering PLC	4,148	604,988
Spirent Communications PLC	39,902	149,363

Investment Abbreviations:

BR-Bearer Shares

CVA-Dutch Certificates

REIT-Real Estate Investment Trust

RSP-Registered Savings Plan Shares

Rts.-Rights

Wts.-Warrants

	Shares	Value
United Kingdom-(continued)
SSP Group PLC	48,252	$116,482
St Modwen Properties PLC	13,521	57,955
Stagecoach Group PLC	76,940	37,843
Superdry PLC.	18,154	42,299
Synthomer PLC	60,233	293,768
TalkTalk Telecom Group PLC	92,425	114,964
Telecom Plus PLC	7,634	131,281
TP ICAP PLC	75,514	186,296
Tritax Big Box REIT PLC	165,913	335,947
UK Commercial Property REIT Ltd	98,547	86,901
Ultra Electronics Holdings PLC	9,181	223,175
UNITE Group PLC (The)(b)	17,029	183,414
Vectura Group PLC(b)	71,301	94,958
Vesuvius PLC	50,663	261,505
Victrex PLC	11,627	277,372
Virgin Money UK PLC(b)	193,440	233,010
Vistry Group PLC(b)	25,372	178,793
WH Smith PLC	11,125	143,415
Workspace Group PLC	15,239	121,574

		21,826,635

United States-0.31%
Primo Water Corp.	22,343	279,842
Reliance Worldwide Corp. Ltd.	84,192	242,999
Sims Ltd.	66,649	445,109

		967,950

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.71% (Cost $304,839,194)		307,202,459

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.93%
Invesco Private Government Fund, 0.04%(f)(g)(h)	5,949,871	5,949,871
Invesco Private Prime Fund, 0.11%(f)(g)(h)	9,234,763	9,237,533

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $15,187,085)		15,187,404

TOTAL INVESTMENTS IN SECURITIES-104.64% (Cost $320,026,279)		322,389,863
OTHER ASSETS LESS LIABILITIES-(4.64)%		(14,283,548)

NET ASSETS-100.00%		$308,106,315

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2020

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2020.
(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $12,615,342, which represented 4.09% of the Fund’s Net Assets.

(e)	Restricted security. The aggregate value of these securities at October 31, 2020 was $185,749, which represented less than 1% of the Fund’s Net Assets.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$—	$1,833,481	$(1,833,481)	$—	$—	$—	$3
Invesco Premier U.S. Government Money Portfolio, Institutional Class	138,610	14,299,426	(14,438,036)	—	—	—	3,559
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	15,926,925	28,479,806	(44,406,731)	—	—	—	87,107	*
Invesco Liquid Assets Portfolio, Institutional Class	5,308,975	8,025,743	(13,334,050)	(228)	(440)	—	33,407	*
Invesco Private Government Fund	—	50,425,889	(44,476,018)	—	—	5,949,871	2,718	*
Invesco Private Prime Fund	—	15,885,480	(6,648,932)	319	666	9,237,533	2,460	*

Total	$21,374,510	$118,949,825	$(125,137,248)	$91	$226	$15,187,404	$129,254

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco FTSE RAFI Emerging Markets ETF (PXH)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.75%
Brazil-8.08%
Ambev S.A.	1,231,250	$2,600,872
B3 S.A. - Brasil, Bolsa, Balcao	198,085	1,753,770
Banco Bradesco S.A.	536,511	1,690,670
Banco Bradesco S.A., Preference Shares	2,014,836	7,044,588
Banco BTG Pactual S.A.	50,100	629,943
Banco do Brasil S.A.	645,658	3,336,907
Banco Santander Brasil S.A.	204,400	1,136,146
Braskem S.A., Class A, Preference Shares(a)	174,609	691,653
BRF S.A.(a)	276,300	804,078
CCR S.A.	353,800	684,774
Centrais Eletricas Brasileiras S.A.	172,910	931,423
Centrais Eletricas Brasileiras S.A., Class B, Preference Shares	81,800	439,643
Cia Brasileira de Distribuicao	92,379	992,522
Cia de Saneamento Basico do Estado de Sao Paulo	94,492	696,481
Cia Energetica de Minas Gerais	51,905	104,602
Cia Energetica de Minas Gerais, Preference Shares	604,680	1,074,917
Cia Paranaense de Energia	8,900	84,755
Cia Paranaense de Energia, Class B, Preference Shares	46,308	496,008
Cia Siderurgica Nacional S.A.	345,482	1,230,697
Cielo S.A.	1,054,622	616,385
Cogna Educacao	666,200	495,664
Embraer S.A.(a)	412,167	431,038
Equatorial Energia S.A.	140,700	486,325
Gerdau S.A., Preference Shares	514,117	1,944,657
IRB Brasil Resseguros S.A.	221,600	235,974
Itau Unibanco Holding S.A.	278,900	1,063,167
Itau Unibanco Holding S.A., Preference Shares	2,569,575	10,463,687
Klabin S.A.	202,300	832,917
Lojas Americanas S.A.	32,810	114,772
Lojas Americanas S.A., Preference Shares	112,720	454,125
Lojas Renner S.A.	77,646	504,309
Marfrig Global Foods S.A.(a)	275,900	658,887
Metalurgica Gerdau S.A., Preference Shares	1,055,700	1,794,287
Petrobras Distribuidora S.A.	375,000	1,247,399
Petroleo Brasileiro S.A.	1,150,662	3,791,637
Petroleo Brasileiro S.A., Preference Shares	1,822,547	5,986,653
Suzano S.A.(a)	125,768	1,091,691
Telefonica Brasil S.A.	14,500	107,304
Telefonica Brasil S.A., Preference Shares	214,943	1,585,792
TIM S.A.	271,866	558,726
Ultrapar Participacoes S.A.	792,292	2,250,736
Vale S.A.	1,451,638	15,243,961

		78,384,542

Canada-0.15%
Canadian Solar, Inc.(a)(b)	38,709	1,407,072

Chile-0.59%
Banco de Chile	17,270,656	1,332,065

	Shares	Value
Chile-(continued)
Banco Santander Chile	29,816,512	$1,042,767
Enel Americas S.A.	12,082,393	1,601,557
Enel Chile S.A.	9,907,755	664,203
Falabella S.A.	308,618	845,278
Latam Airlines Group S.A.(a)	174,393	262,413

		5,748,283

China-40.21%
Agile Group Holdings Ltd.	731,839	1,000,341
Agricultural Bank of China Ltd., A Shares	6,775,600	3,185,448
Agricultural Bank of China Ltd., H Shares	20,567,006	6,948,626
Air China Ltd., A Shares	208,100	210,889
Air China Ltd., H Shares	848,888	547,327
Alibaba Group Holding Ltd., ADR(a)	90,250	27,498,272
Aluminum Corp. of China Ltd., A Shares(a)	869,900	372,618
Aluminum Corp. of China Ltd., H Shares(a)	3,765,415	820,590
Anhui Conch Cement Co. Ltd., A Shares	64,200	487,139
Anhui Conch Cement Co. Ltd., H Shares	270,851	1,688,704
ANTA Sports Products Ltd.	101,589	1,117,435
Baidu, Inc., ADR(a)	61,531	8,186,700
Bank of China Ltd., A Shares	3,423,000	1,624,599
Bank of China Ltd., H Shares	47,464,031	14,995,374
Bank of Communications Co. Ltd., A Shares	2,429,093	1,642,308
Bank of Communications Co. Ltd., H Shares	6,136,146	3,014,722
Baoshan Iron & Steel Co. Ltd., A Shares	1,142,800	910,801
Beijing Enterprises Holdings Ltd.	210,684	633,015
Beijing Enterprises Water Group Ltd.	1,969,199	746,558
BYD Co. Ltd., A Shares	25,100	598,673
BYD Co. Ltd., H Shares	124,141	2,466,860
China CITIC Bank Corp. Ltd., A Shares	577,201	435,041
China CITIC Bank Corp. Ltd., H Shares	7,540,512	3,062,936
China Communications Construction Co. Ltd., A Shares	375,000	413,607
China Communications Construction Co. Ltd., H Shares	4,363,533	2,278,872
China Communications Services Corp. Ltd., H Shares	1,373,252	796,873
China Conch Venture Holdings Ltd.	194,471	863,914
China Construction Bank Corp., A Shares	425,200	399,168
China Construction Bank Corp., H Shares	53,428,354	36,859,732
China Everbright Bank Co. Ltd., A Shares	2,173,900	1,271,856
China Everbright Bank Co. Ltd., H Shares	2,247,864	776,840
China Everbright Environment Group Ltd.	1,546,217	777,610
China Evergrande Group(b)	1,125,897	2,235,867
China Gas Holdings Ltd.	274,907	841,930
China Jinmao Holdings Group Ltd.	2,092,562	1,055,071
China Life Insurance Co. Ltd., A Shares	84,500	581,141
China Life Insurance Co. Ltd., H Shares	1,696,260	3,683,504
China Longyuan Power Group Corp. Ltd., H Shares	1,610,077	1,100,396
China Merchants Bank Co. Ltd., A Shares	502,900	2,988,038
China Merchants Bank Co. Ltd., H Shares	1,278,860	6,645,913
China Merchants Port Holdings Co. Ltd.	568,540	602,642

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2020

	Shares	Value
China-(continued)
China Minsheng Banking Corp. Ltd., A Shares	2,137,345	$1,684,305
China Minsheng Banking Corp. Ltd., H Shares	5,389,750	2,946,871
China Mobile Ltd.	3,013,215	18,320,546
China National Building Material Co. Ltd., H Shares	3,228,837	3,701,472
China Overseas Land & Investment Ltd.	1,720,919	4,305,155
China Pacific Insurance (Group) Co. Ltd., A Shares	170,800	813,443
China Pacific Insurance (Group) Co. Ltd., H Shares	905,654	2,820,370
China Petroleum & Chemical Corp., A Shares	2,388,500	1,390,279
China Petroleum & Chemical Corp., H Shares	24,442,770	9,487,319
China Railway Construction Corp. Ltd., A Shares	955,600	1,188,046
China Railway Construction Corp. Ltd., H Shares	1,978,821	1,337,102
China Railway Group Ltd., H Shares	3,882,736	1,782,438
China Resources Land Ltd.	967,852	3,937,630
China Resources Power Holdings Co. Ltd.	824,909	857,369
China Shenhua Energy Co. Ltd., A Shares	368,200	914,977
China Shenhua Energy Co. Ltd., H Shares	2,392,236	4,133,666
China Southern Airlines Co. Ltd., A Shares(a)	408,301	335,772
China Southern Airlines Co. Ltd., H Shares(a)(b)	979,530	511,563
China State Construction Engineering Corp. Ltd., A Shares	3,049,137	2,325,466
China Taiping Insurance Holdings Co. Ltd.	920,456	1,383,975
China Telecom Corp. Ltd., H Shares	9,697,537	3,051,251
China Tower Corp. Ltd., H Shares(c)	8,167,408	1,274,372
China Unicom Hong Kong Ltd.	4,645,513	2,851,460
China United Network Communications Ltd., A Shares	1,279,300	910,758
China Vanke Co. Ltd., A Shares	267,800	1,101,145
China Vanke Co. Ltd., H Shares	572,652	1,772,265
CIFI Holdings Group Co. Ltd.	1,241,032	856,177
CITIC Ltd.	1,236,625	881,840
CITIC Securities Co. Ltd., A Shares	154,400	659,752
CITIC Securities Co. Ltd., H Shares	467,161	1,007,232
CNOOC Ltd.	8,314,377	7,547,949
Country Garden Holdings Co. Ltd.	3,080,802	3,789,996
CRRC Corp. Ltd., A Shares	773,354	622,127
CRRC Corp. Ltd., H Shares	1,739,538	672,948
CSPC Pharmaceutical Group Ltd.	700,926	738,450
Dongfeng Motor Group Co. Ltd., H Shares	1,433,326	1,007,321
ENN Energy Holdings Ltd.	134,902	1,703,921
Fosun International Ltd.	1,301,958	1,568,088
GCL-Poly Energy Holdings Ltd.(a)	17,183,013	786,601
Geely Automobile Holdings Ltd.	1,063,244	2,182,743
GF Securities Co. Ltd., A Shares	137,300	315,576
GF Securities Co. Ltd., H Shares	467,879	602,734
Great Wall Motor Co. Ltd., A Shares	118,300	418,805
Great Wall Motor Co. Ltd., H Shares	1,510,340	2,442,299
Guangdong Investment Ltd.	590,687	874,432
Guangzhou Automobile Group Co. Ltd., A Shares	61,500	123,272

	Shares	Value
China-(continued)
Guangzhou Automobile Group Co. Ltd., H Shares	783,490	$803,206
Guangzhou R&F Properties Co. Ltd., H Shares	1,125,997	1,425,855
Haier Electronics Group Co. Ltd.	372,545	1,412,384
Haitong Securities Co. Ltd., A Shares(a)	172,500	361,467
Haitong Securities Co. Ltd., H Shares(a)	954,545	805,009
Hengan International Group Co. Ltd.	195,678	1,356,273
Huadian Power International Corp. Ltd., A Shares	566,909	284,292
Huadian Power International Corp. Ltd., H Shares	1,984,671	491,379
Huaneng Power International, Inc., A Shares	540,600	393,739
Huaneng Power International, Inc., H Shares	4,736,772	1,765,253
Huatai Securities Co. Ltd., A Shares	125,600	381,663
Huatai Securities Co. Ltd., H Shares(c)	397,447	641,668
Huaxia Bank Co. Ltd., A Shares	845,800	764,984
Industrial & Commercial Bank of China Ltd., A Shares	3,249,412	2,386,064
Industrial & Commercial Bank of China Ltd., H Shares	43,222,275	24,300,808
Industrial Bank Co. Ltd., A Shares	911,700	2,422,056
JD.com, Inc., ADR(a)	114,663	9,347,328
Jiangxi Copper Co. Ltd., A Shares	134,000	295,991
Jiangxi Copper Co. Ltd., H Shares	1,057,748	1,257,592
Kunlun Energy Co. Ltd.	1,973,207	1,272,241
Kweichow Moutai Co. Ltd., A Shares	5,400	1,345,946
Longfor Group Holdings Ltd.(c)	420,871	2,298,418
Meituan Dianping, B Shares(a)	148,969	5,536,260
Metallurgical Corp. of China Ltd., A Shares	1,184,700	457,952
Metallurgical Corp. of China Ltd., H Shares	3,011,313	485,392
NetEase, Inc., ADR	32,293	2,802,709
New China Life Insurance Co. Ltd., A Shares	48,700	466,634
New China Life Insurance Co. Ltd., H Shares	276,692	1,100,724
People’s Insurance Co. Group of China Ltd. (The), H Shares	2,968,422	880,400
PetroChina Co. Ltd., H Shares	17,636,897	4,935,243
PICC Property & Casualty Co. Ltd., H Shares	2,826,244	1,909,710
Ping An Bank Co. Ltd., A Shares	529,500	1,402,738
Ping An Insurance (Group) Co. of China Ltd., A Shares	183,900	2,136,195
Ping An Insurance (Group) Co. of China Ltd., H Shares	1,284,221	13,173,663
Postal Savings Bank of China Co. Ltd., H Shares(c)	3,724,196	1,824,915
SAIC Motor Corp. Ltd., A Shares	530,856	1,834,172
Shanghai Pharmaceuticals Holding Co. Ltd., A Shares	76,800	228,330
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	489,245	757,067
Shanghai Pudong Development Bank Co. Ltd., A Shares	1,396,052	1,929,411

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2020

	Shares	Value
China-(continued)
Shenzhou International Group Holdings Ltd.	76,985	$1,329,270
Shimao Group Holdings Ltd.	660,509	2,329,500
Sino Biopharmaceutical Ltd.	894,304	901,817
Sinopec Shanghai Petrochemical Co. Ltd., A Shares	333,100	164,556
Sinopec Shanghai Petrochemical Co. Ltd., H Shares	2,731,302	503,654
Sinopharm Group Co. Ltd., H Shares	716,058	1,636,208
Sunac China Holdings Ltd.	408,866	1,507,904
Tencent Holdings Ltd.	254,966	19,431,054
Trip.com Group Ltd., ADR(a)	78,294	2,251,735
Vipshop Holdings Ltd., ADR(a)	112,717	2,412,144
Weichai Power Co. Ltd., A Shares	137,700	310,946
Weichai Power Co. Ltd., H Shares	616,164	1,163,226
Xiaomi Corp., B Shares(a)(c)	1,283,754	3,641,926
Yangzijiang Shipbuilding Holdings Ltd.	1,242,758	837,303
Yanzhou Coal Mining Co. Ltd., A Shares	68,700	92,383
Yanzhou Coal Mining Co. Ltd., H Shares	1,386,913	1,006,895
Zijin Mining Group Co. Ltd., A Shares	362,800	378,492
Zijin Mining Group Co. Ltd., H Shares	1,475,626	1,067,495
ZTO Express Cayman, Inc., ADR	34,779	1,007,895

		389,958,762

Hong Kong-0.12%
Nine Dragons Paper Holdings Ltd.	871,363	1,157,345

India-8.70%
Axis Bank Ltd.(a)	327,901	2,179,148
Bharat Petroleum Corp. Ltd.	591,635	2,829,741
Bharti Airtel Ltd.	296,344	1,734,497
Bharti Infratel Ltd.	289,931	725,928
Coal India Ltd.	1,016,445	1,566,346
GAIL (India) Ltd.	530,786	607,012
Grasim Industries Ltd.	155,813	1,636,502
HCL Technologies Ltd.	200,907	2,282,544
Hero MotoCorp Ltd.	35,155	1,328,165
Hindalco Industries Ltd.	740,124	1,704,310
Hindustan Petroleum Corp. Ltd.	657,659	1,665,280
Hindustan Unilever Ltd.	45,130	1,261,381
Housing Development Finance Corp. Ltd.	207,243	5,379,243
Indiabulls Housing Finance Ltd.	304,725	575,670
Indian Oil Corp. Ltd.	1,430,721	1,535,794
Infosys Ltd.	662,194	9,477,083
ITC Ltd.	606,811	1,353,109
Jindal Steel & Power Ltd.(a)	388,116	1,002,924
JSW Steel Ltd.	469,876	1,959,204
Larsen & Toubro Ltd.	84,342	1,057,867
Mahindra & Mahindra Ltd.	237,526	1,903,862
Maruti Suzuki India Ltd.	18,895	1,775,887
NTPC Ltd.	1,283,964	1,517,731
Oil & Natural Gas Corp. Ltd.	1,697,870	1,486,918
Power Finance Corp. Ltd.	503,800	592,126
REC Ltd.	537,667	746,200
Reliance Industries Ltd.	561,273	15,560,306
Shriram Transport Finance Co. Ltd.	48,731	455,993
State Bank of India(a)	777,603	1,985,782
Sun Pharmaceutical Industries Ltd.	209,908	1,319,228
Tata Consultancy Services Ltd.	117,930	4,240,674
Tata Motors Ltd.(a)	1,428,074	2,556,206
Tata Motors Ltd., Class A(a)	554,442	415,602

	Shares	Value
India-(continued)
Tata Steel Ltd.	259,890	$1,439,771
Tech Mahindra Ltd.	81,632	895,878
Vedanta Ltd.	1,870,804	2,417,157
Vodafone Idea Ltd.(a)	15,501,603	1,830,301
Wipro Ltd.	286,213	1,315,829
Yes Bank Ltd.(a)	409,658	68,546

		84,385,745

Indonesia-1.10%
PT Astra International Tbk	3,593,350	1,332,918
PT Bank Central Asia Tbk	862,720	1,707,743
PT Bank Mandiri (Persero) Tbk	4,724,786	1,865,685
PT Bank Negara Indonesia (Persero) Tbk	2,709,648	878,204
PT Bank Rakyat Indonesia (Persero) Tbk	10,879,000	2,499,380
PT Telekomunikasi Indonesia (Persero) Tbk	12,997,900	2,328,513

		10,612,443

Malaysia-0.63%
CIMB Group Holdings Bhd	968,400	687,553
Malayan Banking Bhd	946,300	1,594,248
MISC Bhd	601,100	953,369
Public Bank Bhd	489,400	1,776,210
Tenaga Nasional Bhd	487,000	1,118,166

		6,129,546

Mexico-2.98%
America Movil S.A.B. de C.V., Series L(b)	10,886,601	6,605,382
Cemex S.A.B. de C.V., Series CPO(d)	14,112,405	5,810,112
Coca-Cola FEMSA S.A.B. de C.V., Series L	188,568	711,822
Fibra Uno Administracion S.A. de C.V.	1,124,248	849,097
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO(b)(e)	602,141	3,217,362
Grupo Financiero Banorte S.A.B. de C.V., Class O(a)	908,944	4,036,903
Grupo Mexico S.A.B. de C.V., Class B	907,895	2,570,822
Grupo Televisa S.A.B., Series CPO(a)(b)(f)	954,233	1,203,246
Orbia Advance Corp. S.A.B. de C.V.(b)	390,735	688,825
Wal-Mart de Mexico S.A.B. de C.V., Series V	1,330,326	3,204,287

		28,897,858

Romania-0.04%
NEPI Rockcastle PLC	109,617	388,378

Russia-7.64%
Aeroflot PJSC(a)	564,289	403,938
Alrosa PJSC	1,209,269	1,086,536
Gazprom PJSC	9,176,317	17,893,746
Inter RAO UES PJSC	14,242,381	910,939
LUKOIL PJSC	235,985	12,008,924
Magnit PJSC	70,012	4,157,341
MMC Norilsk Nickel PJSC	12,901	3,061,345
Mobile TeleSystems PJSC	558,779	2,186,259
Moscow Exchange MICEX-RTS PJSC	507,857	856,145
Novatek PJSC	170,860	2,052,792
Novolipetsk Steel PJSC	639,213	1,495,752
Rosneft Oil Co. PJSC	682,704	3,015,535
Rosseti PJSC	41,904,761	766,530
RusHydro PJSC	84,801,905	770,272
Sberbank of Russia PJSC	4,547,467	11,500,894
Severstal PAO	144,014	1,968,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2020

	Shares	Value
Russia-(continued)
Sistema PJSFC	4,117,214	$1,308,340
Surgutneftegas PJSC	4,230,415	1,753,636
Surgutneftegas PJSC, Preference Shares	4,728,102	2,156,532
Tatneft PJSC	509,008	2,628,687
Tatneft PJSC, Preference Shares	49,211	245,970
VTB Bank PJSC	4,608,405,589	1,898,440

		74,126,873

Saudi Arabia-2.70%
Al Rajhi Bank	247,701	4,345,979
Alinma Bank(a)	248,146	1,011,031
Etihad Etisalat Co.(a)	171,811	1,282,753
National Commercial Bank	185,816	1,934,809
Riyad Bank	232,877	1,117,720
Samba Financial Group	179,733	1,322,729
Saudi Arabian Oil Co.(c)	140,638	1,263,766
Saudi Basic Industries Corp	305,542	7,332,422
Saudi Kayan Petrochemical Co.(a)	441,250	1,115,391
Saudi Telecom Co	106,799	2,839,202
Savola Group (The)	101,439	1,238,809
Yanbu National Petrochemical Co., Class A	88,363	1,354,791

		26,159,402

South Africa-4.65%
Absa Group Ltd.	356,956	1,909,697
Aspen Pharmacare Holdings Ltd.(a)	186,157	1,209,254
Bid Corp. Ltd.	102,416	1,403,680
Bidvest Group Ltd. (The)	124,417	1,020,374
Discovery Ltd.	125,348	825,432
Exxaro Resources Ltd.	112,552	755,230
FirstRand Ltd.	1,246,712	2,884,922
Foschini Group Ltd. (The)	125,517	664,557
Gold Fields Ltd.	216,162	2,296,815
Growthpoint Properties Ltd.	1,009,459	659,150
Impala Platinum Holdings Ltd.	90,152	792,123
Mr Price Group Ltd.	82,695	625,324
MTN Group Ltd.	540,935	1,923,879
MultiChoice Group	178,397	1,470,873
Naspers Ltd., Class N	24,223	4,712,772
Nedbank Group Ltd.	178,667	1,055,371
Netcare Ltd.	794,761	630,967
Old Mutual Ltd.	2,376,641	1,371,976
Remgro Ltd.	173,907	924,400
Sanlam Ltd.	598,853	1,742,151
Sappi Ltd.(a)	659,981	941,510
Sasol Ltd.(a)	331,445	1,714,059
Shoprite Holdings Ltd.	318,429	2,526,267
Sibanye Stillwater Ltd.	371,549	1,073,116
SPAR Group Ltd. (The)	108,950	1,157,641
Standard Bank Group Ltd.	504,168	3,291,152
Telkom S.A. SOC Ltd.	490,689	773,687
Tiger Brands Ltd.	93,652	1,161,316
Truworths International Ltd.	294,640	567,022
Vodacom Group Ltd.	240,016	1,809,934
Woolworths Holdings Ltd.	560,174	1,204,208

		45,098,859

Taiwan-17.16%
ASE Technology Holding Co. Ltd.	1,311,000	2,896,681
Asia Cement Corp.	879,000	1,264,560

	Shares	Value
Taiwan-(continued)
Asustek Computer, Inc.	185,738	$1,574,684
AU Optronics Corp.(a)	10,444,000	4,217,253
Catcher Technology Co. Ltd.	316,000	1,994,092
Cathay Financial Holding Co. Ltd.	2,172,440	2,916,486
Chailease Holding Co. Ltd.	303,418	1,469,170
China Development Financial Holding Corp.	3,071,000	899,714
China Steel Corp.	1,363,360	967,581
Chunghwa Telecom Co. Ltd.	1,231,000	4,604,926
Compal Electronics, Inc.	1,505,000	978,656
CTBC Financial Holding Co. Ltd.	3,809,838	2,404,167
Delta Electronics, Inc.	665,506	4,420,653
E.Sun Financial Holding Co. Ltd.	2,181,318	1,853,131
Far Eastern New Century Corp.	962,000	866,030
Far EasTone Telecommunications Co. Ltd.	441,000	925,062
First Financial Holding Co. Ltd.	1,724,192	1,208,595
Formosa Chemicals & Fibre Corp.	602,920	1,450,204
Formosa Petrochemical Corp.	445,000	1,222,822
Formosa Plastics Corp.	696,280	1,925,490
Foxconn Technology Co. Ltd.	427,000	747,905
Fubon Financial Holding Co. Ltd.	1,694,928	2,411,718
Hon Hai Precision Industry Co. Ltd.	5,160,064	13,980,980
Hotai Motor Co. Ltd.	50,000	1,052,319
Innolux Corp.(a)	13,545,490	4,692,985
Largan Precision Co. Ltd.	12,000	1,269,075
Lite-On Technology Corp.	818,313	1,331,742
MediaTek, Inc.	387,091	9,175,370
Mega Financial Holding Co. Ltd.	2,226,080	2,144,091
Micro-Star International Co. Ltd.	282,000	1,133,777
Nan Ya Plastics Corp.	618,940	1,270,186
Novatek Microelectronics Corp.	156,000	1,456,185
Pegatron Corp.	927,106	1,993,358
Powertech Technology, Inc.	269,200	794,325
President Chain Store Corp.	110,000	992,186
Quanta Computer, Inc.	1,188,000	2,990,403
Shanghai Commercial & Savings Bank Ltd. (The)	594,000	769,406
Shin Kong Financial Holding Co. Ltd.	5,737,998	1,596,814
SinoPac Financial Holdings Co. Ltd.	2,339,000	874,973
Taishin Financial Holding Co. Ltd.	1,846,874	813,558
Taiwan Cement Corp.	1,868,821	2,649,350
Taiwan Mobile Co. Ltd.	431,400	1,473,518
Taiwan Semiconductor Manufacturing Co. Ltd.	3,733,000	56,379,674
Uni-President Enterprises Corp.	1,145,941	2,455,860
United Microelectronics Corp.	6,416,000	6,886,262
Wistron Corp.	1,806,875	1,800,337
Yageo Corp.	85,000	1,056,427
Yuanta Financial Holding Co. Ltd.	2,025,257	1,256,780
Zhen Ding Technology Holding Ltd.	217,000	917,965

		166,427,486

Tanzania-0.18%
AngloGold Ashanti Ltd.	76,467	1,735,723

Thailand-3.26%
Advanced Info Service PCL, NVDR	310,150	1,716,560
Bangkok Bank PCL, Foreign Shares	291,797	905,795
Banpu PCL, NVDR	4,430,153	931,018
Charoen Pokphand Foods PCL, NVDR	1,798,770	1,457,253

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2020

	Shares	Value
Thailand-(continued)
CP ALL PCL, NVDR(a)	970,083	$1,672,959
Indorama Ventures PCL, NVDR	959,682	680,484
IRPC PCL, NVDR	12,399,000	803,593
Kasikornbank PCL, Foreign Shares	318,482	779,153
Kasikornbank PCL, NVDR	162,584	397,755
Krung Thai Bank PCL, NVDR	4,192,778	1,163,633
PTT Exploration & Production PCL, NVDR	540,178	1,364,852
PTT Global Chemical PCL, NVDR	1,699,567	2,181,204
PTT PCL, NVDR	8,270,369	8,225,922
Siam Cement PCL (The), NVDR	432,915	4,694,803
Siam Commercial Bank PCL (The), NVDR	1,494,877	3,117,575
Thai Oil PCL, NVDR	988,508	1,086,272
Thanachart Capital PCL, NVDR	521,566	460,193

		31,639,024

Turkey-1.35%
Akbank T.A.S.(a)	2,007,587	1,142,335
BIM Birlesik Magazalar A.S.	132,286	1,054,122
Eregli Demir ve Celik Fabrikalari TAS	1,217,897	1,384,535
Haci Omer Sabanci Holding A.S.	1,176,510	1,155,037
KOC Holding A.S.	559,570	945,188
Tupras-Turkiye Petrol Rafinerileri A.S.(a)	127,356	1,135,615
Turk Hava Yollari AO(a)	796,006	856,492
Turkcell Iletisim Hizmetleri A.S.	976,465	1,700,631
Turkiye Garanti Bankasi A.S.(a)	1,486,217	1,170,110
Turkiye Halk Bankasi A.S.(a)	1,553,664	871,075
Turkiye Is Bankasi A.S., Class C(a)	1,780,053	1,085,062
Turkiye Vakiflar Bankasi T.A.O., Class D(a)	1,347,491	612,423

		13,112,625

United States-0.21%
JBS S.A.	601,882	2,030,282

Total Common Stocks & Other Equity Interests (Cost $1,049,306,528)		967,400,248

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

ETF-Exchange-Traded Fund

NVDR-Non-Voting Depositary Receipt

	Shares	Value
Money Market Funds-0.13%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(g)(h) (Cost $1,309,256)	1,309,256	$1,309,256

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $1,050,615,784)		968,709,504

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.19%
Invesco Private Government Fund, 0.04%(g)(h)(i)	740,440	740,440
Invesco Private Prime Fund, 0.11%(g)(h)(i)	1,110,327	1,110,660

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,851,100)		1,851,100

TOTAL INVESTMENTS IN SECURITIES-100.07% (Cost $1,052,466,884)		970,560,604
OTHER ASSETS LESS LIABILITIES-(0.07)%		(716,641)

NET ASSETS-100.00%		$969,843,963

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2020

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2020.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $10,945,065, which represented 1.13% of the Fund’s Net Assets.

(d)	Each CPO for Cemex S.A.B. de C.V. represents two Series A shares and one Series B share.
(e)	Each CPO for Fomento Economico Mexicano, S.A.B. de C.V. represents one Series B share and four Series D shares.
(f)	Each CPO for Grupo Televisa S.A.B. represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(g)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2020	Dividend Income
Invesco MSCI Saudi Arabia UCITS ETF	$-	$3,582,435	$(4,619,750)	$-	$1,037,315	$-	$-
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	17,058,784	(15,749,528)	-	-	1,309,256	42
Invesco Premier U.S. Government Money Portfolio, Institutional Class	2,265,414	70,888,362	(73,153,776)	-	-	-	15,271
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	1,898,097	5,400,868	(7,298,965)	-	-	-	13,237	*
Invesco Liquid Assets Portfolio, Institutional Class	632,699	1,480,882	(2,113,644)	(34)	97	-	5,035	*
Invesco Private Government Fund	-	68,129,926	(67,389,486)	-	-	740,440	1,849	*
Invesco Private Prime Fund	-	18,937,971	(17,827,584)	-	273	1,110,660	1,466	*

Total	$4,796,210	$185,479,228	$(188,152,733)	$(34)	$1,037,685	$3,160,356	$36,900

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(h)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco Global Clean Energy ETF (PBD)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Austria-1.14%
Verbund AG	24,729	$1,422,419

Canada-8.41%
Ballard Power Systems, Inc.(a)	90,963	1,340,551
Boralex, Inc., Class A	51,069	1,484,174
Canadian Solar, Inc.(a)	43,600	1,584,860
Innergex Renewable Energy, Inc.	78,792	1,419,420
Lithium Americas Corp.(a)(b)	161,213	1,549,257
TransAlta Renewables, Inc.(b)	110,896	1,388,955
Xebec Adsorption, Inc.(a)	432,770	1,671,553

		10,438,770

Chile-1.17%
Sociedad Quimica y Minera de Chile S.A., ADR	39,357	1,456,603

China-13.47%
BYD Co. Ltd., H Shares	118,036	2,345,545
Daqo New Energy Corp., ADR(a)	11,258	2,055,823
JinkoSolar Holding Co. Ltd., ADR(a)(b)	57,608	3,358,547
NIO, Inc., ADR(a)	70,166	2,145,676
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares(b)	1,469,468	1,932,800
Xinyi Energy Holdings Ltd.	3,371,731	1,734,812
Xinyi Solar Holdings Ltd.	1,051,501	1,911,857
XPeng, Inc., ADR(a)(b)	64,158	1,243,382

		16,728,442

Denmark-3.40%
Novozymes A/S, Class B	20,098	1,207,808
Orsted A/S(c)	9,622	1,527,278
Vestas Wind Systems A/S	8,719	1,488,305

		4,223,391

Finland-0.99%
Caverion OYJ(a)	187,598	1,230,287

France-2.92%
Albioma S.A.	24,734	1,151,015
McPhy Energy S.A.(a)(b)	43,835	1,133,558
Neoen S.A.(a)(c)	24,982	1,338,612

		3,623,185

Germany-6.67%
CropEnergies AG	85,005	1,154,550
Encavis AG(b)	76,433	1,502,876
Nordex SE(a)	97,775	1,400,886
PNE AG	207,268	1,453,445
SMA Solar Technology AG(a)	29,737	1,287,190
VERBIO Vereinigte BioEnergie AG	69,173	1,479,378

		8,278,325

Guernsey-1.07%
Renewables Infrastructure Group Ltd. (The)	760,090	1,328,741

India-1.06%
Azure Power Global Ltd.(a)	49,586	1,322,459

Ireland-1.11%
Kingspan Group PLC(a)	15,773	1,375,232

Italy-2.84%
Falck Renewables S.p.A.	195,727	1,061,989

	Shares	Value
Italy-(continued)
Prysmian S.p.A.	44,969	$1,222,598
Terna Rete Elettrica Nazionale S.p.A.	183,853	1,242,991

		3,527,578

Japan-5.03%
eRex Co. Ltd.	128,553	1,432,602
GS Yuasa Corp.	73,843	1,279,926
RENOVA, Inc.(a)	114,879	1,827,471
West Holdings Corp.	50,067	1,707,374

		6,247,373

Netherlands-1.08%
Signify N.V.(a)(c)	37,510	1,336,584

New Zealand-3.30%
Mercury NZ Ltd.	377,208	1,333,738
Meridian Energy Ltd.	395,500	1,385,346
Tilt Renewables Ltd.(b)	537,832	1,382,713

		4,101,797

Norway-2.13%
NEL ASA(a)(b)	630,005	1,191,617
Scatec Solar ASA(c)	65,983	1,449,592

		2,641,209

South Korea-3.01%
CS Wind Corp.	13,885	1,220,000
Ecopro Co. Ltd.	30,139	1,128,851
Samsung SDI Co. Ltd.	3,569	1,390,234

		3,739,085

Spain-4.46%
Acciona S.A.(b)	11,180	1,129,096
EDP Renovaveis S.A.	78,716	1,496,418
Siemens Gamesa Renewable Energy S.A.	49,811	1,411,683
Solaria Energia y Medio Ambiente S.A.(a)	77,073	1,499,300

		5,536,497

Sweden-2.93%
Eolus Vind AB, Class B(b)	77,771	1,148,066
Nibe Industrier AB, Class B(a)	51,481	1,241,168
PowerCell Sweden AB(a)	50,070	1,252,151

		3,641,385

Switzerland-3.17%
Credit Suisse Real Estate Fund Green Property(b)	7,989	1,324,018
Gurit Holding AG, BR	642	1,343,469
Landis+Gyr Group AG(a)	22,669	1,266,328

		3,933,815

Taiwan-2.16%
Everlight Electronics Co. Ltd.	1,015,000	1,344,888
Sino-American Silicon Products, Inc.	383,000	1,333,641

		2,678,529

United Kingdom-3.50%
Ceres Power Holdings PLC(a)	194,292	1,763,562
Greencoat UK Wind PLC	766,948	1,336,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco Global Clean Energy ETF (PBD)–(continued)

October 31, 2020

	Shares	Value
United Kingdom-(continued)
ITM Power PLC(a)(b)	418,048	$1,248,638
ITM Power PLC, Rts., expiring 11/10/2020(a)(d)	2,564	0

		4,348,963

United States-24.97%
Ameresco, Inc., Class A(a)	44,882	1,723,020
Arcosa, Inc.	30,099	1,389,671
Bloom Energy Corp., Class A(a)	89,820	1,135,325
Cree, Inc.(a)	20,974	1,333,946
Enphase Energy, Inc.(a)	18,907	1,854,588
First Solar, Inc.(a)	18,383	1,600,148
FuelCell Energy, Inc.(a)(b)	581,423	1,162,846
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	31,706	1,326,896
Itron, Inc.(a)	22,857	1,553,133
Maxeon Solar Technologies Ltd.(a)	73,772	1,195,106
Ormat Technologies, Inc.	22,434	1,589,898
Plug Power, Inc.(a)(b)	107,363	1,503,082
Renewable Energy Group, Inc.(a)	30,277	1,707,623
SolarEdge Technologies, Inc.(a)	6,703	1,727,296
Sunnova Energy International, Inc.(a)	52,605	1,265,676
SunPower Corp.(a)(b)	119,784	1,915,346
Sunrun, Inc.(a)	22,247	1,157,289
TPI Composites, Inc.(a)	48,094	1,592,873
Universal Display Corp.	7,806	1,548,008

	Shares	Value
United States-(continued)
Veeco Instruments, Inc.(a)	119,132	$1,516,550
Willdan Group, Inc.(a)	46,191	1,208,819

		31,007,139

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $84,084,184)		124,167,808

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-14.87%
Invesco Private Government Fund, 0.04%(e)(f)(g)	7,420,921	7,420,921
Invesco Private Prime Fund, 0.11%(e)(f)(g)	11,038,297	11,041,609

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $18,462,467)		18,462,530

TOTAL INVESTMENTS IN SECURITIES-114.86% (Cost $102,546,651)		142,630,338
OTHER ASSETS LESS LIABILITIES-(14.86)%		(18,452,610)

NET ASSETS-100.00%		$124,177,728

Investment Abbreviations:

ADR-American Depositary Receipt

BR-Bearer Shares

Rts.-Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2020.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $5,652,066, which represented 4.55% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ -	$ 642,073	$(642,073)	$-	$-	$-	$1
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	3,477,518	(3,477,518)	-	-	-	315
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	6,892,188	28,159,631	(35,051,819)	-	-	-	41,314	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco Global Clean Energy ETF (PBD)–(continued)

October 31, 2020

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Invesco Liquid Assets Portfolio, Institutional Class	$2,297,396	$ 7,221,660	$(9,518,549)	$(200)	$(307)	$-	$15,859	*
Invesco Private Government Fund	-	51,565,536	(44,144,615)	-	-	7,420,921	1,854	*
Invesco Private Prime Fund	-	21,541,756	(10,500,667)	63	457	11,041,609	1,936	*

Total	$9,189,584	$112,608,174	$(103,335,241)	$(137)	$150	$18,462,530	$61,279

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco Global Water ETF (PIO)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.78%
Brazil-4.37%
Cia de Saneamento Basico do Estado de Sao Paulo	1,229,641	$9,063,431

Canada-0.70%
Stantec, Inc.	50,770	1,456,827

Cayman Islands-0.11%
Consolidated Water Co. Ltd.	22,616	227,517

China-2.65%
Beijing Enterprises Water Group Ltd.(a)	3,359,789	1,273,755
CT Environmental Group Ltd.(a)(b)	2,561,890	28,080
Guangdong Investment Ltd.	2,828,884	4,187,778

		5,489,613

France-6.30%
Suez S.A.	359,325	6,579,756
Veolia Environnement S.A.	347,721	6,476,632

		13,056,388

Hong Kong-0.19%
China Water Affairs Group Ltd.	557,706	399,140

Italy-1.39%
ACEA S.p.A.	34,777	690,290
Hera S.p.A.	699,817	2,200,990

		2,891,280

Japan-5.82%
Kurita Water Industries Ltd.	79,465	2,356,433
METAWATER Co. Ltd.	27,998	654,554
Miura Co. Ltd.	82,908	3,882,099
Organo Corp.	11,816	614,875
TOTO Ltd.	100,144	4,545,469

		12,053,430

Netherlands-1.62%
Aalberts N.V.	80,248	2,695,872
Arcadis N.V.(a)	28,325	659,887

		3,355,759

South Korea-1.68%
Coway Co. Ltd.	56,911	3,480,764

Spain-1.40%
Acciona S.A.(c)	28,669	2,895,353

Switzerland-7.91%
Belimo Holding AG	188	1,398,898
Geberit AG	26,333	14,997,355

		16,396,253

Thailand-0.25%
TTW PCL, NVDR	1,378,900	513,203

United Kingdom-12.86%
Halma PLC	198,045	6,063,791
HomeServe PLC	161,963	2,314,071

	Shares	Value
United Kingdom-(continued)
Pennon Group PLC	255,011	$3,272,893
Polypipe Group PLC(a)	70,147	417,221
Severn Trent PLC	159,619	5,015,214
Spirax-Sarco Engineering PLC	29,192	4,257,666
United Utilities Group PLC	475,485	5,308,203

		26,649,059

United States-52.53%
A.O. Smith Corp.	93,775	4,847,230
American Water Works Co., Inc.	59,434	8,945,411
Danaher Corp.	81,371	18,677,899
Ecolab, Inc.	85,248	15,650,680
Essential Utilities, Inc.	105,239	4,335,847
Ferguson PLC	85,057	8,492,558
IDEX Corp.	32,881	5,602,594
Pentair PLC	254,622	12,669,991
Reliance Worldwide Corp. Ltd.	897,147	2,589,389
Roper Technologies, Inc.	19,663	7,301,658
Toro Co. (The)	43,745	3,591,464
Waters Corp.(a)	38,843	8,654,997
Xylem, Inc.	86,270	7,517,568

		108,877,286

Total Common Stocks & Other Equity Interests (Cost $158,344,039)		206,805,303

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(d)(e) (Cost $82,272)	82,272	82,272

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.82% (Cost $158,426,311)		206,887,575

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.45%
Invesco Private Government Fund, 0.04%(d)(e)(f)	1,202,704	1,202,704
Invesco Private Prime Fund, 0.11%(d)(e)(f)	1,803,516	1,804,057

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,006,761)		3,006,761

TOTAL INVESTMENTS IN SECURITIES-101.27% (Cost $161,433,072)		209,894,336
OTHER ASSETS LESS LIABILITIES-(1.27)%		(2,632,333)

NET ASSETS-100.00%		$207,262,003

Investment Abbreviations:

NVDR-Non-Voting Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco Global Water ETF (PIO)–(continued)

October 31, 2020

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(c)	All or a portion of this security was out on loan at October 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,243,730	$(1,161,458)	$-	$-	$82,272	$5
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	8,168,803	(8,168,803)	-	-	-	277
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	2,256,993	22,521,053	(24,778,046)	-	-	-	10,713	*
Invesco Liquid Assets Portfolio, Institutional Class	752,331	7,214,024	(7,966,733)	(74)	452	-	4,210	*
Invesco Private Government Fund	-	37,626,873	(36,424,169)	-	-	1,202,704	334	*
Invesco Private Prime Fund	-	5,424,159	(3,620,114)	-	12	1,804,057	192	*

Total	$3,009,324	$82,198,642	$(82,119,323)	$(74)	$464	$3,089,033	$15,731

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco International BuyBack AchieversTM ETF (IPKW)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.41%
Australia-7.55%
Ansell Ltd.	67,994	$1,919,024
BlueScope Steel Ltd.	252,792	2,602,490
Genworth Mortgage Insurance Australia Ltd.	104,751	125,422
Qantas Airways Ltd.(a)	792,705	2,332,478

		6,979,414

Austria-0.70%
IMMOFINANZ AG(a)	48,267	646,574

Brazil-0.44%
Camil Alimentos S.A.	195,700	410,339

Canada-21.47%
Artis REIT	63,880	399,565
BRP, Inc.	20,285	1,094,768
Celestica, Inc.(a)	48,500	284,813
CI Financial Corp.	113,653	1,323,757
ECN Capital Corp.	121,941	482,880
Enerplus Corp.(b)	107,138	194,453
First Capital REIT(b)	95,778	849,061
Great-West Lifeco, Inc.	118,128	2,405,351
Home Capital Group, Inc.(a)	20,475	373,613
Knight Therapeutics, Inc.(a)	50,575	207,481
Magna International, Inc.	50,446	2,573,849
Nutrien Ltd.	117,743	4,782,661
Power Corp. of Canada	117,811	2,241,621
Seven Generations Energy Ltd., Class A(a)	123,431	436,940
TFI International, Inc.	49,387	2,197,200

		19,848,013

Colombia-0.77%
Parex Resources, Inc.(a)	73,157	711,626

Denmark-3.66%
Jyske Bank A/S(a)	28,790	856,973
Pandora A/S	31,913	2,527,495

		3,384,468

France-5.15%
Vivendi S.A.	164,899	4,761,726

Germany-2.02%
United Internet AG	53,368	1,871,187

India-5.13%
Wipro Ltd., ADR	979,189	4,739,275

Ireland-0.25%
Greencore Group PLC	193,544	226,353

Japan-29.49%
Bridgestone Corp.	50,236	1,629,042
Dai Nippon Printing Co. Ltd.	25,674	476,199
Daicel Corp.	22,558	160,543
Daito Trust Construction Co. Ltd.	5,446	494,381
DeNA Co. Ltd.	7,002	119,424
Duskin Co. Ltd.	4,008	102,059
Hokuetsu Corp.	14,896	49,017
Japan Post Insurance Co. Ltd.	16,008	252,661
K’s Holdings Corp.	18,672	238,267
Maxell Holdings Ltd.(a)	4,196	43,750
Medipal Holdings Corp.	19,338	344,436
METAWATER Co. Ltd.	2,352	54,986

	Shares	Value
Japan-(continued)
Mitsubishi Corp.	193,316	$4,300,329
Nikon Corp.	26,676	160,505
Nippon Telegraph & Telephone Corp.	225,856	4,744,402
Nomura Holdings, Inc.	276,320	1,227,766
Nomura Research Institute Ltd.	34,002	1,006,660
Olympus Corp.	222,590	4,235,044
Sankyo Co. Ltd.	4,886	124,230
Shimachu Co. Ltd.	3,118	164,937
Shinsei Bank Ltd.	14,774	176,938
Toa Corp.	1,780	31,619
Tokyo Electron Ltd.	17,812	4,753,729
Tokyo Steel Manufacturing Co. Ltd.	9,784	61,957
Toshiba Corp.	32,424	815,407
Unipres Corp.	2,894	22,285
Z Holdings Corp.	213,622	1,481,704

		27,272,277

Netherlands-5.05%
Akzo Nobel N.V.	45,413	4,374,773
AMG Advanced Metallurgical Group N.V.(b)	16,594	298,737

		4,673,510

Norway-0.13%
DNO ASA(b)	283,817	117,192

South Korea-2.65%
Daishin Securities Co. Ltd.	23,100	272,795
SK Holdings Co. Ltd.	13,557	2,180,446

		2,453,241

Spain-0.33%
Prosegur Cia de Seguridad S.A., Prosegur Cia de Seguridad S.A.	133,021	304,321

Sweden-2.09%
Lundin Energy AB	101,346	1,933,864

Switzerland-2.64%
Intershop Holding AG	653	400,399
Swiss Life Holding AG	6,066	2,039,759

		2,440,158

Taiwan-0.47%
Capital Securities Corp.	1,148,000	437,471

United Kingdom-9.42%
Daily Mail and General Trust PLC, Class A	94,637	827,192
Dialog Semiconductor PLC(a)	38,072	1,453,732
Great Portland Estates PLC	88,640	661,309
Micro Focus International PLC(a)	168,230	469,629
Standard Life Aberdeen PLC(b)	787,580	2,286,176
Subsea 7 S.A.(a)	104,747	689,046
Whitbread PLC(a)	83,761	2,325,266

		8,712,350

Total Common Stocks & Other Equity Interests (Cost $90,716,704)		91,923,359

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco International BuyBack AchieversTM ETF (IPKW)–(continued)

October 31, 2020

	Shares	Value
Money Market Funds-0.12%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(c)(d) (Cost $112,421)	112,421	$112,421

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.53% (Cost $90,829,125)		92,035,780

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.61%
Invesco Private Government Fund, 0.04%(c)(d)(e)	958,706	958,706

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(c)(d)(e)	1,455,188	$1,455,625

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,414,326)		2,414,331

TOTAL INVESTMENTS IN SECURITIES-102.14% (Cost $93,243,451)		94,450,111
OTHER ASSETS LESS LIABILITIES-(2.14)%		(1,979,648)

NET ASSETS-100.00%		$92,470,463

Investment Abbreviations:

ADR-American Depositary Receipt

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$476,994	$(364,573)	$-	$-	$112,421	$2
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	4,001,881	(4,001,881)	-	-	-	343
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	7,837,029	33,281,797	(41,118,826)	-	-	-	31,652	*
Invesco Liquid Assets Portfolio, Institutional Class	2,612,343	7,870,351	(10,480,991)	(53)	(1,650)	-	12,162	*
Invesco Private Government Fund	-	50,093,967	(49,135,261)	-	-	958,706	472	*
Invesco Private Prime Fund	-	8,267,062	(6,811,782)	5	340	1,455,625	406	*

Total	$10,449,372	$103,992,052	$(111,913,314)	$(48)	$(1,310)	$2,526,752	$45,037

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco MSCI Global Timber ETF (CUT)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Australia-0.85%
Orora Ltd.	353,937	$641,265

Brazil-5.06%
Duratex S.A.	114,142	379,484
Klabin S.A.	252,834	1,040,978
Suzano S.A.(a)	274,453	2,382,305

		3,802,767

Canada-4.15%
Canfor Corp.(a)	22,955	278,211
Canfor Pulp Products, Inc.	10,763	36,325
Cascades, Inc.	29,411	312,782
Interfor Corp.(a)	24,660	277,606
Norbord, Inc.	17,934	588,721
Stella-Jones, Inc.	22,266	724,081
West Fraser Timber Co. Ltd.	19,472	902,370

		3,120,096

Chile-1.14%
Empresas CMPC S.A.	412,473	856,941

China-1.03%
Lee & Man Paper Manufacturing Ltd.	478,635	361,066
Shandong Sun Paper Industry JSC Ltd., A Shares	57,000	118,335
Youyuan International Holdings Ltd.(a)(b)	337,463	5,657
Yunnan Energy New Material Co. Ltd., A Shares	19,200	285,986

		771,044

Finland-12.12%
Huhtamaki OYJ	35,559	1,736,364
Metsa Board OYJ	65,018	545,679
Stora Enso OYJ, Class R	213,293	3,111,889
UPM-Kymmene OYJ	131,359	3,712,107

		9,106,039

Germany-0.13%
Mercer International, Inc.	15,681	98,633

Hong Kong-1.06%
Nine Dragons Paper Holdings Ltd.	601,834	799,356

Indonesia-1.06%
PT Indah Kiat Pulp & Paper Corp. Tbk	1,002,932	625,761
PT Pabrik Kertas Tjiwi Kimia Tbk	399,511	166,634

		792,395

Ireland-4.17%
Smurfit Kappa Group PLC	83,095	3,128,355

Japan-4.06%
Daiken Corp.	3,973	74,033
Daio Paper Corp.	25,486	368,370
Hokuetsu Corp.	37,889	124,678
Nippon Paper Industries Co. Ltd.	36,272	408,381
Oji Holdings Corp.	316,160	1,327,666
Pack Corp. (The)(c)	4,392	123,013
Rengo Co. Ltd.	64,641	496,525
Tokushu Tokai Paper Co. Ltd.	3,117	129,999

		3,052,665

Pakistan-0.05%
Packages Ltd.	11,450	34,070

	Shares	Value
Portugal-0.46%
Altri SGPS S.A.	26,323	$101,615
Navigator Co. S.A. (The)	78,920	173,840
Semapa-Sociedade de Investimento e Gestao	8,939	67,161

		342,616

South Africa-0.38%
Sappi Ltd.(a)	200,869	286,554

South Korea-0.28%
Hansol Paper Co. Ltd.	6,108	73,207
Kuk-il Paper Manufacturing Co. Ltd.(a)	32,427	136,744

		209,951

Spain-0.29%
Ence Energia y Celulosa S.A.(a)(c)	54,177	121,010
Miquel y Costas & Miquel S.A.	6,819	93,252

		214,262

Sweden-7.21%
BillerudKorsnas AB	64,891	1,016,981
Holmen AB, Class B	36,449	1,381,607
Svenska Cellulosa AB S.C.A., Class B(a)	222,136	3,013,422

		5,412,010

Switzerland-2.57%
SIG Combibloc Group AG(a)	93,876	1,930,678

Taiwan-1.05%
Cheng Loong Corp.	264,000	313,346
Chung Hwa Pulp Corp.(a)	142,000	45,673
Longchen Paper & Packaging Co. Ltd.	244,000	137,340
YFY, Inc.	426,000	288,929

		785,288

Thailand-0.10%
Polyplex Thailand PCL, NVDR	98,426	76,107

United Kingdom-6.94%
DS Smith PLC(a)	503,187	1,841,908
Mondi PLC	178,025	3,367,627

		5,209,535

United States-45.79%
Amcor PLC	325,386	3,393,776
Avery Dennison Corp.	30,556	4,228,645
Boise Cascade Co.	14,371	551,559
CatchMark Timber Trust, Inc., Class A	17,871	155,299
Clearwater Paper Corp.(a)	6,075	225,686
Domtar Corp.	20,236	483,236
Glatfelter Corp.	16,247	231,845
Graphic Packaging Holding Co.	102,410	1,361,029
International Paper Co.	101,481	4,439,794
Louisiana-Pacific Corp.	41,139	1,175,753
Neenah, Inc.	6,156	231,650
Packaging Corp. of America	34,774	3,981,275
PotlatchDeltic Corp.	24,548	1,019,969
Ranpak Holdings Corp.(a)	10,617	90,563
Rayonier, Inc.	49,985	1,268,619
Schweitzer-Mauduit International, Inc., Class A	11,438	379,741
Sealed Air Corp.	57,073	2,259,520
Sonoco Products Co.	36,785	1,798,419
Verso Corp., Class A	10,923	84,981

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco MSCI Global Timber ETF (CUT)–(continued)

October 31, 2020

	Shares	Value
United States-(continued)
Westrock Co.	95,054	$3,569,278
Weyerhaeuser Co.	126,807	3,460,563

		34,391,200

Total Common Stocks & Other Equity Interests (Cost $68,122,294)		75,061,827

Exchange-Traded Funds-0.06%
India-0.06%
Invesco India ETF(c)(d) (Cost $52,058)	2,427	47,326

Money Market Funds-0.13%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(d)(e) (Cost $94,504)	94,504	94,504

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.14% (Cost $68,268,856)		75,203,657

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.36%
Invesco Private Government Fund, 0.04%(d)(e)(f)	109,632	$109,632
Invesco Private Prime Fund, 0.11%(d)(e)(f)	164,398	164,447

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $274,076)		274,079

TOTAL INVESTMENTS IN SECURITIES-100.50% (Cost $68,542,932)		75,477,736
OTHER ASSETS LESS LIABILITIES-(0.50)%		(376,687)

NET ASSETS-100.00%		$75,101,049

Investment Abbreviations:

NVDR-Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(c)	All or a portion of this security was out on loan at October 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Invesco India ETF	$73,870	$174,607	$(137,943)	$(3,291)	$(16,367)	$47,326	$1,347
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	378,469	(283,965)	-	-	94,504	2
Invesco Premier U.S. Government Money Portfolio, Institutional Class	208,217	6,077,623	(6,285,840)	-	-	-	2,123
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	1,898,798	25,025,621	(26,924,419)	-	-	-	15,173	*
Invesco Liquid Assets Portfolio, Institutional Class	632,933	7,568,210	(8,200,374)	(41)	(728)	-	6,372	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco MSCI Global Timber ETF (CUT)–(continued)

October 31, 2020

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Value October 31, 2020	Dividend Income
Invesco Private Government Fund	$-	$8,215,501	$(8,105,869)	$-	$-		$109,632	$90	*
Invesco Private Prime Fund	-	1,739,696	(1,575,262)	3	10		164,447	51	*

Total	$2,813,818	$49,179,727	$(51,513,672)	$(3,329)	$(17,085	)**	$415,909	$25,158

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco India ETF	$43,550

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco S&P Global Water Index ETF (CGW)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.87%
Austria-1.44%
ANDRITZ AG	304,232	$10,248,800

Brazil-1.18%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	1,139,164	8,407,030

Canada-4.19%
Algonquin Power & Utilities Corp.	1,963,739	29,750,274

China-2.91%
Beijing Enterprises Water Group Ltd.(a)	17,036,743	6,458,929
Guangdong Investment Ltd.	9,589,221	14,195,536

		20,654,465

France-7.83%
Suez S.A.	1,358,078	24,868,356
Veolia Environnement S.A.	1,652,002	30,770,096

		55,638,452

Hong Kong-0.29%
China Water Affairs Group Ltd.	2,834,630	2,028,691

Italy-2.23%
ACEA S.p.A.	141,975	2,818,067
Interpump Group S.p.A.	346,204	13,066,128

		15,884,195

Japan-2.47%
Kurita Water Industries Ltd.	453,202	13,439,126
METAWATER Co. Ltd.	127,505	2,980,890
Organo Corp.	22,364	1,163,766

		17,583,782

Netherlands-1.93%
Aalberts N.V.	407,867	13,701,990

Singapore-0.48%
Sembcorp Industries Ltd.	2,974,052	3,441,232

South Korea-2.02%
Coway Co. Ltd.	234,660	14,352,167

Spain-0.21%
Fomento de Construcciones y Contratas S.A.	177,276	1,499,189

Switzerland-7.45%
Geberit AG	62,037	35,331,748
Georg Fischer AG	17,491	17,652,256

		52,984,004

United Kingdom-14.82%
Halma PLC	1,193,130	36,531,550
Pennon Group PLC	1,403,180	18,008,863

Investment Abbreviations:

ADR-American Depositary Receipt

	Shares	Value
United Kingdom-(continued)
Severn Trent PLC	804,994	$25,292,838
United Utilities Group PLC	2,285,342	25,513,021

		105,346,272

United States-50.42%
Advanced Drainage Systems, Inc.	206,959	13,127,410
Aegion Corp.(a)	102,569	1,447,249
American States Water Co.	122,945	9,182,762
American Water Works Co., Inc.	471,957	71,034,248
Artesian Resources Corp., Class A	28,180	992,782
Badger Meter, Inc.	123,448	9,053,676
California Water Service Group	164,658	7,338,807
Energy Recovery, Inc.(a)	169,969	1,647,000
Essential Utilities, Inc.	747,591	30,800,749
Evoqua Water Technologies Corp.(a)	392,531	9,000,736
Forterra, Inc.(a)	80,203	1,046,649
Franklin Electric Co., Inc.	162,540	9,708,514
Gorman-Rupp Co. (The)	79,676	2,473,940
Lindsay Corp.	45,935	4,836,956
Middlesex Water Co.	58,216	3,733,974
Mueller Water Products, Inc., Class A	669,073	6,931,596
Northwest Pipe Co.(a)	41,552	1,113,594
Olin Corp.	602,342	9,968,760
Pentair PLC	707,001	35,180,370
Reliance Worldwide Corp. Ltd.	2,633,606	7,601,240
Rexnord Corp.	511,539	16,410,171
Select Energy Services, Inc., Class A(a)	265,210	800,934
SJW Group	87,499	5,310,314
Tetra Tech, Inc.	179,623	18,125,757
Watts Water Technologies, Inc., Class A	116,364	12,889,640
Xylem, Inc.	766,628	66,803,964
York Water Co. (The)	43,449	1,835,720

		358,397,512

Total Common Stocks & Other Equity Interests (Cost $590,632,212)		709,918,055

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(b)(c) (Cost $145,794)	145,794	145,794

TOTAL INVESTMENTS IN SECURITIES-99.89% (Cost $590,778,006)		710,063,849
OTHER ASSETS LESS LIABILITIES-0.11%		806,810

NET ASSETS-100.00%		$710,870,659

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco S&P Global Water Index ETF (CGW)—(continued)

October 31, 2020

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,330,536	$(2,184,742)	$-	$-	$145,794	$2
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	17,271,408	(17,271,408)	-	-	-	3,320
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	5,913,122	78,493,521	(84,406,643)	-	-	-	50,019	*
Invesco Liquid Assets Portfolio, Institutional Class	1,971,041	22,194,630	(24,165,629)	(139)	97	-	19,630	*
Invesco Private Government Fund	-	145,392,890	(145,392,890)	-	-	-	1,945	*
Invesco Private Prime Fund	-	23,767,365	(23,768,049)	-	684	-	1,211	*

Total	$7,884,163	$289,450,350	$(297,189,361)	$(139)	$781	$145,794	$76,127

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Invesco S&P International Developed Quality ETF (IDHQ)

October 31, 2020

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.50%
Australia-10.84%
Alumina Ltd.	53,184	$53,595
Aristocrat Leisure Ltd.	16,463	330,996
ASX Ltd.	5,584	312,258
Aurizon Holdings Ltd.	40,423	107,019
BHP Group Ltd.	80,224	1,903,075
BlueScope Steel Ltd.	9,424	97,020
Brambles Ltd.	61,778	416,049
Cochlear Ltd.	1,836	273,570
CSL Ltd.	11,008	2,222,945
Evolution Mining Ltd.	43,824	170,496
Fortescue Metals Group Ltd.	56,261	686,276
Insurance Australia Group Ltd.	56,505	189,277
Magellan Financial Group Ltd.	4,401	170,292
Medibank Pvt Ltd.	80,082	150,154
Newcrest Mining Ltd.	18,563	381,169
Qantas Airways Ltd.(a)	14,444	42,500
REA Group Ltd.	1,507	125,164
Rio Tinto PLC	24,994	1,408,063
Wesfarmers Ltd.	31,664	1,021,969
Woolworths Group Ltd.	29,056	778,639

		10,840,526

Austria-0.05%
ANDRITZ AG	1,574	53,024

Belgium-0.13%
Colruyt S.A.	1,198	70,919
Proximus SADP	3,105	60,383

		131,302

Canada-4.63%
Alimentation Couche-Tard, Inc., Class B	22,699	698,496
AltaGas Ltd.	5,623	71,229
Cameco Corp.	9,344	88,720
Canadian National Railway Co.	17,000	1,687,442
Canadian Pacific Railway Ltd.	3,870	1,155,587
Canadian Utilities Ltd., Class A(b)	2,699	63,034
CCL Industries, Inc., Class B	3,206	122,147
CGI,Inc.,Class A(a)	5,043	312,675
Great-West Lifeco, Inc.	5,811	118,325
IGM Financial, Inc.	1,939	42,536
Kirkland Lake Gold Ltd.	6,049	275,377

		4,635,568

China-0.21%
ENN Energy Holdings Ltd.	16,674	210,606

Denmark-5.05%
Carlsberg A/S, Class B	2,398	303,528
Chr. Hansen Holding A/S	2,780	280,025
Coloplast A/S, Class B	4,316	629,898
GN Store Nord A/S	2,981	214,406
Novo Nordisk A/S, Class B	49,772	3,197,067
Novozymes A/S, Class B	5,897	354,385
Tryg A/S	2,622	72,735

		5,052,044

Finland-2.26%
Elisa OYJ	3,986	196,124
Kone OYJ, Class B	12,851	1,023,014

	Shares	Value
Finland-(continued)
Neste OYJ(b)	10,928	$568,753
Orion OYJ, Class B	3,539	151,498
UPM-Kymmene OYJ	11,440	323,286

		2,262,675

France-3.52%
Hermes International	945	879,526
L’Oreal S.A.	5,040	1,630,333
Safran S.A.(a)	7,066	745,054
Sartorius Stedim Biotech	710	269,285

		3,524,198

Germany-2.07%
BASF SE	18,605	1,020,102
Evonik Industries AG	3,534	85,090
Knorr-Bremse AG	1,059	122,654
MTU Aero Engines AG	1,060	180,951
RWE AG	13,661	505,875
Siemens Healthineers AG(c)	3,653	156,825

		2,071,497

Hong Kong-1.24%
Hong Kong Exchanges & Clearing Ltd.	26,049	1,243,524

Ireland-0.40%
ICON PLC(a)	1,286	231,866
Ryanair Holdings PLC, ADR(a)	2,145	172,887

		404,753

Israel-0.47%
Check Point Software Technologies Ltd.(a)	3,680	417,901
Strauss Group Ltd.	1,766	51,146

		469,047

Italy-1.09%
DiaSorin S.p.A.	420	92,221
Ferrari N.V.	3,751	669,166
FinecoBank Banca Fineco S.p.A.(a)	15,331	209,835
Recordati Industria Chimica e Farmaceutica S.p.A.	2,223	115,205

		1,086,427

Japan-26.95%
ABC-Mart, Inc.	807	40,991
Astellas Pharma, Inc.	47,956	658,283
Azbil Corp.	2,785	112,556
Bandai Namco Holdings, Inc.	4,944	367,750
Brother Industries Ltd.	6,251	96,031
Calbee, Inc.	3,271	100,126
Capcom Co. Ltd.	2,175	119,631
Casio Computer Co. Ltd.	4,933	74,509
Chugai Pharmaceutical Co. Ltd.	16,988	653,422
COMSYS Holdings Corp.	2,947	74,591
Dai-ichi Life Holdings, Inc.	25,170	372,349
Daiichi Sankyo Co. Ltd.	55,227	1,451,730
Daikin Industries Ltd.	6,497	1,210,652
Daito Trust Construction Co. Ltd.	2,491	226,130
Disco Corp.	648	173,746
Eisai Co. Ltd.	7,141	552,550
Fast Retailing Co. Ltd.	1,494	1,039,112
GOLDWIN, Inc.	1,045	77,670

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco S&P International Developed Quality ETF (IDHQ)–(continued)

October 31, 2020

	Shares	Value
Japan-(continued)
GungHo Online Entertainment, Inc.	2,792	$68,985
Hoya Corp.	10,554	1,191,288
Ito En Ltd.	1,458	92,188
Itochu Techno-Solutions Corp.	2,259	76,820
Izumi Co. Ltd.	1,620	54,780
Japan Exchange Group, Inc.	12,792	311,112
Japan Tobacco, Inc.	25,393	478,517
JGC Holdings Corp.	5,894	48,205
Kakaku.com, Inc.	4,074	107,988
Kaken Pharmaceutical Co. Ltd.	871	34,202
Kobayashi Pharmaceutical Co. Ltd.	1,296	126,079
Kobe Bussan Co. Ltd.(b)	2,566	72,287
K’s Holdings Corp.	4,729	60,345
Kyowa Kirin Co. Ltd.	6,056	150,039
Maruichi Steel Tube Ltd.	1,782	40,740
McDonald’s Holdings Co. Japan Ltd.	1,688	79,927
MonotaRO Co. Ltd.	3,366	186,750
Morinaga & Co. Ltd.	1,277	48,434
Nexon Co. Ltd.	11,344	316,751
Nihon M&A Center, Inc.	4,216	246,411
Nihon Unisys Ltd.	2,086	61,359
Nintendo Co. Ltd.	2,638	1,437,854
Nippon Shinyaku Co. Ltd.	1,458	103,764
Nissan Chemical Corp.	3,277	173,035
Nissin Foods Holdings Co. Ltd.	1,975	170,786
Nitori Holdings Co. Ltd.	2,078	428,361
Nitto Denko Corp.	3,433	240,054
Nomura Research Institute Ltd.	14,097	417,354
NS Solutions Corp.	1,859	54,237
NTT DOCOMO, Inc.	29,844	1,109,658
Obayashi Corp.	19,116	159,087
OBIC Business Consultants Co. Ltd.	920	49,811
Obic Co. Ltd.	1,620	287,459
Olympus Corp.	29,023	552,198
Omron Corp.	5,325	382,031
Ono Pharmaceutical Co. Ltd.	11,924	338,991
Otsuka Corp.	2,647	122,045
Paltac Corp.	1,134	63,458
Pigeon Corp.	3,207	147,404
Recruit Holdings Co. Ltd.	33,032	1,254,420
Ricoh Co. Ltd.	16,009	104,440
Rinnai Corp.	920	90,645
Rohm Co. Ltd.	1,975	151,138
Rohto Pharmaceutical Co. Ltd.	2,623	81,796
Sankyu, Inc.	1,184	42,245
Santen Pharmaceutical Co. Ltd.	9,502	168,789
SCSK Corp.	1,201	59,625
Secom Co. Ltd.	4,853	408,285
Sega Sammy Holdings, Inc.	3,919	48,959
Sekisui House Ltd.	16,009	264,392
Seven & i Holdings Co. Ltd.	16,512	502,120
Shimano, Inc.	1,975	448,975
Shionogi & Co. Ltd.	7,787	366,780
SMC Corp.	1,509	798,237
Sompo Holdings, Inc.	9,498	353,518
Sugi Holdings Co. Ltd.	920	60,899
Sumitomo Metal Mining Co. Ltd.	5,570	171,725
Sundrug Co. Ltd.	1,510	55,971
Suntory Beverage & Food Ltd.	2,947	101,485
T&D Holdings, Inc.	12,704	126,019

	Shares	Value
Japan-(continued)
Taisei Corp.	5,215	$161,878
TDK Corp.	2,785	325,281
TIS, Inc.	5,429	103,917
Toho Co. Ltd.	3,109	122,825
Tokio Marine Holdings, Inc.	15,840	705,936
Tokyo Broadcasting System Holdings, Inc.	2,947	45,273
Tokyo Electron Ltd.	4,617	1,232,201
TOTO Ltd.	3,433	155,822
Trend Micro, Inc.	3,605	201,734
USS Co. Ltd.	4,951	90,457
Welcia Holdings Co. Ltd.	2,807	110,089
Yakult Honsha Co. Ltd.	3,595	174,007
Yamaha Corp.	3,507	165,051
Zenkoku Hosho Co. Ltd.	1,613	63,261
ZOZO, Inc.	5,842	148,146

		26,958,964

Luxembourg-0.05%
RTL Group S.A.(a)	1,359	51,638

Macau-0.66%
Galaxy Entertainment Group Ltd.	54,999	362,412
Sands China Ltd.	67,628	236,768
Wynn Macau Ltd.(a)	43,145	59,530

		658,710

Netherlands-5.87%
Adyen N.V.(a)(c)	555	935,796
Akzo Nobel N.V.	5,115	492,744
ASML Holding N.V.	10,507	3,818,591
Wolters Kluwer N.V.	7,647	619,791

		5,866,922

New Zealand-0.82%
a2 Milk Co. Ltd. (The)(a)	16,528	159,918
Contact Energy Ltd.	14,476	70,606
Fisher & Paykel Healthcare Corp. Ltd.	15,128	349,933
Fletcher Building Ltd.(a)	19,012	51,517
Goodman Property Trust	35,299	57,856
Spark New Zealand Ltd.	43,856	130,140

		819,970

Norway-0.05%
Salmar ASA(a)	1,020	51,486

Portugal-0.04%
Navigator Co. S.A. (The)	19,390	42,711

Singapore-0.66%
Genting Singapore Ltd.	132,062	62,380
SATS Ltd.	20,559	44,867
Singapore Exchange Ltd.	18,139	115,038
United Overseas Bank Ltd.	25,656	356,798
Venture Corp. Ltd.	5,609	79,113

		658,196

South Korea-1.36%
Celltrion, Inc.(a)	1,843	391,437
CJ ENM Co. Ltd.	487	56,438
Coway Co. Ltd.	1,179	72,109
KEPCO Plant Service & Engineering Co. Ltd.	1,851	44,860
KT&G Corp.	2,707	193,238
Kumho Petrochemical Co. Ltd.	783	91,777
LG Innotek Co. Ltd.	376	50,368

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Invesco S&P International Developed Quality ETF (IDHQ)–(continued)

October 31, 2020

	Shares	Value
South Korea-(continued)
NCSoft Corp.	380	$259,875
Orion Corp.	489	46,758
S-1 Corp.	655	47,103
Samsung Engineering Co. Ltd.(a)	4,474	46,329
Yuhan Corp.	1,095	57,418

		1,357,710

Spain-0.71%
Aena SME S.A.(a)(c)	1,671	225,011
Amadeus IT Group S.A.	10,069	480,767

		705,778

Sweden-2.13%
Alfa Laval AB(a)	5,901	119,662
Atlas Copco AB, Class A.	15,488	683,646
Epiroc AB, Class A	14,533	217,151
Essity AB, Class B(b)	14,275	413,601
Hennes & Mauritz AB, Class B(b)	18,970	308,169
Sandvik AB(a)	21,681	386,067

		2,128,296

Switzerland-16.05%
Geberit AG	1,226	698,240
Nestle S.A.	45,179	5,082,052
Novartis AG	56,817	4,431,670
Partners Group Holding AG	551	496,925
Roche Holding AG	14,299	4,598,364
Schindler Holding AG, PC	1,042	266,596
SGS S.A.	139	347,443
Swatch Group AG (The), BR	617	130,563

		16,051,853

United Kingdom-11.40%
3i Group PLC	19,813	246,191
Admiral Group PLC	5,439	193,397
Aviva PLC	96,229	320,392
BAE Systems PLC	72,095	370,079
Barratt Developments PLC(a)	21,673	135,212
Berkeley Group Holdings PLC	3,053	160,151
Coca-Cola European Partners PLC	4,394	156,910
Compass Group PLC	40,308	549,848
Croda International PLC	3,741	291,872
Diageo PLC	64,578	2,086,649
Experian PLC	20,760	756,159
Halma PLC	8,543	261,572
Hargreaves Lansdown PLC	10,861	189,935
Intertek Group PLC	4,379	315,489
Legal & General Group PLC	153,616	367,060

Investment Abbreviations:

ADR-American Depositary Receipt

BR-Bearer Shares

CDI-CREST Depository Interest

PC-Participation Certificate

	Shares	Value
United Kingdom-(continued)
M&G PLC	50,770	$96,269
Mondi PLC	11,375	215,176
Persimmon PLC	8,251	249,217
RELX PLC	52,070	1,028,413
Rentokil Initial PLC(a)	47,731	324,627
Sage Group PLC (The)	30,213	248,300
Spirax-Sarco Engineering PLC	1,574	229,569
St James’s Place PLC	11,607	134,951
Standard Life Aberdeen PLC	56,202	163,142
Taylor Wimpey PLC(a)	78,172	106,939
Unilever N.V.(b)	38,906	2,200,268

		11,397,787

United States-0.79%
Ferguson PLC	5,502	549,350
James Hardie Industries PLC, CDI	9,749	236,743

		786,093

Total Common Stocks & Other Equity Interests (Cost $97,124,510)		99,521,305

Money Market Funds-0.13%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(d)(e) (Cost $131,983)	131,983	131,983

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.63% (Cost $97,256,493)		99,653,288

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.78%
Invesco Private Government Fund, 0.04%(d)(e)(f)	1,511,160	1,511,160
Invesco Private Prime Fund, 0.11%(d)(e)(f)	2,266,060	2,266,740

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,777,900)		3,777,900

TOTAL INVESTMENTS IN SECURITIES-103.41% (Cost $101,034,393)		103,431,188
OTHER ASSETS LESS LIABILITIES-(3.41)%		(3,410,175)

NET ASSETS-100.00%		$100,021,013

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco S&P International Developed Quality ETF (IDHQ)—(continued)

October 31, 2020

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2020.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $1,317,632, which represented 1.32% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$689,595	$(557,612)	$-	$-	$131,983	$3
Invesco Premier U.S. Government Money Portfolio, Institutional Class	71,126	2,282,851	(2,353,977)	-	-	-	190
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	590,423	4,748,787	(5,339,210)	-	-	-	3,257	*
Invesco Liquid Assets Portfolio, Institutional Class	196,808	1,189,136	(1,385,853)	(4)	(87)	-	1,268	*
Invesco Private Government Fund	-	9,935,116	(8,423,956)	-	-	1,511,160	103	*
Invesco Private Prime Fund	-	3,996,616	(1,729,928)	-	52	2,266,740	119	*

Total	$858,357	$22,842,101	$(19,790,536)	$(4)	$(35)	$3,909,883	$4,940

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Statements of Assets and Liabilities

October 31, 2020

	Invesco China Technology ETF (CQQQ)	Invesco DWA Developed Markets Momentum ETF (PIZ)	Invesco DWA Emerging Markets Momentum ETF (PIE)	Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)
Assets:
Unaffiliated investments in securities, at value(a)	$1,044,123,696	$155,193,408	$155,853,204	$867,353,383
Affiliated investments in securities, at value	26,510,067	5,496,556	1,943,260	21,490,259
Foreign currencies, at value	490	4,149	382,947	124,875
Deposits with brokers:
Cash segregated as collateral	6,794,436	-	795,247	-
Receivable for:
Dividends	24,062	139,019	103,468	2,534,750
Securities lending	4,520	1,306	282	29,449
Investments sold	-	30	43	50
Fund shares sold	12,692,009	-	219,582	-
Foreign tax reclaims	-	690,410	-	2,668,353

Total assets	1,090,149,280	161,524,878	159,298,033	894,201,119

Liabilities:
Due to custodian	2,223,110	875,419	649,621	949,467
Due to foreign custodian	-	-	-	-
Payable for:
Investments purchased	10,877,000	-	302,376	79
Collateral upon return of securities loaned	26,510,067	5,496,536	1,943,260	21,490,260
Collateral upon receipt of securities in-kind	6,794,436	-	795,247	-
Fund shares repurchased	-	-	-	-
Accrued unitary management fees	582,980	110,287	118,412	349,118
Accrued advisory fees	-	-	-	-
Accrued trustees’ and officer’s fees	-	-	-	-
Accrued expenses	-	-	-	-
Accrued tax expenses	-	-	-	-
Other payables	-	-	-	9,459

Total liabilities	46,987,593	6,482,242	3,808,916	22,798,383

Net Assets	$1,043,161,687	$155,042,636	$155,489,117	$871,402,736

Net assets consist of:
Shares of beneficial interest	$938,763,796	$269,092,922	$254,506,840	$1,189,148,282
Distributable earnings (loss)	104,397,891	(114,050,286)	(99,017,723)	(317,745,546)

Net Assets	$1,043,161,687	$155,042,636	$155,489,117	$871,402,736

Shares outstanding (unlimited amount authorized, $0.01 par value)	14,100,000	5,200,000	7,950,000	25,500,000
Net asset value	$73.98	$29.82	$19.56	$34.17

Market price	$74.34	$29.77	$19.60	$34.25

Unaffiliated investments in securities, at cost.	$821,027,544	$137,013,581	$128,842,358	$1,043,618,655

Affiliated investments in securities, at cost	$26,510,067	$5,496,536	$1,943,260	$21,490,260

Foreign currencies (due to foreign custodian), at cost	$490	$4,013	$377,887	$121,894

(a) Includes securities on loan with an aggregate value of:	$25,628,707	$5,214,529	$1,819,951	$20,440,093

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)	Invesco FTSE RAFI Emerging Markets ETF (PXH)	Invesco Global Clean Energy ETF (PBD)	Invesco Global Water ETF (PIO)	Invesco International BuyBack AchieversTM ETF (IPKW)	Invesco MSCI Global Timber ETF (CUT)	Invesco S&P Global Water Index ETF (CGW)	Invesco S&P International Developed Quality ETF (IDHQ)

$307,202,459	$967,400,248	$124,167,808	$206,805,303	$91,923,359	$75,061,827	$709,918,055	$99,521,305
15,187,404	3,160,356	18,462,530	3,089,033	2,526,752	415,909	145,794	3,909,883
-	863,122	14,338	30,808	36,919	-	-	3,923

-	-	33,584	-	-	-	-	-

796,271	1,201,032	29,823	152,999	385,363	59,767	249,611	203,970
28,174	2,666	40,127	1,366	2,171	273	2,651	641
4,573,824	339	-	-	4,801,227	-	-	13
-	-	31,024	-	-	-	-	-
329,961	5,522	36,135	326,012	235,909	167,776	1,383,358	184,271

328,118,093	972,633,285	142,815,369	210,405,521	99,911,700	75,705,552	711,699,469	103,824,006

296,892	40,584	32,151	-	-	-	-	-
52,905	-	-	-	-	2,773	6,672	-

119	18	31,024	-	4,982,104	-	-	-
15,187,085	1,851,100	18,462,467	3,006,761	2,414,326	274,076	-	3,777,900
-	-	33,584	-	-	-	-	-
4,339,552	-	-	-	-	-	-	-
135,225	414,128	78,415	136,757	44,807	-	-	25,093
-	-	-	-	-	36,605	314,794	-
-	-	-	-	-	11,072	24,079	-
-	-	-	-	-	279,977	483,265	-
-	483,492	-	-	-	-	-	-
-	-	-	-	-	-	-	-

20,011,778	2,789,322	18,637,641	3,143,518	7,441,237	604,503	828,810	3,802,993

$308,106,315	$969,843,963	$124,177,728	$207,262,003	$92,470,463	$75,101,049	$710,870,659	$100,021,013

$358,967,164	$1,253,860,191	$153,105,861	$208,520,607	$145,781,409	$90,087,665	$606,261,564	$104,072,817
(50,860,849)	(284,016,228)	(28,928,133)	(1,258,604)	(53,310,946)	(14,986,616)	104,609,095	(4,051,804)

$308,106,315	$969,843,963	$124,177,728	$207,262,003	$92,470,463	$75,101,049	$710,870,659	$100,021,013

10,650,000	55,400,000	5,425,000	6,650,000	2,950,000	2,700,000	17,160,000	4,000,000
$28.93	$17.51	$22.89	$31.17	$31.35	$27.82	$41.43	$25.01

$28.94	$17.51	$22.92	$31.18	$31.42	$27.81	$41.54	$25.00

$304,839,194	$1,049,306,528	$84,084,184	$158,344,039	$90,716,704	$68,122,294	$590,632,212	$97,124,510

$15,187,085	$3,160,356	$18,462,467	$3,089,033	$2,526,747	$420,638	$145,794	$3,909,883

$(52,885)	$860,103	$14,344	$30,347	$36,270	$(2,803)	$(6,768)	$3,977

$13,416,654	$1,747,914	$16,450,232	$2,854,754	$1,617,636	$242,761	$-	$3,534,825

89

Statements of Operations

For the year ended October 31, 2020

	Invesco China Technology ETF (CQQQ)	Invesco DWA Developed Markets Momentum ETF (PIZ)	Invesco DWA Emerging Markets Momentum ETF (PIE)	Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)
Investment income:
Unaffiliated dividend income	$4,605,880	$2,258,829	$3,300,285	$34,117,235
Affiliated dividend income	1,218	298	845	6,440
Non-cash dividend income	-	-	433,882	1,154,903
Securities lending income	67,307	38,482	8,110	390,337
Foreign withholding tax	(187,781)	(256,414)	(451,000)	(3,218,401)

Total investment income	4,486,624	2,041,195	3,292,122	32,450,514

Expenses:
Unitary management fees	5,149,809	1,281,641	1,379,475	4,842,242
Advisory fees	-	-	-	-
Sub-licensing fees	-	-	-	-
Accounting & administration fees	-	-	-	-
Custodian & transfer agent fees	-	-	-	-
Trustees’ and officer’s fees	-	-	-	-
Tax expenses	27,574	-	3,175	-
Other expenses	-	-	-	-

Total expenses	5,177,383	1,281,641	1,382,650	4,842,242

Less: Waivers	(1,409)	(80)	(195)	(1,787)

Net expenses	5,175,974	1,281,561	1,382,455	4,840,455

Net investment income (loss)	(689,350)	759,634	1,909,667	27,610,059

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(21,894,430)	(13,896,129)	(9,943,121)	(61,495,613)
Affiliated investment securities	1,109	(481)	116	6,236
Unaffiliated in-kind redemptions	105,355,104	22,086,986	9,390,905	51,836,560
Affiliated in-kind redemptions	-	-	-	-
Short Sales	-	-	-	-
Foreign currencies	(135,638)	(101,095)	(420,703)	71,873
Distributions of underlying fund shares	-	-	-	-

Net realized gain (loss)	83,326,145	8,089,281	(972,803)	(9,580,944)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	222,740,347	(1,888,380)	141,463	(195,871,177)
Affiliated investment securities	(395)	(54)	(1)	(285)
Foreign currencies	(24)	38,827	3,296	150,642

Change in net unrealized appreciation (depreciation)	222,739,928	(1,849,607)	144,758	(195,720,820)

Net realized and unrealized gain (loss)	306,066,073	6,239,674	(828,045)	(205,301,764)

Net increase (decrease) in net assets resulting from operations	$305,376,723	$6,999,308	$1,081,622	$(177,691,705)

(a)	Net of foreign taxes of $489,489.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)	Invesco FTSE RAFI Emerging Markets ETF (PXH)		Invesco Global Clean Energy ETF (PBD)	Invesco Global Water ETF (PIO)	Invesco International BuyBack AchieversTM ETF (IPKW)	Invesco MSCI Global Timber ETF (CUT)	Invesco S&P Global Water Index ETF (CGW)	Invesco S&P International Developed Quality ETF (IDHQ)

$7,945,969	$46,438,301		$1,058,525	$3,246,413	$2,927,951	$2,458,013	$13,577,529	$1,470,350
3,562	15,313		316	282	345	3,472	3,322	193
710,555	620,423		-	-	-	-	1,782,800	-
378,879	33,829		409,844	68,016	24,315	20,809	132,287	8,229
(741,640)	(4,806,223)		(98,890)	(164,404)	(334,637)	(83,448)	(649,267)	(118,816)

8,297,325	42,301,643		1,369,795	3,150,307	2,617,974	2,398,846	14,846,671	1,359,956

1,578,814	5,706,813		528,142	1,471,054	597,534	-	-	186,343
-	-		-	-	-	469,831	3,405,405	-
-	-		-	-	-	56,417	299,888	-
-	-		-	-	-	31,625	59,957	-
-	-		-	-	-	41,196	29,197	-
-	-		-	-	-	9,021	16,664	-
-	-		-	-	-	-	-	-
-	-		-	-	-	68,094	91,938	-

1,578,814	5,706,813		528,142	1,471,054	597,534	676,184	3,903,049	186,343

(1,081)	(14,077)		(111)	(209)	(113)	(160,505)	(821)	(86)

1,577,733	5,692,736		528,031	1,470,845	597,421	515,679	3,902,228	186,257

6,719,592	36,608,907		841,764	1,679,462	2,020,553	1,883,167	10,944,443	1,173,699

(32,028,876)	(88,305,301)		2,222,814	(779,000)	(7,383,801)	(35,065)	4,465,683	(1,700,141)
226	1,037,685		150	464	(1,310)	(44,547)	781	(35)
22,406,965	9,368,476		10,266,178	11,619,193	(2,532,961)	5,212,084	76,731,259	3,724,531
-	-		-	-	-	(16,088)	-	-
3	-		-	-	-	-	-	-
61,867	(1,065,666)		12,147	167,038	(35,350)	(39,802)	70,861	(20,429)
-	-		-	-	-	43,550	-	-

(9,559,815)	(78,964,806)		12,501,289	11,007,695	(9,953,422)	5,120,132	81,268,584	2,003,926

(5,065,180)	(148,309,407	)(a)	32,327,196	4,589,849	(653,436)	(6,935,626)	(56,156,174)	(1,502,584)
91	(34)		(137)	(74)	(48)	(3,329)	(139)	(4)
20,277	(34,447)		4,246	21,027	23,988	3,519	88,535	12,488

(5,044,812)	(148,343,888)		32,331,305	4,610,802	(629,496)	(6,935,436)	(56,067,778)	(1,490,100)

(14,604,627)	(227,308,694)		44,832,594	15,618,497	(10,582,918)	(1,815,304)	25,200,806	513,826

$(7,885,035)	$(190,699,787)		$45,674,358	$17,297,959	$(8,562,365)	$67,863	$36,145,249	$1,687,525

91

Statements of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	Invesco China Technology ETF (CQQQ)		Invesco DWA Developed Markets Momentum ETF (PIZ)
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(689,350)	$441,566	$759,634	$2,194,732
Net realized gain (loss)	83,326,145	(50,651,000)	8,089,281	4,613,835
Change in net unrealized appreciation (depreciation)	222,739,928	131,042,864	(1,849,607)	13,766,599

Net increase (decrease) in net assets resulting from operations	305,376,723	80,833,430	6,999,308	20,575,166

Distributions to Shareholders from:
Distributable earnings	(56,175)	(1,984,086)	(1,593,829)	(2,458,183)

Shareholder Transactions:
Proceeds from shares sold	487,185,640	169,853,400	101,791,251	89,487,978
Value of shares repurchased	(259,308,888)	(144,279,474)	(127,481,016)	(155,460,383)
Transaction fees	----

Net increase (decrease) in net assets resulting from share transactions	227,876,752	25,573,926	(25,689,765)	(65,972,405)

Net increase (decrease) in net assets	533,197,300	104,423,270	(20,284,286)	(47,855,422)

Net assets:
Beginning of year	509,964,387	405,541,117	175,326,922	223,182,344

End of year	$1,043,161,687	$509,964,387	$155,042,636	$175,326,922

Changes in Shares Outstanding:
Shares sold	7,700,000	3,800,000	3,450,000	3,400,000
Shares repurchased	(4,250,000)	(3,150,000)	(4,700,000)	(6,050,000)
Shares outstanding, beginning of year	10,650,000	10,000,000	6,450,000	9,100,000

Shares outstanding, end of year	14,100,000	10,650,000	5,200,000	6,450,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco DWA Emerging Markets Momentum ETF (PIE)		Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)		Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)		Invesco FTSE RAFI Emerging Markets ETF (PXH)
2020	2019	2020	2019	2020	2019	2020	2019

$1,909,667	$3,572,273	$27,610,059	$48,275,281	$6,719,592	$7,534,531	$36,608,907	$43,548,035
(972,803)	(12,222,762)	(9,580,944)	22,645,640	(9,559,815)	3,743,870	(78,964,806)	9,922,253
144,758	36,363,295	(195,720,820)	24,153,900	(5,044,812)	13,563,895	(148,343,888)	42,306,578

1,081,622	27,712,806	(177,691,705)	95,074,821	(7,885,035)	24,842,296	(190,699,787)	95,776,866

(2,903,680)	(4,189,151)	(28,485,359)	(52,102,548)	(7,471,395)	(8,100,512)	(37,760,270)	(42,921,358)

72,913,003	6,000,666	232,570,059	193,265,004	97,340,230	68,979,125	125,211,353	246,400,978
(83,901,569)	(54,036,505)	(401,264,265)	(265,660,638)	(102,054,085)	(49,476,285)	(204,277,052)	(151,731,342)
90,225	61,725	198,122	77,695	21,102	48,223	219,884	291,802

(10,898,341)	(47,974,114)	(168,496,084)	(72,317,939)	(4,692,753)	19,551,063	(78,845,815)	94,961,438

(12,720,399)	(24,450,459)	(374,673,148)	(29,345,666)	(20,049,183)	36,292,847	(307,305,872)	147,816,946

168,209,516	192,659,975	1,246,075,884	1,275,421,550	328,155,498	291,862,651	1,277,149,835	1,129,332,889

$155,489,117	$168,209,516	$871,402,736	$1,246,075,884	$308,106,315	$328,155,498	$969,843,963	$1,277,149,835

3,800,000	350,000	6,900,000	5,050,000	3,750,000	2,450,000	6,100,000	11,700,000
(4,900,000)	(3,250,000)	(11,800,000)	(6,500,000)	(3,800,000)	(1,650,000)	(11,650,000)	(7,150,000)
9,050,000	11,950,000	30,400,000	31,850,000	10,700,000	9,900,000	60,950,000	56,400,000

7,950,000	9,050,000	25,500,000	30,400,000	10,650,000	10,700,000	55,400,000	60,950,000

93

Statements of Changes in Net Assets–(continued)

For the years ended October 31, 2020 and 2019

	Invesco Global Clean Energy ETF (PBD)		Invesco Global Water ETF (PIO)
	2020	2019	2020	2019
Operations:
Net investment income	$841,764	$847,494	$1,679,462	$2,605,413
Net realized gain (loss)	12,501,289	781,863	11,007,695	4,335,692
Change in net unrealized appreciation (depreciation)	32,331,305	6,281,372	4,610,802	31,301,757

Net increase (decrease) in net assets resulting from operations	45,674,358	7,910,729	17,297,959	38,242,862

Distributions to Shareholders from:
Distributable earnings	(1,131,324)	(980,943)	(1,898,770)	(2,822,348)

Shareholder Transactions:
Proceeds from shares sold	45,283,634	-	26,789,094	18,017,976
Value of shares repurchased	(15,330,919)	(6,919,279)	(30,240,795)	(23,042,889)
Transaction fees	7,213	3,159	758	2,343

Net increase (decrease) in net assets resulting from share transactions	29,959,928	(6,916,120)	(3,450,943)	(5,022,570)

Net increase (decrease) in net assets	74,502,962	13,666	11,948,246	30,397,944

Net assets:
Beginning of year	49,674,766	49,661,100	195,313,757	164,915,813

End of year	$124,177,728	$49,674,766	$207,262,003	$195,313,757

Changes in Shares Outstanding:
Shares sold	2,250,000	-	900,000	650,000
Shares repurchased	(750,000)	(600,000)	(1,000,000)	(850,000)
Shares outstanding, beginning of year	3,925,000	4,525,000	6,750,000	6,950,000

Shares outstanding, end of year	5,425,000	3,925,000	6,650,000	6,750,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Invesco International BuyBack AchieversTM ETF (IPKW)		Invesco MSCI Global Timber ETF (CUT)		Invesco S&P Global Water Index ETF (CGW)		Invesco S&P International Developed Quality ETF (IDHQ)
2020	2019	2020	2019	2020	2019	2020	2019

$2,020,553	$4,402,560	$1,883,167	$4,145,379	$10,944,443	$11,012,248	$1,173,699	$833,796
(9,953,422)	(37,340,128)	5,120,132	4,519,082	81,268,584	6,922,670	2,003,926	(340,844)
(629,496)	41,795,879	(6,935,436)	(8,948,658)	(56,067,778)	117,953,369	(1,490,100)	5,913,916

(8,562,365)	8,858,311	67,863	(284,197)	36,145,249	135,888,287	1,687,525	6,406,868

(2,251,674)	(5,243,213)	(3,739,205)	(4,947,600)	(10,607,913)	(10,958,575)	(1,194,228)	(916,670)

14,674,546	39,446,681	-	3,971,096	93,185,348	109,681,761	76,718,570	20,510,517
(53,102,278)	(144,764,111)	(55,361,090)	(38,113,591)	(149,782,350)	(23,998,390)	(24,920,323)	(10,317,948)
20,468	21,030	40,913	4,108	12,386	6,647	3,363	4,267

(38,407,264)	(105,296,400)	(55,320,177)	(34,138,387)	(56,584,616)	85,690,018	51,801,610	10,196,836

(49,221,303)	(101,681,302)	(58,991,519)	(39,370,184)	(31,047,280)	210,619,730	52,294,907	15,687,034

141,691,766	243,373,068	134,092,568	173,462,752	741,917,939	531,298,209	47,726,106	32,039,072

$92,470,463	$141,691,766	$75,101,049	$134,092,568	$710,870,659	$741,917,939	$100,021,013	$47,726,106

450,000	1,250,000	-	150,000	2,160,000	3,040,000	3,050,000	900,000
(1,900,000)	(4,700,000)	(2,150,000)	(1,500,000)	(3,760,000)	(720,000)	(1,000,000)	(450,000)
4,400,000	7,850,000	4,850,000	6,200,000	18,760,000	16,440,000	1,950,000	1,500,000

2,950,000	4,400,000	2,700,000	4,850,000	17,160,000	18,760,000	4,000,000	1,950,000

95

Financial Highlights

Invesco China Technology ETF (CQQQ)

	Years Ended October 31,		Two Months Ended October 31, 2018		Years Ended August 31,
	2020	2019			2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$47.88	$40.55	$49.32		$55.00	$39.26	$29.55
Net investment income (loss)(a)	(0.06)	0.04	0.03		0.31	0.52	0.32
Net realized and unrealized gain (loss) on investments	26.17	7.46	(8.80)		(5.13)	15.82	10.03
Total from investment operations	26.11	7.50	(8.77)		(4.82)	16.34	10.35
Distributions to shareholders from:
Net investment income	(0.01)	(0.17)	-		(0.86)	(0.60)	(0.64)
Net asset value at end of period	$73.98	$47.88	$40.55		$49.32	$55.00	$39.26
Market price at end of period	$74.34 (b)	$47.67 (b)	$40.81	(b)	$49.36 (b)	$55.21	$39.08
Net Asset Value Total Return(c)	54.53%	18.59%	(17.78)%		(9.05)%	42.43%	35.19%
Market Price Total Return(c)	55.97%	17.32%	(17.32)%		(9.33)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,043,162	$509,964	$405,541		$384,689	$209,019	$45,153
Ratio to average net assets of:
Expenses	0.70%	0.70%	0.70	%(d)	0.65%	0.70%	0.70%
Net investment income (loss)	(0.09)%	0.09%	0.39	%(d)	0.52%	1.20%	0.94%
Portfolio turnover rate(e)	38%	80%	4%		21%	10%	48%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco DWA Developed Markets Momentum ETF (PIZ)

	Years Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$27.18	$24.53	$27.30	$22.29	$23.36
Net investment income(a)	0.13	0.30	0.24	0.36	0.35
Net realized and unrealized gain (loss) on investments	2.77	2.70	(2.68)	5.05	(1.04)
Total from investment operations	2.90	3.00	(2.44)	5.41	(0.69)
Distributions to shareholders from:
Net investment income	(0.26)	(0.35)	(0.33)	(0.40)	(0.38)
Net asset value at end of year	$29.82	$27.18	$24.53	$27.30	$22.29
Market price at end of year(b)	$29.77	$27.10	$24.47	$27.35	$22.27
Net Asset Value Total Return(c)	10.82%	12.31%	(9.09)%	24.58%	(2.97)%
Market Price Total Return(c)	10.96%	12.25%	(9.48)%	24.91%	(2.43)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$155,043	$175,327	$223,182	$232,084	$173,891
Ratio to average net assets of:
Expenses	0.80%	0.81%	0.80%	0.81%	0.81%
Net investment income	0.47%	1.18%	0.88%	1.46%	1.50%
Portfolio turnover rate(d)	115%	106%	94%	98%	124%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Financial Highlights–(continued)

Invesco DWA Emerging Markets Momentum ETF (PIE)

	Years Ended October 31,
	2020	2019		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$18.59	$16.12		$19.48	$16.11	$16.02
Net investment income(a)	0.23	0.36	(b)	0.40	0.28	0.16
Net realized and unrealized gain (loss) on investments	1.07	2.51		(3.29)	3.34	0.14	(c)
Total from investment operations	1.30	2.87		(2.89)	3.62	0.30
Distributions to shareholders from:
Net investment income	(0.34)	(0.41)		(0.49)	(0.26)	(0.21)
Return of capital	----					(0.01)
Total distributions	(0.34)	(0.41)		(0.49)	(0.26)	(0.22)
Transaction fees(a)	0.01	0.01		0.02	0.01	0.01
Net asset value at end of year	$19.56	$18.59		$16.12	$19.48	$16.11
Market price at end of year(d)	$19.60	$18.51		$16.08	$19.54	$16.10
Net Asset Value Total Return(e)	7.08%	18.23%		(15.11)%	22.72%	2.00	%(c)
Market Price Total Return(e)	7.77%	18.03%		(15.58)%	23.18%	2.25%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$155,489	$168,210		$192,660	$212,377	$183,668
Ratio to average net assets of:
Expenses	0.90%	0.91	%(f)	0.90%	0.90%	0.90%
Net investment income	1.25%	2.13	%(b)(f)	2.01%	1.67%	1.04%
Portfolio turnover rate(g)	155%	158%		163%	174%	160%

(a)	Based on average shares outstanding.
(b)

Net Investment income per share and the ratio of net investment income to average net assets include a non-cash taxable distribution received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the non-cash taxable distribution are $0.24 and 1.39%, respectively.

(c)

Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $0.10 and total return would have been lower.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Financial Highlights–(continued)

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

	Years Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$40.99	$40.04	$44.66	$36.74	$38.60
Net investment income(a)	0.94	1.45	1.34	1.20	1.09
Net realized and unrealized gain (loss) on investments.	(6.85)	1.10	(4.56)	7.98	(1.82)
Total from investment operations	(5.91)	2.55	(3.22)	9.18	(0.73)
Distributions to shareholders from:
Net investment income	(0.92)	(1.60)	(1.40)	(1.26)	(1.13)
Transaction fees(a)	0.01	0.00 (b)	0.00 (b)	-	-
Net asset value at end of year	$34.17	$40.99	$40.04	$44.66	$36.74
Market price at end of year(c)	$34.25	$40.86	$39.98	$44.81	$36.68
Net Asset Value Total Return(d)	(14.26)%	6.58%	(7.45)%	25.38%	(1.73)%
Market Price Total Return(d)	(13.80)%	6.41%	(7.92)%	25.99%	(1.24)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$871,403	$1,246,076	$1,275,422	$1,214,850	$938,650
Ratio to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	2.57%	3.64%	3.02%	2.95%	3.05%
Portfolio turnover rate(e)	11%	15%	10%	13%	14%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Financial Highlights–(continued)

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

	Years Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$30.67	$29.48	$33.33	$27.37	$26.60
Net investment income(a)	0.60	0.70	0.75	0.59	0.53
Net realized and unrealized gain (loss) on investments	(1.70)	1.24	(3.66)	5.99	0.86
Total from investment operations	(1.10)	1.94	(2.91)	6.58	1.39
Distributions to shareholders from:
Net investment income	(0.64)	(0.75)	(0.94)	(0.62)	(0.62)
Transaction fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	-	-
Net asset value at end of year	$28.93	$30.67	$29.48	$33.33	$27.37
Market price at end of year(c)	$28.94	$30.42	$29.48	$33.44	$27.30
Net Asset Value Total Return(d)	(3.36)%	6.72%	(9.05)%	24.36%	5.37%
Market Price Total Return(d)	(2.53)%	5.85%	(9.36)%	25.09%	4.87%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$308,106	$328,155	$291,863	$206,657	$162,854
Ratio to average net assets of:
Expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	2.09%	2.36%	2.25%	1.98%	2.01%
Portfolio turnover rate(e)	26%	27%	21%	19%	25%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Financial Highlights–(continued)

Invesco FTSE RAFI Emerging Markets ETF (PXH)

	Years Ended October 31,
	2020		2019		2018	2017		2016
Per Share Operating Performance:
Net asset value at beginning of year	$20.95		$20.02		$21.66	$18.81		$15.44
Net investment income(a)	0.59		0.72		0.73	0.57		0.42
Net realized and unrealized gain (loss) on investments	(3.40)		0.92		(1.66)	2.81		3.37
Total from investment operations	(2.81)		1.64		(0.93)	3.38		3.79
Distributions to shareholders from:
Net investment income.	(0.63)		(0.71)		(0.71)	(0.53)		(0.42)
Transaction fees(a)	0.00	(b)	0.00	(b)	0.00 (b)	-		-
Net asset value at end of year	$17.51		$20.95		$20.02	$21.66		$18.81
Market price at end of year(c)	$17.51		$20.93		$20.03	$21.62		$18.80
Net Asset Value Total Return(d)	(13.44)%		8.31%		(4.44)%	18.10%		25.08%
Market Price Total Return(d)	(13.36)%		8.14%		(4.22)%	17.94%		25.57%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$969,844		$1,277,150		$1,129,333	$967,201		$625,398
Ratio to average net assets of:
Expenses, after Waivers	0.49	%(e)	0.49	%(e)	0.48%	0.48	%(e)	0.48%
Expenses, prior to Waivers	0.49	%(e)	0.49	%(e)	0.49%	0.49	%(e)	0.49%
Net investment income	3.14%		3.48%		3.30%	2.84%		2.66%
Portfolio turnover rate(f)	22%		29%		16%	24%		16%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Financial Highlights–(continued)

Invesco Global Clean Energy ETF (PBD)

	Years Ended October 31,
	2020	2019		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$12.66	$10.97		$13.08	$10.65	$11.46
Net investment income(a)	0.19	0.21		0.18	0.23	0.20
Net realized and unrealized gain (loss) on investments	10.30	1.72		(2.07)	2.39	(0.80	)(b)
Total from investment operations	10.49	1.93		(1.89)	2.62	(0.60)
Distributions to shareholders from:
Net investment income	(0.26)	(0.24)		(0.22)	(0.19)	(0.21)
Transaction fees(a)	0.00 (c)	0.00	(c)	0.00 (c)	-	-
Net asset value at end of year	$22.89	$12.66		$10.97	$13.08	$10.65
Market price at end of year(d)	$22.92	$12.56		$10.95	$13.07	$10.62
Net Asset Value Total Return(e)	84.06%	17.86%		(14.69)%	24.90%	(5.29	)%(b)
Market Price Total Return(e)	85.77%	17.16%		(14.78)%	25.17%	(5.56)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$124,178	$49,675		$49,661	$60,499	$56,152
Ratio to average net assets of:
Expenses	0.75%	0.77	%(f)	0.75%	0.75%	0.75%
Net investment income	1.20%	1.74	%(f)	1.43%	1.98%	1.83%
Portfolio turnover rate(g)	56%	59%		46%	40%	57%

(a)	Based on average shares outstanding.
(b)

Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $(0.83) and total return would have been lower.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Financial Highlights–(continued)

Invesco Global Water ETF (PIO)

	Years Ended October 31,
	2020	2019		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$28.94	$23.73		$25.27	$21.32	$21.89
Net investment income(a)	0.25	0.38		0.45	0.28	0.34
Net realized and unrealized gain (loss) on investments	2.27	5.25		(1.54)	3.95	(0.60)
Total from investment operations	2.52	5.63		(1.09)	4.23	(0.26)
Distributions to shareholders from:
Net investment income	(0.29)	(0.42)		(0.45)	(0.28)	(0.31)
Transaction fees(a)	0.00 (b)	0.00	(b)	0.00 (b)	-	-
Net asset value at end of year	$31.17	$28.94		$23.73	$25.27	$21.32
Market price at end of year(c)	$31.18	$28.84		$23.69	$25.25	$21.29
Net Asset Value Total Return(d)	8.76%	23.90%		(4.45)%	20.01%	(1.14)%
Market Price Total Return(d)	9.16%	23.68%		(4.53)%	20.08%	(0.78)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$207,262	$195,314		$164,916	$200,862	$188,665
Ratio to average net assets of:
Expenses	0.75%	0.76	%(e)	0.75%	0.75%	0.74%
Net investment income	0.86%	1.45	%(e)	1.77%	1.22%	1.62%
Portfolio turnover rate(f)	30%	32%		34%	34%	67%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Financial Highlights–(continued)

Invesco International BuyBack AchieversTM ETF (IPKW)

	Years Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$32.20	$31.00	$35.31	$27.94	$27.02
Net investment income(a)	0.57	0.76	0.69	0.47	0.74	(b)
Net realized and unrealized gain (loss) on investments	(0.82)	1.38	(4.28)	7.28	0.89
Total from investment operations	(0.25)	2.14	(3.59)	7.75	1.63
Distributions to shareholders from:
Net investment income	(0.61)	(0.94)	(0.73)	(0.38)	(0.71)
Transaction fees(a)	0.01	0.00 (c)	0.01	-	-
Net asset value at end of year	$31.35	$32.20	$31.00	$35.31	$27.94
Market price at end of year(d)	$31.42	$32.05	$30.96	$35.47	$28.02
Net Asset Value Total Return(e)	(0.30)%	7.10%	(10.40)%	28.03%	6.25%
Market Price Total Return(e)	0.37%	6.74%	(10.96)%	28.24%	6.78%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$92,470	$141,692	$243,373	$197,735	$92,202
Ratio to average net assets of:
Expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	1.86%	2.44%	1.90%	1.47%	2.76	%(b)
Portfolio turnover rate(f)	88%	99%	121%	118%	106%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period.Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.51 and 1.90%, respectively.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

Financial Highlights–(continued)

Invesco MSCI Global Timber ETF (CUT)

	Years Ended October 31,			Five Months Ended October 31,		Years Ended May 31,
	2020	2019		2018		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$27.65	$27.98		$33.50		$27.57	$23.63	$26.28
Net investment income(a)	0.53	0.72		0.20		0.63	0.47	0.67
Net realized and unrealized gain (loss) on investments	0.40	(0.23)		(5.72)		5.80	3.99	(2.96)
Total from investment operations	0.93	0.49		(5.52)		6.43	4.46	(2.29)
Distributions to shareholders from:
Net investment income	(0.77)	(0.82)		-		(0.50)	(0.52)	(0.36)
Transaction fees(a)	0.01	0.00	(b)	0.00	(b)	-	-	-
Net asset value at end of period	$27.82	$27.65		$27.98		$33.50	$27.57	$23.63
Market price at end of period	$27.81 (c)	$27.56	(c)	$27.94	(c)	$33.54 (c)	$27.52	$23.59
Net Asset Value Total Return(d)	3.29%	2.32%		(16.48)%		23.42%	19.09%	(8.72)%
Market Price Total Return(d)	3.60%	2.14%		(16.70)%		23.79%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$75,101	$134,093		$173,463		$236,190	$190,203	$163,060
Ratio to average net assets of:
Expenses, after Waivers	0.55%	0.56	%(e)	0.55	%(f)	0.55%	0.57%	0.60%
Expenses, prior to Waivers	0.72%	0.68	%(e)	0.64	%(f)	0.67%	0.70%	0.75%
Net investment income	2.00%	2.70	%(e)	1.50	%(f)	2.02%	1.85%	2.83%
Portfolio turnover rate(g)	10%	18%		4%		10%	8%	60%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Financial Highlights–(continued)

Invesco S&P Global Water Index ETF (CGW)

	Years Ended October 31,		Two Months Ended October 31,		Years Ended August 31,
	2020	2019	2018		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$39.55	$32.32	$35.28		$33.38	$30.27	$26.67
Net investment income(a)	0.63	0.64	0.04		0.59	0.61	0.54
Net realized and unrealized gain (loss) on investments	1.86	7.26	(3.00)		1.92	2.97	3.51
Total from investment operations	2.49	7.90	(2.96)		2.51	3.58	4.05
Distributions to shareholders from:
Net investment income	(0.61)	(0.67)	-		(0.61)	(0.47)	(0.45)
Transaction fees(a)	0.00 (b)	0.00 (b)	0.00	(b)	---
Net asset value at end of period	$41.43	$39.55	$32.32		$35.28	$33.38	$30.27
Market price at end of period	$41.54 (c)	$39.54 (c)	$32.27	(c)	$35.23 (c)	$33.46	$30.32
Net Asset Value Total Return(d)	6.31%	25.10%	(8.39)%		7.51%	12.09%	15.40%
Market Price Total Return(d)	6.62%	25.27%	(8.40)%		7.09%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$710,871	$741,918	$531,298		$594,105	$610,253	$432,244
Ratio to average net assets of:
Expenses	0.57%	0.59%	0.60	%(e)	0.62%	0.63%	0.64%
Net investment income	1.61%	1.82%	0.67	%(e)	1.71%	1.98%	1.93%
Portfolio turnover rate(f)	15%	13%	5%		13%	8%	6%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

Financial Highlights–(continued)

Invesco S&P International Developed Quality ETF (IDHQ)

	Years Ended October 31,
	2020	2019		2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of year	$24.47	$21.36		$23.50	$19.65	$20.19
Net investment income(a)	0.46	0.54		0.58	0.45	0.41
Net realized and unrealized gain (loss) on investments	0.55	3.16		(2.18)	3.88	(0.54	)(b)
Total from investment operations	1.01	3.70		(1.60)	4.33	(0.13)
Distributions to shareholders from:
Net investment income	(0.47)	(0.59)		(0.54)	(0.48)	(0.41)
Transaction fees(a)	0.00 (c)	0.00	(c)	0.00 (c)	-	-
Net asset value at end of year	$25.01	$24.47		$21.36	$23.50	$19.65
Market price at end of year(d)	$25.00	$24.53		$21.31	$23.71	$19.61
Net Asset Value Total Return(e)	4.42%	17.58%		(7.00)%	22.36%	(0.62	)%(b)
Market Price Total Return(e)	4.09%	18.14%		(8.05)%	23.70%	(0.59)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$100,021	$47,726		$32,039	$28,203	$20,628
Ratio to average net assets of:
Expenses	0.29%	0.31	%(f)	0.29%	0.31%	0.45%
Net investment income	1.83%	2.38	%(f)	2.47%	2.10%	2.09%
Portfolio turnover rate(g)	42%	54%		54%	49%	165%

(a)	Based on average shares outstanding.
(b)

Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $(0.71) and total return would have been lower.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(g)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2020

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco China Technology ETF (CQQQ)	“China Technology ETF”

Invesco DWA Developed Markets Momentum ETF (PIZ)	“DWA Developed Markets Momentum ETF”

Invesco DWA Emerging Markets Momentum ETF (PIE)	“DWA Emerging Markets Momentum ETF”

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)	“FTSE RAFI Developed Markets ex-U.S. ETF”

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)	“FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF”

Invesco FTSE RAFI Emerging Markets ETF (PXH)	“FTSE RAFI Emerging Markets ETF”

Invesco Global Clean Energy ETF (PBD)	“Global Clean Energy ETF”

Invesco Global Water ETF (PIO)	“Global Water ETF”

Invesco International BuyBack AchieversTM ETF (IPKW)	“International BuyBack AchieversTM ETF”

Invesco MSCI Global Timber ETF (CUT)	“MSCI Global Timber ETF”

Invesco S&P Global Water Index ETF (CGW)	“S&P Global Water Index ETF”

Invesco S&P International Developed Quality ETF (IDHQ)	“S&P International Developed Quality ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange
China Technology ETF	NYSE Arca, Inc.

DWA Developed Markets Momentum ETF	The Nasdaq Stock Market

DWA Emerging Markets Momentum ETF	The Nasdaq Stock Market

FTSE RAFI Developed Markets ex-U.S. ETF	NYSE Arca, Inc

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	NYSE Arca, Inc

FTSE RAFI Emerging Markets ETF	NYSE Arca, Inc

Global Clean Energy ETF	NYSE Arca, Inc

Global Water ETF	The Nasdaq Stock Market

International BuyBack AchieversTM ETF	The Nasdaq Stock Market

MSCI Global Timber ETF	NYSE Arca, Inc.

S&P Global Water Index ETF	NYSE Arca, Inc.

S&P International Developed Quality ETF	NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

107

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
China Technology ETF	FTSE China Incl A 25% Technology Capped Index

DWA Developed Markets Momentum ETF	Dorsey Wright® Developed Markets Technical Leaders Index

DWA Emerging Markets Momentum ETF	Dorsey Wright® Emerging Markets Technical Leaders Index

FTSE RAFI Developed Markets ex-U.S. ETF	FTSE RAFITM Developed ex U.S. 1000 Index

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	FTSE RAFITM Developed ex U.S. Mid-Small 1500 Index

FTSE RAFI Emerging Markets ETF	FTSE RAFITM Emerging Index

Global Clean Energy ETF	WilderHill New Energy Global Innovation Index

Global Water ETF	Nasdaq OMX Global Water IndexSM

International BuyBack AchieversTM ETF	Nasdaq International BuyBack AchieversTM Index

MSCI Global Timber ETF	MSCI ACWI IMI Timber Select Capped Index

S&P Global Water Index ETF	S&P Global Water Index

S&P International Developed Quality ETF	S&P Quality Developed ex-U.S. LargeMidCap Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value

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will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of

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expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Geographic Concentration Risk. A natural or other disaster could occur in a country or geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact the Fund’s investments in the affected country or region.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its

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corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because China Technology ETF, Global Water ETF, International BuyBack AchieversTM ETF, MSCI Global Timber ETF and S&P Global Water Index ETF are non-diversified, and to the extent certain Funds may become non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their respective portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of their respective securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from the settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other

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criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.	Dividends and Distributions to Shareholders

Each Fund (except for China Technology ETF, MSCI Global Timber ETF and S&P Global Water Index ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. China Technology ETF, MSCI Global Timber ETF and S&P Global Water Index ETF each declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses - Each Fund (except for MSCI Global Timber ETF and S&P Global Water Index ETF) has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

MSCI Global Timber ETF and S&P Global Water Index ETF are responsible for all of their expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee (if applicable) and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service

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providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to an Investment Advisory Agreement, each Fund listed below accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory

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Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)
China Technology ETF	0.70%

DWA Developed Markets Momentum ETF	0.80%

DWA Emerging Markets Momentum ETF	0.90%

FTSE RAFI Developed Markets ex-U.S. ETF	0.45%

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	0.49%

FTSE RAFI Emerging Markets ETF	0.49%

Global Clean Energy ETF	0.75%

Global Water ETF	0.75%

International BuyBack AchieversTM ETF	0.55%

S&P International Developed Quality ETF	0.29%

Prior to May 18, 2020, the Adviser agreed to waive a portion of its unitary management fee to prevent the expenses (excluding interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes, and litigation expenses and other extraordinary expenses) of China Technology ETF from exceeding such Fund’s unitary management fee.

Pursuant to another Investment Advisory Agreement, each of the following Funds accrues daily and pays monthly to the Adviser an annual fee equal to a percentage of its average daily net assets as follows:

Management Fees (as a % of average daily net assets)
MSCI Global Timber ETF	0.50%

S&P Global Water Index ETF	0.50%

The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each of those Funds (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) from exceeding the percentage of the Fund’s average daily net assets per year (the “Expense Cap”) shown in the table below through at least August 31, 2022. Neither the Adviser nor the Funds can discontinue the agreement prior to its expiration.

Expense Cap
MSCI Global Timber ETF	0.55%

S&P Global Water Index ETF	0.63%

Further, the Adviser has agreed to reimburse MSCI Global Timber ETF in the amount equal to the licensing fees that the Fund pays that cause the Fund’s operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed 0.55% of its average daily net assets, through at least December 31, 2020. Prior to April 6, 2020, the Adviser agreed to reimburse the S&P Global Water Index ETF in the amount equal to the licensing fees that the Fund paid that caused the Fund’s operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed 0.63% of the Fund’s average daily net assets.

Additionally, through at least August 31, 2022, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to the Fund’s investments of otherwise uninvested cash in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). These fees are not subject to recapture. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

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For the fiscal year ended October 31, 2020, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

China Technology ETF	$1,409
DWA Developed Markets Momentum ETF	80
DWA Emerging Markets Momentum ETF	195
FTSE RAFI Developed Markets ex-U.S. ETF	1,787
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	1,081
FTSE RAFI Emerging Markets ETF	14,077
Global Clean Energy ETF	111
Global Water ETF	209
International BuyBack AchieversTM ETF	113
MSCI Global Timber ETF	160,505
S&P Global Water Index ETF	821
S&P International Developed Quality ETF	86

The fees waived and/or expenses borne by the Adviser for MSCI Global Timber ETF and S&P Global Water Index ETF, pursuant to the Expense Cap, are subject to recapture by the Adviser up to three years from the date the fees were waived or the expense were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Fund, the amounts available for potential recapture by the Adviser and the expiration schedule at October 31, 2020 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		5/31/21	10/31/21	10/31/22	10/31/23
MSCI Global Timber ETF	$480,454	$53,954	$76,595	$190,541	$159,364

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
China Technology ETF	FTSE International Ltd.
DWA Developed Markets Momentum ETF	Dorsey Wright & Associates, LLC
DWA Emerging Markets Momentum ETF	Dorsey Wright & Associates, LLC
FTSE RAFI Developed Markets ex-U.S. ETF	FTSE International Ltd.
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	FTSE International Ltd.
FTSE RAFI Emerging Markets ETF	FTSE International Ltd.
Global Clean Energy ETF	WilderHill New Energy Finance, LLC
Global Water ETF	Nasdaq, Inc.
International BuyBack AchieversTM ETF	Nasdaq, Inc.
MSCI Global Timber ETF	MSCI, Inc.
S&P Global Water Index ETF	S&P Dow Jones Indices LLC
S&P International Developed Quality ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

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For the fiscal year ended October 31, 2020, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Fund, as listed below:

China Technology ETF	$1,409
DWA Emerging Markets Momentum ETF	5,954
FTSE RAFI Emerging Markets ETF	28
Global Water ETF	401
MSCI Global Timber ETF	97
S&P Global Water Index ETF	110
S&P International Developed Quality ETF	14

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended October 31, 2020, the following Fund engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains
Global Water ETF	$1,469,586	$-	$-

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020, for each Fund (except for S&P Global Water Index ETF ). As of October 31, 2020, all of the securities in S&P Global Water Index ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
China Technology ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,044,123,696	$-	$0	$1,044,123,696
Money Market Funds	-	26,510,067	-	26,510,067

Total Investments	$1,044,123,696	$26,510,067	$0	$1,070,633,763

DWA Developed Markets Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$155,193,408	$-	$0	$155,193,408
Money Market Funds	-	5,496,556	-	5,496,556

Total Investments	$155,193,408	$5,496,556	$0	$160,689,964

116

	Level 1	Level 2	Level 3	Total
DWA Emerging Markets Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$155,853,204	$-	$-	$155,853,204
Money Market Funds	-	1,943,260	-	1,943,260

Total Investments	$155,853,204	$1,943,260	$-	$157,796,464

FTSE RAFI Developed Markets ex-U.S. ETF
Investments in Securities
Common Stocks & Other Equity Interests	$867,353,383	$-	$0	$867,353,383
Money Market Funds	-	21,490,259	-	21,490,259

Total Investments	$867,353,383	$21,490,259	$0	$888,843,642

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF
Investments in Securities
Common Stocks & Other Equity Interests	$306,588,336	$614,123	$0	$307,202,459
Money Market Funds	-	15,187,404	-	15,187,404

Total Investments	$306,588,336	$15,801,527	$0	$322,389,863

FTSE RAFI Emerging Markets ETF
Investments in Securities
Common Stocks & Other Equity Interests	$967,400,248	$-	$-	$967,400,248
Money Market Funds	1,309,256	1,851,100	-	3,160,356

Total Investments	$968,709,504	$1,851,100	$-	$970,560,604

Global Clean Energy ETF
Investments in Securities
Common Stocks & Other Equity Interests	$124,167,808	$-	$0	$124,167,808
Money Market Funds	-	18,462,530	-	18,462,530

Total Investments	$124,167,808	$18,462,530	$0	$142,630,338

Global Water ETF
Investments in Securities
Common Stocks & Other Equity Interests	$206,777,223	$-	$28,080	$206,805,303
Money Market Funds	82,272	3,006,761	-	3,089,033

Total Investments	$206,859,495	$3,006,761	$28,080	$209,894,336

International BuyBack AchieversTM ETF
Investments in Securities
Common Stocks & Other Equity Interests	$91,923,359	$-	$-	$91,923,359
Money Market Funds	112,421	2,414,331	-	2,526,752

Total Investments	$92,035,780	$2,414,331	$-	$94,450,111

MSCI Global Timber ETF
Investments in Securities
Common Stocks & Other Equity Interests	$75,056,170	$-	$5,657	$75,061,827
Exchange-Traded Funds	47,326	-	-	47,326
Money Market Funds	94,504	274,079	-	368,583

Total Investments	$75,198,000	$274,079	$5,657	$75,477,736

S&P International Developed Quality ETF
Investments in Securities
Common Stocks & Other Equity Interests	$99,521,305	$-	$-	$99,521,305
Money Market Funds	131,983	3,777,900	-	3,909,883

Total Investments	$99,653,288	$3,777,900	$-	$103,431,188

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NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019
	Ordinary Income*	Ordinary Income*
China Technology ETF	$56,175	$1,984,086
DWA Developed Markets Momentum ETF	1,593,829	2,458,183
DWA Emerging Markets Momentum ETF	2,903,680	4,189,151
FTSE RAFI Developed Markets ex-U.S. ETF	28,485,359	52,102,548
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	7,471,395	8,100,512
FTSE RAFI Emerging Markets ETF	37,760,270	42,921,358
Global Clean Energy ETF	1,131,324	980,943
Global Water ETF	1,898,770	2,822,348
International BuyBack AchieversTM ETF	2,251,674	5,243,213
MSCI Global Timber ETF	3,739,205	4,947,600
S&P Global Water Index ETF	10,607,913	10,958,575
S&P International Developed Quality ETF	1,194,228	916,670

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
China Technology ETF	$6,462,572	$-	$188,019,227	$(15)	$(90,083,893)	$938,763,796	$1,043,161,687
DWA Developed Markets Momentum ETF	-	-	17,507,958	38,179	(131,596,423)	269,092,922	155,042,636
DWA Emerging Markets Momentum ETF	955,407	-	26,163,284	5,488	(126,141,902)	254,506,840	155,489,117
FTSE RAFI Developed Markets ex-U.S. ETF	709,294	-	(210,284,829)	181,479	(108,351,490)	1,189,148,282	871,402,736
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	1,250,963	-	(8,758,334)	19,653	(43,373,131)	358,967,164	308,106,315
FTSE RAFI Emerging Markets ETF	3,810,988	-	(118,779,751)	(543,750)	(168,503,715)	1,253,860,191	969,843,963
Global Clean Energy ETF	117,281	-	39,465,666	1,520	(68,512,600)	153,105,861	124,177,728
Global Water ETF	314,381	-	47,153,527	22,344	(48,748,856)	208,520,607	207,262,003
International BuyBack AchieversTM ETF	55,624	-	958,142	2,884	(54,327,596)	145,781,409	92,470,463
MSCI Global Timber ETF	1,266,405	(5,445)	5,445,594	7,557	(21,700,727)	90,087,665	75,101,049
S&P Global Water Index ETF	9,762,948	(8,676)	110,561,197	80,635	(15,787,009)	606,261,564	710,870,659
S&P International Developed Quality ETF	72,718	-	1,982,649	11,118	(6,118,289)	104,072,817	100,021,013

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of October 31, 2020:

	No expiration
	Short-Term	Long-Term	Total*
China Technology ETF	$5,186,706	$84,897,187	$90,083,893
DWA Developed Markets Momentum ETF	130,928,341	668,082	131,596,423
DWA Emerging Markets Momentum ETF	126,141,902	-	126,141,902
FTSE RAFI Developed Markets ex-U.S. ETF	6,906,639	101,444,851	108,351,490
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	8,057,944	35,315,187	43,373,131

118

	No expiration
	Short-Term	Long-Term	Total*
FTSE RAFI Emerging Markets ETF	$18,094,513	$150,409,202	$168,503,715
Global Clean Energy ETF	10,159,214	58,353,386	68,512,600
Global Water ETF	38,485,787	10,263,069	48,748,856
International BuyBack AchieversTM ETF	49,326,511	5,001,085	54,327,596
MSCI Global Timber ETF	12,266,326	9,434,401	21,700,727
S&P Global Water Index ETF	1,328,032	14,458,977	15,787,009
S&P International Developed Quality ETF	3,903,911	2,214,378	6,118,289

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended October 31, 2020, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
China Technology ETF	$378,046,372	$276,778,321
DWA Developed Markets Momentum ETF	191,623,463	192,434,020
DWA Emerging Markets Momentum ETF	240,033,519	238,278,755
FTSE RAFI Developed Markets ex-U.S. ETF	117,817,090	126,787,893
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	83,541,876	86,045,726
FTSE RAFI Emerging Markets ETF	253,415,733	287,973,970
Global Clean Energy ETF	43,132,704	39,722,798
Global Water ETF	60,275,806	58,616,422
International BuyBack AchieversTM ETF	94,848,504	99,979,360
MSCI Global Timber ETF	8,934,598	14,357,387
S&P Global Water Index ETF	103,202,319	100,367,806
S&P International Developed Quality ETF	27,597,204	26,947,753

For the fiscal year ended October 31, 2020, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
China Technology ETF	$354,996,051	$229,164,810
DWA Developed Markets Momentum ETF	101,535,185	127,177,238
DWA Emerging Markets Momentum ETF	40,961,915	55,027,937
FTSE RAFI Developed Markets ex-U.S. ETF	221,821,149	381,182,579
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	90,861,750	93,346,156
FTSE RAFI Emerging Markets ETF	77,118,134	123,628,168
Global Clean Energy ETF	41,445,047	15,095,183
Global Water ETF	25,370,275	30,601,290
International BuyBack AchieversTM ETF	14,091,905	48,069,564
MSCI Global Timber ETF	-	51,208,652
S&P Global Water Index ETF	91,712,239	151,264,714
S&P International Developed Quality ETF	75,249,839	24,418,116

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

119

At October 31, 2020, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
China Technology ETF	$255,415,334	$(67,396,107)	$188,019,227	$882,614,536
DWA Developed Markets Momentum ETF	22,001,222	(4,493,264)	17,507,958	143,182,006
DWA Emerging Markets Momentum ETF	28,675,044	(2,511,760)	26,163,284	131,633,180
FTSE RAFI Developed Markets ex-U.S. ETF	98,199,494	(308,484,323)	(210,284,829)	1,099,128,471
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	51,455,682	(60,214,016)	(8,758,334)	331,148,197
FTSE RAFI Emerging Markets ETF	164,079,382	(282,859,133)	(118,779,751)	1,089,340,355
Global Clean Energy ETF	41,718,974	(2,253,308)	39,465,666	103,164,672
Global Water ETF	50,787,152	(3,633,625)	47,153,527	162,740,809
International BuyBack AchieversTM ETF	6,538,884	(5,580,742)	958,142	93,491,969
MSCI Global Timber ETF	14,226,416	(8,780,822)	5,445,594	70,032,142
S&P Global Water Index ETF	142,540,614	(31,979,417)	110,561,197	599,502,652
S&P International Developed Quality ETF	6,420,667	(4,438,018)	1,982,649	101,448,539

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, foreign currency transactions and passive foreign investment companies, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2020, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
China Technology ETF	$85,045	$(99,826,986)	$99,741,941
DWA Developed Markets Momentum ETF	577,901	(21,670,890)	21,092,989
DWA Emerging Markets Momentum ETF	(43,540)	(9,242,863)	9,286,403
FTSE RAFI Developed Markets ex-U.S. ETF	1,290,973	(27,805,232)	26,514,259
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	882,756	(18,800,494)	17,917,738
FTSE RAFI Emerging Markets ETF	2,205,074	(7,193,888)	4,988,814
Global Clean Energy ETF	156,125	(10,396,774)	10,240,649
Global Water ETF	198,230	(11,783,001)	11,584,771
International BuyBack AchieversTM ETF	(31,827)	4,528,705	(4,496,878)
MSCI Global Timber ETF	(39,857)	(4,778,453)	4,818,310
S&P Global Water Index ETF	70,861	(76,028,327)	75,957,466
S&P International Developed Quality ETF	19,719	(3,549,862)	3,530,143

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the following Funds’ unitary management fee, pays for such compensation for China Technology ETF, DWA Developed Markets Momentum ETF, DWA Emerging Markets Momentum ETF, FTSE RAFI Developed Markets ex-U.S. ETF, FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, FTSE RAFI Emerging Markets ETF, Global Clean Energy ETF, Global Water ETF, International BuyBack Achievers™ ETF, and S&P International Developed Quality ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

120

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Funds’ investments. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Funds and their investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 12–Significant Event

On November 12 2020, President Trump issued an Executive Order (the “Order”) prohibiting investment activity by U.S. persons, which includes the Funds, in relation to certain companies designated by the U.S. Department of Defense as being backed by, and providing funding to, the Chinese military (the “Sanctioned Companies”). Beginning January 11, 2021, all transactions in public securities, or any securities that are derivative of, or are designed to provide investment exposure to such securities, of any of the Sanctioned Companies (the “Sanctioned Securities”) are prohibited. In addition, any of the Sanctioned Securities held by the Funds as of January 11, 2021 are permitted to be sold only through November 11, 2021, although the consequences of continuing to hold Sanctioned Securities beyond November 11, 2021 are currently unclear. The Funds’ holdings in the Sanctioned Securities may adversely impact the Funds’ performance. The extent of the impact will depend on future developments, including the Funds’ ability to sell the Sanctioned Securities, uncertainties on valuation of the Sanctioned Securities, modifications to the Order and/or interpretations thereof (including which companies are considered Sanctioned Companies), and the duration of the Order, all of which are highly uncertain and cannot be predicted. At October 31, 2020, China Technology Fund held investments in Sanctioned Securities which represented approximately 10% of the China Technology Fund’s net assets.

121

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of each of the twelve Funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (twelve of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund
Invesco China Technology ETF (3)	Guggenheim China Technology ETF
Invesco DWA Developed Markets Momentum ETF (2)	-
Invesco DWA Emerging Markets Momentum ETF (2)	-
Invesco FTSE RAFI Developed Markets ex-U.S. ETF (2)	-
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (2)	-
Invesco FTSE RAFI Emerging Markets ETF (2)	-
Invesco Global Clean Energy ETF (2)	-
Invesco Global Water ETF (2)	-
Invesco International BuyBack AchieversTM ETF (2)	-
Invesco MSCI Global Timber ETF (1)	Guggenheim MSCI Global Timber ETF
Invesco S&P Global Water Index ETF (3)	Guggenheim S&P Global Water Index ETF
Invesco S&P International Developed Quality ETF (2)	-

(1) The financial highlights for each of the two years in the period ended October 31, 2020, for the period June 1, 2018 through October 31, 2018 and for the year ended May 31, 2018

(2) The financial highlights for each of the five years in the period ended October 31, 2020

(3) The financial highlights for each of the two years in the period ended October 31, 2020, for the period September 1, 2018 through October 31, 2018 and for the year ended August 31, 2018

The financial statements of Invesco MSCI Global Timber ETF (Predecessor Fund: Guggenheim MSCI Global Timber ETF) as of and for the year ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 31, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

The financial statements of Invesco China Technology ETF (Predecessor Fund: Guggenheim China Technology ETF) and Invesco S&P Global Water Index ETF (Predecessor Fund: Guggenheim S&P Global Water Index ETF) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 30, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

122

Report of Independent Registered Public Accounting Firm–(continued)

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 23, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

123

Calculating your ongoing Fund expenses

Example

As a shareholder of Invesco MSCI Global Timber ETF and Invesco S&P Global Water Index ETF, you incur advisory fees and other Fund expenses. As a shareholder of the Invesco China Technology ETF, Invesco DWA Developed Markets Momentum ETF, Invesco DWA Emerging Markets Momentum ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF, Invesco Global Clean Energy ETF, Invesco Global Water ETF, Invesco International BuyBack Achievers™ ETF and Invesco S&P International Developed Quality ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

In addition to the fees and expenses which the Invesco FTSE RAFI Emerging Markets ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly are included in the Portfolio total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco China Technology ETF (CQQQ)
Actual	$1,000.00	$1,416.10	0.71%	$4.31
Hypothetical (5% return before expenses)	1,000.00	1,021.57	0.71	3.61

124

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco DWA Developed Markets Momentum ETF (PIZ)
Actual	$1,000.00	$1,211.70	0.80%	$4.45
Hypothetical (5% return before expenses)	1,000.00	1,021.11	0.80	4.06
Invesco DWA Emerging Markets Momentum ETF (PIE)
Actual	1,000.00	1,222.00	0.90	5.03
Hypothetical (5% return before expenses)	1,000.00	1,020.61	0.90	4.57
Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)
Actual	1,000.00	1,065.40	0.45	2.34
Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.45	2.29
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)
Actual	1,000.00	1,136.20	0.49	2.63
Hypothetical (5% return before expenses)	1,000.00	1,022.67	0.49	2.49
Invesco FTSE RAFI Emerging Markets ETF (PXH)
Actual	1,000.00	1,080.50	0.49	2.56
Hypothetical (5% return before expenses)	1,000.00	1,022.67	0.49	2.49
Invesco Global Clean Energy ETF (PBD)
Actual	1,000.00	1,712.30	0.75	5.11
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.75	3.81
Invesco Global Water ETF (PIO)
Actual	1,000.00	1,166.80	0.75	4.08
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.75	3.81
Invesco International BuyBack AchieversTM ETF (IPKW)
Actual	1,000.00	1,218.40	0.55	3.07
Hypothetical (5% return before expenses)	1,000.00	1,022.37	0.55	2.80
Invesco MSCI Global Timber ETF (CUT)
Actual	1,000.00	1,191.00	0.55	3.03
Hypothetical (5% return before expenses)	1,000.00	1,022.37	0.55	2.80
Invesco S&P Global Water Index ETF (CGW)
Actual	1,000.00	1,160.80	0.57	3.10
Hypothetical (5% return before expenses)	1,000.00	1,022.27	0.57	2.90
Invesco S&P International Developed Quality ETF (IDHQ)
Actual	1,000.00	1,103.50	0.29	1.53
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2020. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

125

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*
Invesco China Technology ETF	53%	0%	0%
Invesco DWA Developed Markets Momentum ETF	100%	0%	0%
Invesco DWA Emerging Markets Momentum ETF	34%	0%	0%
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	93%	0%	0%
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	80%	0%	0%
Invesco FTSE RAFI Emerging Markets ETF	84%	0%	0%
Invesco Global Clean Energy ETF	58%	2%	0%
Invesco Global Water ETF	100%	35%	0%
Invesco International BuyBack AchieversTM ETF	100%	0%	0%
Invesco MSCI Global Timber ETF	95%	42%	0%
Invesco S&P Global Water Index ETF	98%	38%	0%
Invesco S&P International Developed Quality ETF	100%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes Per Share	Foreign Source Income Per Share
Invesco China Technology ETF	$-	$-
Invesco DWA Developed Markets Momentum ETF	0.0367	0.4333
Invesco DWA Emerging Markets Momentum ETF	0.0567	0.4686
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	0.0943	1.3779
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	0.0560	0.7796
Invesco FTSE RAFI Emerging Markets ETF	0.0862	0.8429
Invesco Global Clean Energy ETF	-	-
Invesco Global Water ETF	-	-
Invesco International BuyBack AchieversTM ETF	0.0900	0.9900
Invesco MSCI Global Timber ETF	0.0461	0.5138
Invesco S&P Global Water Index ETF	0.0180	0.6509
Invesco S&P International Developed Quality ETF	-	-

126

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of October 31, 2020

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	216	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	216	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

127

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010- Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	216	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013- 2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

128

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973- 1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	216	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

129

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	216	Treasurer (2018-Present), Finance Committee Member (2015- Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	216	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

130

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006- 2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005- 2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	216	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

131

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	216	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	216	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

132

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008- 2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	216	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.

**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

133

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); Authorized Person, Accretive Asset Management LLC (2018-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

134

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal – US ETFs and Secretary, Invesco Capital Management LLC (2020-Present); Head of Legal and Secretary, Invesco Specialized Products, LLC (2020-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary (2020-Present), Invesco Capital Markets, Inc. and Invesco Investment Advisers LLC; Assistant Secretary, The Invesco Funds (2014-Present); formerly, Assistant Secretary, Invesco Capital Management LLC (2015-2020) and Invesco Specialized Products, LLC (2018-2020); Assistant Secretary (2014-2020) and Chief Compliance Officer (2017), Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Senior Counsel, Invesco Ltd. (2013-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

135

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

136

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2020 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-8	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2020.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker, and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a)   to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2020	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2019
Audit Fees	$379,950	$509,720
Audit-Related Fees	$0	$0
Tax Fees(1)	$323,016	$453,887
All Other Fees	$0	$0
Total Fees	$702,966	$963,607

(1)

Tax Fees for the fiscal years ended October 31, 2020 and 2019 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences. In addition, Tax Fees for the fiscal year ended October 31, 2019 include fees billed for the final liquidated Federal income tax returns for the six funds with a tax year ended February 27, 2019.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$701,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)
Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:    June 26, 2009

Amended:  June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $ 6,227,000 for the fiscal year ended October 31, 2020 and $3,294,000 for the fiscal year ended October 31, 2019 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $7,251,016 for the fiscal year ended October 31, 2020 and $ 4,437,887 for the fiscal year ended October 31, 2019.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $31 million and non-audit services of approximately $20 million for the fiscal year ended 2020. The Audit Committee considered this information in evaluating PwC’s independence.

Pursuant to PCAOB Rule 3526, PwC advised the Registrant’s Audit Committee of the following matters identified between November 1, 2019 to December 23, 2020 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that four PwC Managers and three PwC Associates each held financial interests in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or individuals ceased providing their non-audit services. In addition, PwC considered that audit work was performed by the PwC Associates, but such audit work was of a limited nature and/or was reviewed by other engagement team members. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Fund Trust II

By: /s/ Anna Paglia

Name: Anna Paglia
Title: President

Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Anna Paglia

Name: Anna Paglia
Title: President

Date: January 8, 2021

By: /s/ Kelli Gallegos

Name: Kelli Gallegos
Title: Treasurer

Date: January 8, 2021